UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                     Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                     Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.TCW.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary (such as a broker-dealer, bank, or retirement plan), or by calling 1-800-241-4671 if you invest directly with the Funds.

You may elect to receive all future reports in paper free of charge. Contact your financial intermediary or, if you invest directly with the Funds, call
1-800-241-4671, to request that you continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held through your financial intermediary or directly with TCW.

Metropolitan West Funds
Table of Contents	March 31, 2019

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

Thank you for your continued investment in the Metropolitan West Funds. We are pleased to provide the following Annual Report for the Funds for the period ended March 31, 2019. During the reporting period, overall assets across the complex remained stable near $80 billion as inflows and price appreciation early in 2019 approximately offset the effects of rising rates and rebalancing activity over 2018.

The March 31, 2019 Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I Class (MWCBX)
Metropolitan West Flexible Income Fund	M-Class (MWFSX ), I Class (MWFEX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)

Economic Review and Market Environment

After a summer characterized by an impressive equity and corporate bond rally, a harsh financial winter blew in over the close of 2018, as investment markets were whipsawed by investor concerns regarding slowing global growth, trade deterioration, and policy uncertainty and volatility spiked to further dampen the mood of investors who faced a liquidity-constrained environment at year-end. Indeed, the final trading months of 2018 reflected re-priced expectations, as the defining feature of this cycle – central bank support – continued to be withdrawn with the Federal Open Market Committee’s (FOMC) ninth rate hike since 2015. While this move was largely anticipated for the Fed’s December meeting, concerns about the economic outlook and significant late-year market volatility led many investors to expect the Fed to pause rate hikes in 2019, even as the Fed itself maintained a tightening bias. Ultimately, this mismatch in expectations between the market and the Fed proved to be a foreshadowing event, as it took only a few days into 2019 for a dovish pivot to change sentiment. Following Fed Chair Powell’s January 3rd “low inflation” and “patient” comments, the FOMC meeting concluded later in the month with an unchanged funds rate and substantially softened messaging, suppressing volatility and providing cover for higher valuations. The runway clear, risk assets ended the first quarter in strong positive territory, resulting in what was nearly a round trip in spreads and equity markets.

To the matter of growth, first for the U.S., as the effects of fiscal stimulus from tax cuts have abated, several additional drags - particularly the government shutdown – have the potential to slow down economic expansion. Notably, leading indicators such as manufacturing new orders, building permits and consumer expectations suggested weakening, while other downside signals included a flat-to-inverted yield curve and trend declines in more economically and interest rate sensitive sectors such as housing and auto sales. (The housing market slowdown was not recent as it showed signs of cooling over the course of 2018 as rates pushed higher from September 2017 through much of the following 13 months, translating into negative prints for housing starts and home sales on affordability concerns, i.e., years of housing price appreciation with higher financing costs layered on.) Globally speaking, growth concerns reverberated as Eurozone manufacturing data disappointed, Chinese growth faded, and the OECD once again trimmed its forecast for worldwide economic expansion in 2019 to 3.3% from 3.5%. Not atypically, other global central banks took their cues from the Fed, highlighted most prominently by an accommodative redirection from the European Central Bank (ECB) that pushed back the expected timing of their first hike to 2020 and announced a new round of targeted long-term refinancing operations to provide additional funding to banks.

Given the Fed’s transmitted pause to hikes and the resulting calm (and then some) to the markets, the yield curve flattened considerably on a year-over-year basis, with three-month T-bills 68 bps higher in contrast with the 33 and 16 bps decline for 10-Year and 30-Year Treasury yields, respectively. The decrease in intermediate and long yields delivered positive total returns across fixed income markets during the twelve-month period, as reflected in a 4.6% gain for the Bloomberg Barclays Aggregate Index with mixed spread movement resulting in 12 bps of positive excess returns relative to U.S. Treasuries. Corporate credit ended the period in strong positive territory despite volatility in December and ultimately posted a roughly 4.9% gain for the period, led by REITS, midstream

1 / Annual Report March 2019

energy, banking and communications credits. Similarly, high yield posted an impressive 5.9% total return for the one-year period notwithstanding a fourth quarter that saw spreads widen out over 200 bps. Securitized products also fared well, though trailed corporate credit on a duration-adjusted basis. Commercial mortgage-backed securities (CMBS) led, gaining 5.4%, with particularly strong performance from non-agency CMBS. Meanwhile, asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS) also remediated from late 2018 volatility and continued to post consistent, positive returns given benign fundamentals. Agency MBS performance, meanwhile, was mixed within the coupon stack, as performance was tempered by negative technical factors. In particular, the Fed’s reduced purchases of agency MBS has had a negative impact on the To Be Announced (TBA) market, as the worst to deliver bonds are no longer being purchased by the Fed, depressing TBAs versus specified pools, while further weakness stemmed from uncertainty regarding implementation of the single security platform.

The Economy and Market Ahead

The Fed’s surprisingly dovish shift to start the year effectively signaled that this might just be the end of the hiking cycle. While the Fed may think they are in a holding pattern and will take future actions based on incoming economic data, their recent capitulation to the markets has yet again demonstrated that markets may dictate the Fed’s future course of action more than the Fed itself lets on. Meanwhile, the inverted yield curve demonstrates that bond investors have a distinctively cautious view of future growth, which stands in stark contrast with the heady equity market rally of Q1. Regardless of the signaling effects, an inverted or flat curve weighs on banks’ willingness to extend credit as net interest margins are pressured, limiting credit creation on a go-forward basis and exacerbating liquidity conditions. Outside of the domestic concerns, there are numerous global sources of volatility with few identifiable catalysts to drive positive momentum. Considering these factors, we believe that fixed income valuations have not fully priced in long-term fundamentals and underwriting these potential risks remains paramount to the investment strategy. Echoing a theme of the past several quarters, credit conditions and pricing remain decidedly late cycle.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch. Effective November 27, 2017, BofAML Indices were rebranded to ICE BofAML.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) gained 9.93% (net of fees) for the one year period ending March 31, 2019, while the S&P 500 Index (“Index”) returned 9.50%. With U.S. Treasury yields 2-Year and beyond falling over the period, the duration of the Fund at 0.62 years benefited performance. On a sector basis, the allocation to short corporate credit, which outpaced comparable Treasuries by over 100 bps, boosted returns, with banking, utilities, and consumer non-cyclical issues particularly additive. Finally, the allocation to securitized products also rewarded performance, with CMBS and ABS supported by favorable supply/demand technicals and a healthy consumer base buoyed be a strong job market while non-agency MBS continued to be sustained by improving fundamentals.

Overall sector positioning remains defensive, with corporate credit emphasizing sectors such as financials, consumer non-cyclicals, and utilities, though we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market, while a small allocation to agency MBS is centered on floating rate CMOs given relatively stable duration profiles. Super senior ABS and CMBS markets are still attractive fundamentally, but tighter spreads have made the sectors less compelling. The ABS allocation favors more robust structures such as government guaranteed student loans while the non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS.

Annual Report March 2019 / 2

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	-0.87%	9.93%	16.06%	12.04%	21.07%	6.81%
Standard & Poor’s 500 Index	-1.72%	9.50%	13.51%	10.90%	15.91%	6.49%

Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

Since its inception on June 29, 2018, the MetWest Corporate Bond Fund – I Class (“Fund”) gained 7.95%, outpacing the return of the Bloomberg Barclays U.S. Corporate Index (“Index”) by 198 bps. Outperformance was primarily driven by favorable relative positioning, particularly the overweight to financials versus the benchmark’s allocation as financials led the Corporate universe over this period. Insurance and REITs, both an emphasis in the Fund, outpaced the Index, while further contributions came from the overweight to communications. Additionally, the underweight to most industrial sectors benefitted relative returns as significant widening in the fourth quarter resulted in underperformance versus the Index for many of these sectors over the period. Outside of the corporate space, the allocation to CMBS was a small drag as the sector trailed corporates on a duration-adjusted basis. Meanwhile, the duration position of the Fund has been maintained slightly longer than the Index, ending the period 0.1 years long. With Treasury rates beyond 1-Year maturities falling, this longer than Index duration position has helped relative performance.

While recent market volatility afforded some opportunities to adjust positioning on improved valuations, the Fund remains conservative, emphasizing higher quality and non-cyclical parts of the corporate market, and senior areas of securitized credit markets. Additionally, given our view on the fair value of interest rates, duration remains slightly long relative to the Index. In the corporate sector, small yield premiums and historically high leverage influence our preference for regulated sectors like utilities and U.S. financials, with an emphasis on REIT and insurance credits that offer attractive long-term fundamentals and strong covenants, and electric utilities with solid asset coverage. Exposure to industrial credit remains conservative, focused on high quality, less risk sensitive names with stable cash flows and strong balance sheets. Although positioning reflects some caution, we continue to look for attractive relative value opportunities across a wide variety of sectors as we actively manage the Fund. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. In particular, the Fund had a small allocation to floating rate agency CMOs given relatively stable duration profiles, and senior high quality commercial MBS.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWCSX (Inception: June 29, 2018)	5.95%	—	—	—	—	7.75%
Bloomberg Barclays U.S. Corporate Index	4.96%	—	—	—	—	5.97%
MWCBX (Inception: June 29, 2018)	6.08%	—	—	—	—	7.95%
Bloomberg Barclays U.S. Corporate Index	4.96%	—	—	—	—	5.97%

1Non-annualized. Cumulative return for the Fund during the period of June 29, 2018 through March 31, 2019.

Metropolitan West Flexible Income Fund

M-Class (MWFSX), I-Class (MWFEX)

The MetWest Flexible Income Fund (“Fund”) incepted on November 30, 2018 and gained 10.24% (net of fees) since inception, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) by over 540 bps. Outperformance of the Fund was primarily driven by issue selection among securitized products, particularly non-agency CMBS which outpaced duration-matched Treasuries by 105 bps over the period as the sector benefited from favorable supply/demand technicals. Non-agency MBS also boosted the Fund’s relative performance, especially those backed by subprime collateral, as the sector continued to benefit from improving fundamentals. Corporate issue selection further rewarded Fund performance, particularly names in banking and REITS which were among the best performing in the Index on a duration-adjusted basis. However, the Fund’s shorter-than-Index duration profile weighed on performance as Treasury yields 2-Year and beyond fell.

Overall sector positioning remains defensive, with corporate credit emphasizing regulated financials such as banking and REITS, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS presents attractive risk-adjusted return potential despite a shrinking market. Finally, super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis on non-agency CMBS favors seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. ABS bonds held in the Fund favor federally guaranteed student loans.

3 / Annual Report March 2019

	PERFORMANCE THROUGH MARCH 31, 2019

	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	5 YEAR (ANNUALIZED)	10 YEAR (ANNUALIZED)	SINCE INCEPTION[1]
MWFSX (INCEPTION: NOVEMBER 30, 2018)	—	—	—	—	—	10.25%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	—	—	—	—	—	4.83%
MWFEX (INCEPTION: NOVEMBER 30, 2018)	—	—	—	—	—	10.24%
BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX	—	—	—	—	—	4.83%

1Non-annualized. Cumulative return for the Fund during the period of November 30, 2018 through March 31, 2019.

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

For the one year period ending March 31, 2019, the MetWest Floating Rate Bond Fund – I Class (“Fund”) returned 3.03% (net of fees), modestly outpacing the S&P/LSTA Leveraged Loan Index (“Index”) by 6 bps. Defensive positioning maintained by the Fund weighed on performance during the earlier part of the year as assets with more market risk outperformed, led by commodity-related sectors which were further buoyed by a rally in oil prices due to supply disruptions and tensions between Iran and the U.S. However, as volatility resurfaced toward the end of 2018, the Fund’s conservative positioning rewarded performance. The overweight to communications, healthcare, packaging, and gaming contributed the most to outperformance over the period while the underweight to consumer durables and manufacturing further benefited relative returns as the former came under pressure due to the way consumers buy products while the latter was adversely impacted by global trade concerns. Partially offsetting the gains was the underweight to retail, which was among the best performing in the Index owing to a solid consumer base sustained by a favorable job market. Finally, the Fund’s higher quality emphasis modestly detracted as lower quality outperformed over the period, likely a function of higher quality loans (which are often more liquid) serving as currency to meet fund redemptions toward the end of 2018.

Overall sector positioning remains defensive, emphasizing higher quality and non-cyclical industries such as healthcare, packaging, and gaming, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Rising rate concerns over the early part of the period drove inflows and the abatement of those fears following the dovish pivot by the Fed has led to outflows from the asset class toward the latter part of the period. Outflows from the loans universe and moderated CLO loan demand had created challenges for the sector, though crossover high yield investors helped to stabilize demand for loans while a lack of new issuance should provide a technical tailwind for the sector going forward.

	PERFORMANCE THROUGH MARCH 31, 2019

	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	5 YEAR (ANNUALIZED)	10 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
MWFRX (INCEPTION: JUNE 28, 2013)	0.75%	2.72%	4.13%	3.02%	—	3.51%
S&P/LSTA LEVERAGED LOAN INDEX	0.40%	2.97%	5.64%	3.60%	—	3.85%
MWFLX (INCEPTION: JUNE 28, 2013)	0.85%	3.03%	4.34%	3.22%	—	3.72%
S&P/LSTA LEVERAGED LOAN INDEX	0.40%	2.97%	5.64%	3.60%	—	3.85%

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) gained 5.72% (net of fees) for the one-year period ended March 31, 2019, trailing the return of the Bloomberg Barclays High Yield 2% Issuer Capped Index by just over 20 bps. While the Fund was able to post considerable outperformance in the fourth quarter amid market volatility, this was offset by a reversal in risk sentiment to start the new year, as high yield credit spreads took nearly a round trip from December wides. Within the Fund’s sector allocation, an overweight to communications was additive, particularly the emphasis on strong performing wireless and cable credits, though the underweight exposure to supermarkets and electric utilities was a drag given their impressive 13.5% and 6.1% positive excess returns over duration-matched Treasuries. An additional drag on performance came in the form of exposure to certain issues that experienced price weakness during the period, namely Homer City Holdings. The overall up-in-quality emphasis ultimately was a positive for the full year period, as CCC-rated credits did not remediate into the start of the year to the same extent as BBs, indicating that although investors remain yield-hungry, investor unease may remain under the services as higher default risk in lower quality tiers is priced in. Finally, the Fund’s duration profile, which was extended the period from nine-tenths of a year short relative to the Index to three-tenths of a year short relative to the Index, weighed on performance amid the rise in rates.

Annual Report March 2019 / 4

After a brief bout of volatility, high yield spreads snapped back, and now are trading back to levels representative of the general valuation regime which existed for most of 2018. The aggregate metrics belie the larger catalyst of the rally – the move lower in interest rates, not any overwhelming improvement in fundamentals. Given the significant buildup in leverage and erosion of investor protections, valuations appear expensive overall, though diligent investors can find pockets of value in particular issuers and sectors and we will remain vigilant for those opportunities utilizing a credit-intensive, rigorous bottom-up approach. This disciplined approach to portfolio construction is reflected in the Fund’s focus on higher quality, better-collateralized areas of the market, while the introduction of risk into the portfolio is done in an extremely measured and selective way. Industrials continue to represent a relative underweight, with an emphasis on non-cyclical sectors that have less economically sensitive business drivers, focusing on select companies with solid asset coverage and stable cash flows within lower beta packaging, transportation, communication, food & beverage, and midstream energy sectors. Finally, the cash position remains elevated to preserve ample capacity to deploy capital as opportunities emerge.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	3.61%	5.57%	5.94%	2.86%	8.97%	8.08%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	2.39%	5.93%	8.56%	4.68%	11.20%	8.85%
MWHIX (Inception: March 31, 2003)	3.63%	5.72%	6.17%	3.10%	9.23%	7.43%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	2.39%	5.93%	8.56%	4.68%	11.20%	8.22%

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 4.29% (net of fees) for the one year period ended March 31, 2019, modestly outpacing the Bloomberg Barclays Intermediate U.S. Government/Credit Index (“Index”) which gained 4.24%. As rates marched higher until early November 2018, the duration of the Fund was extended in a disciplined fashion, dollar cost averaging the position to 0.4 years long by the end of 2018 (after starting the year 0.3 years short of the index) on the better yield compensation, before returning to 0.1 year long at the end of March 2019. As such, the longer-than-Index duration profile of the Fund in the latter half of the period contributed to relative performance as Treasury rates fell in late 2018 and early 2019. Additionally, the relative underweight to corporate credit, which widened over the period largely due to volatility during the fourth quarter of 2018, contributed to outperformance. The underweight to industrial credit was especially beneficial, particularly among consumer cyclicals and autos, which were among the worst performing sectors. As relative yields increased in more risk-sensitive sectors during the fourth quarter of 2018, valuations became more attractive and select credits were added across a variety of sectors including autos and manufacturing. These additions resulted in a slight drag late in the year as spreads continued to widen, but the underperformance was offset in Q1 2019 as spreads remediated. Outside of the corporate space, the impact from securitized products was minimal; the position in legacy non-agency residential MBS contributed on the margin as the sector widened in sympathy with credit markets in late 2018, but snapped back nicely in the first quarter of 2019. Additionally, the overweight to asset-backed securities and commercial MBS contributed, but more defensive issue selection (focused on higher quality more senior positions) detracted somewhat as the market’s appetite for risk recovered late in the period.

Overall sector positioning remains defensive, with corporate credit emphasizing defensive sectors like utilities, pharmaceuticals, communications and non-profit hospitals, though we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market. Agency MBS offers better liquidity characteristics, but there is risk as the Fed continues to shrink its position. Finally, super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure was trimmed somewhat in favor of better opportunities. The non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	4.16%	4.15%	1.57%	1.72%	4.88%	4.15%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	4.01%	4.24%	1.66%	2.12%	3.14%	3.33%
MWIIX (Inception: June 28, 2002)	4.19%	4.29%	1.78%	1.94%	5.10%	5.03%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	4.01%	4.24%	1.66%	2.12%	3.14%	3.76%

5 / Annual Report March 2019

Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

Since its inception on June 29, 2018, the MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 9.20%, outpacing the return of the Bloomberg Barclays U.S. Intermediate Credit Index (“Index”) by 412 bps. Outperformance was primarily driven by favorable relative positioning, particularly the overweight within financials to insurance and REITs, which outpaced the Index, while further contributions came from the overweight to communications. Additionally, the underweight to most industrial sectors benefitted relative returns as significant widening in the fourth quarter resulted in underperformance versus the Index for many of these sectors over the period. Outside of the corporate space, the allocation to securitized products also contributed. Outside of corporates, further contributions came from issue selection among commercial MBS. Finally, the duration position of the Fund was maintained at approximately 0.3 to 0.4 years longer than the Index throughout the second half of 2018, which benefitted returns as intermediate and long rates fell. The position was shortened somewhat in the first quarter of 2019 to 0.1 years longer than the Index, which also contributed to relative returns, though to a lesser degree, as Treasury rates continued to fall.

While recent market volatility afforded some opportunities to adjust positioning on improved valuations, the Fund remains conservative, emphasizing higher quality and non-cyclical parts of the corporate market, and senior areas of securitized credit markets. Additionally, given our view on the fair value of interest rates, duration remains slightly long relative to the Index. In the corporate sector, small yield premiums and historically high leverage influence our preference for regulated sectors like U.S. financials, with an overweight to REIT and insurance credits that offer attractive long-term fundamentals and strong covenants. Exposure to industrial credit remains conservative, focused on high quality, less risk sensitive names with stable cash flows and strong balance sheets. Although positioning reflects some caution, we continue to look for attractive relative value opportunities across a wide variety of sectors as we actively manage the Fund. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. In particular, the Fund had a small allocation to floating rate non-agency MBS, agency CMOs given relatively stable duration profiles, senior high quality commercial MBS, and government guaranteed student loan ABS, though these areas may be trimmed in favor of other opportunities.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWISX (Inception: June 29, 2018)	5.22%	—	—	—	—	9.02%
Bloomberg Barclays U.S. Intermediate Credit Index	4.33%	—	—	—	—	5.08%
MWIGX (Inception: June 29, 2018)	5.33%	—	—	—	—	9.20%
Bloomberg Barclays U.S. Intermediate Credit Index	4.33%	—	—	—	—	5.08%

1Non-annualized. Cumulative return for the Fund during the period of June 29, 2018 through March 31, 2019.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 3.03% (net of fees) for the one year period ending March 31, 2019, outpacing the ICE BofAML 1-3 Year U.S. Treasury Index (“Index”) by over 30 bps. Outperformance was primarily driven by the allocation to corporate credit as short corporate bonds outperformed Treasuries by over 100 bps. Financials, an emphasis in the Fund, was the best performing short corporate sector, with banking and REIT names particularly additive. Other top contributors to Fund returns were holdings in the consumer non-cyclical and communications sectors. Securitized products also benefitted returns, including the allocation to floating rate agency CMOs and non-agency MBS, which held up well against rising intermediate and long rates, while ABS and CMBS outperformed Treasuries, adding to performance on the margin. Meanwhile, as rates marched higher over 2018 until early November, the duration of the Fund was extended in a disciplined fashion, dollar cost averaging the position from 0.2 years long the Index at the start of the period to 0.5 years long at the end of 2018 on better yield compensation, and then back to 0.2 years long by the end of March 2019. This position was beneficial in the fourth quarter as rates rallied, though was ultimately a drag for the year as front-end Treasury yields were higher year-over-year.

Annual Report March 2019 / 6

Overall sector positioning remains defensive, with corporate credit emphasizing regulated financials and defensive sectors like utilities, pharmaceuticals, communications and non-profit hospitals, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market. Agency MBS offers better liquidity characteristics, but there is risk as the Fed continues to shrink its position. Super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure may be trimmed somewhat in favor of better opportunities. The non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. ABS bonds held in the Fund favor federally guaranteed student loans, with modest exposure to AAA-rated CLOs that offer value. Finally, the duration of the Fund remains somewhat long the Index at 2.07 years.

	PERFORMANCE THROUGH MARCH 31, 2019

	6 MONTHS (CUMULATIVE)	1 YEAR (ANNUALIZED)	3 YEAR (ANNUALIZED)	5 YEAR (ANNUALIZED)	10 YEAR (ANNUALIZED)	SINCE INCEPTION (ANNUALIZED)
MWLDX (INCEPTION: MARCH 31, 1997)	2.56%	2.93%	1.55%	1.22%	4.41%	3.61%
ICE BOFAML 1-3 YEAR U.S. TREASURY INDEX	2.29%	2.72%	0.99%	0.98%	1.04%	3.19%
MWLIX (INCEPTION: MARCH 31, 2000)	2.54%	3.03%	1.76%	1.44%	4.62%	3.27%
ICE BOFAML 1-3 YEAR U.S. TREASURY INDEX	2.29%	2.72%	0.99%	0.98%	1.04%	2.79%
MWLNX (INCEPTION: SEPTEMBER 22, 2009)	2.38%	2.68%	1.44%	1.09%	—	3.19%
ICE BOFAML 1-3 YEAR U.S. TREASURY INDEX	2.29%	2.72%	0.99%	0.98%	—	1.04%

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Bond Fund – I Class (“Fund”) gained 3.41% (net of fees) for the one year period ending March 31, 2019, while the ICE BofAML 3-Month U.S. Treasury Bill Index (“Index”) +200 bps returned 4.16%. Positive Fund performance, despite trailing the above-market return target, was bolstered by the allocation to non-agency MBS amid solid supply/demand technicals and favorable housing fundamentals. CMBS was another notable contributor to returns, especially agency issues with the sector offering high quality and yield advantage over Treasuries, while ABS continued to benefit from a consumer base supported by a strong job market. In the credit sector, short banking issues and consumer non-cyclicals such as pharmaceuticals and healthcare boosted returns, with issue selection among communications and midstream energy providing additional gains. Non-U.S. sovereigns also contributed as the sector outpaced comparable Treasuries by over 100 bps owing chiefly to continued support from global central banks. In addition, the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, was beneficial though the exposure has been trimmed as the yield advantage over U.S. T-bills has diminished. Finally, the Fund’s duration position of approximately 2.0 years added to returns as rates fell.

Overall sector positioning remains defensive, with corporate credit emphasizing defensive sectors like consumer non-cyclicals such as healthcare and short financials with limited re-leveraging risk and reasonable yield premiums, though we will continue to look for opportunities to add exposure as spreads widen toward median levels. A modest allocation to select high yield corporate and emerging market bonds is also maintained. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market. Finally, super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure was trimmed somewhat in favor of better opportunities. The non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS.

7 / Annual Report March 2019

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	2.25%	3.01%	3.23%	2.29%	8.24%	4.12%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.17%	4.16%	3.20%	2.75%	2.43%	3.36%
MWSIX (Inception: March 31, 2004)	2.50%	3.41%	3.54%	2.56%	8.52%	3.55%
ICE BofAML 3-Month U.S. Treasury Bill Index	2.17%	4.16%	3.20%	2.75%	2.43%	3.38%

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 4.72% (net of fees) for the one year period ended March 31, 2019, outpacing the Bloomberg Barclays U.S. Aggregate Bond Index (“Index”) by 24 basis points. As rates marched higher until early November 2018, the duration of the Fund was extended in a disciplined fashion, dollar cost averaging the position from neutral to the Index at the start of the period (and 0.3 years short of the index at the start of 2018) to 0.1 years long at the end on the better yield compensation. As such, the longer-than-Index duration profile of the Fund in the latter half of the period contributed to relative performance as Treasury rates fell in late 2018 and early 2019. Additionally, the relative underweight to corporate credit, which widened over the period largely due to volatility during the fourth quarter of 2018, contributed to outperformance. The underweight to industrial credit was especially beneficial, particularly among basic industries, autos, building materials, tobacco, and oil field services, which were among the worst performing sectors. As relative yields increased in more risk-sensitive sectors during the fourth quarter of 2018, valuations became more attractive and select credits were added across a variety of sectors including autos and manufacturing. These additions resulted in a slight drag late in the year as spreads continued to widen, but the underperformance was offset in Q1 2019 as spreads remediated. Meanwhile, an overweight to outperforming financials such as banking and REITs contributed as well. Outside of the corporate space, the impact from securitized products was minimal; the position in legacy non-agency residential MBS contributed on the margin as the sector widened in sympathy with credit markets in late 2018, but snapped back nicely in the first quarter of 2019. Additionally, the overweight to asset-backed securities and commercial MBS contributed, but more defensive issue selection (focused on higher quality more senior positions) detracted somewhat as the market’s appetite for risk recovered late in the period.

Overall sector positioning remains defensive, with corporate credit emphasizing defensive sectors like utilities, pharmaceuticals, communications and non-profit hospitals, though we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market. Agency MBS offers better liquidity characteristics, but there is risk as the Fed continues to shrink its position. Finally, super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure was trimmed somewhat in favor of better opportunities. The non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	4.56%	4.49%	2.03%	2.48%	5.80%	6.04%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	3.77%	5.12%
MWTIX (Inception: March 31, 2000)	4.77%	4.72%	2.26%	2.72%	6.03%	5.88%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	3.77%	4.88%
MWTNX (Inception: December 18, 2009)	4.59%	4.36%	1.91%	2.38%	—	4.27%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	—	3.32%
MWTSX (Inception: August 1, 2011)	4.69%	4.80%	2.32%	2.77%	—	3.71%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.03%	2.74%	—	2.74%

Annual Report March 2019 / 8

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 2.53% (net of fees) for the one year period ending March 31, 2019, outpacing the ICE BofAML 1-Year U.S. Treasury Note Index (“Index”) by 9 bps. Outperformance was primarily driven by the allocation to corporate credit as short corporate bonds outperformed Treasuries by over 100 bps. Financials, an emphasis in the Fund, was the best performing short corporate sector, with banking and REIT names particularly additive. Other contributors to Fund returns included holdings in the consumer non-cyclical sector, and short automotive issues. Securitized products also benefitted returns, including the allocation to floating rate agency CMOs and non-agency MBS, which held up well against rising intermediate and long rates, while ABS and CMBS outperformed Treasuries, adding to performance on the margin. Meanwhile, the duration position of the Fund was somewhat defensive (shorter than the Index) over most of the period, resulting in a small boost to performance as short rates marched higher.

Overall sector positioning remains defensive, with corporate credit emphasizing regulated financials and defensive sectors like food and beverage and communications, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market, while the larger allocation to agency MBS is focused on floating rate CMOs given relatively stable duration profiles. Super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure may be trimmed somewhat in favor of better opportunities, while ABS bonds held in the Fund favor federally guaranteed student loans that offer value. Finally, the duration of the Fund is approximately 0.25 years short of the Index at 0.7 years.

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	1.67%	2.37%	1.39%	0.96%	3.79%	1.87%
ICE BofAML 1-Year U.S. Treasury Note Index	1.61%	2.44%	1.21%	0.85%	0.70%	1.62%
MWUIX (Inception: July 31, 2004)	1.75%	2.53%	1.56%	1.12%	3.98%	1.69%
ICE BofAML 1-Year U.S. Treasury Note Index	1.61%	2.44%	1.21%	0.85%	0.70%	1.68%

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 3.60% (net of fees) for the one year period ending March 31, 2019, outpacing the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index (“Index”) by approximately 111 bps. Outperformance of the Fund was primarily driven by the allocation to corporate credit, particularly banking, midstream, healthcare, cable, and wirelines, as these were among the best performing sectors in the fixed income universe on a duration-adjusted basis versus comparable Treasuries. The Fund’s allocation to non-agency MBS further bolstered performance, with subprime and alt-A collaterals most additive, as the sector continued to benefit from favorable supply/demand technicals and still solid housing fundamentals. CMBS was another notable contributor to returns, especially agency issues with the sector offering high quality and a yield advantage over Treasuries. Finally, the Fund’s duration position of approximately 2 years boosted performance as yields 2-Year and beyond fell.

Overall sector positioning remains defensive, with corporate credit emphasizing regulated financials and defensive sectors like utilities, pharmaceuticals, communications and non-profit hospitals, and we will continue to look for opportunities to add exposure as spreads widen toward median levels. Despite aggressive underwriting in certain sectors of the market, and relatively tight spreads overall, senior parts of the structured products markets are a reasonable place to find protection from credit excesses while still generating incremental return. Non-agency MBS continues to present attractive risk-adjusted return potential despite a shrinking market. Finally, super senior ABS and CMBS markets are still solid fundamentally, but tighter spreads have made the sectors less compelling. Within CMBS, the emphasis remains on agency-backed issues, though exposure was trimmed somewhat in favor of better opportunities. The non-agency CMBS allocation continues to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. ABS bonds held in the Fund favor federally guaranteed student loans, with an additional focus on AAA-rated CLOs that offer value.

9 / Annual Report March 2019

	Performance Through March 31, 2019

	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	2.18%	3.31%	3.20%	2.40%	—	5.30%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	1.31%	2.49%	1.56%	1.06%	—	0.82%
MWCIX (Inception: October 1, 2011)	2.32%	3.60%	3.50%	2.70%	—	5.58%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index	1.31%	2.49%	1.56%	1.06%	—	0.82%

A Disciplined Value Philosophy

While it should never be surprising when volatility comes back to the markets, the close of 2018 will be yet another example of when some aggressive risk-seeking investors were caught off-guard and experienced sizable losses, as market technicals quickly turned and reflected in what seemed to be a systemic sprint to the exits. Despite the subsequent rally in markets over the past couple of months, the concerns we hold about underlying fundamental drivers remain. As such, our approach remains unchanged, steeped in fundamental analysis and abundantly aware of the asymmetric risks faced by bond investors. That recognition drives a full-cycle approach that values not only the return driver of income generation, but a principal protection focus that preserves capital. Most importantly, the discipline to vary the risk budgets in accordance with market conditions and valuations, we believe, has delivered and will continue to deliver to our investors.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rate, issue, and credit risks as those risks*- associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of April 2019, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2019 / 10

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West AlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 9.93% and 21.07%, respectively. The graph assumes that distributions were reinvested.

Metropolitan West Corporate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Corporate Bond Fund Class M with the performance of the U.S. Corporate Index. The since inception total return for the Metropolitan West Corporate Bond Fund Class M was 7.75%. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested.

11 / Annual Report March 2019

The inception date for the Metropolitan West Corporate Bond Fund Class I was June 29, 2018. The since inception total return for the Metropolitan West Corporate Bond Fund Class I was 7.95%. At the end of the same period, a $10,000 investment in the Metropolitan West Corporate Bond Fund Class I shares would have been valued at $10,795.

Metropolitan West Flexible Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Flexible Income Fund Class M with the performance of the U.S. Corporate Index. The since inception total return for the Metropolitan West Flexible Income Fund Class M was 10.25%. The inception date for Class M was November 20, 2018. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Flexible Income Fund Class I was November 20, 2018. The since inception total return for the Metropolitan West Flexible Income Fund Class I was 10.24%. At the end of the same period, a $10,000 investment in the Metropolitan West Flexible Income Fund Class I shares would have been valued at $11,024.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 2.72% and 3.51%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

Annual Report March 2019 / 12

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class I were 3.03% and 3.72%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class I shares would have been valued at $12,338.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap Index. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were 5.57% and 8.97%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class I were 5.72% and 9.23%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $24,184.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 4.15% and 4.88%, respectively. The graph assumes that distributions were reinvested.

13 / Annual Report March 2019

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 4.29% and 5.10%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $16,452.

Metropolitan West Investment Grade Credit Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class M with the performance of the U.S. Intermediate Credit Index. The since inception total return for the Metropolitan West Investment Grade Credit Fund Class M was 9.02%. The inception date for Class M was June 29, 2018. The graph assumes that distributions were reinvested

The inception date for the Metropolitan West Investment Grade Credit Fund Class I was June 29, 2018. The since inception total return for the Metropolitan West Investment Grade Credit Fund Class I was 9.20%. At the end of the same period, a $10,000 investment in the Metropolitan West Investment Grade Credit Fund Class I shares would have been valued at $10,920.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the ICE BofAML 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 2.93% and 4.41%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 3.03% and 4.62%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $15,716.

Annual Report March 2019 / 14

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 2.68% and 3.19%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $13,487.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were 3.01% and 8.24%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class I were 3.41% and 8.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $22,647.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 4.49% and 5.80%, respectively. The graph assumes that distributions were reinvested.

15 / Annual Report March 2019

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 4.72% and 6.03%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $17,964.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 4.36% and 4.27%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $14,741.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class were 4.80% and 3.71%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $13,229.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the ICE BofAML 1-Year U.S. Treasury Note Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 2.37% and 3.79%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class I were 2.53% and 3.98%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $14,774.

Annual Report March 2019 / 16

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were 3.31% and 5.30%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 3.60% and 5.58%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $15,027.

17 / Annual Report March 2019

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended March 31, 2019

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Expense Ratio[1]	Expenses Paid During Period[2]

ALPHATRAK 500 FUND

Actual Fund Return	$1,000.00	$991.30	0.90%	$4.47

Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$4.53
CORPORATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,059.50	0.75%	$3.85
Class I	$1,000.00	$1,060.80	0.50%	$2.57
Hypothetical 5% Return
Class M	$1,000.00	$1,021.19	0.75%	$3.78
Class I	$1,000.00	$1,022.44	0.50%	$2.52

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2019 / 18

	Beginning Account Value 12/03/18*	Ending Account Value 03/31/19	Expense Ratio[1]	Expenses Paid During Period[2]

FLEXIBLE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,102.50	0.80%	$2.74
Class I	$1,000.00	$1,102.40	0.55%	$1.88
Hypothetical 5% Return
Class M	$1,000.00	$1,013.69	0.80%	$2.63
Class I	$1,000.00	$1,014.51	0.55%	$1.81
[1]	Annualized, based on the Fund’s expenses for the period between November 30, 2018 (the commencement date of the Fund) and March 31, 2019.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 122 days of expenses, then divided by 365 (to reflect the period shown between November 30, 2018 and March 31, 2019).

*	Commencement date of the Fund.

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,007.50	0.90%	$4.50
Class I	$1,000.00	$1,008.50	0.70%	$3.51
Hypothetical 5% Return
Class M	$1,000.00	$1,020.44	0.90%	$4.53
Class I	$1,000.00	$1,021.44	0.70%	$3.53
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,036.10	0.85%	$4.31
Class I	$1,000.00	$1,036.30	0.60%	$3.05
Hypothetical 5% Return
Class M	$1,000.00	$1,020.69	0.85%	$4.28
Class I	$1,000.00	$1,021.94	0.60%	$3.02
INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,041.60	0.69%	$3.51
Class I	$1,000.00	$1,041.90	0.45%	$2.29
Hypothetical 5% Return
Class M	$1,000.00	$1,021.49	0.69%	$3.48
Class I	$1,000.00	$1,022.69	0.45%	$2.27

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

19 / Annual Report March 2019

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Expense Ratio[1]	Expenses Paid During Period[2]

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,052.20	0.70%	$3.58
Class I	$1,000.00	$1,053.30	0.49%	$2.51
Hypothetical 5% Return
Class M	$1,000.00	$1,021.44	0.70%	$3.53
Class I	$1,000.00	$1,022.49	0.49%	$2.47
LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,025.60	0.60%	$3.03
Class I	$1,000.00	$1,025.40	0.39%	$1.97
Administrative Class	$1,000.00	$1,023.80	0.73%	$3.68
Hypothetical 5% Return
Class M	$1,000.00	$1,021.94	0.60%	$3.02
Class I	$1,000.00	$1,022.99	0.39%	$1.97
Administrative Class	$1,000.00	$1,021.29	0.73%	$3.68
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,022.50	1.51%	$7.61
Class I	$1,000.00	$1,025.00	1.27%	$6.41
Hypothetical 5% Return
Class M	$1,000.00	$1,017.40	1.51%	$7.59
Class I	$1,000.00	$1,018.60	1.27%	$6.39
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,045.60	0.65%	$3.31
Class I	$1,000.00	$1,047.70	0.42%	$2.14
Administrative Class	$1,000.00	$1,045.90	0.78%	$3.98
Plan Class	$1,000.00	$1,046.90	0.37%	$1.89
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.84	0.42%	$2.12
Administrative Class	$1,000.00	$1,021.04	0.78%	$3.93
Plan Class	$1,000.00	$1,023.09	0.37%	$1.87

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

Annual Report March 2019 / 20

	Beginning Account Value 10/01/18	Ending Account Value 03/31/19	Expense Ratio[1]	Expenses Paid During Period[2]

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,016.70	0.50%	$2.51
Class I	$1,000.00	$1,017.50	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72
UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,021.80	1.01%	$5.09
Class I	$1,000.00	$1,023.20	0.74%	$3.73
Hypothetical 5% Return
Class M	$1,000.00	$1,019.90	1.01%	$5.09
Class I	$1,000.00	$1,021.24	0.74%	$3.73

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days then divided by 365 (to reflect the one-half year period shown).

21 / Annual Report March 2019

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2019

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
Corporate Bonds	30.28%
U.S. Treasury Bills	28.67%
Non-Agency Commercial Mortgage-Backed	9.00%
Asset-Backed Securities	8.62%
Non-Agency Mortgage-Backed	6.93%
U.S. Agency Commercial Mortgage-Backed	5.72%
Mutual Funds	4.57%
U.S. Agency Mortgage-Backed	3.68%
U.S. Treasury Securities	1.38%
Commercial Paper	0.47%
Bank Loans	0.03%
Money Market Funds	0.02%
Other *	0.63%
Total	100.00%

CORPORATE BOND FUND
Sector Diversification
Corporate Bonds	82.64%
Non-Agency Commercial Mortgage-Backed	8.25%
U.S. Agency Mortgage-Backed	5.03%
U.S. Agency Commercial Mortgage-Backed	1.79%
Municipal Bonds	0.79%
U.S. Treasury Bills	0.69%
Other *	0.81%
Total	100.00%

FLEXIBLE INCOME FUND
Sector Diversification
Non-Agency Commercial
Mortgage-Backed	22.57%
U.S. Treasury Bills	18.90%
Non-Agency Mortgage-Backed	15.85%
Corporate Bonds	14.92%
U.S. Agency Commercial Mortgage-Backed	14.19%
Money Market Funds	7.36%
Asset-Backed Securities	3.01%
U.S. Agency Mortgage-Backed	1.30%
Other *	1.90%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	87.19%
U.S. Treasury Bills	7.30%
Corporate Bonds	6.03%
Money Market Funds	3.14%
Municipal Bonds	0.15%
Other *	(3.81)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	68.67%
Bank Loans	18.66%
U.S. Treasury Bills	8.56%
Money Market Funds	2.49%
U.S. Agency Discount Notes	1.87%
Common Stock	0.91%
Warrants	0.01%
Other *	(1.17)%
Total	100.00%

Annual Report March 2019 / 22

INTERMEDIATE BOND FUND
Sector Diversification
U.S. Treasury Securities	42.63%
Corporate Bonds	30.15%
Money Market Funds	10.72%
U.S. Agency Mortgage-Backed	7.21%
Asset-Backed Securities	5.98%
Non-Agency Mortgage-Backed	5.54%
U.S. Treasury Bills	3.87%
Non-Agency Commercial Mortgage-Backed	2.13%
U.S. Agency Commercial Mortgage-Backed	1.84%
Municipal Bonds	1.77%
Bank Loans	0.80%
U.S. Agency Discount Notes	0.40%
Commercial Paper	0.18%
U.S. Agency Securities	0.03%
Common Stock	0.01%
Other *	(13.26)%
Total	100.00%

INVESTMENT GRADE CREDIT FUND
Sector Diversification
Corporate Bonds	49.51%
Non-Agency Mortgage-Backed	9.39%
U.S. Agency Commercial Mortgage-Backed	8.78%
Asset-Backed Securities	8.38%
U.S. Treasury Securities	7.74%
U.S. Agency Mortgage-Backed	7.51%
Non-Agency Commercial Mortgage-Backed	7.14%
U.S. Treasury Bills	0.46%
Municipal Bonds	0.18%
Other *	0.91%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
Corporate Bonds	34.46%
U.S. Treasury Securities	24.27%
Non-Agency Mortgage-Backed	9.84%
U.S. Agency Mortgage-Backed	9.54%
Asset-Backed Securities	7.75%
U.S. Agency Commercial Mortgage-Backed	7.51%
U.S. Treasury Bills	7.02%
Non-Agency Commercial Mortgage-Backed	4.03%
Money Market Funds	2.31%
Bank Loans	0.78%
Commercial Paper	0.28%
Common Stock	0.04%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other *	(7.83)%
Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification
Corporate Bonds	34.93%
Non-Agency Mortgage-Backed	27.20%
Asset-Backed Securities	12.93%
U.S. Treasury Bills	8.17%
U.S. Agency Mortgage-Backed	5.50%
Non-Agency Commercial Mortgage-Backed	3.96%
U.S. Agency Commercial Mortgage-Backed	3.96%
Foreign Government Obligations	1.14%
Money Market Funds	0.98%
Municipal Bonds	0.78%
Common Stock	0.00%
Other *	0.45%
Total	100.00%

23 / Annual Report March 2019

TOTAL RETURN BOND FUND
Sector Diversification
U.S. Agency Mortgage-Backed	29.08%
U.S. Treasury Securities	26.25%
Corporate Bonds	26.04%
Non-Agency Mortgage-Backed	6.46%
Money Market Funds	5.77%
Asset-Backed Securities	5.35%
U.S. Treasury Bills	1.87%
Non-Agency Commercial Mortgage-Backed	1.67%
U.S. Agency Commercial Mortgage-Backed	1.45%
U.S. Agency Discount Notes	1.11%
Bank Loans	1.08%
Municipal Bonds	0.72%
Commercial Paper	0.21%
Foreign Government Obligations	0.15%
Common Stock	0.01%
Other *	(7.22)%
Total	100.00%

ULTRA SHORT BOND FUND
Sector Diversification
U.S. Treasury Bills	22.84%
U.S. Treasury Securities	22.04%
Corporate Bonds	21.53%
U.S. Agency Mortgage-Backed	20.64%
U.S. Agency Commercial Mortgage-Backed	6.87%
Asset-Backed Securities	2.40%
Non-Agency Mortgage-Backed	2.38%
Non-Agency Commercial Mortgage-Backed	1.64%
Money Market Funds	1.62%
Commercial Paper	0.22%
Other *	(2.18)%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	29.22%
Non-Agency Mortgage-Backed	25.75%
Asset-Backed Securities	14.10%
U.S. Treasury Bills	8.57%
U.S. Agency Commercial Mortgage-Backed	6.44%
Non-Agency Commercial Mortgage-Backed	5.98%
U.S. Agency Mortgage-Backed	5.82%
Foreign Government Obligations	1.45%
Bank Loans	1.19%
Money Market Funds	1.06%
Municipal Bonds	0.64%
Common Stock	0.03%
U.S. Treasury Securities	0.00%
Other *	(0.25)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and is available on the SEC’s website at www.sec.gov.

Annual Report March 2019 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 65.64%
ASSET-BACKED SECURITIES — 8.62%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	07/25/56	[1,2]	$ 19,057	$ 18,556
AMMC CLO XIV, Ltd., Series 2014-14A, Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
4.02%	07/25/29	[1,2,3]	35,000	35,007
BA Credit Card Trust, Series 2018-A2, Class A2
3.00%	09/15/23		75,000	75,692
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.04%	01/25/35	[1,2]	14,783	14,662
BlueMountain CLO Ltd., Series 2013-2A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.18%)
3.94%	10/22/30	[1,2,3]	50,000	49,737
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.85%	02/25/35	[1]	15,000	15,213
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.77%	10/27/36	[1]	15,000	15,015
Chase Issuance Trust, Series 2015-A4, Class A4
1.84%	04/15/22		140,000	138,947
Citibank Credit Card Issuance Trust, Series 2014-A6, Class A6
2.15%	07/15/21		140,000	139,804
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.69%	04/15/29	[1,2,3]	50,000	49,564
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
3.42%	04/25/35	[1]	3,973	3,955
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.54%	03/25/36	[1]	40,115	40,355
Magnetite IX Ltd., Series 2014-9A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.77%	07/25/26	[1,2,3]	32,735	32,739

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.00%	06/25/31	[1]	$126,692	$125,834
Navient Student Loan Trust, Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
3.64%	03/25/66	[1,2]	87,249	88,132
Navient Student Loan Trust, Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
3.54%	12/27/66	[1,2]	83,441	83,855
Navient Student Loan Trust, Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)
2.99%	09/27/66	[1,2]	100,000	99,961
Nelnet Student Loan Trust, Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
3.07%	06/25/41	[1,2]	20,383	20,191
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.67%	10/25/41	[1]	13,106	13,217
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.52%	01/29/46	[1]	10,000	9,975
PHEAA Student Loan Trust, Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
3.64%	09/25/65	[1,2]	94,970	96,527
Scholar Funding Trust, Series 2011-A, Class A
(LIBOR USD 3-Month plus 0.90%)
3.66%	10/28/43	[1,2]	4,162	4,160
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
3.08%	12/15/27	[1,2]	72,594	72,672
SLM Student Loan Trust, Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
3.16%	12/15/25	[1,2]	69,829	70,114
SLM Student Loan Trust, Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
3.03%	10/27/25	[1]	88,932	88,883
SLM Student Loan Trust, Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
2.89%	01/25/27	[1]	115,943	115,349

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2019

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
3.32%	01/25/28	[1]	$57,390	$57,521
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
3.15%	10/25/24	[1]	50,636	50,693
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[1]	59,458	60,177
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
3.01%	03/25/26	[1]	41,555	41,606
SLM Student Loan Trust, Series 2011-2, Class A1
(LIBOR USD 1-Month plus 0.60%)
3.09%	11/25/27	[1]	8,895	8,926
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	06/25/43	[1]	8,037	8,006
TCI-Flatiron CLO Ltd., Series 2016-1,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.73%	07/17/28	[1,2,3]	35,000	35,021
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
3.49%	07/25/26	[1,2,3]	37,325	37,176
Voya CLO Ltd., Series 2019-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.81%	04/15/29	[1,2,3]	10,000	10,004

Total Asset-Backed Securities
(Cost $1,824,022)				1,827,246

BANK LOANS — 0.03%*
Industrials — 0.03%
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[1,4,5]	6,825	6,804

Total Bank Loans
(Cost $6,829)

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 30.28%*
Banking — 7.27%
Bank of America Corp.
2.74%	01/23/22	[6]	$100,000	$99,642
3.00%	12/20/23	[6]	91,000	90,680
Bank of America Corp. (GMTN)
2.37%	07/21/21	[6]	200,000	198,848
Bank of New York Mellon Corp., (The)
Series G
2.20%	05/15/19		100,000	99,939
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 0.68%)
3.31%	06/01/21	[1]	75,000	75,085
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.29%)
3.03%	02/01/21	[1]	250,000	250,108
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[2,3]	75,000	76,736
Macquarie Bank Ltd. (Australia)
2.60%	06/24/19	[2,3]	50,000	49,982
US Bank N.A. (BKNT)
3.05%	07/24/20		250,000	251,566
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20		100,000	99,547
Wells Fargo Bank N.A. (BKNT)
2.40%	01/15/20		250,000	249,196

				1,541,329

Communications — 1.04%
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.13%	05/01/27	[2]	6,000	6,045
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[2,3]	3,000	3,090
Comcast Corp.
3.45%	10/01/21		60,000	61,210
CommScope Finance LLC
6.00%	03/01/26	[2]	12,000	12,442
Discovery Communications LLC
2.75%	11/15/19	[2]	35,000	34,922
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	20,000	17,850
8.50%	10/15/24	[2,3]	5,000	4,866
9.75%	07/15/25	[2,3]	2,000	2,041
Sprint Communications, Inc.
7.00%	03/01/20	[2]	16,000	16,460
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	62,500	62,409

				221,335

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 26

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 1.15%
Anheuser-Busch InBev Worldwide, Inc.
6.88%	11/15/19		$75,000	$76,801
Central Garden & Pet Co.
5.13%	02/01/28		6,000	5,595
Constellation Brands, Inc.
2.00%	11/07/19		50,000	49,734
(LIBOR USD 3-Month plus 0.70%)
3.38%	11/15/21	[1]	50,000	50,031
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC
5.25%	06/01/26	[2]	6,000	6,071
Molson Coors Brewing Co.
1.45%	07/15/19		55,000	54,765

				242,997

Electric — 1.15%
DTE Energy Co.
2.40%	12/01/19		50,000	49,704
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
3.22%	05/04/21	[1]	55,000	54,997
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[1]	40,000	39,925
PNM Resources, Inc.
3.25%	03/09/21		100,000	99,907

				244,533

Energy — 0.43%
Antero Resources Corp.
5.00%	03/01/25		11,000	10,864
5.63%	06/01/23		5,000	5,100
Centennial Resource Production LLC
6.88%	04/01/27	[2]	6,000	6,074
Energy Transfer Operating LP
5.50%	06/01/27		12,000	13,022
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	20,000	20,525
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29	[2]	7,000	7,621
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[2,3]	6,615	6,747
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	5,670	5,769
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[2,3]	6,000	6,255
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	3,200	3,300

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	[2]	$5,000	$5,106

				90,383

Finance — 5.28%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[3]	100,000	100,085
Air Lease Corp.
3.50%	01/15/22		65,000	65,625
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.97%	04/06/20	[1,2]	60,000	60,071
Citibank N.A. (BKNT)
3.40%	07/23/21		100,000	101,340
Citigroup, Inc.
2.40%	02/18/20		40,000	39,882
8.50%	05/22/19		50,000	50,407
(LIBOR USD 3-Month plus 0.95%)
3.73%	07/24/23	[1]	30,000	30,063
Daimler Finance North America LLC
1.75%	10/30/19	[2]	50,000	49,682
Ford Motor Credit Co. LLC
2.46%	03/27/20		50,000	49,614
3.20%	01/15/21		60,000	59,166
(LIBOR USD 3-Month plus 0.79%)
3.39%	06/12/20	[1]	15,000	14,881
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	45,000	44,451
General Motors Financial Co., Inc.
2.35%	10/04/19		50,000	49,882
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		175,000	174,730
Goldman Sachs Group, Inc. (The) (MTN)
(LIBOR USD 3-Month plus 1.60%)
4.23%	11/29/23	[1]	75,000	76,920
Morgan Stanley (GMTN)
5.50%	07/24/20		100,000	103,425
(LIBOR USD 3-Month plus 0.55%)
3.25%	02/10/21	[1]	50,000	50,057

				1,120,281

Food — 1.57%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[1]	50,000	49,897
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
3.09%	10/09/20	[1]	60,000	59,703

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2019

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Danone SA (France)
1.69%	10/30/19	[2,3]	$50,000	$49,682
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
3.12%	08/09/19	[1]	75,000	75,030
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19	[2,3]	50,000	49,622
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
3.09%	08/21/20	[1]	50,000	49,820

				333,754

Gaming — 0.11%
Churchill Downs, Inc.
4.75%	01/15/28	[2]	10,000	9,564
5.50%	04/01/27	[2]	14,000	14,197

				23,761

Health Care — 3.65%
Allergan Sales LLC
5.00%	12/15/21	[2]	40,000	41,575
Anthem, Inc.
2.25%	08/15/19		75,000	74,867
Bausch Health Americas, Inc.
9.25%	04/01/26	[2]	5,000	5,475
Bayer U.S. Finance II LLC
2.13%	07/15/19	[2]	35,000	34,895
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	35,000	34,908
Becton Dickinson and Co.
2.68%	12/15/19		50,000	50,032
Centene Corp.
5.38%	06/01/26	[2]	5,000	5,225
5.63%	02/15/21		10,000	10,164
CHS/Community Health Systems, Inc.
8.00%	03/15/26	[2]	4,000	3,850
8.63%	01/15/24	[2]	3,000	3,015
Cigna Corp.
(LIBOR USD 3-Month plus 0.65%)
3.26%	09/17/21	[1,2]	100,000	99,973
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
3.32%	03/09/21	[1]	32,000	32,084
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	75,000	75,488
HCA, Inc.
5.00%	03/15/24		5,000	5,307

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Hologic, Inc.
4.63%	02/01/28	[2]	$2,000	$1,945
Humana, Inc.
2.63%	10/01/19		50,000	49,941
Roche Holdings, Inc.
2.25%	09/30/19	[2]	75,000	74,822
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[3]	100,000	99,580
Tenet Healthcare Corp.
4.38%	10/01/21		10,000	10,163
4.63%	07/15/24		10,000	10,053
WellCare Health Plans, Inc.
5.38%	08/15/26	[2]	10,000	10,500
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
3.38%	03/19/21	[1]	40,000	39,879

				773,741

Industrials — 1.93%
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	90,000	90,453
Bemis Co., Inc.
6.80%	08/01/19		50,000	50,642
Berry Global, Inc.
5.13%	07/15/23		6,000	6,122
Clean Harbors, Inc.
5.13%	06/01/21		6,000	6,030
General Electric Co. (GMTN)
5.50%	01/08/20		50,000	50,925
General Electric Co. (MTN)
5.55%	05/04/20		45,000	46,229
(LIBOR USD 3-Month plus 0.38%)
3.11%	05/05/26	[1]	30,000	26,346
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[1]	75,000	57,380
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
3.33%	08/16/21	[1]	75,000	75,050

				409,177

Information Technology — 0.50%
Analog Devices, Inc.
2.85%	03/12/20		40,000	40,025
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		55,000	54,721
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	6,000	6,071

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 28

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[2]	$4,000	$4,001

				104,818

Insurance — 0.14%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
3.03%	03/29/21	[1]	30,000	29,977

Materials — 0.24%
Georgia-Pacific LLC
2.54%	11/15/19	[2]	50,000	49,927

Real Estate Investment Trust (REIT) — 4.13%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		65,000	64,902
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		90,000	90,249
Boston Properties LP
5.63%	11/15/20		15,000	15,567
Camden Property Trust
2.95%	12/15/22		55,000	55,073
Digital Realty Trust LP
5.25%	03/15/21		50,000	51,837
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		45,000	45,756
4.88%	11/01/20		30,000	30,593
HCP, Inc.
2.63%	02/01/20		100,000	99,758
Healthcare Trust of America Holdings LP
3.38%	07/15/21		50,000	50,163
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	5,670
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[1]	100,000	99,583
UDR, Inc.
3.70%	10/01/20		100,000	101,052
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		50,000	49,901
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	115,000	114,918

				875,022

Retail — 0.77%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[2,3]	50,000	49,781

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.47%	04/17/20	[1]	$55,000	$55,013
Rite Aid Corp.
6.13%	04/01/23	[2]	17,000	14,089
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		45,000	44,926

				163,809

Services — 0.20%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,3]	35,000	36,691
Matthews International Corp.
5.25%	12/01/25	[2]	6,000	5,798

				42,489

Transportation — 0.72%
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		53,608	55,340
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		18,614	19,536
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		22,855	24,056
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		50,437	54,549

				153,481

Total Corporates
(Cost $6,401,024)				6,420,814

MORTGAGE-BACKED — 25.33%**
Non-Agency Commercial
Mortgage-Backed — 9.00%
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class D
5.07%	09/11/42	[6]	100,000	102,021
Citigroup Commercial Mortgage Trust,
Series 2015-GC29, Class AAB
2.98%	04/10/48		90,000	90,719
Commercial Mortgage Trust,
Series 2006-GG7, Class AM
5.61%	07/10/38	[6]	13,618	13,712
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.77%	10/15/45	[6]	367,115	18,352
Commercial Mortgage Trust,
Series 2013-CR11, Class ASB
3.66%	08/10/50		19,262	19,625
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.23%	03/10/46	[6]	1,816,557	68,350

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2019

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.91%	08/10/48	[6]	$2,909,398	$125,247
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	07/12/44	[2,6]	79,901	82,192
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[2]	3,685	3,688
DBUBS Mortgage Trust, Series 2011-LC1A, Class A3
5.00%	11/10/46	[2]	80,000	82,269
Four Times Square Trust Commercial
Mortgage Pass-Through Certificates,
Series 2006-4TS, Class A
5.40%	12/13/28	[2]	42,577	44,443
GRACE Mortgage Trust,
Series 2014-GRCE, Class A
3.37%	06/10/28	[2]	40,000	40,523
GS Mortgage Securities Trust,
Series 2010-C1, Class X (IO)
1.35%	08/10/43	[2,6]	541,191	6,899
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[2]	10,424	10,500
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class A4
3.38%	05/10/45		76,986	77,827
GS Mortgage Securities Trust,
Series 2012-SHOP, Class A
2.93%	06/05/31	[2]	25,000	24,992
GS Mortgage Securities Trust,
Series 2013-GC12, Class XA (IO)
1.43%	06/10/46	[6]	964,585	43,070
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C19, Class XB (IO)
0.28%	04/15/47	[4,5,6]	1,000,000	16,274
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C26, Class ASB
3.29%	01/15/48		85,000	86,353
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2005-CIBC11, Class C
5.56%	08/12/37	[6]	95,360	95,261
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5, Class A3
4.17%	08/15/46		75,516	77,682
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6, Class ASB
3.14%	05/15/45		107,271	108,192

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2015-JP1, Class XA (IO)
1.12%	01/15/49	[4,5,6]	$973,883	$42,430
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCL (IO)
0.69%	09/15/39	[2,6]	556,610	6,800
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C12, Class ASB
3.82%	10/15/46		51,551	52,766
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C13, Class ASB
3.56%	11/15/46		23,848	24,248
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C17, Class ASB
3.48%	08/15/47		110,000	112,014
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C19, Class ASB
3.33%	12/15/47		80,000	81,097
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C26, Class ASB
3.32%	10/15/48		80,000	81,098
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART, Class A
2.20%	09/13/31	[2]	35,000	34,533
Morgan Stanley Capital I Trust,
Series 2011-C3, Class A3
4.05%	07/15/49		52,347	52,386
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	30,000	30,372
UBS Commercial Mortgage Trust, Series
2018-C12, Class A1
3.29%	08/15/51		82,226	83,204
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[2,4,5,6]	3,000,000	24,225
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class XA (IO)
0.78%	02/15/44	[2,6]	1,747,959	21,876
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class A3
4.00%	03/15/44	[2]	23,444	23,565

				1,908,805

Non-Agency Mortgage-Backed — 6.93%
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R3, Class M2
(LIBOR USD 1-Month plus 0.71%)
3.19%	05/25/35	[1]	17,323	17,352

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 30

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates,
Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.14%)
2.63%	09/25/36	[1]	$30,634	$30,169
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.29%)
2.78%	07/20/36	[1]	58,988	58,971
BCAP LLC Trust, Series 2012-RR11, Class 2A3
2.61%	08/26/36	[2,6]	10,319	10,377
Bear Stearns ALT-A Trust, Series 2004-11, Class 1A1
(LIBOR USD 1-Month plus 0.68%)
3.17%	11/25/34	[1]	2,324	2,327
Bear Stearns Asset Backed Securities Trust,
Series 2007-1, Class A2
(LIBOR USD 1-Month plus 0.28%)
2.77%	01/25/37	[1]	109,686	109,274
Citigroup Mortgage Loan Trust,
Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.51%)
3.00%	01/25/36	[1]	7,118	7,137
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
3.39%	10/25/47	[1]	110,604	109,497
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.09%	05/25/35	[1]	75,506	69,730
Credit Suisse First Boston Mortgage
Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[2]	28	28
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 05/25/19)
3.95%	01/25/33		12,123	12,296
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
3.51%	11/25/33	[1]	16,019	15,760
DSLA Mortgage Loan Trust,
Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
3.22%	07/19/44	[1]	4,614	4,636
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
3.05%	03/25/36	[1]	120,000	114,667

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
4.25%	04/19/36	[6]	$78,390	$71,320
GSAA Home Equity Trust, Series 2005-8, Class A4
(LIBOR USD 1-Month plus 0.27%)
2.76%	06/25/35	[1]	68,599	68,659
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.99%	07/19/35	[6]	1,358	1,242
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
2.83%	06/20/35	[1]	22,790	22,593
HSI Asset Securitization Corp. Trust,
2006-OPT1, Class 2A4
(LIBOR USD 1-Month plus 0.30%)
2.79%	12/25/35	[1]	74,129	73,546
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
3.35%	08/25/34	[1]	8,676	8,027
IndyMac Index Mortgage Loan Trust,
Series 2006-AR4, Class A1A
(LIBOR USD 1-Month plus 0.21%)
2.70%	05/25/46	[1]	87,770	83,571
IndyMac Index Mortgage Loan Trust,
Series 2007, Class AR1
3.79%	06/25/37	[6]	91,343	76,639
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
2.65%	06/25/36	[1]	26,605	26,459
Long Beach Mortgage Loan Trust,
Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
3.05%	10/25/34	[1]	100,360	97,409
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	668
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
3.04%	09/25/35	[1]	100,000	100,423
Soundview Home Loan Trust,
Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.33%)
2.82%	03/25/36	[1]	51,762	51,695

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2019

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II
Trust, Series 2006-AR1, Class 3A1
(LIBOR USD 1-Month plus 0.23%)
2.72%	02/25/36	[1]	$96,984	$86,746
Terwin NIMs Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[2,4,5]	2,939,110	47,803
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative
Average plus 1.40%)
3.80%	06/25/42	[1]	3,530	3,441
Wells Fargo Alternative Loan Trust,
Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.94%	10/25/35	[1]	59,106	59,336
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-I, Class A1
4.60%	09/25/33	[6]	20,803	20,962
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-I, Class 1A1
4.84%	07/25/34	[6]	5,907	5,865

				1,468,625

U.S. Agency Commercial Mortgage-Backed — 5.72%
Fannie Mae-Aces, Series 2014-M2, Class ASV2
2.78%	06/25/21	[6]	15,153	15,162
Fannie Mae-Aces, Series 2015-M4, Class X2 (IO)
0.37%	07/25/22	[6]	7,666,564	74,097
Fannie Mae-Aces, Series 2016-M9, Class FA
(LIBOR USD 1-Month plus 0.59%)
3.07%	09/25/23	[1]	17,438	17,434
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.85%	08/25/24	[1]	32,253	32,215
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20		40,236	40,144
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K031,
Class X1 (IO)
0.23%	04/25/23	[6]	8,256,163	68,020
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KAIV,
Class X2 (IO)
3.61%	06/25/41	[6]	250,000	17,984

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF04, Class A
(LIBOR USD 1-Month plus 0.31%)
2.80%	06/25/21	[1]	$20,584	$20,593
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
2.84%	09/25/21	[1]	1,839	1,839
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF19, Class A
(LIBOR USD 1-Month plus 0.45%)
2.94%	06/25/23	[1]	104,357	104,412
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ14, Class A1
2.20%	11/25/23		141,519	139,712
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KP03, Class A2
1.78%	07/25/19		168,260	167,974
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KP04,
Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.71%	07/25/20	[1]	125,000	124,927
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05, Class A
(LIBOR USD 1-Month plus 0.50%)
2.99%	01/25/23	[1]	107,021	107,149
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[6]	3,000,000	112,495
FRESB Mortgage Trust, Series 2015-SB3, Class A3
(LIBOR USD 1-Month plus 0.55%)
3.04%	01/25/43	[1]	58,302	58,220
FRESB Mortgage Trust, Series 2016-SB15,
Class A5H
(LIBOR USD 1-Month plus 2.06%)
2.06%	03/25/36	[1]	86,982	86,324
Ginnie Mae, Series 2010-140, Class IO (IO)
0.01%	10/16/43	[6]	3,733,488	23,645

				1,212,346

U.S. Agency Mortgage-Backed — 3.68%
Fannie Mae Pool 464321
4.36%	01/01/20		99,610	100,252

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 32

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 468764
4.16%	07/01/21		$100,000	$103,145
Fannie Mae Pool 469911
3.50%	12/01/21		129,035	131,843
Fannie Mae Pool 471278
2.46%	05/01/19		93,133	92,958
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
4.36%	12/01/34	[1]	749	760
Fannie Mae Pool 995916
5.01%	06/01/19		68,045	68,122
Fannie Mae Pool AD0166
4.79%	08/01/19		79,903	80,232
Fannie Mae Pool AE0800
3.79%	12/01/20		59,995	60,882
Fannie Mae Pool AL0851
6.00%	10/01/40		4,140	4,570
Fannie Mae Pool AN2059
1.64%	07/01/21		85,003	83,518
Fannie Mae REMICS, Series 1997-91,
Class SL (IO)
(LIBOR USD 1-Month plus 16.00%)
7.50%	11/25/23	[1]	29,544	3,259
Fannie Mae REMICS, Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
3.49%	09/25/32	[1]	8,101	8,324
Fannie Mae REMICS, Series 2008-47, Class PF
(LIBOR USD 1-Month plus 0.50%)
2.99%	06/25/38	[1]	50	50
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
2.89%	10/25/40	[1]	7,275	7,284
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		170	172
Freddie Mac REMICS, Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
3.38%	01/15/33	[1]	7,908	8,032
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
2.98%	06/15/42	[1]	26,293	26,384

				779,787

Total Mortgage-Backed
(Cost $5,407,770)				5,369,563

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.38%
U.S. Treasury Notes — 1.38%
U.S. Treasury Notes
2.50%	01/15/22	$290,000	$291,999

Total U.S. Treasury Securities
(Cost $289,486)			291,999

Total Bonds – 65.64%
(Cost $13,929,131)			13,916,426

		Shares
MUTUAL FUNDS — 4.57%
Mutual Funds — 4.57%
SPDR S&P 500 ETF Trust[7]		3,430	968,906

Total Mutual Funds
(Cost $953,227)

	Maturity Date	Principal Amount/ Shares
SHORT-TERM INVESTMENTS — 29.16%

Commercial Paper — 0.47%
Ford Motor Credit Co. LLC
3.14%[8]	04/04/19	$ 100,000	99,949

Money Market Funds — 0.02%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[9]		5,000	5,000

U.S. Treasury Bills — 28.67%
U.S. Treasury Bills
2.39%[8]	04/16/19	995,000	994,001
2.39%[8]	04/23/19	100,000	99,854
2.39%[8,10]	06/20/19	865,000	860,467
2.40%[8]	04/11/19	500,000	499,671
2.43%[8]	07/18/19	260,000	258,162
2.43%[8]	07/25/19	975,000	967,653
2.45%[8]	04/18/19	290,000	289,677
U.S. Treasury Bills (WI)
2.40%[8]	05/07/19	570,000	568,643
2.41%[8]	07/11/19	1,550,000	1,539,720

			6,077,848

Total Short-Term Investments
(Cost $6,182,494)			6,182,797

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2019

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Value
Total Investments – 99.37%
(Cost $21,064,852)	$21,068,129

Cash and Other Assets, Less Liabilities – 0.63%	134,177

Net Assets – 100.00%	$21,202,306

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $137,536, which is 0.65% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]

SPDR S&P 500 ETF Trust (the “S&P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The S&P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S&P 500 Index”). Each unit of fractional undivided interest in the S&P 500 ETF is referred to as a “Unit”. The S&P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. You can access the financial statements of this ETF by going to its homepage at (https://us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2019.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $860,416.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized loan obligation

(ETF): Exchange-traded fund

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(S&P): Standard and Poor’s

(SPDR): Standard and Poor’s Depositary Receipts

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P 500 Emini Index	141	06/21/19	$20,007,900	$428,715	$428,715

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 34

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.50%
CORPORATES — 82.64%*
Banking — 7.34%
Bank of America Corp.
3.00%	12/20/23	[1]	$5,000	$4,982
Bank of America Corp. (MTN)
3.97%	03/05/29	[1]	20,000	20,404
4.27%	07/23/29	[1]	15,000	15,622
Bank of New York Mellon Corp. (The) (MTN)
3.25%	09/11/24		5,000	5,075
Discover Bank (BKNT)
4.20%	08/08/23		10,000	10,402
JPMorgan Chase & Co.
4.01%	04/23/29	[1]	20,000	20,529
4.02%	12/05/24	[1]	15,000	15,574
4.20%	07/23/29	[1]	15,000	15,661
Lloyds Banking Group PLC (United Kingdom)
2.91%	11/07/23	[1,2]	10,000	9,755
State Street Corp.
3.78%	12/03/24	[1]	5,000	5,189
Wells Fargo & Co.
3.07%	01/24/23		5,000	5,009
Wells Fargo & Co. (MTN)
3.55%	09/29/25		10,000	10,203
3.58%	05/22/28	[1]	20,000	20,134

				158,539

Commercial Services — 0.47%
RELX Capital, Inc.
4.00%	03/18/29		10,000	10,224

Communications — 10.17%
AT&T, Inc.
4.35%	06/15/45		40,000	37,028
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%	05/01/47		15,000	14,988
Comcast Corp.
3.97%	11/01/47		10,000	9,690
4.00%	11/01/49		15,000	14,617
4.70%	10/15/48		10,000	10,857
Fox Corp.
4.71%	01/25/29	[3]	5,000	5,366
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[2]	5,000	6,342
Qwest Corp.
6.88%	09/15/33		4,000	4,000
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	10,000	9,054

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[3]	$10,000	$10,200
Time Warner Cable LLC
5.50%	09/01/41		3,000	2,955
Verizon Communications, Inc.
4.02%	12/03/29	[3]	55,000	56,703
Viacom, Inc.
3.88%	04/01/24		6,000	6,119
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[2]	10,000	10,174
Walt Disney Co. (The)
6.20%	12/15/34	[3]	8,000	10,481
Warner Media LLC
3.88%	01/15/26		11,000	11,048

				219,622

Consumer Discretionary — 3.34%
Altria Group, Inc.
5.38%	01/31/44		5,000	4,994
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		20,000	19,184
4.75%	01/23/29		5,000	5,332
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	8,000	8,006
BAT Capital Corp.
3.56%	08/15/27		5,000	4,734
4.54%	08/15/47		5,000	4,394
Constellation Brands, Inc. (LIBOR USD 3-Month plus 0.70%)
3.38%	11/15/21	[4]	10,000	10,006
Pernod Ricard SA (France)
4.45%	01/15/22	[2,3]	5,000	5,196
Reynolds American, Inc.
4.45%	06/12/25		5,000	5,144
5.85%	08/15/45		5,000	5,140

				72,130

Consumer Products — 0.23%
Newell Brands, Inc.
3.85%	04/01/23		5,000	4,942

Electric — 10.20%
Appalachian Power Co.
4.45%	06/01/45		10,000	10,369
Consolidated Edison Co. of New York, Inc.
3.88%	06/15/47		10,000	9,814
Duke Energy Carolinas LLC
3.75%	06/01/45		40,000	39,211

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2019

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	$2,000	$2,125
6.40%	09/15/20	[3]	8,000	8,355
Florida Power & Light Co.
4.13%	02/01/42		15,000	15,904
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,203
Kansas City Power & Light Co.
3.15%	03/15/23		5,000	5,079
Metropolitan Edison Co.
4.30%	01/15/29	[3]	4,000	4,196
MidAmerican Energy Co.
4.25%	05/01/46		10,000	10,613
Northern States Power Co./MN
4.13%	05/15/44		10,000	10,492
PacifiCorp.
4.13%	01/15/49		30,000	31,053
PNM Resources, Inc.
3.25%	03/09/21		10,000	9,991
Public Service Co. of New Mexico
3.85%	08/01/25		5,000	5,067
South Carolina Electric & Gas Co.
4.25%	08/15/28		5,000	5,403
Southern Co. Gas Capital Corp.
2.45%	10/01/23		13,000	12,643
Tucson Electric Power Co.
3.85%	03/15/23		10,000	10,184
Virginia Electric & Power Co., Series B
3.80%	09/15/47		20,000	19,410

				220,112

Energy — 9.51%
Enbridge Energy Partners LP
5.50%	09/15/40		10,000	11,181
Energy Transfer Operating LP
4.95%	06/15/28		15,000	15,747
6.25%	04/15/49		5,000	5,608
EQM Midstream Partners LP
6.50%	07/15/48		8,000	8,077
EQT Corp.
3.90%	10/01/27		5,000	4,681
Hess Corp.
4.30%	04/01/27		18,000	17,844
KeySpan Gas East Corp.
5.82%	04/01/41	[3]	15,000	18,256
Kinder Morgan Energy Partners LP (MTN)
6.95%	01/15/38		15,000	18,312

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		$10,000	$10,458
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	6,000	6,157
Ruby Pipeline LLC
6.00%	04/01/22	[3]	8,409	8,318
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	3,034
5.75%	05/15/24		10,000	11,021
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29	[3]	5,000	5,444
TC PipeLines LP
3.90%	05/25/27		15,000	14,846
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	10,000	9,854
TransCanada PipeLines Ltd. (Canada)
5.00%	10/16/43	[2]	15,000	15,774
Williams Cos., Inc. (The)
3.70%	01/15/23		12,000	12,223
4.55%	06/24/24		8,000	8,463

				205,298

Finance — 9.35%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%	01/23/28	[2]	14,000	13,186
Air Lease Corp.
3.63%	12/01/27		14,000	13,094
Citigroup, Inc.
2.88%	07/24/23	[1]	5,000	4,979
3.14%	01/24/23	[1]	10,000	10,039
3.67%	07/24/28	[1]	20,000	19,970
Ford Motor Credit Co. LLC
5.88%	08/02/21		20,000	20,716
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	14,000	12,964
General Motors Financial Co., Inc.
3.55%	04/09/21		10,000	10,059
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[1]	10,000	9,938
3.50%	11/16/26		5,000	4,938
4.22%	05/01/29	[1]	20,000	20,447
Morgan Stanley (GMTN)
3.70%	10/23/24		5,000	5,103
3.77%	01/24/29	[1]	20,000	20,090
Morgan Stanley, Series F
3.88%	04/29/24		10,000	10,291

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 36

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Nationwide Building Society (United Kingdom)
3.77%	03/08/24	[1,2,3]	$5,000	$4,981
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	9,401	11,028
Raymond James Financial, Inc.
3.63%	09/15/26		10,000	9,906

				201,729

Food — 1.86%
Campbell Soup Co. (LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[4]	10,000	9,979
Conagra Brands, Inc.
4.60%	11/01/25		6,000	6,303
Kraft Heinz Foods Co.
4.38%	06/01/46		10,000	8,695
Kroger Co. (The)
4.50%	01/15/29		5,000	5,124
Smithfield Foods, Inc.
5.20%	04/01/29	[3]	5,000	5,029
Tyson Foods, Inc.
4.00%	03/01/26		5,000	5,117

				40,247

Health Care — 11.81%
AbbVie, Inc.
4.40%	11/06/42		20,000	18,438
Allergan Funding SCS (Luxembourg)
4.55%	03/15/35	[2]	10,000	9,809
Amgen, Inc.
4.40%	05/01/45		15,000	14,728
Anthem, Inc.
4.38%	12/01/47		10,000	9,957
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	10,000	10,098
Barnabas Health, Inc.
4.00%	07/01/28		5,000	5,166
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	10,000	9,946
Becton Dickinson and Co.
2.89%	06/06/22		10,000	9,963
Celgene Corp.
3.90%	02/20/28		13,000	13,284
Cigna Corp.
4.38%	10/15/28	[3]	5,000	5,191
4.90%	12/15/48	[3]	15,000	15,501
CVS Health Corp.
4.00%	12/05/23		22,000	22,590

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.30%	03/25/28		$5,000	$5,071
5.05%	03/25/48		5,000	5,045
Elanco Animal Health, Inc.
4.90%	08/28/28	[3]	10,000	10,626
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[3]	5,000	5,033
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	5,000	5,061
Gilead Sciences, Inc.
3.70%	04/01/24		10,000	10,333
HCA, Inc.
5.00%	03/15/24		4,000	4,245
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	10,067
Pfizer, Inc.
4.10%	09/15/38		10,000	10,516
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		10,000	9,507
Quest Diagnostics, Inc.
4.20%	06/30/29		5,000	5,149
Shire Acquisitions Investments Ireland DAC (Ireland)
3.20%	09/23/26	[2]	10,000	9,678
UnitedHealth Group, Inc.
4.25%	04/15/47		15,000	15,721
WellCare Health Plans, Inc.
5.38%	08/15/26	[3]	4,000	4,200

				254,923

Industrials — 3.19%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	10,000	9,814
BAE Systems Holdings, Inc.
6.38%	06/01/19	[3]	5,000	5,025
General Electric Co. (MTN)
4.65%	10/17/21		5,000	5,184
5.55%	05/04/20		5,000	5,137
5.55%	01/05/26		5,000	5,361
Ingersoll-Rand Luxembourg Finance SA (Luxembourg)
3.55%	11/01/24	[2]	5,000	5,117
L3 Technologies, Inc.
3.85%	06/15/23		10,000	10,315
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[2,3]	5,000	4,979
United Technologies Corp.
4.13%	11/16/28		12,000	12,478
WRKCo, Inc.
4.90%	03/15/29		5,000	5,425

				68,835

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2019

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 3.66%
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		$20,000	$20,839
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	20,000	17,335
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[1,3]	10,000	9,950
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,3]	20,000	20,578
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	10,247

				78,949

Materials — 0.24%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		5,000	5,255

Real Estate Investment Trust (REIT) — 7.23%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29		6,000	6,314
American Campus Communities Operating Partnership LP
3.35%	10/01/20		5,000	5,014
3.63%	11/15/27		5,000	4,898
Boston Properties LP
2.75%	10/01/26		10,000	9,484
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		10,000	10,249
CubeSmart LP
4.38%	02/15/29		5,000	5,119
Digital Realty Trust LP
3.63%	10/01/22		5,000	5,073
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		5,000	5,084
HCP, Inc.
3.88%	08/15/24		10,000	10,236
Healthcare Realty Trust, Inc.
3.75%	04/15/23		5,000	5,036
Healthcare Trust of America Holdings LP
3.70%	04/15/23		5,000	5,055
Highwoods Realty LP
3.20%	06/15/21		5,000	4,985
Host Hotels & Resorts LP
5.25%	03/15/22		5,000	5,239
6.00%	10/01/21		5,000	5,291
Hudson Pacific Properties LP
3.95%	11/01/27		5,000	4,844
Kilroy Realty LP
3.45%	12/15/24		10,000	9,903

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Liberty Property LP
3.38%	06/15/23		$10,000	$10,076
National Retail Properties, Inc.
3.80%	10/15/22		5,000	5,114
Realty Income Corp.
3.25%	10/15/22		10,000	10,173
SL Green Realty Corp.
4.50%	12/01/22		8,000	8,275
UDR, Inc. (MTN)
4.63%	01/10/22		5,000	5,195
Ventas Realty LP
4.13%	01/15/26		10,000	10,275
VEREIT Operating Partnership LP
4.13%	06/01/21		5,000	5,085

				156,017

Retail — 1.17%
Family Dollar Stores, Inc.
5.00%	02/01/21		5,000	5,161
Home Depot, Inc. (The)
3.90%	12/06/28		5,000	5,293
Starbucks Corp.
3.80%	08/15/25		5,000	5,158
Walgreens Boots Alliance, Inc.
4.80%	11/18/44		10,000	9,538

				25,150

Services — 0.49%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[2]	5,000	5,238
5.00%	11/01/22	[2,3]	5,000	5,241

				10,479

Transportation — 2.38%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		8,000	8,596
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		30,631	33,757
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%	10/07/28		9,471	9,019

				51,372

Total Corporates (Cost $1,731,119)				1,783,823

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 38

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 15.07%**
Non-Agency Commercial
Mortgage-Backed — 8.25%
Commercial Mortgage Pass-Through
Certificates, Series 2014-CR14,
Class XA (IO)
0.62%	02/10/47	[1]	$1,547,357	$38,928
Commercial Mortgage Trust,
Series 2012-CR5, Class XA (IO)
1.55%	12/10/45	[1]	425,798	20,110
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.12%	07/10/45	[1]	8,346,727	30,302
Commercial Mortgage Trust,
Series 2014-CR18, Class XA (IO)
1.14%	07/15/47	[1]	143,039	5,368
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[1,5,6]	799,398	24,432
Commercial Mortgage Trust,
Series 2014-UBS6, Class XA (IO)
0.94%	12/10/47	[1]	525,269	20,265
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3,
Class XA (IO)
0.94%	02/15/46	[1,3]	228,907	3,471
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C5, Class XA (IO)
1.46%	08/15/45	[1,3]	259,761	9,870
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class XA (IO)
1.62%	11/15/45	[1,3,5,6]	162,349	7,480
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,3,5,6]	2,200,000	17,765

				177,991

U.S. Agency Commercial
Mortgage-Backed — 1.79%
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K712,
Class X1 (IO)
1.33%	11/25/19	[1]	2,908,534	13,801
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[1]	600,861	24,774

				38,575

U.S. Agency Mortgage-Backed — 5.03%
Fannie Mae REMICS, Series 2012-128,
Class UA
2.50%	06/25/42		41,456	39,802

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
3.50%	09/15/44	[4]	$68,220	$ 68,770

				108,572
Total Mortgage-Backed (Cost $325,879)				325,138

MUNICIPAL BONDS — 0.79%*
California — 0.55%
Los Angeles Department of Water & Power,
Build America Bonds, Series SY
6.01%	07/01/39		5,000	6,279
University of California, Taxable Revenue
Bonds, Series AJ
4.60%	05/15/31		5,000	5,584

				11,863

New York — 0.24%
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.73%	08/01/29		5,000	5,211

Total Municipal Bonds (Cost $16,376)				17,074

Total Bonds – 98.50% (Cost $2,073,374)				2,126,035

Issues	Maturity Date		Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.69%

U.S. Treasury Bills — 0.69%
U.S. Treasury Bills
2.41%[7,8]	06/20/19		15,000	14,921

Total Short-Term Investments (Cost $14,920)				14,921

Total Investments – 99.19% (Cost $2,088,294)				2,140,956

Cash and Other Assets, Less
Liabilities – 0.81%				17,536

Net Assets – 100.00%				$2,158,492

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2019

Corporate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

[1]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $49,677, which is 2.30% of total net assets.

[7]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $14,921.

[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	2	06/28/19	$231,656	$1,063	$1,063

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 40

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 71.84%
ASSET-BACKED SECURITIES — 3.01%**
AMMC CLO XIV, Ltd., Series 2014-14A,
Class A1LR (Cayman Islands)
(LIBOR USD 3-Month plus 1.25%)
4.02%	07/25/29	[1,2,3]	$10,000	$10,002
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
2.69%	03/25/42	[2,3]	30,801	29,750
Dryden XXVIII Senior Loan Fund,
Series 2013-28A, Class A1LR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.88%	08/15/30	[1,2,3]	10,000	9,975
Galaxy XXIX CLO Ltd. (Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
3.47%	11/15/26	[1,2,3]	39,793	39,693
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[3]	14,052	14,603
Madison Park Funding XXX, Ltd.,
Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
3.54%	04/15/29	[1,2,3]	40,000	39,374
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	01/15/28	[1,2,3]	10,000	9,980
TCI-Flatiron CLO Ltd., Series 2016-1,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.73%	07/17/28	[1,2,3]	10,000	10,006

Total Asset-Backed Securities (Cost $160,905)				163,383

CORPORATES — 14.92%*
Automotive — 0.32%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
6.25%	05/15/26	[3]	17,000	17,383

Banking — 1.50%
Bank of America Corp.
3.00%	12/20/23	[4]	15,000	14,947
Bank of New York Mellon Corp. (The) (MTN)
3.25%	09/11/24		5,000	5,075
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 1.00%)
3.79%	01/15/23	[2]	10,000	10,114
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[1,3]	5,000	5,116

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Santander UK Group Holdings PLC
(United Kingdom)
4.80%	11/15/24	[1,4]	$15,000	$15,451
Wells Fargo & Co.
(LIBOR USD 3-Month plus 1.23%)
3.97%	10/31/23	[2]	30,000	30,679

				81,382

Communications — 1.48%
Charter Communications Operating
LLC/Charter Communications Operating Capital
4.50%	02/01/24		10,000	10,409
Fox Corp.
3.67%	01/25/22	[3]	10,000	10,201
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[1]	18,000	16,065
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	5,000	6,342
Qwest Corp.
6.88%	09/15/33		16,000	16,000
Sprint Capital Corp.
8.75%	03/15/32		8,000	8,430
Viacom, Inc.
3.88%	04/01/24		8,000	8,159
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[1]	5,000	5,087

				80,693

Consumer Discretionary — 0.43%
Anheuser-Busch InBev Worldwide, Inc.
4.15%	01/23/25		8,000	8,339
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	5,000	5,004
Reynolds American, Inc.
4.45%	06/12/25		10,000	10,288

				23,631

Electric — 0.54%
Energizer Holdings, Inc.
7.75%	01/15/27	[3]	15,000	16,013
Eversource Energy, Series O
4.25%	04/01/29		8,000	8,531
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	5,000	5,084

				29,628

Energy — 2.23%
Antero Resources Corp.
5.00%	03/01/25		9,000	8,887

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2019

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Centennial Resource Production LLC
6.88%	04/01/27	[3]	$16,000	$16,197
Energy Transfer Operating LP
4.75%	01/15/26		10,000	10,439
Kinder Morgan Energy Partners LP
3.50%	09/01/23		8,000	8,101
4.25%	09/01/24		5,000	5,220
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		8,000	8,366
Range Resources Corp.
5.00%	03/15/23		3,000	2,951
Sabine Pass Liquefaction LLC
5.75%	05/15/24		5,000	5,510
Spectra Energy Partners LP
4.75%	03/15/24		10,000	10,625
TC PipeLines LP
4.38%	03/13/25		8,000	8,193
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	17,000	17,723
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27	[3]	8,000	8,170
Williams Cos., Inc. (The)
4.55%	06/24/24		10,000	10,579

				120,961

Finance — 2.04%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
4.50%	05/15/21	[1]	10,000	10,237
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.95%)
3.73%	07/24/23	[2]	30,000	30,063
Ford Motor Credit Co. LLC
4.25%	09/20/22		30,000	29,650
Goldman Sachs Group, Inc. (The)
2.91%	07/24/23	[4]	5,000	4,951
4.22%	05/01/29	[4]	10,000	10,223
Morgan Stanley (GMTN)
4.43%	01/23/30	[4]	15,000	15,816
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	10,000	9,962

				110,902

Food — 0.76%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.63%)
3.24%	03/15/21	[2]	10,000	9,944

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
3.09%	10/09/20	[2]	$10,000	$9,950
Kraft Heinz Foods Co.
3.95%	07/15/25		6,000	6,052
Kroger Co. (The)
4.50%	01/15/29		5,000	5,124
Smithfield Foods, Inc.
5.20%	04/01/29	[3]	5,000	5,029
Tyson Foods, Inc.
4.00%	03/01/26		5,000	5,117

				41,216

Gaming — 0.15%
Churchill Downs, Inc.
5.50%	04/01/27	[3]	8,000	8,112

Health Care — 1.41%
Aetna, Inc.
3.50%	11/15/24		10,000	10,020
Allergan Funding SCS (Luxembourg)
3.85%	06/15/24	[1]	10,000	10,130
Bayer U.S. Finance II LLC
(LIBOR USD 3-Month plus 1.01%)
3.62%	12/15/23	[2,3]	10,000	9,821
Becton Dickinson and Co.
3.73%	12/15/24		10,000	10,159
CHS/Community Health Systems, Inc.
8.00%	03/15/26	[3]	9,000	8,663
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
3.32%	03/09/21	[2]	10,000	10,026
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	10,000	10,120
HCA, Inc.
5.88%	02/01/29		7,000	7,551

				76,490

Industrials — 0.63%
Berry Global, Inc.
4.50%	02/15/26	[3]	10,000	9,527
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[2]	22,000	16,832
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)
7.75%	04/15/26	[1,3]	9,000	7,807

				34,166

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 42

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 0.10%
International Flavors & Fragrances, Inc.
5.00%	09/26/48		$5,000	$5,250

Real Estate Investment Trust (REIT) — 2.23%
American Campus Communities
Operating Partnership LP
4.13%	07/01/24		10,000	10,239
Boston Properties LP
2.75%	10/01/26		10,000	9,484
Digital Realty Trust LP
3.63%	10/01/22		10,000	10,145
GLP Capital LP/GLP Financing II, Inc.
5.38%	11/01/23		10,000	10,524
HCP, Inc.
3.15%	08/01/22		10,000	10,002
Healthcare Realty Trust, Inc.
3.88%	05/01/25		10,000	10,056
Healthcare Trust of America Holdings LP
3.70%	04/15/23		5,000	5,055
Hudson Pacific Properties LP
3.95%	11/01/27		5,000	4,844
Kilroy Realty LP
4.38%	10/01/25		5,000	5,170
National Retail Properties, Inc.
3.80%	10/15/22		5,000	5,114
SL Green Operating Partnership LP
3.25%	10/15/22		10,000	9,953
WEA Finance LLC
3.15%	04/05/22	[3]	15,000	15,052
Welltower, Inc.
5.25%	01/15/22		15,000	15,836

				121,474

Retail — 0.12%
Rite Aid Corp.
6.13%	04/01/23	[3]	8,000	6,630

Services — 0.19%
IHS Markit Ltd. (Bermuda)
4.75%	02/15/25	[1,3]	10,000	10,435

Transportation — 0.79%
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		17,869	18,447
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		3,003	3,177

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		$19,651	$21,253

				42,877

Total Corporates (Cost $786,023)				811,230

MORTGAGE-BACKED — 53.91%**
Non-Agency Commercial Mortgage-Backed — 22.57%
BANK, Series 2017-BNK9, Class XA (IO)
0.82%	11/15/54	[4]	993,058	55,543
CFCRE Commercial Mortgage Trust,
Series 2017-C8, Class A4
3.57%	06/15/50		70,000	69,934
Commercial Mortgage Pass-Through
Certificates, Series 2014-CR14,
Class XA (IO)
0.62%	02/10/47	[4]	2,678,952	67,397
Commercial Mortgage Trust,
Series 2012-CR4, Class XA (IO)
1.77%	10/15/45	[4]	355,062	17,750
Commercial Mortgage Trust,
Series 2012-LC4, Class XB (IO)
0.54%	12/10/44	[3,4]	1,800,000	29,673
Commercial Mortgage Trust,
Series 2013-CR10, Class XA (IO)
0.68%	08/10/46	[4]	436,978	11,520
Commercial Mortgage Trust,
Series 2013-CR12, Class XA (IO)
1.17%	10/10/46	[4]	740,470	31,473
Commercial Mortgage Trust,
Series 2013-CR7, Class XA (IO)
1.23%	03/10/46	[4]	1,314,677	49,466
Commercial Mortgage Trust,
Series 2013-CR9, Class XA (IO)
0.12%	07/10/45	[4]	6,096,062	22,131
Commercial Mortgage Trust,
Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[4,5,6]	940,468	28,743
DBUBS Mortgage Trust, Series 2011-LC1A,
Class XB (IO)
0.31%	11/10/46	[3,4]	300,000	1,735
GS Mortgage Securities Trust,
Series 2012-GCJ7, Class X4 (IO)
2.19%	05/10/45	[4]	2,556,448	111,781
GS Mortgage Securities Trust,
Series 2013-GC13, Class XA (IO)
0.08%	07/10/46	[4]	4,824,142	17,677

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2019

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMBB Commercial Mortgage Securities
Trust, Series 2013-C15, Class XA (IO)
1.09%	11/15/45	[4]	$741,380	$30,303
JPMBB Commercial Mortgage Securities
Trust, Series 2014-C19, Class XA (IO)
1.06%	04/15/47	[4]	2,431,514	50,952
JPMDB Commercial Mortgage Securities
Trust, Series 2016-C2, Class XA (IO)
1.69%	06/15/49	[4]	341,605	25,675
JPMDB Commercial Mortgage Securities
Trust, Series 2017-C7, Class AS
3.41%	10/15/50		24,000	23,760
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-LC9, Class XA (IO)
1.52%	12/15/47	[4]	2,409,964	98,290
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-C13, Class XA (IO)
0.11%	01/15/46	[4]	11,119,562	50,501
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C9, Class XB (IO)
0.31%	05/15/46	[3,4]	2,532,749	33,078
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C15, Class XA (IO)
0.98%	04/15/47	[4]	357,274	14,155
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C18, Class XA (IO)
0.89%	10/15/47	[4]	185,570	3,607
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2015-C26, Class XA (IO)
1.04%	10/15/48	[4]	325,374	16,510
Morgan Stanley Capital I Trust,
Series 2012-C4, Class XA (IO)
2.08%	03/15/45	[3,4]	2,401,508	116,332
Morgan Stanley Capital I Trust,
Series 2017-H1, Class XA (IO)
1.45%	06/15/50	[4]	108,613	8,662
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4, Class XA (IO)
1.64%	12/10/45	[3,4]	823,795	39,093
Wells Fargo Commercial Mortgage Trust,
Series 2012-LC5, Class XA (IO)
1.78%	10/15/45	[3,4]	1,025,071	51,833
Wells Fargo Commercial Mortgage Trust,
Series 2017-C41, Class A3
3.21%	11/15/50		60,000	58,987

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C2, Class XA (IO)
0.78%	02/15/44	[3,4]	$1,166,762	$14,602
WF-RBS Commercial Mortgage Trust,
Series 2013-C13, Class XB (IO)
0.45%	05/15/45	[3,4]	2,000,000	35,856
WF-RBS Commercial Mortgage Trust,
Series 2014-LC14, Class XA (IO)
1.24%	03/15/47	[4]	871,194	39,945

				1,226,964

Non-Agency Mortgage-Backed — 15.85%
Alternative Loan Trust, 2007-16CB, Class 1A7
6.00%	08/25/37		14,304	13,643
American Home Mortgage Investment Trust,
Series 2006-1, Class 11A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	03/25/46	[2]	27,481	25,583
Banc of America Funding Trust,
Series 2006-3, Class 5A3
5.50%	03/25/36		14,937	14,304
Bear Stearns ALT-A Trust, Series 2004-6, Class 1A
(LIBOR USD 1-Month plus 0.64%)
3.13%	07/25/34	[2]	16,285	16,242
Bear Stearns ARM Trust, Series 2004-3, Class 2A
4.02%	07/25/34	[4]	16,034	15,815
Bear Stearns Asset Backed Securities Trust,
Series 2007-1, Class A2
(LIBOR USD 1-Month plus 0.28%)
2.77%	01/25/37	[2]	58,069	57,851
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-MH1,
Class B1 (STEP-reset date 05/25/19)
6.25%	10/25/36	[3]	61,000	61,599
Fremont Home Loan Trust, Series 2005-A, Class M3
(LIBOR USD 1-Month plus 0.74%)
3.22%	01/25/35	[2]	26,000	25,523
Fremont Home Loan Trust, Series 2005-E,
Class 2A4
(LIBOR USD 1-Month plus 0.33%)
2.82%	01/25/36	[2]	35,250	34,011
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
2.73%	08/25/45	[2]	12,448	11,317

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 44

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Trust, Series 2007-3, Class 2A1B
(LIBOR USD 1-Month plus 0.10%)
2.59%	03/25/47	[2]	$166,316	$21,913
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.52%	09/25/35	[4]	11,328	11,586
HarborView Mortgage Loan Trust,
Series 2005-9, Class 2X (IO)
1.25%	06/20/35	[3,4,5,6]	2,145,570	76,536
IndyMac Index Mortgage Loan Trust,
Series 2007, Class F2
6.00%	07/25/37		14,379	13,981
Lehman Mortgage Trust, Series 2007-5, Class 10A2 (IO)
(LIBOR USD 1-Month plus 6.34%)
3.85%	06/25/37	[2,5,6]	317,154	77,108
Mid-State Capital Corp., Series 2005-1, Class A
5.75%	01/15/40		11,535	12,456
Mid-State Capital Corp., Series 2006-1, Class A
5.79%	10/15/40	[3]	66,520	72,264
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		5,152	5,435
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/37	[2]	35,000	33,168
Nomura Resecuritization Trust,
Series 2015-5R, Class 4A1
(LIBOR USD 1-Month plus 0.14%)
3.59%	07/26/37	[2,3]	26,288	26,403
Park Place Securities, Inc., Asset-Backed
Pass-Through Certificates,
Series 2005-WCH, Class M4
(LIBOR USD 1-Month plus 1.25%)
3.73%	01/25/36	[2]	25,000	25,054
People’s Choice Home Loan Securities
Trust, Series 2004-2, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.39%	10/25/34	[2]	10,432	10,463
Residential Accredit Loans Trust,
Series 2005-QA10, Class A31
4.81%	09/25/35	[4]	13,046	11,254
Residential Asset Mortgage Products Trust,
Series 2006-EFC2, Class A4
(LIBOR USD 1-Month plus 0.22%)
2.71%	12/25/36	[2]	100,000	96,750
Residential Funding Mortgage Securities
Trust, Series 2006-S2, Class A1
5.75%	02/25/36		30,067	27,903

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 4A1
4.57%	02/25/34	[4]	$3,636	$3,620
Structured Asset Mortgage Investments II
Trust, Series 2006-AR2, Class A1
(LIBOR USD 1-Month plus 0.23%)
2.72%	02/25/36	[2]	34,218	31,244
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 2A1
5.17%	04/25/36	[4]	28,720	28,323

				861,349

U.S. Agency Commercial
Mortgage-Backed — 14.19%
Fannie Mae-Aces, Series 2016-M2, Class X3 (IO)
2.01%	04/25/36	[4]	1,080,828	48,971
Fannie Mae-Aces, Series 2018-M13, Class A2 (IO)
3.70%	09/25/30	[4]	35,000	36,137
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K006,
Class AX1 (IO)
0.94%	01/25/20	[4]	4,182,231	20,186
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X1 (IO)
1.23%	07/25/22	[4]	2,073,897	70,062
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.81%	08/25/40	[4]	900,000	51,443
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K024,
Class X1 (IO)
0.84%	09/25/22	[4]	481,241	11,618
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K028,
Class X1 (IO)
0.29%	02/25/23	[4]	3,597,789	34,186
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K033,
Class X1 (IO)
0.30%	07/25/23	[4]	6,083,218	73,599
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K052,
Class X1 (IO)
0.67%	11/25/25	[4]	938,543	34,665
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K057, Class X1 (IO)
1.19%	07/25/26	[4]	1,375,051	98,543

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2019

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K710,
Class X1 (IO)
1.85%	05/25/19	[4]	$2,234,086	$227
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K712,
Class X3 (IO)
1.44%	05/25/40	[4]	4,000,000	39,060
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KW02,
Class X1 (IO)
0.31%	12/25/26	[4]	1,282,721	20,708
Ginnie Mae, Series 2009-111, Class IO (IO)
0.22%	09/16/51	[4]	1,068,197	44,043
Ginnie Mae, Series 2011-119, Class IO (IO)
0.29%	08/16/51	[4]	2,876,105	32,806
Ginnie Mae, Series 2011-78, Class IX (IO)
0.14%	08/16/46	[4]	2,753,746	49,553
Ginnie Mae, Series 2012-135, Class IO (IO)
0.58%	01/16/53	[4]	645,701	19,711
Ginnie Mae, Series 2013-33, Class IO (IO)
0.82%	04/16/54	[4]	793,437	28,885
Ginnie Mae, Series 2013-74, Class IO (IO)
0.79%	12/16/53	[4]	740,459	33,271
Ginnie Mae, Series 2014-86, Class IO (IO)
0.75%	04/16/56	[4]	625,948	23,873

				771,547

U.S. Agency Mortgage-Backed — 1.30%
Fannie Mae Pool AN9655
3.71%	06/01/30		35,000	36,938
Fannie Mae REMICS, Series 2005-56,
Class SP
(LIBOR USD 1-Month plus 42.30%)
6.00%	08/25/33	[2]	15,346	15,998
Ginnie Mae, Series 2012-73, Class NK
3.00%	08/20/40		17,699	17,724

				70,660

Total Mortgage-Backed
(Cost $2,799,492)				2,930,520

Total Bonds – 71.84%
(Cost $3,746,420)				3,905,133

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 26.26%
Money Market Funds — 7.36%
Dreyfus Government Cash Management Fund
2.32%[7]		181,000	$181,000
JPMorgan U.S. Government Money Market Fund
2.34%[7]		38,000	38,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[7]		181,000	181,000

			400,000

U.S. Treasury Bills — 18.90%
U.S. Treasury Bills
4.14%[8]	04/30/19	$490,000	489,057
U.S. Treasury Bills (WI)
2.18%[8]	05/07/19	540,000	538,714

			1,027,771

Total Short-Term Investments
(Cost $1,428,007)			1,427,771

Total Investments – 98.10%
(Cost $5,174,427)			5,332,904

Cash and Other Assets, Less Liabilities – 1.90%			103,151

Net Assets – 100.00%			$5,436,055

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $182,387, which is 3.36% of total net assets.

[7]	Represents the current yield as of March 31, 2019.

[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 46

Flexible Income Fund

Schedule of Portfolio Investments

March 31, 2019

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When Issued

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.37%
BANK LOANS — 87.19%*
Automotive — 0.85%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	03/18/26	[1]	$2,000,000	$1,979,980
Tenneco, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.24%	06/18/25	[1]	349,125	333,851

				2,313,831

Commercial Services — 0.36%
Dun & Bradstreet Corp. (The) Term Loan B,
1st Lien
(LIBOR plus 5.00%)
7.49%	02/06/26	[1]	1,000,000	990,625

Communications — 13.14%
Altice Financing SA, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.24%	01/31/26	[1]	987,500	944,297
Altice SA, Term Loan B13, 1st Lien (France)
(LIBOR plus 4.00%)
6.48%	08/14/26	[1,2]	498,750	479,423
AP NMT Acquisition BV, Term Loan B,
1st Lien
(LIBOR plus 5.75%)
8.55%	08/13/21	[1]	311,742	310,769
Beasley Mezzanine Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.48%	11/01/23	[1]	477,743	474,458
CenturyLink, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	01/31/25	[1]	1,484,981	1,459,001
Charter Communications Operating LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/30/25	[1]	1,975,000	1,964,266
CommScope, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.73%	02/06/26	[1]	1,000,000	1,000,830
Coral U.S. Co-Borrower LLC., Term Loan B4, 1st Lien
(LIBOR plus 3.25%)
5.75%	01/30/26	[1]	500,000	498,908
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.73%	01/15/26	[1]	1,000,000	973,250
Dawn Acquisition LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.35%	10/27/25	[1]	1,496,250	1,421,438

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Entercom/CBS Radio, Inc., Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.25%	11/17/24	[1]	$728,402	$709,828
Go Wireless, Inc., Term Loan B, 2nd Lien
(LIBOR plus 6.50%)
9.00%	12/22/24	[1]	703,125	689,941
Gray Television, Inc., Term Loan C, 1st Lien
(LIBOR plus 2.50%)
4.98%	11/02/25	[1]	399,000	395,198
GTT Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	05/31/25	[1]	1,489,994	1,408,230
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[2]	500,000	501,375
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/14/25	[1]	1,435,500	1,434,309
LSF9 Atlantis Holdings LLC, Term Loan b, 1st Lien
(LIBOR plus 6.00%)
8.48%	05/01/23	[1]	717,188	669,226
Maxar Technologies Ltd., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	10/05/24	[1]	1,334,135	1,042,773
Mission Broadcasting, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.74%	01/17/24	[1]	68,781	67,819
NEP Group, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	10/20/25	[1]	1,745,625	1,734,715
NEP Group, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.50%	10/19/26	[1]	440,000	435,600
Nexstar Broadcasting, Inc. Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	01/17/24	[1]	373,718	368,489
Radiate Holdco LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	02/01/24	[1]	1,484,867	1,453,938
Research Now Group, Inc., Term Loan, 1st Lien
(LIBOR plus 5.50%)
7.99%	12/20/24	[1]	493,750	491,898

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 48

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
SBA Senior Finance II LLC, Term Loan B,
1st Lien
(LIBOR plus 2.00%)
4.50%	04/11/25	[1]	$1,012,325	$992,483
Sinclair Television Group, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	01/03/24	[1]	1,945,256	1,930,063
Sprint Communications, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[1]	1,977,266	1,929,812
Tribune Media Co., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	12/27/20	[1]	41,215	41,260
Tribune Media Co., Term Loan C, 1st Lien
(LIBOR plus 3.00%)
5.50%	01/27/24	[1]	513,695	514,016
Unitymedia Finance LLC, Term Loan D, 1st Lien
(LIBOR plus 2.25%)
4.73%	01/15/26	[1]	2,000,000	1,981,810
Unitymedia Hessen GMBH & Co.,
Term Loan B, 1st Lien (Germany)
(LIBOR plus 2.25%)
4.73%	09/30/25	[1,2]	500,000	495,723
Univision Communications, Inc.,
Term Loan C5, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/15/24	[1]	1,030,274	973,176
UPC Financing Partnership, Term Loan AR, 1st Lien
(LIBOR plus 2.50%)
4.98%	01/15/26	[1]	1,999,367	1,997,928
Virgin Media Bristol LLC, Term Loan K, 1st Lien
(LIBOR plus 2.50%)
4.98%	01/15/26	[1]	2,000,000	1,981,070
Windstream Services LLC, Term Loan B6, 1st Lien
(PRIME plus 5.00%)
10.50%	03/29/21	[1]	1,003,049	1,008,219
Windstream Services LLC, Term Loan B7, 1st Lien
(PRIME plus 4.25%)
9.75%	02/17/24	[1]	250,000	248,595
Ziggo Secured Finance Partnership,
Term Loan E, 1st Lien
(LIBOR plus 2.50%)
4.98%	04/15/25	[1]	945,114	921,878

				35,946,012

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary — 9.56%
AI Aqua Merger Sub, Inc., Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
5.75%	12/13/23	[1]	$498,728	$478,155
AI Aqua Merger Sub, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	12/13/23	[1]	1,481,250	1,420,148
Allied Universal Holdco LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/28/22	[1]	994,872	964,528
Alphabet Holding Co., Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.00%	09/26/24	[1]	492,500	458,027
Arterra Wines Canada, Inc., Term Loan B1,
1st Lien (Canada)
(LIBOR plus 2.75%)
5.36%	12/15/23	[1,2]	2,452,455	2,418,734
Boing US Holdco, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.99%	10/03/24	[1]	987,525	986,908
CityCenter Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/18/24	[1]	2,216,843	2,181,341
Crown Finance US, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.00%	02/28/25	[1]	944,887	924,671
CSC SW Holdco, Inc., Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
6.03%	11/14/22	[1]	1,971,218	1,922,924
Four Seasons Hotels, Ltd., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	11/30/23	[1]	977,500	971,288
Hilton Worldwide Finance LLC,
Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.24%	10/25/23	[1]	539,970	539,338
KFC Holding Co., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.23%	04/03/25	[1]	2,457,774	2,447,526
KUEHG Corp., Term Loan B3, 1st Lien
(LIBOR plus 3.75%)
6.35%	02/21/25	[1]	744,375	737,240

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
NAI Entertainment Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.00%	05/08/25	[1]	$746,250	$736,922
National Cinemedia LLC, Term Loan B,
1st Lien
(LIBOR plus 3.00%)
5.50%	06/20/25	[1]	496,250	493,461
Nielsen Finance LLC, Term Loan B4,
1st Lien
(LIBOR plus 2.00%)
4.49%	10/04/23	[1]	1,221,984	1,202,298
Prometric Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 3.00%)
5.50%	01/29/25	[1]	992,481	980,075
Restaurant Technologies, Inc., Term Loan,
1st Lien
(LIBOR plus 3.25%)
5.75%	10/01/25	[1]	498,750	497,817
Reynolds Group Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.75%)
5.25%	02/05/23	[1]	937,083	927,820
SMG U.S. Midco 2, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.50%	01/23/25	[1]	495,000	489,842
Stars Group Holdings BV, Term Loan B,
1st Lien
(LIBOR plus 3.50%)
6.10%	07/10/25	[1]	1,931,473	1,931,251
Sunshine Investments BV, Term Loan B3,
1st Lien
(LIBOR plus 3.25%)
5.93%	03/28/25	[1]	1,980,000	1,962,675
Wyndham Hotels & Resorts, Inc.
Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	05/30/25	[1]	497,500	491,903

				26,164,892

Consumer Products — 1.07%
Hoffmaster Group, Inc., Term Loan B1,
1st Lien
(LIBOR plus 4.00%)
6.50%	11/21/23	[1]	477,526	476,931
JBS USA LUX SA, Term Loan B, 1st Lien
(Luxembourg)
(LIBOR plus 2.50%)
4.98%	04/18/19	[1]	1,277,233	1,270,451
5.00%	04/30/19	[1,2]	215,153	214,010

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Products (continued)
Shearer’s Foods LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.75%	06/30/21	[1]	$984,098	$972,101

				2,933,493

Electric — 0.93%
Calpine Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	12/31/19	[1]	245,000	244,964
Calpine Corp., Term Loan B9
(LIBOR plus 2.75%)
5.34%	03/20/26	[1]	1,000,000	991,530
Chief Power Finance LLC, Term Loan B,
1st Lien
(LIBOR plus 4.75%)
7.25%	12/31/20	[1,3,4]	914,765	864,124
EIF Channelview Cogeneration LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.25%)
6.75%	05/03/25	[1]	454,259	456,460

				2,557,078

Energy — 2.96%
Centurion Pipeline Co. LLC, Term Loan B,
1st Lien
(LIBOR plus 3.25%)
5.85%	09/29/25	[1]	997,500	997,086
Contura Energy, Inc. Term Loan, 1st Lien
(LIBOR plus 5.00%)
7.49%	11/10/25	[1]	493,750	489,430
EG Dutch Finco BV, Term Loan B, 1st Lien
(United Kingdom)
(LIBOR plus 4.00%)
6.60%	02/07/25	[1,2]	497,487	487,040
EG Group LLC, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.60%	02/07/25	[1]	1,237,504	1,211,516
EMG Utica LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	03/27/20	[1,3,4]	557,589	557,589
Energizer Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.25%)
4.73%	12/17/25	[1]	1,000,000	990,000
Glass Mountain Pipeline Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.00%	12/23/24	[1]	495,000	483,452

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 50

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy (continued)
Seadrill Operating LP, Term Loan B, 1st Lien
(United Kingdom)
(LIBOR plus 6.00%)
8.60%	02/21/21	[1,2]	$494,672	$413,051
Traverse Midstream Partners LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.50%	09/27/24	[1]	995,000	995,935
Vistra Operations Co., LLC, Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.48%	04/17/19	[1]	1,096,176	1,081,652
4.50%	12/31/25	[1]	390,696	385,519

				8,092,270

Entertainment — 0.36%
Hornblower Sub LLC, Term Loan, 1st Lien
(LIBOR plus 4.50%)
7.10%	04/27/25	[1]	1,000,000	997,500

Finance — 6.45%
ADMI Corp., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	04/30/25	[1]	992,500	984,644
Aruba Investments, Inc., Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
5.74%	02/02/22	[1]	401,043	396,532
Auris Lux Co., Term Loan B, 1st Lien
(Luxembourg)
(LIBOR plus 3.75%)
6.25%	02/27/26	[1,2]	1,250,000	1,251,563
Avolon TLB Borrower 1 (US) LLC,
Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.49%	01/15/25	[1]	1,603,688	1,593,015
Camelot US Acquisition I Co., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	10/03/23	[1,3,4]	924,706	921,141
CBAC Borrower LLC, Term Loan B,
1st Lien
(LIBOR plus 4.00%)
6.50%	07/08/24	[1]	781,766	779,030
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.35%	10/06/23	[1]	1,500,000	1,499,813
DTZ US Borrower LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/21/25	[1]	646,750	642,708

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Engineered Machinery Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.85%	07/19/24	[1]	$987,500	$956,641
Forest City Enterprises, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.48%	12/08/25	[1]	997,500	1,003,111
Helix Gen Funding LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	06/02/24	[1]	528,060	509,211
NMN Holdings III Corp. Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.32%	11/13/25	[1,5]	1,234,641	1,225,381
Plaskolite PPC Intermediate II LLC,
Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.73%	12/15/25	[1]	1,995,000	1,997,494
RPI Finance Trust, Term Loan B6, 1st Lien
(LIBOR plus 2.00%)
4.50%	03/27/23	[1]	975,109	970,843
Telenet Financing USD LLC, Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.73%	08/15/26	[1]	1,500,000	1,471,118
UFC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/18/23	[1]	1,462,500	1,455,202

				17,657,447

Food — 3.52%
8th Avenue Food & Provisions, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.24%	10/01/25	[1]	249,375	249,811
Albertson’s LLC, Term Loan B7, 1st Lien
(LIBOR plus 3.00%)
5.50%	11/17/25	[1]	299,250	295,913
American Seafoods Group LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.24%	04/23/19	[1]	19,345	19,224
5.25%	04/29/19	[1]	1,262,248	1,254,359
Chobani LLC, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.00%	10/10/23	[1]	977,545	939,665
Flora Food Group, Term Loan B2
(LIBOR plus 3.00%)
5.60%	07/02/25	[1]	992,500	965,206

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Food (continued)
H-Food Holdings LLC, Term Loan B2, 1st Lien
(LIBOR plus 4.00%)
6.50%	05/23/25	[1]	$997,500	$985,031
H-Food Holdings LLC, Term Loan, 1st Lien
(LIBOR plus 3.69%)
6.19%	05/23/25	[1]	992,500	968,184
Hostess Brands LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/30/19	[1]	599,272	584,140
4.99%	04/30/19	[1]	870,952	848,961
Northeast Foods LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/20/25	[1]	1,290,250	1,272,509
Utz Quality Foods LLC, Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.00%	11/21/24	[1]	1,234,375	1,234,375

				9,617,378

Gaming — 6.51%
Affinity Gaming LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	07/01/23	[1]	467,637	449,633
Caesars Resort Collection LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	12/22/24	[1]	1,481,250	1,464,053
CEOC LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	10/06/24	[1]	988,737	968,221
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	12/27/24	[1]	1,545,438	1,543,506
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.60%	12/01/23	[1]	992,500	991,106
Golden Entertainment, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	10/21/24	[1]	1,481,250	1,470,141
Golden Entertainment, Inc., Term Loan B, 2nd Lien
(LIBOR plus 7.00%)
9.50%	10/20/25	[1]	500,000	491,875
Golden Nugget, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.23%	04/15/19	[1]	622,380	617,080
5.25%	04/30/19	[1]	780,119	773,477

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
Greektown Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	04/25/24	[1]	$1,403,853	$1,403,558
GVC Holdings PLC, Term Loan B2, 1st Lien
(LIBOR plus 2.50%)
5.00%	03/29/24	[1]	1,485,000	1,476,335
Las Vegas Sands LLC, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/27/25	[1]	929,575	914,563
Penn National Gaming, Inc., Term Loan B1, 1st Lien
(LIBOR plus 2.25%)
4.75%	10/15/25	[1]	1,401,488	1,389,224
Station Casinos LLC, Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.00%	06/08/23	[1]	1,420,270	1,408,382
Wynn Resorts, Ltd., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	10/30/24	[1]	2,500,000	2,454,300

				17,815,454

Health Care — 9.29%
Acadia Healthcare Co., Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.50%)
5.00%	02/11/22	[1]	934,854	929,011
Acadia Healthcare Co., Inc., Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
5.00%	02/16/23	[1]	283,347	281,576
Albany Molecular Research, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/30/24	[1]	733,136	722,139
Argon Medical Devices Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	01/23/25	[1]	990,000	986,911
Aveanna Healthcare LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.88%	03/13/24	[1]	1,372,739	1,321,261
Bausch Health Cos., Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.23%	11/27/25	[1]	237,500	235,070
(LIBOR plus 3.00%)
5.48%	06/02/25	[1]	2,031,576	2,020,880

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 52

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Carestream Dental Equipment, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	09/01/24	[1]	$985,000	$945,600
CCS-CMGC Holdings, Inc., Term Loan,
1st Lien
(LIBOR plus 5.50%)
8.00%	10/01/25	[1]	498,750	478,800
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/01/24	[1]	497,409	491,582
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
6.75%	04/29/24	[1,2]	485,682	478,093
Gentiva Health Services, Inc., Term Loan,
2nd Lien
(LIBOR plus 7.00%)
9.50%	07/02/26	[1]	250,000	256,250
Gentiva Health Services, Inc., Term Loan,
1st Lien
(LIBOR plus 3.75%)
6.25%	07/02/25	[1]	1,458,733	1,464,203
Inovalon Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 3.50%)
6.00%	04/02/25	[1]	995,000	993,448
Lantheus Medical Imaging, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	06/30/22	[1]	980,000	980,412
Medical Solutions Holdings, Inc.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	06/14/24	[1]	985,050	986,281
MPH Acquisition Holdings LLC, Term Loan B,
1st Lien
(LIBOR plus 2.75%)
5.35%	06/07/23	[1]	1,653,676	1,604,463
National Mentor Holdings, Inc., Term Loan C,
1st Lien
(LIBOR plus 4.25%)
6.75%	03/09/26	[1]	29,240	29,377
National Mentor Holdings, Inc., Term Loan,
1st Lien
(LIBOR plus 4.25%)
6.75%	03/09/26	[1]	470,760	472,968
Navicure, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	11/01/24	[1]	1,086,250	1,071,314

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
NMSC Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 5.00%)
7.50%	04/19/23	[1]	$1,177,338	$1,180,282
Pearl Intermediate Parent LLC,
Delayed-Draw Term Loan, 1st Lien
(LIBOR plus 2.75%)
5.24%	04/25/19	[1,6]	344,658	327,855
Pearl Intermediate Parent LLC, Term Loan, 1st Lien
(LIBOR plus 2.75%)
5.24%	02/14/25	[1]	1,530,000	1,455,412
Premise Health Holding Corp., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	07/10/25	[1,7]	694,882	692,280
Prospect Medical Holdings, Inc., Term Loan B1, 1st Lien
(LIBOR plus 5.50%)
8.00%	02/22/24	[1]	980,069	895,945
Surgery Center Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	09/02/24	[1]	1,233,706	1,213,917
TecoStar Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.99%	05/01/24	[1]	703,094	700,239
Viant Medical Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	07/02/25	[1]	995,000	996,557
Wink Holdco, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.50%	12/02/24	[1]	985,597	957,261
Wink Holdco, Inc., Term Loan, 2nd Lien
(LIBOR plus 6.75%)
9.25%	12/01/25	[1]	250,000	245,000

				25,414,387

Industrials — 10.18%
Agro Merchants North America Holdings,
Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	12/06/24	[1]	1,526,224	1,511,923
American Traffic Solutions Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	02/28/25	[1]	1,489,975	1,493,700
Berry Global, Inc., Term Loan Q, 1st Lien
(LIBOR plus 2.00%)
4.61%	10/03/22	[1]	469,600	467,278

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Berry Global, Inc., Term Loan R, 1st Lien
(LIBOR plus 2.00%)
4.49%	01/19/24	[1]	$490,000	$487,185
CHG PPC Parent LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/30/25	[1]	992,500	977,613
Clean Harbors, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/28/24	[1]	1,827,549	1,825,265
CPI Holdco LLC, Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.24%	03/21/24	[1]	1,960,007	1,940,407
CRCI Longhorn Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.00%	08/08/25	[1]	1,990,000	1,960,150
IBC Capital Limited, Term Loan B1, 1st Lien
(LIBOR plus 3.75%)
6.36%	09/11/23	[1]	1,980,000	1,925,560
Infiltrator Water Technologies LLC,
Term Loan B2, 1st Lien
(LIBOR plus 3.00%)
5.60%	05/27/22	[1]	1,452,382	1,440,589
Jade Germany GMBH, Term Loan, 1st Lien (Germany)
(LIBOR plus 5.50%)
8.15%	05/31/23	[1,2]	982,500	953,025
Pelican Products, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.98%	05/01/25	[1]	496,250	490,459
Penn Engineering & Manufacturing Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.24%	06/27/24	[1]	736,875	735,033
PGT Innovations, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.00%	04/30/19	[1]	59,236	59,162
6.08%	02/16/22	[1]	59,236	59,162
PLZ Aeroscience Corp., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.99%	08/01/22	[1]	1,193,587	1,189,111
ProAmpac PG Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.99%	11/20/23	[1]	534,496	517,291
6.19%	11/20/23	[1]	323,753	313,331
6.24%	11/20/23	[1]	367,477	355,648
6.27%	11/20/23	[1]	240,523	232,781

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Spectrum Holdings III Corp., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	01/31/25	[1]	$1,445,425	$1,373,154
Technimark LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.38%	08/08/25	[1]	997,500	987,525
Titan Acquisition, Ltd. Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.50%	03/28/25	[1]	496,241	462,868
Transcendia Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.00%	05/30/24	[1]	1,477,547	1,398,129
Transdigm, Inc., Term Loan F, 1st Lien
(LIBOR plus 2.50%)
5.00%	06/09/23	[1]	1,476,455	1,445,081
TricorBraun, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	11/30/23	[1]	1,347,426	1,345,014
6.36%	11/30/23	[1]	119,846	119,632
TruGreen Limited Partnership, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.23%	03/19/26	[1]	1,000,000	1,003,125
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[1,3,4]	136,500	136,074
Zep, Inc., Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.60%	08/12/24	[1]	738,750	655,024

				27,860,299

Information Technology — 7.93%
Ascend Learning LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	07/12/24	[1]	985,000	966,531
Ciena Corp., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.49%	09/26/25	[1]	498,750	498,957
Dell International LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	09/07/23	[1]	1,346,284	1,332,714
DigiCert Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.50%	10/31/24	[1]	1,490,013	1,467,044

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 54

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
EagleView Technology Corp., Term Loan B,
1st Lien
(LIBOR plus 3.50%)
5.98%	08/14/25	[1]	$498,750	$486,695
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.49%	07/08/22	[1]	934,132	932,876
4.49%	04/26/24	[1]	528,184	527,252
GlobalLogic Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 3.25%)
5.75%	08/01/25	[1,8]	435,313	434,224
Imperva, Inc., Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.49%	11/20/25	[1]	1,500,000	1,490,393
IQVIA, Inc., Term Loan B2, 1st Lien
(LIBOR plus 2.00%)
4.60%	01/17/25	[1]	1,979,949	1,976,980
IQVIA, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/11/25	[1]	496,250	491,751
Microchip Technology, Inc., Term Loan,
1st Lien
(LIBOR plus 2.00%)
4.50%	05/29/25	[1]	318,800	315,931
Oberthur Technologies Of America Corp.,
Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.35%	01/10/24	[1]	1,470,000	1,443,224
OpenLink International Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.40%	03/21/25	[1]	709,779	702,980
Perspecta, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	05/30/25	[1]	496,250	495,009
Project Alpha Intermediate Holdings Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.37%	04/26/24	[1]	982,500	960,394
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
5.25%	04/30/19	[1]	287,455	280,448
5.33%	04/30/19	[1]	1,197,545	1,168,355
Sophia LP, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.85%	09/30/22	[1]	1,155,925	1,150,388

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	$1,043,410	$1,036,377
SS&C Technologies, Inc., Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	750,209	745,153
SS&C Technologies, Inc., Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	497,459	493,910
TierPoint LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	05/05/24	[1]	465,948	442,552
VT Topco, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	06/28/19	[1,9]	114,536	113,927
6.35%	08/01/25	[1]	796,000	791,773
Zotec Partners LLC, Term Loan, 1st Lien
(LIBOR plus 5.00%)
7.49%	02/14/24	[1]	975,000	964,031

				21,709,869

Materials — 3.85%
Archroma Finance SARL, Term Loan B2,
1st Lien (Switzerland)
(LIBOR plus 4.00%)
6.60%	08/11/24	[1]	3,750	3,722
6.80%	08/11/24	[1,2]	735,000	729,488
Berry Plastics Group, Inc. Term Loan S, 1st Lien
(LIBOR plus 1.75%)
4.24%	02/08/20	[1]	250,000	249,565
Berry Plastics Group, Inc. Term Loan T, 1st Lien
(LIBOR plus 1.75%)
4.24%	01/06/21	[1]	900,000	897,872
Cyanco Intermediate 2 Corp., Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.00%	03/16/25	[1]	1,489,975	1,475,693
DuBois Chemicals, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	03/15/24	[1]	1,716,880	1,694,346
Flex Acquisition Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.74%	06/29/25	[1]	3,750	3,644
5.88%	06/03/19	[1]	1,488,750	1,446,477

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
Multi-Color Corp., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	10/31/24	[1]	$493,750	$493,212
Schenectady International Group, Inc.,
Term Loan, 1st Lien
(LIBOR plus 4.75%)
7.54%	10/15/25	[1]	598,500	599,248
Starfruit Finco BV, Term Loan B, 1st Lien
(Netherlands)
(LIBOR plus 3.25%)
5.74%	10/01/25	[1,2]	1,000,000	988,130
WR Grace & Co., Term Loan B1, 1st Lien
(LIBOR plus 1.75%)
4.35%	04/03/25	[1]	733,158	723,839
WR Grace & Co., Term Loan B2, 1st Lien
(LIBOR plus 1.75%)
4.35%	04/03/25	[1]	1,256,842	1,240,868

				10,546,104

Real Estate Investment Trust (REIT) — 1.85%
Lightstone Holdco LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	01/30/24	[1]	887,192	860,208
Lightstone Holdco LLC, Term Loan C, 1st Lien
(LIBOR plus 3.75%)
6.25%	01/30/24	[1]	50,039	48,517
MGM Growth Properties Operating
Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/25/23	[1]	2,043,143	2,018,523
VICI Properties 1 LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.49%	12/20/24	[1]	2,159,091	2,124,686

				5,051,934

Retail — 1.33%
BC ULC/New Red Finance, Inc.,
Term Loan B-3, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.75%	02/17/24	[1,2]	2,218,289	2,186,856
IRB Holding Corp., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.74%	02/05/25	[1]	1,489,975	1,455,653

				3,642,509

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 5.51%
Aramark Services, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/11/25	[1]	$1,865,325	$1,853,378
Carlisle Foodservice Products, Inc.
Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.50%	03/20/25	[1]	495,695	482,993
CIBT Global, Inc.
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.35%	06/28/19	[1]	1,093,190	1,068,593
6.43%	08/30/19	[1]	143,032	139,813
Epic Y-Grade Services LP, Term Loan B, 1st Lien
(LIBOR plus 5.50%)
8.00%	06/07/25	[1]	250,000	244,375
GFL Environmental, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.50%	05/30/25	[1]	987,919	957,352
Lakeland Tours LLC, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.61%	12/16/24	[1]	1,491,244	1,485,652
Laureate Education, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.00%	04/26/24	[1]	362,682	363,092
Mister Car Wash Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/20/21	[1]	219,435	218,704
PODS LLC, Term Loan B4, 1st Lien
(LIBOR plus 2.75%)
5.24%	12/06/24	[1]	1,484,930	1,459,723
PowerTeam Services LLC, Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.85%	03/06/25	[1]	1,459,653	1,399,443
PowerTeam Services LLC, Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.85%	03/06/26	[1]	750,000	727,500
Prime Security Services Borrower LLC,
Term Loan B1, 1st Lien
(LIBOR plus 2.75%)
5.25%	05/02/22	[1]	1,119,345	1,109,556
St. George’s University Scholastic Services
LLC, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
6.00%	06/20/25	[1]	2,160,827	2,160,827

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 56

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
TKC Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	02/01/23	[1]	$1,426,115	$1,402,941

				15,073,942

Transportation — 1.54%
American Airlines, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.24%	06/27/25	[1]	1,293,406	1,260,495
Arctic LNG Carriers Ltd., Term Loan B, 1st Lien
(LIBOR plus 4.50%)
7.00%	05/18/23	[1]	491,250	480,197
Commercial Barge Line Co., Term Loan B, 1st Lien
(LIBOR plus 8.75%)
11.25%	11/12/20	[1]	178,947	126,337
International Seaways, Inc., Term Loan, 1st Lien
(LIBOR plus 6.00%)
8.50%	06/22/22	[1]	1,424,890	1,440,920
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
(LIBOR plus 5.00%)
7.60%	09/14/20	[1,2]	902,850	899,089

				4,207,038

Total Bank Loans (Cost $241,197,051)				238,592,062

CORPORATES — 6.03%*
Communications — 0.96%
CSC Holdings LLC
6.50%	02/01/29	[10]	500,000	533,437
6.75%	11/15/21		1,000,000	1,071,250
T-Mobile USA, Inc.
6.00%	03/01/23		1,000,000	1,030,000

				2,634,687

Consumer Discretionary — 0.35%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A.
5.75%	10/15/20		969,108	970,925

Energy — 0.19%
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	09/01/27	[10]	500,000	510,625

Finance — 0.88%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.20%	08/25/36	[1]	$1,800,000	$1,419,572
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		980,000	1,001,081

				2,420,653

Health Care — 1.82%
CHS/Community Health Systems, Inc.
5.13%	08/01/21		250,000	246,237
Cigna Corp.
(LIBOR USD 3-Month plus 0.89%)
3.68%	07/15/23	[1,10]	2,700,000	2,688,417
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
3.32%	03/09/21	[1]	1,000,000	1,002,634
Tenet Healthcare Corp.
6.00%	10/01/20		1,000,000	1,038,750

				4,976,038

Industrials — 0.89%
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[1]	850,000	650,310
Sealed Air Corp.
5.25%	04/01/23	[10]	1,500,000	1,563,750
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)
7.75%	04/15/26	[2,10]	250,000	216,875

				2,430,935

Information Technology — 0.19%
SS&C Technologies, Inc.
5.50%	09/30/27	[10]	500,000	505,938

Real Estate Investment Trust (REIT) — 0.49%
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[1]	1,350,000	1,344,368

Services — 0.09%
Hulk Finance Corp. (Canada)
7.00%	06/01/26	[2,10]	250,000	237,500

Transportation — 0.17%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[10]	454,363	462,269

Total Corporates (Cost $16,474,845)				16,493,938

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2019

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 0.15%*
California — 0.15%
State of California, Build America Bonds
7.95%	03/01/36	$400,000	$419,128

Total Municipal Bonds (Cost $420,035)

Total Bonds – 93.37% (Cost $258,091,931)			255,505,128

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.44%
Money Market Funds — 3.14%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.39%[11]		8,592,000	8,592,000

U.S. Treasury Bills — 7.30%
U.S. Treasury Bills
2.39%[12]	04/11/19	3,000,000	2,998,026
2.41%[12]	04/16/19	12,000,000	11,987,950
U.S. Treasury Bills (WI)
2.39%[12]	05/07/19	5,000,000	4,988,095

			19,974,071

Total Short-Term Investments (Cost $28,566,063)			28,566,071

Total Investments – 103.81% (Cost $286,657,994)			284,071,199

Net unrealized depreciation on unfunded commitments (0.00)%			(7,072)

Liabilities in Excess of Other Assets – (3.81)%			(10,428,129)

Net Assets – 100.00%			$273,635,998

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $2,478,928, which is 0.91% of total net assets.

[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $260,531, at an interest rate of 1.88% and a maturity of November 13, 2025. The investment is accruing an unused commitment fee of 0.25% per annum.

[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $102,577, at an interest rate of 1.00% and a maturity of February 14, 2025. The investment is not accruing an unused commitment fee.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $55,219, at an interest rate of 1.00% and a maturity of July 10, 2025. The investment is accruing an unused commitment fee of 0.25% per annum.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $62,344, at an interest rate of 3.25% and a maturity of August 01, 2025. The investment is accruing an unused commitment fee of 0.50% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $84,482, at an interest rate of 3.75% and a maturity of August 01, 2025. The investment is not accruing an unused commitment fee.

[10]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[11]	Represents the current yield as of March 31, 2019.

[12]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 58

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 87.33%
BANK LOANS — 18.66%*
Communications — 6.10%
CenturyLink, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	01/31/25	[1]	$2,482,406	$2,438,976
Colorado Buyer, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.60%	05/01/24	[1]	913,725	887,076
Colorado Buyer, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.86%	05/01/25	[1]	480,000	439,200
CommScope, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.73%	02/06/26	[1]	2,500,000	2,502,075
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.73%	07/17/25	[1]	5,637,996	5,486,982
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[2]	1,329,300	1,332,956
NEP Group, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.50%	10/19/26	[1]	875,000	866,250
SBA Senior Finance II LLC, Term Loan B,
1st Lien
(LIBOR plus 2.00%)
4.50%	04/11/25	[1]	2,336,448	2,290,654
Sprint Communications, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[1]	4,135,053	4,035,811
(LIBOR plus 3.00%)
5.50%	02/02/24	[1]	1,047,375	1,032,974
Unitymedia Finance LLC, Term Loan E, 1st Lien
(LIBOR plus 2.00%)
4.48%	06/01/23	[1]	3,089,552	3,057,946
Virgin Media Bristol LLC, Term Loan K, 1st Lien
(LIBOR plus 2.50%)
4.98%	01/15/26	[1]	5,000,000	4,952,675

				29,323,575

Consumer Discretionary — 0.62%
Alphabet Holding Co., Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
6.00%	09/26/24	[1]	1,494,090	1,389,512

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
CityCenter Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/18/24	[1]	$1,592,366	$1,566,864

				2,956,376

Energy — 1.23%
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.50%	08/04/23	[1]	1,742,350	1,725,693
Vistra Operations Co., LLC, Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.48%	12/31/25	[1]	4,240,214	4,184,031

				5,909,724

Finance — 0.44%
Auris Lux Co., Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
6.25%	02/27/26	[1,2]	525,000	525,656
UFC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/18/23	[1]	1,621,684	1,613,591

				2,139,247

Food — 0.11%
Northeast Foods LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/20/25	[1]	545,875	538,369

Gaming — 0.20%
Golden Nugget, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.23%	10/04/23	[1]	958,622	950,460

Health Care — 2.12%
Aveanna Healthcare LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.88%	03/13/24	[1]	779,050	749,836
Aveanna Healthcare LLC, Term Loan, 2nd Lien
(LIBOR plus 8.00%)
10.63%	03/16/25	[1]	465,000	445,238
Bausch Health Cos., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.48%	06/02/25	[1]	2,804,551	2,789,785
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	05/20/24	[1]	842,837	840,338

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2019

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/01/24	[1]	$2,889,693	$2,855,840
Gentiva Health Services, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.50%	07/02/26	[1]	550,000	563,750
Gentiva Health Services, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/02/25	[1]	1,094,049	1,098,152
Wink Holdco, Inc., Term Loan, 2nd Lien
(LIBOR plus 6.75%)
9.25%	12/01/25	[1]	850,000	833,000

				10,175,939

Information Technology — 3.86%
Dell International LLC, Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.25%	09/07/21	[1]	1,718,687	1,715,120
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.49%	07/08/22	[1]	1,930,282	1,927,686
4.49%	04/26/24	[1]	6,689,948	6,678,140
IQVIA, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/11/25	[1]	2,353,145	2,331,814
Scientific Games International, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
5.33%	08/14/24	[1]	1,809,380	1,765,276
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	1,701,954	1,690,483
SS&C Technologies, Inc., Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	1,223,701	1,215,453
TierPoint LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	05/05/24	[1]	1,268,245	1,204,567

				18,528,539

Materials — 0.46%
Axalta Coating Systems US Holdings, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.35%	06/01/24	[1]	994,975	975,389

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials (continued)
Berry Plastics Group, Inc. Term Loan S, 1st Lien
(LIBOR plus 1.75%)
4.24%	02/08/20	[1]	$1,250,000	$1,247,825

				2,223,214

Real Estate Investment Trust (REIT) — 1.69%
MGM Growth Properties Operating
Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/25/23	[1]	5,044,141	4,983,359
VICI Properties 1 LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.49%	12/20/24	[1]	3,203,636	3,152,586

				8,135,945

Retail — 1.14%
BC ULC/New Red Finance, Inc.,
Term Loan B-3, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.75%	02/17/24	[1,2]	5,573,241	5,494,268

Services — 0.69%
Mister Car Wash Holdings, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.75%	08/20/21	[1]	1,808,353	1,802,331
PowerTeam Services LLC, Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.85%	03/06/26	[1]	1,565,000	1,518,050

				3,320,381

Total Bank Loans
(Cost $90,332,844)				89,696,037

CORPORATES — 68.67%*
Automotive — 1.36%
Allison Transmission, Inc.
5.88%	06/01/29	[3]	1,120,000	1,135,400
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
6.25%	05/15/26	[3]	5,261,000	5,379,373

				6,514,773

Communications — 19.44%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,3]	1,593,000	1,576,273
Altice France SA (France)
7.38%	05/01/26	[2,3]	3,134,000	3,079,155
AMC Networks, Inc.
4.75%	08/01/25		863,000	860,843

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 60

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Cable One, Inc.
5.75%	06/15/22	[3]	$2,495,000	$2,538,663
Charter Communications Operating
LLC/Charter Communications Operating
Capital
4.91%	07/23/25		5,000,000	5,285,797
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[2,3]	4,108,000	4,231,240
CommScope Finance LLC
6.00%	03/01/26	[3]	2,233,000	2,315,331
CSC Holdings LLC
6.50%	02/01/29	[3]	1,166,000	1,243,976
DISH DBS Corp.
5.88%	11/15/24		489,000	413,205
7.75%	07/01/26		449,000	392,448
DISH Network Corp.
3.38%	08/15/26		1,398,000	1,191,096
EW Scripps Co. (The)
5.13%	05/15/25	[3]	1,967,000	1,900,614
Frontier Communications Corp.
7.13%	01/15/23		4,161,000	2,569,417
8.00%	04/01/27	[3]	918,000	951,277
8.50%	04/01/26	[3]	918,000	856,035
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	4,829,000	4,309,883
8.50%	10/15/24	[2,3]	1,781,000	1,733,136
Intelsat Luxembourg SA (Luxembourg)
8.13%	06/01/23	[2]	2,545,000	1,781,500
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[2]	1,100,000	1,395,134
Level 3 Financing, Inc.
5.38%	05/01/25		4,626,000	4,696,778
6.13%	01/15/21		1,850,000	1,868,870
Midcontinent Communications/Midcontinent Finance Corp.
6.88%	08/15/23	[3]	1,255,000	1,310,258
Qwest Corp.
6.75%	12/01/21		4,830,000	5,149,987
6.88%	09/15/33		1,528,000	1,528,000
Radiate Holdco LLC/Radiate Finance, Inc.
6.88%	02/15/23	[3]	879,000	874,605
Sinclair Television Group, Inc.
5.38%	04/01/21		3,350,000	3,358,375
Sirius XM Radio, Inc.
3.88%	08/01/22	[3]	2,999,000	2,995,251
Sprint Capital Corp.
8.75%	03/15/32		7,642,000	8,052,757

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	$2,510,000	$2,506,361
5.15%	03/20/28	[3]	4,154,000	4,237,080
TEGNA, Inc.
5.13%	10/15/19		2,980,000	2,991,175
T-Mobile USA, Inc.
4.75%	02/01/28		2,286,000	2,271,713
6.00%	03/01/23		6,000,000	6,180,000
6.50%	01/15/24		5,025,000	5,219,719
Univision Communications, Inc.
5.13%	02/15/25	[3]	1,123,000	1,048,657
Windstream Services LLC/Windstream Finance Corp.[4]
9.00%	06/30/25	[3,5]	726,000	497,310

				93,411,919

Consumer Discretionary — 4.08%
Bacardi Ltd. (Bermuda)
5.30%	05/15/48	[2,3]	1,475,000	1,416,068
Central Garden & Pet Co.
5.13%	02/01/28		3,155,000	2,942,037
High Ridge Brands Co.
8.88%	03/15/25	[3,6,7]	400,000	162,000
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC
5.25%	06/01/26	[3]	2,280,000	2,307,132
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg S.A.
5.75%	10/15/20		5,427,003	5,437,179
(LIBOR USD 3-Month plus 3.50%)
6.29%	07/15/21	[1,3]	5,190,000	5,222,437
Spectrum Brands, Inc.
6.13%	12/15/24		2,025,000	2,057,906
6.63%	11/15/22		77,000	78,963

				19,623,722

Electric — 0.88%
Energizer Holdings, Inc.
7.75%	01/15/27	[3]	3,758,000	4,011,665
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[6,7]	204,033	214,362

				4,226,027

Energy — 11.66%
Antero Resources Corp.
5.00%	03/01/25		3,083,000	3,044,463
Centennial Resource Production LLC
6.88%	04/01/27	[3]	4,000,000	4,049,200

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2019

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[3]	$570,000	$548,625
Endeavor Energy Resources LP/EER
Finance, Inc.
5.75%	01/30/28	[3]	839,000	883,047
Energy Transfer Operating LP
5.50%	06/01/27		2,889,000	3,135,089
5.88%	01/15/24		3,055,000	3,350,174
Ensco PLC (United Kingdom)
7.75%	02/01/26	[2]	1,398,000	1,186,553
EQT Corp.
3.90%	10/01/27		2,280,000	2,134,725
Matador Resources Co.
5.88%	09/15/26		766,000	767,915
NGPL Pipe Co. LLC
4.38%	08/15/22	[3]	2,765,000	2,813,387
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[3]	1,212,000	1,199,880
Range Resources Corp.
4.88%	05/15/25		1,610,000	1,501,325
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	4,553,000	4,672,516
6.88%	04/15/40	[3]	2,578,000	2,779,780
Sabine Pass Liquefaction LLC
5.63%	03/01/25		1,615,000	1,779,528
Seven Generations Energy Ltd. (Canada)
5.38%	09/30/25	[2,3]	986,000	965,047
SunCoke Energy Partners LP/SunCoke
Energy Partners Finance Corp.
7.50%	06/15/25	[3]	740,000	753,875
Sunoco LP/Sunoco Finance Corp.
6.00%	04/15/27	[3]	945,000	952,088
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29	[3]	3,370,000	3,669,088
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		2,170,000	2,050,650
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	1,518,615	1,545,191
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[2,3]	2,490,000	2,595,825
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	1,522,400	1,569,975
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		1,996,000	2,058,375
6.88%	09/01/27	[3]	1,587,000	1,620,724
Williams Cos., Inc. (The)
3.70%	01/15/23		1,695,000	1,726,506
4.55%	06/24/24		1,650,000	1,745,467

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
WPX Energy, Inc.
5.25%	09/15/24		$814,000	$826,210
5.75%	06/01/26		102,000	103,913

				56,029,141

Finance — 1.87%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.50%	01/15/25	[2]	450,000	434,251
4.88%	01/16/24	[2]	2,500,000	2,604,687
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,014,741
Trident Merger Sub, Inc.
6.63%	11/01/25	[3]	2,073,000	1,948,620

				9,002,299

Food — 1.85%
B&G Foods, Inc.
4.63%	06/01/21		1,360,000	1,361,700
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	555,000	500,194
Pilgrim’s Pride Corp.
5.88%	09/30/27	[3]	2,068,000	2,088,680
Post Holdings, Inc.
5.63%	01/15/28	[3]	1,208,000	1,203,470
Sigma Holdco BV (Netherlands)
7.88%	05/15/26	[2,3]	1,912,000	1,773,380
Smithfield Foods, Inc.
5.20%	04/01/29	[3]	1,950,000	1,961,392

				8,888,816

Gaming — 2.75%
Boyd Gaming Corp.
6.00%	08/15/26		1,839,000	1,891,871
Caesars Resort Collection LLC/CRC Finco, Inc.
5.25%	10/15/25	[3]	2,585,000	2,497,756
Churchill Downs, Inc.
4.75%	01/15/28	[3]	1,245,000	1,190,531
5.50%	04/01/27	[3]	3,662,000	3,713,451
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[3]	1,940,000	1,944,850
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25%	05/15/27	[3]	1,119,000	1,061,651
5.50%	03/01/25	[3]	910,000	900,900

				13,201,010

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 62

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 8.73%
Acadia Healthcare Co., Inc.
6.50%	03/01/24		$1,702,000	$1,753,060
Bausch Health Cos., Inc. (Canada)
5.75%	08/15/27	[2,3]	2,060,000	2,117,268
6.50%	03/15/22	[2,3]	865,000	896,356
Centene Corp.
5.63%	02/15/21		2,514,000	2,554,853
6.13%	02/15/24		1,624,000	1,707,717
CHS/Community Health Systems, Inc.
5.13%	08/01/21		1,386,000	1,365,141
6.25%	03/31/23		882,000	833,181
6.88%	02/01/22		1,021,000	675,136
8.00%	03/15/26	[3]	1,750,000	1,684,375
Elanco Animal Health, Inc.
3.91%	08/27/21	[3]	2,147,000	2,183,685
4.90%	08/28/28	[3]	1,740,000	1,848,883
Endo DAC/Endo Finance LLC/Endo Finco,
Inc. (Ireland)
6.00%	02/01/25	[2,3]	1,315,000	956,071
HCA, Inc.
5.88%	02/01/29		2,005,000	2,162,793
6.50%	02/15/20		5,234,000	5,388,403
Molina Healthcare, Inc.
4.88%	06/15/25	[3]	2,769,000	2,748,233
MPH Acquisition Holdings LLC
7.13%	06/01/24	[3]	548,000	548,000
Tenet Healthcare Corp.
4.75%	06/01/20		7,654,000	7,749,675
6.00%	10/01/20		4,618,000	4,796,948

				41,969,778

Industrials — 5.16%
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
6.00%	02/15/25	[2,3]	1,624,000	1,628,060
Ball Corp.
4.38%	12/15/20		1,000,000	1,020,000
Berry Global, Inc.
4.50%	02/15/26	[3]	3,074,000	2,928,600
Bombardier, Inc. (Canada)
7.88%	04/15/27	[2,3]	1,546,000	1,596,709
Clean Harbors, Inc.
5.13%	06/01/21		3,723,000	3,741,615
Covanta Holding Corp.
5.88%	07/01/25		530,000	541,263
6.00%	01/01/27		475,000	477,375
Crown Americas LLC/Crown Americas
Capital Corp. V
4.25%	09/30/26		1,803,000	1,748,910

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
General Electric Co. (GMTN)
6.00%	08/07/19		$2,075,000	$2,097,040
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[1]	1,300,000	994,591
Graphic Packaging International LLC
4.88%	11/15/22		2,109,000	2,156,453
Sealed Air Corp.
5.25%	04/01/23	[3]	1,237,000	1,289,573
5.50%	09/15/25	[3]	1,115,000	1,176,548
Silgan Holdings, Inc.
4.75%	03/15/25		1,539,000	1,517,839
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)
7.75%	04/15/26	[2,3]	2,195,000	1,904,163

				24,818,739

Information Technology — 1.67%
CDK Global, Inc.
3.80%	10/15/19		2,823,000	2,830,057
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	2,500,000	2,529,687
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[3]	2,678,000	2,678,803

				8,038,547

Materials — 0.48%
Valvoline, Inc.
4.38%	08/15/25		2,388,000	2,292,480

Real Estate Investment Trust (REIT) — 0.69%
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		1,890,000	1,990,680
5.75%	06/01/28		1,215,000	1,309,102

				3,299,782

Retail — 1.35%
Cumberland Farms, Inc.
6.75%	05/01/25	[3]	540,000	563,625
IRB Holding Corp.
6.75%	02/15/26	[3]	1,303,000	1,228,077
Nathan’s Famous, Inc.
6.63%	11/01/25	[3]	696,000	677,730
Rite Aid Corp.
6.13%	04/01/23	[3]	4,858,000	4,026,067

				6,495,499

Services — 2.66%
GFL Environmental, Inc. (Canada)
5.38%	03/01/23	[2,3]	1,234,000	1,172,300

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2019

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[2,3]	$2,877,000	$ 2,881,315
4.75%	02/15/25	[2,3]	455,000	474,788
Matthews International Corp.
5.25%	12/01/25	[3]	2,158,000	2,085,167
Service Corp. International/U.S.
4.50%	11/15/20		2,480,000	2,476,900
4.63%	12/15/27		1,174,000	1,171,065
Waste Pro USA, Inc.
5.50%	02/15/26	[3]	2,610,000	2,525,175

				12,786,710

Transportation — 4.04%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.63%	01/15/21	[3]	3,061,272	3,114,000
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[2,3]	2,102,000	2,144,040
5.25%	05/15/24	[2,3]	2,234,000	2,306,605
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		1,077,281	1,113,640
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		6,658,162	7,091,268
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		1,289,517	1,382,928
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		2,096,078	2,266,969

				19,419,450

Total Corporates
(Cost $327,923,092)				330,018,692

Total Bonds – 87.33%
(Cost $418,255,936)				419,714,729

Issues	Shares	Value
COMMON STOCK — 0.91%
Electric — 0.89%
Homer City Holdings
LLC[3,4,6,7,8]	502,908	4,274,718

Energy — 0.02%
Sabine Oil & Gas
Holdings, Inc.[3,4,6,7]	3,587	104,023

Total Common Stock
(Cost $30,886,763)		4,378,741

Issues	Shares	Value
WARRANT — 0.01%
Energy — 0.01%
Sabine Oil & Gas Holdings,
Inc. Warrant Tranche 1[3,4,6,7]	11,172	$47,481
Sabine Oil & Gas Holdings,
Inc. Warrant Tranche 2[4,6,7]	2,347	8,215

		55,696

Total Warrant
(Cost $2,595,507)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 12.92%
Money Market Funds — 2.49%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[9]		11,952,000	11,952,000

U.S. Agency Discount Notes — 1.87%
Federal Home Loan Bank
2.44%[10]	04/26/19	$9,000,000	8,984,938

U.S. Treasury Bills — 8.56%
U.S. Treasury Bills
2.29%[10]	04/23/19	19,800,000	19,771,150
2.36%[10]	04/09/19	5,000,000	4,997,364
2.41%[10,11]	06/20/19	870,000	865,441
2.42%[10]	07/18/19	3,200,000	3,177,380
U.S. Treasury Bills (WI)
2.39%[10]	05/07/19	1,500,000	1,496,429
2.41%[10]	07/11/19	10,900,000	10,827,708

			41,135,472

Total Short-Term Investments (Cost $62,072,304)			62,072,410

Total Investments – 101.17% (Cost $513,810,510)			486,221,576

Liabilities in Excess of Other
Assets – (1.17)%			(5,641,459)

Net Assets – 100.00%			$480,580,117

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 64

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2019

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Non-income producing security.

[5]	Security is currently in default with regard to scheduled interest or principal payments.

[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $4,810,799, which is 1.00% of total net assets.

[8]	Affiliated investment.

[9]	Represents the current yield as of March 31, 2019.

[10]	Represents annualized yield at date of purchase.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $865,389.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	1,198	06/28/19	$138,762,094	$1,028,161	$1,028,161
U.S. Treasury Two Year Note	188	06/28/19	40,061,625	154,163	154,163

			178,823,719	1,182,324	1,182,324

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	196	06/19/19	(26,025,125)	(517,478)	(517,478)
U.S. Treasury Ultra Bond	39	06/19/19	(6,552,000)	(229,516)	(229,516)

			(32,577,125)	(746,994)	(746,994)

TOTAL FUTURES CONTRACTS			$146,246,594	$435,330	$435,330

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.08%
ASSET-BACKED SECURITIES — 5.98%**
Academic Loan Funding Trust,
Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.59%	12/27/44	[1,2]	$815,143	$820,016
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	01/20/28	[1,2,3]	1,315,000	1,305,519
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.84%	07/20/28	[1,2,3]	50,000	50,003
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.04%	01/25/35	[1,2]	443,496	439,851
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.85%	02/25/35	[1]	650,000	659,216
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.45%	02/25/30	[1]	35,028	35,134
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.77%	10/27/36	[1]	1,030,000	1,031,058
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
2.69%	03/25/42	[1,2]	284,914	275,188
Dryden 71 CLO Ltd.,
Series 2018-71A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.84%	01/15/29	[1,2,3]	1,715,000	1,714,410
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.69%	04/15/29	[1,2,3]	1,785,000	1,769,422
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
3.42%	04/25/35	[1]	339,690	338,188
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
3.14%	08/27/46	[1,2]	807,953	770,898

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	$893,333	$883,213
Higher Education Funding I, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
3.70%	05/25/34	[1,2]	1,190,952	1,200,054
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[2]	470,751	489,186
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[2]	870,844	886,669
LCM XIX LP, Series 19A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
0.00%	07/15/27	[1,2,3]	50,000	50,008
LCM XX LP, Series 20A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.80%	10/20/27	[1,2,3]	1,700,000	1,697,847
Magnetite IX Ltd., Series 2014-9A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.77%	07/25/26	[1,2,3]	40,919	40,924
Magnetite XI Ltd., Series 2014-11A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.90%	01/18/27	[1,2,3]	2,400,000	2,401,165
Magnetite XVIII Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.76%	11/15/28	[1,2,3]	50,000	49,876
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.00%	06/25/31	[1]	2,335,362	2,319,536
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
3.13%	03/25/83	[1]	76,058	75,411
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
3.11%	03/25/83	[1]	1,987,697	1,967,617
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
3.11%	03/25/83	[1]	1,834,915	1,808,746
Navient Student Loan Trust, Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
3.99%	06/25/65	[1,2]	1,640,000	1,687,808

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 66

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2011-1A, Class A
(LIBOR USD 1-Month plus 0.85%)
3.34%	02/25/48	[1,2]	$1,107,020	$1,116,740
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
3.44%	11/25/48	[1,2]	1,370,000	1,362,808
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.52%	01/29/46	[1]	75,000	74,815
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.97%	08/15/31	[1]	167,599	155,859
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.21%	12/15/32	[1]	376,648	387,056
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
3.24%	07/25/39	[1]	200,946	190,710
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	01/25/41	[1]	94,554	92,476
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
2.93%	01/25/41	[1]	1,025,000	995,805
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	01/25/83	[1]	185,000	178,390
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	04/26/83	[1]	185,000	177,371
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	04/25/73	[1]	185,000	188,014
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/25/73	[1]	2,235,000	2,271,365
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
3.87%	07/25/23	[1]	2,446,210	2,448,190

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[1]	$185,000	$188,571
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[1]	185,000	188,525
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[1]	185,000	189,481
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[1]	951,327	962,838
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/83	[1]	1,885,000	1,935,315
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
3.54%	01/25/45	[1,2]	3,733,334	3,719,410
SLM Student Loan Trust, Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
3.69%	10/25/34	[1]	500,000	508,777
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
3.14%	05/26/26	[1]	764,058	753,119
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	2,†	550,091	633,377
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	600,000	566,614
TCI-Flatiron CLO Ltd., Series 2016-1,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.73%	07/17/28	[1,2,3]	10,000	10,006
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
3.83%	10/20/28	[1,2,3]	50,000	50,064

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2019-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.81%	04/15/29	[1,2,3]	$350,000	$350,154

Total Asset-Backed Securities (Cost $44,176,089)				44,462,813

BANK LOANS — 0.80%*
Automotive — 0.04%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	03/18/26	[1]	300,000	296,997

Communications — 0.11%
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.73%	01/15/26	[1]	360,000	350,370
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[3]	225,000	225,619
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/14/25	[1]	198,000	197,836
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[1]	54,582	53,272

				827,097

Consumer Discretionary — 0.06%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	02/05/23	[1]	438,775	434,438

Energy — 0.02%
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.50%	08/04/23	[1]	120,117	118,968

Finance — 0.28%
Avolon TLB Borrower 1 (US) LLC,
Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.49%	01/15/25	[1]	107,091	106,378
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.35%	10/06/23	[1]	1,980,136	1,979,888

				2,086,266

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming — 0.01%
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	12/27/24	[1]	$54,585	$54,517

Health Care — 0.07%
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/01/24	[1]	248,705	245,791
Gentiva Health Services, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/02/25	[1]	29,850	29,962
MPH Acquisition Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.35%	06/07/23	[1]	241,103	233,928

				509,681

Industrials — 0.06%
TransDigm, Inc., Term Loan E, 1st Lien
(LIBOR plus 2.50%)
5.00%	05/30/25	[1]	199,496	194,644
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[1,4,5]	291,200	290,291

				484,935

Information Technology — 0.08%
Dell International LLC, Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.25%	09/07/21	[1]	408,188	407,341
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	109,351	108,614
SS&C Technologies, Inc., Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	78,623	78,093

				594,048

Materials — 0.03%
Berry Plastics Group, Inc. Term Loan S, 1st Lien
(LIBOR plus 1.75%)
4.24%	02/08/20	[1]	250,000	249,565

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 68

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) — 0.04%
MGM Growth Properties Operating
Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/25/23	[1]	$299,229	$295,623

Total Bank Loans (Cost $5,949,315)				5,952,135

CORPORATES — 30.15%*
Automotive — 0.12%
General Motors Co.
4.88%	10/02/23		845,000	879,255

Banking — 3.01%
Bank of America Corp.
3.00%	12/20/23	[6]	916,000	912,782
3.71%	04/24/28	[6]	605,000	606,084
Bank of America Corp. (GMTN)
3.59%	07/21/28	[6]	440,000	439,173
Bank of America Corp. (MTN)
3.09%	10/01/25	[6]	1,795,000	1,781,594
3.97%	03/05/29	[6]	40,000	40,808
4.13%	01/22/24		955,000	1,001,247
4.27%	07/23/29	[6]	920,000	958,146
Bank of New York Mellon Corp. (The) (MTN)
2.50%	04/15/21		1,076,000	1,072,703
2.60%	02/07/22		665,000	665,459
3.25%	09/11/24		365,000	370,444
JPMorgan Chase & Co.
3.22%	03/01/25	[6]	1,960,000	1,961,768
3.51%	06/18/22	[6]	40,000	40,571
3.51%	01/23/29	[6]	50,000	49,702
3.96%	01/29/27	[6]	50,000	51,676
4.02%	12/05/24	[6]	1,820,000	1,889,648
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,6]	1,465,000	1,429,087
3.90%	03/12/24	[3]	355,000	359,941
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[3]	1,065,000	1,062,541
4.80%	11/15/24	[3,6]	50,000	51,505
Santander UK PLC (United Kingdom)
3.40%	06/01/21	[3]	1,650,000	1,663,216
U.S. Bancorp, Series V (MTN)
2.63%	01/24/22		95,000	95,147
Wells Fargo & Co.
3.00%	04/22/26		640,000	622,920
3.00%	10/23/26		1,810,000	1,766,605
Wells Fargo & Co. (MTN)
2.63%	07/22/22		355,000	352,605

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.30%	09/09/24		$3,040,000	$3,067,958
3.75%	01/24/24		50,000	51,483

				22,364,813

Commercial Services — 0.10%
RELX Capital, Inc.
4.00%	03/18/29		740,000	756,561

Communications — 2.79%
AT&T, Inc.
3.40%	05/15/25		1,980,000	1,967,012
4.10%	02/15/28		50,000	50,599
(LIBOR USD 3-Month plus 1.18%)
3.78%	06/12/24	[1]	1,200,000	1,191,789
CBS Corp.
2.50%	02/15/23		40,000	38,974
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.13%	05/01/27	[2]	226,000	227,705
Charter Communications Operating
LLC/Charter Communications Operating
Capital
3.75%	02/15/28		450,000	434,181
4.91%	07/23/25		1,500,000	1,585,739
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[2,3]	142,000	146,260
Comcast Corp.
2.75%	03/01/23		45,000	44,950
3.95%	10/15/25		1,700,000	1,779,494
CommScope Finance LLC
6.00%	03/01/26	[2]	432,000	447,928
CSC Holdings LLC
5.50%	05/15/26	[2]	350,000	360,605
6.50%	02/01/29	[2]	200,000	213,375
Fox Corp.
4.71%	01/25/29	[2]	40,000	42,926
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	344,000	307,020
8.50%	10/15/24	[2,3]	235,000	228,684
9.75%	07/15/25	[2,3]	350,000	357,105
SES SA (Luxembourg)
3.60%	04/04/23	[2,3]	1,500,000	1,491,696
Sirius XM Radio, Inc.
3.88%	08/01/22	[2]	219,000	218,726
Sprint Capital Corp.
8.75%	03/15/32		292,000	307,695
Sprint Corp.
7.13%	06/15/24		47,000	47,823
7.63%	03/01/26		192,000	195,072

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	$1,679,375	$1,676,940
4.74%	03/20/25	[2]	780,000	790,725
5.15%	03/20/28	[2]	785,000	800,700
Time Warner Cable LLC
4.00%	09/01/21		50,000	50,838
T-Mobile USA, Inc.
4.50%	02/01/26		172,000	171,785
6.50%	01/15/24		367,000	381,221
Verizon Communications, Inc.
4.33%	09/21/28		468,000	495,162
Viacom, Inc.
4.25%	09/01/23		1,000,000	1,039,558
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[3]	500,000	504,138
4.38%	05/30/28	[3]	780,000	793,554
Warner Media LLC
3.55%	06/01/24		800,000	807,569
3.88%	01/15/26		1,530,000	1,536,635

				20,734,183

Consumer Discretionary — 0.80%
Anheuser-Busch InBev Worldwide, Inc.
4.75%	01/23/29		730,000	778,430
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	740,000	740,572
BAT Capital Corp.
2.76%	08/15/22		755,000	742,931
3.56%	08/15/27		820,000	776,429
Central Garden & Pet Co.
5.13%	02/01/28		278,000	259,235
First Quality Finance Co., Inc.
5.00%	07/01/25	[2]	171,000	166,730
Reckitt Benckiser Treasury Services PLC
(United Kingdom)
2.75%	06/26/24	[2,3]	1,595,000	1,568,357
Reynolds American, Inc.
4.45%	06/12/25		365,000	375,527
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg S.A.
5.75%	10/15/20		339,188	339,824
Spectrum Brands, Inc.
5.75%	07/15/25		225,000	227,531

				5,975,566

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products — 0.10%
Newell Brands, Inc.
3.85%	04/01/23		$750,000	$741,257

Electric — 2.12%
AEP Texas, Inc.
3.85%	10/01/25	[2]	1,150,000	1,176,261
Duke Energy Corp.
2.65%	09/01/26		30,000	28,606
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	395,000	419,694
6.40%	09/15/20	[2]	1,843,000	1,924,833
Entergy Corp.
4.00%	07/15/22		955,000	977,704
Entergy Mississippi LLC
3.10%	07/01/23		1,435,000	1,439,525
Kansas City Power & Light Co.
3.65%	08/15/25		640,000	659,828
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		1,995,000	2,216,318
Metropolitan Edison Co.
4.00%	04/15/25	[2]	770,000	793,127
MidAmerican Energy Co.
3.10%	05/01/27		45,000	45,281
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[1]	1,635,000	1,631,916
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,423,910
Southwestern Electric Power Co.
3.55%	02/15/22		955,000	967,074
Texas-New Mexico Power Co.
9.50%	04/01/19	[2]	1,405,000	1,404,890
Tucson Electric Power Co.
3.85%	03/15/23		595,000	605,930
Virginia Electric & Power Co., Series C
2.75%	03/15/23		50,000	49,852

				15,764,749

Energy — 2.69%
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[2]	2,555,000	2,549,974
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[3]	8,000	8,028
Centennial Resource Production LLC
6.88%	04/01/27	[2]	194,000	196,386
Concho Resources, Inc.
3.75%	10/01/27		30,000	29,784
Energy Transfer Operating LP
4.05%	03/15/25		2,000,000	2,032,103
5.50%	06/01/27		71,000	77,048
5.88%	01/15/24		1,000,000	1,096,620

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 70

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Partners LP/Regency
Energy Finance Corp.
5.00%	10/01/22		$235,000	$248,160
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,170,000	1,176,004
Kinder Morgan, Inc.
4.30%	03/01/28		1,500,000	1,551,971
Matador Resources Co.
5.88%	09/15/26		225,000	225,563
NiSource, Inc.
2.65%	11/17/22		970,000	956,393
Panhandle Eastern Pipe Line Co. LP
8.13%	06/01/19		100,000	100,731
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[3]	1,200,000	1,184,964
5.35%	02/12/28	[3]	365,000	339,633
6.50%	01/23/29	[3]	735,000	729,671
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		780,000	815,708
Ruby Pipeline LLC
6.00%	04/01/22	[2]	819,886	810,990
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,081,000	1,191,366
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[3]	40,000	40,774
Spectra Energy Partners LP
4.75%	03/15/24		1,500,000	1,593,703
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29	[2]	313,000	340,779
TC PipeLines LP
4.65%	06/15/21		2,030,000	2,081,187
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	09/01/27	[2]	181,000	184,846
Williams Cos., Inc. (The)
3.35%	08/15/22		480,000	483,414

				20,045,800

Finance — 4.55%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
4.45%	12/16/21	[3]	750,000	769,608
Air Lease Corp.
2.13%	01/15/20		1,170,000	1,163,919
4.75%	03/01/20		35,000	35,561
Citibank N.A. (BKNT)
2.10%	06/12/20		290,000	287,972

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Daimler Finance North America LLC
3.00%	02/22/21	[2]	$30,000	$30,008
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[3]	3,354,083	3,274,303
Ford Motor Credit Co. LLC
2.02%	05/03/19		1,560,000	1,558,089
2.34%	11/02/20		1,095,000	1,070,203
2.43%	06/12/20		850,000	839,004
3.22%	01/09/22		500,000	486,215
3.34%	03/28/22		40,000	38,790
5.60%	01/07/22		1,330,000	1,372,361
5.88%	08/02/21		1,000,000	1,035,803
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	2,755,000	2,721,361
General Motors Financial Co., Inc.
2.40%	05/09/19		1,560,000	1,559,370
2.65%	04/13/20		50,000	49,809
Goldman Sachs Group, Inc. (The)
2.63%	04/25/21		50,000	49,815
2.75%	09/15/20		1,275,000	1,273,966
3.27%	09/29/25	[6]	1,130,000	1,117,556
3.69%	06/05/28	[6]	775,000	770,549
3.75%	02/25/26		20,000	20,086
4.22%	05/01/29	[6]	355,000	362,930
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		1,860,000	1,900,011
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
3.69%	07/22/22	[1]	1,180,000	1,186,565
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[2,3,6]	730,000	727,217
Raymond James Financial, Inc.
3.63%	09/15/26		250,000	247,661
5.63%	04/01/24		1,990,000	2,203,182
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[3]	5,823,353	5,733,964
Sandalwood 2013 LLC
2.90%	07/10/25		1,936,447	1,952,036

				33,837,914

Food — 1.04%
Campbell Soup Co.
3.30%	03/15/21		30,000	30,180
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[1]	1,000,000	997,943
Conagra Brands, Inc.
3.80%	10/22/21		52,000	52,998
4.60%	11/01/25		1,400,000	1,470,729

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
General Mills, Inc.
4.20%	04/17/28		$640,000	$665,652
Kraft Heinz Foods Co.
3.00%	06/01/26		660,000	615,814
3.95%	07/15/25		1,265,000	1,275,952
4.63%	01/30/29		30,000	30,888
Kroger Co. (The)
4.50%	01/15/29		730,000	748,040
Post Holdings, Inc.
5.75%	03/01/27	[2]	335,000	337,931
Tyson Foods, Inc.
4.00%	03/01/26		1,460,000	1,494,216

				7,720,343

Gaming — 0.06%
Churchill Downs, Inc.
5.50%	04/01/27	[2]	446,000	452,266

Health Care — 4.32%
AbbVie, Inc.
3.60%	05/14/25		1,777,000	1,782,620
Aetna, Inc.
2.80%	06/15/23		50,000	49,174
3.50%	11/15/24		1,250,000	1,252,554
Allergan Funding SCS (Luxembourg)
3.85%	06/15/24	[3]	1,342,000	1,359,393
Allergan Sales LLC
5.00%	12/15/21	[2]	500,000	519,692
Amgen, Inc.
3.63%	05/15/22		50,000	51,229
Anthem, Inc.
3.13%	05/15/22		1,995,000	2,012,392
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[2,3]	150,000	153,750
Baxalta, Inc.
2.88%	06/23/20		325,000	324,705
Bayer U.S. Finance II LLC
4.25%	12/15/25	[2]	50,000	50,582
4.38%	12/15/28	[2]	1,500,000	1,491,916
Bayer U.S. Finance LLC
3.38%	10/08/24	[2]	1,020,000	995,711
Baylor Scott & White Holdings
2.65%	11/15/26		1,530,000	1,454,814
Becton Dickinson and Co.
2.89%	06/06/22		820,000	816,950
3.25%	11/12/20		30,000	30,084
3.73%	12/15/24		1,300,000	1,320,652
Boston Scientific Corp.
3.45%	03/01/24		1,500,000	1,527,893

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[2]	$400,000	$398,000
Celgene Corp.
3.45%	11/15/27		500,000	494,425
3.88%	08/15/25		1,625,000	1,663,048
CHS/Community Health Systems, Inc.
8.00%	03/15/26	[2]	152,000	146,300
8.63%	01/15/24	[2]	90,000	90,450
Cigna Corp.
4.13%	11/15/25	[2]	1,330,000	1,377,772
Cigna Holding Co.
3.05%	10/15/27		1,315,000	1,247,406
CVS Health Corp.
2.88%	06/01/26		50,000	47,305
3.35%	03/09/21		20,000	20,160
4.00%	12/05/23		2,030,000	2,084,467
4.30%	03/25/28		750,000	760,626
5.05%	03/25/48		30,000	30,268
Elanco Animal Health, Inc.
3.91%	08/27/21	[2]	1,000,000	1,017,087
Eli Lilly & Co.
2.75%	06/01/25		350,000	350,636
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	1,141,000	1,148,430
Gilead Sciences, Inc.
3.50%	02/01/25		1,430,000	1,460,736
HCA, Inc.
5.25%	04/15/25		206,000	221,485
6.50%	02/15/20		695,000	715,503
Hologic, Inc.
4.63%	02/01/28	[2]	200,000	194,500
Humana, Inc.
3.95%	03/15/27		885,000	895,018
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[3]	450,000	448,109
Tenet Healthcare Corp.
4.38%	10/01/21		75,000	76,219
4.50%	04/01/21		789,000	803,794
UnitedHealth Group, Inc.
3.75%	07/15/25		855,000	893,297
WellCare Health Plans, Inc.
5.38%	08/15/26	[2]	350,000	367,500

				32,146,652

Industrials — 3.14%
Amcor Finance USA, Inc.
3.63%	04/28/26	[2]	1,950,000	1,913,671
4.50%	05/15/28	[2]	30,000	31,536

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 72

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BAE Systems Holdings, Inc.
3.80%	10/07/24	[2]	$630,000	$644,977
6.38%	06/01/19	[2]	1,500,000	1,507,543
Clean Harbors, Inc.
5.13%	06/01/21		380,000	381,900
Crane Co.
4.45%	12/15/23		1,130,000	1,185,278
General Electric Co. (GMTN)
2.20%	01/09/20		850,000	844,687
4.63%	01/07/21		1,080,000	1,108,294
General Electric Co. (MTN)
4.38%	09/16/20		125,000	127,466
4.65%	10/17/21		1,430,000	1,482,696
5.55%	05/04/20		1,000,000	1,027,315
5.55%	01/05/26		1,090,000	1,168,811
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[1]	1,115,000	853,053
General Electric Co., Series A (MTN)
6.75%	03/15/32		1,020,000	1,178,916
L3 Technologies, Inc.
3.85%	06/15/23		1,290,000	1,330,611
Northrop Grumman Corp.
2.93%	01/15/25		2,510,000	2,476,985
3.20%	02/01/27		985,000	970,521
Packaging Corp. of America
2.45%	12/15/20		1,450,000	1,438,650
Sealed Air Corp.
5.50%	09/15/25	[2]	600,000	633,120
Siemens Financieringsmaatschappij NV
(Netherlands)
2.00%	09/15/23	[2,3]	1,275,000	1,230,856
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[2,3]	410,000	406,737
United Technologies Corp.
3.35%	08/16/21		635,000	643,253
WRKCo, Inc.
4.65%	03/15/26		730,000	774,220

				23,361,096

Information Technology — 0.34%
Analog Devices, Inc.
2.85%	03/12/20		30,000	30,018
Apple, Inc.
3.25%	02/23/26		20,000	20,397
Broadcom Corp./Broadcom Cayman
Finance Ltd.
2.38%	01/15/20		1,785,000	1,775,957

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[2]	$257,000	$253,281
Oracle Corp.
2.40%	09/15/23		40,000	39,429
3.25%	11/15/27		20,000	20,114
SS&C Technologies, Inc.
5.50%	09/30/27	[2]	216,000	218,565
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[2]	200,000	200,060

				2,557,821

Insurance — 0.44%
Berkshire Hathaway, Inc.
3.13%	03/15/26		55,000	55,613
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[2,6]	1,212,000	1,205,940
New York Life Global Funding
3.00%	01/10/28	[2]	50,000	49,527
Pricoa Global Funding I
2.55%	11/24/20	[2]	1,945,000	1,936,297

				3,247,377

Materials — 0.18%
Axalta Coating Systems LLC
4.88%	08/15/24	[2]	250,000	251,875
International Flavors & Fragrances, Inc.
4.45%	09/26/28		800,000	840,783
Valvoline, Inc.
5.50%	07/15/24		250,000	255,325

				1,347,983

Real Estate Investment Trust (REIT) — 2.81%
Alexandria Real Estate Equities, Inc.
4.60%	04/01/22		1,275,000	1,338,236
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		2,340,000	2,346,481
3.75%	04/15/23		50,000	50,712
Boston Properties LP
2.75%	10/01/26		1,300,000	1,232,910
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		230,000	235,738
GLP Capital LP/GLP Financing II, Inc.
5.25%	06/01/25		525,000	551,250
5.38%	11/01/23		30,000	31,571
5.38%	04/15/26		1,373,000	1,438,080
5.75%	06/01/28		325,000	350,171

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
4.00%	12/01/22		$2,145,000	$2,203,572
4.25%	11/15/23		1,275,000	1,327,041
Healthcare Realty Trust, Inc.
3.75%	04/15/23		25,000	25,178
Healthcare Trust of America Holdings LP
3.70%	04/15/23		920,000	930,130
Liberty Property LP
4.75%	10/01/20		50,000	51,015
Piedmont Operating Partnership LP
3.40%	06/01/23		1,210,000	1,179,375
Public Storage
2.37%	09/15/22		50,000	49,503
Reckson Operating Partnership LP
7.75%	03/15/20		505,000	526,337
SL Green Operating Partnership LP
3.25%	10/15/22		1,350,000	1,343,676
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[1]	1,000,000	995,828
UDR, Inc.
3.70%	10/01/20		2,000,000	2,021,040
Ventas Realty LP
3.25%	10/15/26		1,155,000	1,121,903
Ventas Realty LP/Ventas Capital Corp.
3.25%	08/15/22		40,000	40,307
Welltower, Inc.
3.75%	03/15/23		640,000	656,764
5.25%	01/15/22		820,000	865,721

				20,912,539

Retail — 0.25%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[2,3]	10,000	9,900
3.55%	07/26/27	[2,3]	640,000	625,091
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[2,3]	295,000	292,788
Home Depot, Inc. (The)
3.90%	12/06/28		365,000	386,418
Rite Aid Corp.
6.13%	04/01/23	[2]	585,000	484,819
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		65,000	66,054

				1,865,070

Services — 0.21%
IHS Markit Ltd. (Bermuda)
4.13%	08/01/23	[3]	1,245,000	1,271,257
4.75%	02/15/25	[2,3]	300,000	313,047

				1,584,304

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 1.08%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		$398,277	$411,964
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		14,087	14,285
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%	04/19/22		1,800,634	1,896,068
Continental Airlines Pass-Through Trust, Series 2009-2, Class A
7.25%	11/10/19		1,743,870	1,785,287
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		567,370	604,277
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		945,026	1,014,958
U.S. Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21		114,926	120,967
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		607,049	668,995
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		409,390	442,767
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%	06/03/25		349,547	363,305
Union Pacific Corp.
3.95%	09/10/28		640,000	673,765

				7,996,638

Total Corporates (Cost $221,514,978)				224,292,187

MORTGAGE-BACKED — 16.72%**
Non-Agency Commercial Mortgage-Backed — 2.13%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[2]	1,225,000	1,260,739
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[2,6]	1,095,000	1,173,305
CALI Mortgage Trust, Series 2019-101C, Class A
3.96%	03/10/39	[2]	805,000	849,140
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.79%	09/10/45	[2,6]	6,239,471	289,596

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 74

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class A
2.78%	11/10/31	[2,6]	$1,085,000	$1,079,923
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[2]	1,160,000	1,225,208
Commercial Mortgage Trust, Series 2013-CR8, Class XA (IO)
0.45%	06/10/46	[6]	44,072,014	650,891
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[2,6]	1,265,000	1,314,535
Commercial Mortgage Trust, Series 2014-CR16, Class XA (IO)
1.08%	04/10/47	[6]	23,963,332	956,758
Commercial Mortgage Trust, Series 2014-CR18, Class XA (IO)
1.14%	07/15/47	[6]	20,434,105	766,912
Commercial Mortgage Trust, Series 2015-CR25, Class XA (IO)
0.91%	08/10/48	[6]	17,170,170	739,159
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/10/36	[2]	1,225,000	1,253,405
GS Mortgage Securities Trust, Series 2015-GS1, Class A (IO)
0.80%	11/10/48	[6]	14,794,977	646,776
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class XA (IO)
0.94%	12/15/46	[6]	14,828,320	538,243
RBS Commercial Funding, Inc., Trust, Series 2013-GSP, Class A
3.83%	01/15/32	[2,6]	1,170,000	1,205,129
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA (IO)
1.32%	05/10/63	[2,6]	38,725,647	1,407,085
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[2]	466,316	467,432

				15,824,236

Non-Agency Mortgage-Backed — 5.54%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1 (LIBOR USD 1-Month)
2.93%	12/25/35	[1]	818,036	816,963
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R8, Class M1 (LIBOR USD 1-Month)
3.45%	09/25/34	[1]	479,691	480,948

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Amresco Residential Securities Corp. Mortgage Loan Trust, Series 1998-1, Class A5 (STEP-reset date 05/25/19)
7.22%	10/25/27		$26,865	$27,438
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1 (LIBOR USD 1-Month)
3.46%	12/25/34	[1]	514,874	509,069
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		6,518	6,937
Banc of America Funding Trust, Series 2015-R2, Class 9A1 (LIBOR USD 1-Month)
2.70%	03/27/36	[1,2]	974,251	970,534
Bear Stearns ALT-A Trust, Series 2004-12, Class 1M1 (LIBOR USD 1-Month)
3.42%	01/25/35	[1]	2,487,996	2,485,749
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates, Series 2005-2A, Class A1 (LIBOR USD 1-Month)
2.67%	05/25/36	[1,2]	87,023	85,930
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
4.18%	02/25/34	[6]	27,887	27,380
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[6]	234,961	249,693
Conseco Finance Corp., Series 1998-4, Class A5
6.18%	04/01/30		131,847	135,165
Conseco Finance Corp., Series 1998-6, Class A8
6.66%	06/01/30	[6]	221,697	230,409
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,6]	126,016	129,959
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	08/01/32	[6]	43,468	44,081
CountryPlace Manufactured Housing
Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,6]	516,945	524,905
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14, Class 4A1
3.80%	08/25/34	[6]	89,069	87,101
Credit Suisse Mortgage Capital, Series 2014-4R, Class 16A1 (LIBOR USD 1-Month)
2.69%	02/27/36	[1,2]	144,420	144,784

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP-reset date 05/25/19)
3.38%	12/25/32		$782,672	$782,409
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP-reset date 05/25/19)
3.44%	12/25/36		477,426	434,844
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month)
2.55%	04/25/37	[1]	146,147	107,943
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
(LIBOR USD 1-Month)
2.74%	04/25/37	[1]	1,736,606	1,312,229
First Franklin Mortgage Loan Trust, Series 2005-FFH4, Class M1
(LIBOR USD 1-Month)
2.97%	12/25/35	[1]	2,971,672	2,979,437
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.39%	09/25/34	[6]	167,971	166,857
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month)
2.77%	08/25/35	[1]	21,074	21,162
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
4.04%	08/25/34	[6]	68,411	68,589
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A
(LIBOR USD 1-Month)
3.49%	10/25/37	[1]	3,162,534	3,172,341
HomeBanc Mortgage Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month)
2.76%	10/25/35	[1]	74,229	74,355
HSI Asset Securitization Corp. Trust, 2005-OPT1, Class M1
(LIBOR USD 1-Month)
3.12%	11/25/35	[1]	557,929	556,273
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
(LIBOR USD 1-Month)
2.71%	12/25/35	[1]	869,433	861,726
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
(LIBOR USD 1-Month)
3.35%	09/25/34	[1]	13,279	12,579

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month)
3.29%	11/25/34	[1]	$39,545	$37,489
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.33%	06/25/37	[6]	894,736	750,614
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		127,453	128,504
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A4
6.75%	02/25/28		33,929	34,267
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		114,476	121,572
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M2
(LIBOR USD 1-Month)
2.78%	07/25/36	[1]	450,000	442,339
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.97%	05/25/37	[6]	235,858	229,403
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		1,682	1,688
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		832	832
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[6]	2,621	2,632
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
4.27%	01/25/34	[6]	107,934	107,086
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
5.12%	01/25/34	[6]	587	588
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
3.62%	06/25/34	[6]	1,832	1,825
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.63%	10/25/32	[6]	10,711	10,909
MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1
4.59%	10/25/32	[6]	26,489	26,942

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 76

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month)
2.67%	06/25/37	[1]	$486,771	$363,397
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month)
2.74%	06/25/37	[1]	899,539	683,524
Mid-State Capital Corp., Series 2004-1, Class A
6.01%	08/15/37		325,135	350,900
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		446,263	510,338
Mid-State Capital Corp., Series 2004-1, Class M1
6.50%	08/15/37		318,759	337,246
Mid-State Capital Corp., Series 2005-1, Class M2
7.08%	01/15/40		523,698	587,807
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		709,743	748,672
Morgan Stanley ABS Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month)
3.42%	07/25/34	[1]	381,816	383,008
Morgan Stanley ABS Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month)
2.79%	12/25/35	[1]	1,089,342	1,087,849
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month)
2.71%	02/25/36	[1]	3,764,829	3,733,331
New York Mortgage Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month)
2.97%	02/25/36	[1]	1,238,544	1,230,909
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3
(LIBOR USD 1-Month)
2.69%	12/26/35	[1,2]	2,915,529	2,891,129
Option One Mortgage Loan Trust, Series 2005-2, Class M1
(LIBOR USD 1-Month)
3.15%	05/25/35	[1]	195,478	195,886
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-MHQ
(LIBOR USD 1-Month)
3.61%	12/25/34	[1]	1,282	1,285

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
(LIBOR USD 1-Month)
2.91%	08/26/36	[1,2]	$75,592	$75,856
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		31,586	34,707
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A7
7.00%	11/25/31		14,060	15,146
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month)
2.79%	01/25/36	[1]	3,095,891	3,042,127
Residential Asset Securities Corp., Series 2005-AHL3, Class A3
(LIBOR USD 1-Month)
2.83%	11/25/35	[1]	76,465	75,410
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
4.46%	12/25/34	[6]	22,583	22,603
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
4.50%	10/25/34	[6]	1,412,465	1,366,268
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
(LIBOR USD 1-Month)
2.96%	04/19/35	[1]	848,037	832,703
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2 (Federal Reserve US 12-Month Cumulative Average)
3.73%	02/25/36	[1]	601,815	592,426
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
3.93%	05/25/36	[6]	2,234,556	1,521,909
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		11,798	11,903
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
4.72%	01/25/33	[6]	5,759	5,913
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month)
3.27%	10/25/45	[1]	1,117,406	1,121,037

				41,227,768

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed — 1.84%
Fannie Mae-Aces, Series 2015-M4, Class X2 (IO)
0.37%	07/25/22	[6]	$100,891,985	$975,121
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K012, Class X3 (IO)
2.25%	01/25/41	[6]	18,028,222	695,329
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class A2
2.40%	06/25/22		105,000	104,605
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, Class X3 (IO)
1.75%	11/25/40	[6]	15,975,000	941,485
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, Class X1 (IO)
0.23%	04/25/23	[6]	100,019,179	824,023
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K035, Class X3 (IO)
1.79%	12/25/41	[6]	18,000,000	1,320,210
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K037, Class X3 (IO)
2.21%	01/25/42	[6]	13,274,876	1,279,039
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K045, Class X1 (IO)
0.45%	01/25/25	[6]	35,406,124	803,931
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K056, Class XAM (IO)
1.15%	05/25/26	[6]	9,400,000	699,125
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K063, Class X3 (IO)
2.07%	02/25/45	[6]	6,000,000	814,271
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K072, Class A2
3.44%	12/25/27		50,000	52,096
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K084, Class A2
3.78%	10/25/28	[6]	1,920,000	2,051,234
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K158, Class A3
3.90%	10/25/33	[6]	1,250,000	1,349,078
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X3 (IO)
1.79%	01/25/42	[6]	30,000,000	840,480

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[6]	$25,000,000	$937,460

				13,687,487

U.S. Agency Mortgage-Backed — 7.21%
Fannie Mae Pool (TBA)
3.00%	04/25/27		165,000	166,495
5.00%	05/01/49		1,700,000	1,795,359
Fannie Mae Pool 253974
7.00%	08/01/31		1,621	1,740
Fannie Mae Pool 254232
6.50%	03/01/22		2,490	2,590
Fannie Mae Pool 527247
7.00%	09/01/26		24	25
Fannie Mae Pool 545191
7.00%	09/01/31		1,014	1,112
Fannie Mae Pool 545646
7.00%	09/01/26		16	16
Fannie Mae Pool 549740
6.50%	10/01/27		5,005	5,530
Fannie Mae Pool 606108
7.00%	03/01/31		416	417
Fannie Mae Pool 630599
7.00%	05/01/32		4,934	5,621
Fannie Mae Pool 655928
7.00%	08/01/32		3,020	3,513
Fannie Mae Pool 735207
7.00%	04/01/34		1,258	1,435
Fannie Mae Pool 735646
4.50%	07/01/20		256	261
Fannie Mae Pool 735686
6.50%	12/01/22		1,076	1,106
Fannie Mae Pool 735861
6.50%	09/01/33		79,341	87,099
Fannie Mae Pool 764388
(LIBOR USD 6-Month)
4.19%	03/01/34	[1]	27,435	28,811
Fannie Mae Pool 776708
5.00%	05/01/34		126,059	137,020
Fannie Mae Pool 817611
(LIBOR USD 6-Month)
4.08%	11/01/35	[1]	6,657	7,024
Fannie Mae Pool 844773
(LIBOR USD 12-Month)
4.55%	12/01/35	[1]	9,137	9,506
Fannie Mae Pool 889125
5.00%	12/01/21		11,103	11,161

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 78

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 889184
5.50%	09/01/36		$107,317	$118,133
Fannie Mae Pool 890221
5.50%	12/01/33		165,969	179,579
Fannie Mae Pool 918445
(LIBOR USD 12-Month)
4.57%	05/01/37	[1]	531	555
Fannie Mae Pool 939419
(LIBOR USD 12-Month)
3.64%	05/01/37	[1]	23,528	24,735
Fannie Mae Pool AL0209
4.50%	05/01/41		412,436	442,057
Fannie Mae Pool AL6829
2.96%	05/01/27		56,130	56,912
Fannie Mae Pool AM6501
3.32%	08/01/26		2,000,000	2,075,747
Fannie Mae Pool AM7357
3.38%	12/01/29		2,328,181	2,400,072
Fannie Mae Pool AM7901
3.36%	02/01/30		32,697	33,649
Fannie Mae Pool AM8188
2.64%	03/01/27		32,324	32,191
Fannie Mae Pool AM8645
2.69%	05/01/27		101,631	100,412
Fannie Mae Pool AN0556
3.46%	12/01/30		2,384,795	2,475,031
Fannie Mae Pool AN1492
3.07%	05/01/31		43,032	42,909
Fannie Mae Pool AN2786
2.76%	09/01/36		50,000	47,175
Fannie Mae Pool AN2812
2.56%	10/01/28		65,000	62,934
Fannie Mae Pool AN5529
3.02%	06/01/28		38,962	39,285
Fannie Mae Pool AN9305
3.39%	05/01/30		108,429	111,028
Fannie Mae Pool AN9572
3.77%	07/01/30		60,000	63,894
Fannie Mae Pool AN9612
3.72%	07/01/33		60,000	63,056
Fannie Mae Pool BL0242
3.82%	11/01/30		1,950,000	2,069,703
Fannie Mae Pool BL0661
3.99%	11/01/33		3,560,629	3,855,895
Fannie Mae Pool BL0844
3.87%	02/01/29		105,000	112,612
Fannie Mae Pool BL1372
3.64%	03/01/29		1,535,000	1,619,647

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool CA1710
4.50%	05/01/48		$46,047	$48,059
Fannie Mae Pool CA1711
4.50%	05/01/48		3,250,971	3,393,074
Fannie Mae Pool CA2208
4.50%	08/01/48		47,395	49,487
Fannie Mae Pool FN0039
3.20%	09/01/27		43,494	44,659
Fannie Mae Pool MA1527
3.00%	08/01/33		32,533	32,792
Fannie Mae Pool MA1561
3.00%	09/01/33		1,793,941	1,808,237
Fannie Mae Pool MA1608
3.50%	10/01/33		1,646,108	1,691,470
Fannie Mae Pool MA3427
4.00%	07/01/33		45,186	46,732
Fannie Mae Pool MA3537
4.50%	12/01/48		4,891,431	5,095,543
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		3	3
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		4	4
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%,
10.87% Cap)
7.84%	05/25/23	[1]	2,624	2,850
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		148,977	167,753
Fannie Mae REMICS, Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus
100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	5,553	6,446
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month)
2.96%	07/25/37	[1]	77,206	77,486
Fannie Mae REMICS, Series 2008-50,
Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%,
6.05% Cap)
3.56%	11/25/36	[1]	1,270,520	177,871
Fannie Mae REMICS, Series 2018-38, Class PA
3.50%	06/25/47		22,971	23,371

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2018-55, Class PA
3.50%	01/25/47		$227,578	$231,337
Fannie Mae REMICS, Series 2018-86,
Class JA
4.00%	05/25/47		1,473,035	1,528,091
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
(LIBOR USD 1-Month)
0.55%	09/25/42	[1]	12,379,190	194,191
Freddie Mac Gold Pool A25162
5.50%	05/01/34		137,656	150,348
Freddie Mac Gold Pool A33262
5.50%	02/01/35		43,848	49,152
Freddie Mac Gold Pool A68781
5.50%	10/01/37		8,921	9,876
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,114,959	1,139,459
Freddie Mac Gold Pool C90504
6.50%	12/01/21		284	293
Freddie Mac Gold Pool G01548
7.50%	07/01/32		264,145	314,044
Freddie Mac Gold Pool G01644
5.50%	02/01/34		85,835	94,390
Freddie Mac Gold Pool G02366
6.50%	10/01/36		61,338	69,999
Freddie Mac Gold Pool G08844
5.00%	10/01/48		1,115,601	1,182,213
Freddie Mac Gold Pool G11707
6.00%	03/01/20		46	46
Freddie Mac Gold Pool G12393
5.50%	10/01/21		32,076	32,683
Freddie Mac Gold Pool G12909
6.00%	11/01/22		72,566	75,402
Freddie Mac Gold Pool G13032
6.00%	09/01/22		31,978	32,865
Freddie Mac Gold Pool G15897
2.50%	09/01/31		43,227	43,072
Freddie Mac Gold Pool G16085
2.50%	02/01/32		2,565,191	2,553,709
Freddie Mac Gold Pool G16524
3.50%	05/01/33		123,066	126,449
Freddie Mac Gold Pool G16756
3.50%	01/01/34		2,951,282	3,031,494
Freddie Mac Gold Pool G18581
2.50%	01/01/31		52,590	52,311
Freddie Mac Gold Pool G18713
3.50%	11/01/33		104,372	106,882

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool J06246
5.50%	10/01/21		$11,438	$11,609
Freddie Mac REMICS, Series 1602,
Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[1]	13,495	14,499
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		33,474	36,241
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		1,689	21
Freddie Mac REMICS, Series 3460, Class SA (IO)
(LIBOR USD 1-Month)
3.72%	06/15/38	[1]	1,288,953	204,783
Freddie Mac REMICS, Series 4030, Class HS (IO)
(LIBOR USD 1-Month)
4.13%	04/15/42	[1]	1,107,644	191,515
Ginnie Mae I Pool 782810
4.50%	11/15/39		879,529	930,913
Ginnie Mae II Pool 80968 (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year)
3.75%	07/20/34	[1]	23,680	24,410
Ginnie Mae II Pool MA4454
5.00%	05/20/47		57,361	60,499
Ginnie Mae II Pool MA4511
4.00%	06/20/47		18,338	19,000
Ginnie Mae II Pool MA4588
4.50%	07/20/47		633,886	662,353
Ginnie Mae II Pool MA4589
5.00%	07/20/47		3,207,712	3,371,194
Ginnie Mae II Pool MA4838
4.00%	11/20/47		1,727,498	1,786,544
Ginnie Mae II Pool MA4901
4.00%	12/20/47		1,442,621	1,491,929
Ginnie Mae II Pool MA5399
4.50%	08/20/48		2,713,455	2,819,457
Ginnie Mae II Pool MA5530
5.00%	10/20/48		39,377	41,187
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%,
14.30% Cap)
9.50%	11/26/23	[1]	22,882	25,040

				53,668,389

Total Mortgage-Backed (Cost $122,316,302)				124,407,880

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 80

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 1.77%*
California — 0.73%
Los Angeles Department of Water & Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27	$50,000	$59,006
Metropolitan Water District of Southern California
6.54%	07/01/39	35,000	35,332
State of California, Build America Bonds
7.95%	03/01/36	2,800,000	2,933,896
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31	2,150,000	2,401,292

			5,429,526

Florida — 0.00%
Florida’s Turnpike Enterprise
6.80%	07/01/39	30,000	30,311

Massachusetts — 0.38%
Commonwealth of Massachusetts, Build America Bonds, Series D
4.50%	08/01/31	2,485,000	2,800,670

New York — 0.65%
Metropolitan Transportation Authority
6.55%	11/15/31	25,000	31,330
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries SU
3.88%	08/01/31	35,000	36,479
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27	2,000,000	2,276,120
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27	1,465,000	1,671,726
New York State Dormitory Authority, Build America Bonds
5.50%	03/15/30	70,000	81,630
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22	700,000	711,655

			4,808,940

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
Pennsylvania — 0.00%
Pennsylvania Economic Development Financing Authority
3.20%	11/15/27		$40,000	$40,148

Washington — 0.01%
State of Washington, Build America Bonds
5.04%	08/01/31		40,000	45,973

Total Municipal Bonds (Cost $13,108,263)				13,155,568

U.S. AGENCY SECURITIES — 0.03%
U.S. Agency Securities — 0.03%
Resolution Funding Corp. Strip Principal.
(PO)
0.00%	01/15/21	[7]	230,000	219,927

Total U.S. Agency Securities (Cost $220,454)				219,927

U.S. TREASURY SECURITIES — 42.63%
U.S. Treasury Notes — 42.63%
U.S. Treasury Notes
2.13%	03/31/24		116,835,000	116,198,340
2.38%	02/29/24		51,265,000	51,606,433
2.50%	01/31/21		64,675,000	64,903,111
2.50%	02/28/21		31,910,000	32,037,142
2.50%	01/15/22		6,300,000	6,343,436
2.50%	01/31/24		12,810,000	12,959,585
2.50%	02/28/26		845,000	854,721
3.13%	11/15/28		155,000	164,442
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	07/15/24	[8]	243,818	240,814
0.38%	07/15/25	[8]	1,655,831	1,654,943
U.S. Treasury Notes (WI)
2.63%	02/15/29		29,680,000	30,233,780

Total U.S. Treasury Securities (Cost $315,955,961)				317,196,747

Total Bonds – 98.08% (Cost $723,241,362)				729,687,257

Issues	Shares	Value
COMMON STOCK — 0.01%
Electric — 0.01%
Homer City Holdings
LLC[2,4,5,9]	8,014	68,119

Total Common Stock (Cost $457,400)

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2019

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 15.17%
Commercial Paper — 0.18%
Ford Motor Credit Co. LLC
3.14%[10]	04/04/19	$1,355,000	$1,354,315

Money Market Funds — 10.72%
Dreyfus Government Cash Management
Fund
2.32%[11]		37,327,000	37,327,000
Fidelity Investments Money Market Funds -
Government Portfolio
2.31%[11,12]		18	18
JPMorgan U.S. Government
Money Market Fund
2.34%[11]		5,072,000	5,072,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[11]		37,327,000	37,327,000

			79,726,018

U.S. Agency Discount Notes — 0.40%
Federal Home Loan Bank
2.44%[10]	04/26/19	3,000,000	2,994,979

U.S. Treasury Bills — 3.87%
U.S. Treasury Bills
2.38%[10]	04/11/19	61,000	60,960
2.40%[10]	04/16/19	5,600,000	5,594,376
2.41%[10,13]	06/20/19	1,159,000	1,152,927
2.42%[10]	04/23/19	22,000,000	21,967,944

			28,776,207

Total Short-Term Investments (Cost $112,851,374)			112,851,519

Total Investments – 113.26% (Cost $836,550,136)			842,606,895

Liabilities in Excess of Other Assets – (13.26)%			(98,619,158)

Net Assets – 100.00%			$743,987,737

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $358,410, which is 0.05% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2019.

[8]	Inflation protected security. Principal amount reflects original security face amount.

[9]	Non-income producing security.

[10]	Represents annualized yield at date of purchase.

[11]	Represents the current yield as of March 31, 2019.

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $18.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,152,857.

†

Fair valued security. The aggregate value of fair valued securities is $633,377, which is 0.09% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 82

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	752	06/28/19	$160,246,500	$623,914	$623,914
U.S. Treasury Five Year Note	220	06/28/19	25,482,188	237,917	237,917

			185,728,688	861,831	861,831

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	109	06/06/19	(16,295,108)	(133,298)	(133,298)

TOTAL FUTURES CONTRACTS			$169,433,580	$728,533	$728,533

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate					3-month
Swap[1]	Call	11/21/21	3.07%	Semi-annually	USD LIBOR	Quarterly	$ 38,445	$603,191	$—	$603,191
Interest Rate			3 month
Swap[1]	Call	11/21/24	USD LIBOR	Quarterly	3.08%	Semi-annually	15,805	(600,905)	—	(600,905)

TOTAL SWAPS CONTRACTS							$ 54,250	$ 2,286	$—	$ 2,286

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2019

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.63%
ASSET-BACKED SECURITIES — 8.38%**
CarMax Auto Owner Trust, Series 2016-2, Class B
2.16%	12/15/21		$30,000	$ 29,790
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[1]	42,157	43,808
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
3.13%	03/25/83	[2]	88,735	87,979
SLC Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.77%	03/15/55	[2]	60,000	57,776
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/25/73	[2]	15,000	15,244
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.87%	07/25/23	[2]	41,744	41,778
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	28,844	29,155
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[2]	10,000	10,242
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	22,297	22,566
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/83	[2]	15,000	15,400
Structured Receivables Finance LLC, Series 2010-B, Class A
3.73%	08/15/36	[1]	90,830	90,020
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	04/25/40	[1,2]	50,000	48,803

Total Asset-Backed Securities (Cost $479,142)				492,561

CORPORATES — 49.51%*
Banking — 7.26%
Bank of America Corp. (MTN)
3.50%	05/17/22	[3]	40,000	40,505

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.97%	03/05/29	[3]	$60,000	$ 61,212
3.97%	02/07/30	[3]	15,000	15,302
Bank of New York Mellon Corp. (The) (MTN)
2.66%	05/16/23	[3]	30,000	29,804
3.25%	09/11/24		5,000	5,075
Citigroup, Inc.
3.20%	10/21/26		20,000	19,608
JPMorgan Chase & Co.
3.90%	07/15/25		70,000	72,853
4.01%	04/23/29	[3]	20,000	20,529
4.02%	12/05/24	[3]	50,000	51,913
4.20%	07/23/29	[3]	15,000	15,661
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,4]	30,000	29,265
Santander UK Group Holdings PLC
(United Kingdom)
3.37%	01/05/24	[3,4]	15,000	14,675
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[4]	15,000	14,895
State Street Corp.
3.78%	12/03/24	[3]	15,000	15,568
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[3]	20,000	20,134

				426,999

Commercial Services — 0.35%
RELX Capital, Inc.
4.00%	03/18/29		20,000	20,448

Communications — 4.74%
AT&T, Inc.
4.30%	02/15/30		45,000	45,598
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28		27,000	26,051
Comcast Corp.
2.35%	01/15/27		30,000	28,059
4.15%	10/15/28		30,000	31,647
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[4]	10,000	12,683
Qwest Corp.
6.88%	09/15/33		12,000	12,000
SES SA (Luxembourg)
3.60%	04/04/23	[1,4]	15,000	14,917
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[1]	20,000	20,400
Verizon Communications, Inc.
4.33%	09/21/28		40,000	42,322

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 84

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[4]	$15,000	$ 15,261
Walt Disney Co. (The)
6.20%	12/15/34	[1]	4,000	5,241
7.75%	01/20/24	[1]	12,000	14,553
Warner Media LLC
3.88%	01/15/26		10,000	10,043

				278,775

Consumer Discretionary — 2.46%
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		52,000	52,925
4.75%	01/23/29		15,000	15,995
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,4]	15,000	15,012
BAT Capital Corp.
2.76%	08/15/22		30,000	29,520
Constellation Brands, Inc.
4.25%	05/01/23		15,000	15,708
Pernod Ricard SA (France)
4.45%	01/15/22	[1,4]	15,000	15,589

				144,749

Consumer Products — 0.25%
Newell Brands, Inc.
3.85%	04/01/23		15,000	14,825

Electric — 2.47%
Appalachian Power Co.
4.45%	06/01/45		5,000	5,185
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	23,000	24,438
6.40%	09/15/20	[1]	7,000	7,311
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,203
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	25,751
PNM Resources, Inc.
3.25%	03/09/21		10,000	9,991
Public Service Co. of New Mexico
3.85%	08/01/25		10,000	10,135
Southwestern Electric Power Co., Series M
4.10%	09/15/28		20,000	20,797
Tucson Electric Power Co.
5.15%	11/15/21		30,000	31,388

				145,199

Energy — 4.35%
Enbridge Energy Partners LP
5.50%	09/15/40		5,000	5,591

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Operating LP
4.05%	03/15/25		$10,000	$ 10,160
4.95%	06/15/28		5,000	5,249
EQM Midstream Partners LP
5.50%	07/15/28		8,000	8,093
EQT Corp.
3.90%	10/01/27		15,000	14,044
Hess Corp.
4.30%	04/01/27		12,000	11,896
Kinder Morgan, Inc.
5.63%	11/15/23	[1]	25,000	27,317
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[4]	15,000	13,957
6.50%	01/23/29	[4]	25,000	24,819
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		15,000	15,687
Ruby Pipeline LLC
6.00%	04/01/22	[1]	21,023	20,795
Sabine Pass Liquefaction LLC
4.20%	03/15/28		12,000	12,137
Sunoco Logistics Partners Operations LP
4.00%	10/01/27		10,000	9,923
TC PipeLines LP
3.90%	05/25/27		30,000	29,691
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	10,000	9,854
Williams Cos., Inc. (The)
3.70%	01/15/23		10,000	10,186
4.55%	06/24/24		25,000	26,446

				255,845

Finance — 7.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%	01/23/28	[4]	11,000	10,361
3.95%	02/01/22	[4]	20,000	20,267
Air Lease Corp.
3.00%	09/15/23		15,000	14,621
3.63%	12/01/27		11,000	10,288
Citigroup, Inc.
3.67%	07/24/28	[3]	20,000	19,970
Ford Motor Credit Co. LLC
4.25%	09/20/22		25,000	24,708
(LIBOR USD 3-Month plus 1.08%)
3.82%	08/03/22	[2]	35,000	33,519
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[4]	20,000	19,756
4.42%	11/15/35	[4]	21,000	19,445

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2019

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[3]	$75,000	$ 74,535
4.22%	05/01/29	[3]	20,000	20,447
Morgan Stanley (GMTN)
3.70%	10/23/24		70,000	71,447
3.77%	01/24/29	[3]	20,000	20,090
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,4]	15,000	14,943
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	18,802	22,056
Raymond James Financial, Inc.
3.63%	09/15/26		30,000	29,719

				426,172

Food — 1.52%
Conagra Brands, Inc.
4.60%	11/01/25		16,000	16,808
General Mills, Inc.
3.70%	10/17/23		15,000	15,383
Kraft Heinz Foods Co.
3.00%	06/01/26		23,000	21,460
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	10,000	10,058
Tyson Foods, Inc.
4.00%	03/01/26		25,000	25,586

				89,295

Health Care — 6.95%
AbbVie, Inc.
3.60%	05/14/25		25,000	25,079
4.25%	11/14/28		10,000	10,174
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[4]	5,000	5,075
Allergan Sales LLC
5.00%	12/15/21	[1]	25,000	25,985
Anthem, Inc.
3.65%	12/01/27		25,000	24,983
AstraZeneca PLC (United Kingdom)
3.50%	08/17/23	[4]	12,000	12,263
Barnabas Health, Inc.
4.00%	07/01/28		15,000	15,500
Baxalta, Inc.
3.60%	06/23/22		25,000	25,140
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	25,000	24,865
Becton Dickinson and Co.
2.89%	06/06/22		15,000	14,944

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Celgene Corp.
3.90%	02/20/28		$25,000	$ 25,547
Cigna Corp.
4.38%	10/15/28	[1]	30,000	31,147
CVS Health Corp.
4.00%	12/05/23		60,000	61,610
Elanco Animal Health, Inc.
4.90%	08/28/28	[1]	15,000	15,939
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[1]	15,000	15,184
HCA, Inc.
5.00%	03/15/24		15,000	15,920
Humana, Inc.
2.90%	12/15/22		15,000	14,916
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		20,000	19,013
Quest Diagnostics, Inc.
4.20%	06/30/29		10,000	10,298
Shire Acquisitions Investments Ireland DAC (Ireland)
3.20%	09/23/26	[4]	5,000	4,839
UnitedHealth Group, Inc.
3.85%	06/15/28		10,000	10,491

				408,912

Industrials — 2.63%
Amcor Finance USA, Inc.
3.63%	04/28/26	[1]	5,000	4,907
4.50%	05/15/28	[1]	15,000	15,768
BAE Systems Holdings, Inc.
3.80%	10/07/24	[1]	25,000	25,594
General Electric Co.
2.70%	10/09/22		15,000	14,725
General Electric Co. (MTN)
5.55%	01/05/26		10,000	10,723
Ingersoll-Rand Co.
9.00%	08/15/21		10,000	11,202
L3 Technologies, Inc.
3.85%	06/15/23		15,000	15,472
Northrop Grumman Corp.
2.93%	01/15/25		15,000	14,803
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.63%	04/28/26	[1,4]	15,000	14,938
United Technologies Corp.
4.13%	11/16/28		10,000	10,398
WRKCo, Inc.
4.65%	03/15/26		15,000	15,909

				154,439

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 86

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 1.41%
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	$25,000	$ 21,669
Metropolitan Life Global Funding I
3.88%	04/11/22	[1]	15,000	15,439
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[1,3]	20,000	19,900
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,3]	25,000	25,722

				82,730

Materials — 0.27%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		15,000	15,765

Real Estate Investment Trust (REIT) — 5.15%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		5,000	5,076
4.50%	07/30/29		8,000	8,419
American Campus Communities Operating Partnership LP
3.35%	10/01/20		15,000	15,042
3.63%	11/15/27		5,000	4,898
American Tower Corp.
3.55%	07/15/27		15,000	14,774
Boston Properties LP
2.75%	10/01/26		10,000	9,484
4.50%	12/01/28		10,000	10,623
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		15,000	15,374
CubeSmart LP
4.38%	02/15/29		15,000	15,357
Digital Realty Trust LP
3.63%	10/01/22		15,000	15,217
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		15,000	15,799
HCP, Inc.
3.88%	08/15/24		10,000	10,236
4.25%	11/15/23		20,000	20,816
Healthcare Realty Trust, Inc.
3.75%	04/15/23		15,000	15,107
Healthcare Trust of America Holdings LP
2.95%	07/01/22		15,000	14,800
Highwoods Realty LP
3.20%	06/15/21		5,000	4,985
Host Hotels & Resorts LP
6.00%	10/01/21		5,000	5,291
Hudson Pacific Properties LP
3.95%	11/01/27		10,000	9,689

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kilroy Realty LP
4.38%	10/01/25		$15,000	$ 15,510
National Retail Properties, Inc.
3.80%	10/15/22		15,000	15,343
SL Green Operating Partnership LP
3.25%	10/15/22		15,000	14,930
UDR, Inc. (MTN)
4.63%	01/10/22		15,000	15,586
Ventas Realty LP
4.13%	01/15/26		10,000	10,275
WEA Finance LLC
3.15%	04/05/22	[1]	20,000	20,070

				302,701

Retail — 0.44%
Family Dollar Stores, Inc.
5.00%	02/01/21		15,000	15,485
Home Depot, Inc. (The)
3.90%	12/06/28		10,000	10,587

				26,072

Services — 0.61%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[4]	5,000	5,238
5.00%	11/01/22	[1,4]	15,000	15,725
Republic Services, Inc.
2.90%	07/01/26		15,000	14,694

				35,657

Transportation — 1.40%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	4,298
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%	04/19/22		27,355	28,805
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		5,158	5,532
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		25,062	27,619
Union Pacific Corp.
3.95%	09/10/28		15,000	15,791

				82,045

Total Corporates (Cost $2,828,619)				2,910,628

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2019

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 32.82%**
Non-Agency Commercial
Mortgage-Backed — 7.14%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA (IO)
0.62%	02/10/47	[3]	$ 2,530,724	$ 63,667
Commercial Mortgage Trust, Series 2013-CR9, Class XA (IO)
0.12%	07/10/45	[3]	11,784,906	42,784
Commercial Mortgage Trust, Series 2014-CR18, Class XA (IO)
1.14%	07/15/47	[3]	1,226,046	46,015
DBUBS Mortgage Trust, Series 2011-LC2A, Class XA (IO)
1.05%	07/10/44	[1,3]	813,450	14,383
GS Mortgage Securities Trust, Series 2011-GC5, Class XA (IO)
1.34%	08/10/44	[1,3]	1,646,705	39,719
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class XB (IO)
0.70%	11/15/43	[1,3]	1,397,175	13,164
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class XA (IO)
1.52%	12/15/47	[3]	1,204,982	49,145
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.27%	04/15/46	[3]	478,753	20,560
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[1,3]	100,000	100,833
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class XB (IO)
0.20%	08/10/49	[1,3,5,6]	3,700,000	29,877

				420,147

Non-Agency Mortgage-Backed — 9.39%
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A22
(LIBOR USD 1-Month plus 0.28%)
2.77%	09/25/35	[2]	13,652	13,660
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
(LIBOR USD 1-Month plus 0.72%)
3.21%	04/25/35	[2]	218	219
Bear Stearns ALT-A Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.13%	04/25/34	[2]	44,124	43,287
Bear Stearns ARM Trust, Series 2004-1, Class 12A5
4.66%	04/25/34	[3]	13,598	13,695

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1
(LIBOR USD 1-Month plus 0.38%)
2.87%	06/25/36	[2]	$ 5,982	$ 5,990
Bombardier Capital Mortgage Securitization Corp., Series 2000-A, Class A2
7.58%	06/15/30	[3]	19,426	6,478
Centex Home Equity Loan Trust, Series 2005-D, Class M4
(LIBOR USD 1-Month plus 0.61%)
3.10%	10/25/35	[2]	30,000	29,446
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
3.84%	10/25/37	[1,2]	13,838	13,996
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.12%	02/25/35	[2]	20,859	20,638
Conseco Finance Corp., Series 1998-4, Class A5
6.18%	04/01/30		38,974	39,955
Fremont Home Loan Trust, Series 2005-A, Class M3
(LIBOR USD 1-Month plus 0.74%)
3.22%	01/25/35	[2]	49,000	48,101
Fremont Home Loan Trust, Series 2005-B, Class M4
(LIBOR USD 1-Month plus 0.71%)
3.19%	04/25/35	[2]	24,255	24,336
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
4.52%	09/25/35	[3]	28,321	28,964
IndyMac Index Mortgage Loan Trust, Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
2.73%	06/25/37	[2]	18,307	17,869
JPMorgan Mortgage Acquisition Trust, Series 2007-CH2, Class AV1
(LIBOR USD 1-Month plus 0.16%)
2.65%	01/25/37	[2]	8,451	8,469
JPMorgan Mortgage Trust, Series 2005-A3, Class 2A1
4.25%	06/25/35	[3]	17,840	17,778
Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.22%)
2.71%	02/25/36	[2]	9,598	9,329
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A1
4.21%	07/25/34	[3]	23,849	23,904

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 88

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
2.59%	05/25/47	[2,5,6]	$95,903	$ 79,301
Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
3.18%	03/19/34	[2]	3,346	3,283
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-EQ1A, Class A5
(LIBOR USD 1-Month plus 0.31%)
2.80%	07/25/36	[1,2]	105,000	103,298

				551,996

U.S. Agency Commercial
Mortgage-Backed — 8.78%
Fannie Mae-Aces, Series 2016-M11, Class X2 (IO)
2.68%	07/25/39	[3]	2,032,400	78,961
Fannie Mae-Aces, Series 2016-M4, Class X2 (IO)
2.60%	01/25/39	[3]	595,457	52,622
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K011, Class X3 (IO)
2.57%	12/25/43	[3]	1,067,620	44,408
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class X3 (IO)
2.81%	01/25/43	[3]	860,000	42,072
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K015, Class X3 (IO)
2.80%	08/25/39	[3]	350,000	21,653
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K710, Class X1 (IO)
1.85%	05/25/19	[3]	5,454,892	555
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class X3 (IO)
1.63%	11/25/42	[3]	900,000	34,907
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KAIV, Class X2 (IO)
3.61%	06/25/41	[3]	200,000	14,387
Ginnie Mae, Series 2011-78, Class IX (IO)
0.14%	08/16/46	[3]	5,323,910	95,803
Ginnie Mae, Series 2013-1, Class IO (IO)
0.62%	02/16/54	[3]	2,019,302	72,309

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2013-125, Class IO (IO)
0.72%	10/16/54	[3]	$1,679,892	$58,427

				516,104

U.S. Agency Mortgage-Backed — 7.51%
Fannie Mae Pool AM1691
3.46%	01/01/43		35,753	35,978
Fannie Mae Pool AN9420
3.77%	07/01/43		49,256	51,737
Fannie Mae REMICS, Series 2012-128, Class UA
2.50%	06/25/42		109,094	104,742
Fannie Mae REMICS, Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
3.59%	10/25/42	[2]	76,169	76,175
Freddie Mac REMICS, Series 4064, Class TB
3.50%	06/15/42		103,000	104,023
Freddie Mac REMICS, Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.50%	09/15/44	[2]	68,220	68,770

				441,425

Total Mortgage-Backed (Cost $1,962,610)				1,929,672

MUNICIPAL BONDS — 0.18%*
California — 0.09%
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		5,000	5,584

New York — 0.09%
New York City Transitional Finance Authority Future Tax Secured Revenue
3.73%	08/01/29		5,000	5,211

Total Municipal Bonds (Cost $10,285)				10,795

U.S. TREASURY SECURITIES — 7.74%
U.S. Treasury Notes — 7.74%
U.S. Treasury Notes (WI)
2.63%	02/15/29		447,000	455,340

Total U.S. Treasury Securities (Cost $451,720)				455,340

Total Bonds – 98.63% (Cost $5,732,376)				5,798,996

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2019

Investment Grade Credit Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.46%

U.S. Treasury Bills — 0.46%
U.S. Treasury Bills
2.41%[7,8]	06/20/19	$27,000	$26,859

Total Short-Term Investments (Cost $26,856)			26,859

Total Investments – 99.09% (Cost $5,759,232)			5,825,855

Cash and Other Assets, Less
Liabilities – 0.91%			53,536

Net Assets – 100.00%			$5,879,391

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $109,178, which is 1.86% of total net assets.

[7]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $26,857.

[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	17	06/28/19	$1,969,078	$15,946	$15,946
U.S. Treasury Two Year Note	3	06/28/19	639,281	2,494	2,494

			2,608,359	18,440	18,440

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	5	06/19/19	(663,906)	(14,307)	(14,307)
U.S. Treasury Ultra Bond	1	06/19/19	(168,000)	(6,487)	(6,487)

			(831,906)	(20,794)	(20,794)

TOTAL FUTURES CONTRACTS			$1,776,453	$(2,354)	$(2,354)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate					3-month
Swap[1]	Call	11/21/21	3.07%	Semi-annually	USD LIBOR	Quarterly	$305	$4,785	$—	$4,785
Interest Rate			3 month
Swap[1]	Call	11/21/24	USD LIBOR	Quarterly	3.08%	Semi-annually	125	(4,752)	—	(4,752)

TOTAL SWAPS CONTRACTS							$430	$33	$—	$33

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 90

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.18%
ASSET-BACKED SECURITIES — 7.75%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	07/25/56	[1,2]	$1,986,641	$1,934,495
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	01/20/28	[1,2,3]	6,700,000	6,651,693
Barings CLO Ltd., Series 2016-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.84%	07/20/28	[1,2,3]	5,500,000	5,500,374
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
2.94%	04/25/35	[1,2]	241,129	235,803
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.45%	02/25/30	[1]	105,084	105,403
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.77%	10/27/36	[1]	5,075,000	5,080,214
CIFC Funding Ltd., Series 2014-4RA, Class A1A (Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.90%	10/17/30	[1,2,3]	5,880,000	5,863,336
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.29%	04/26/32	[1,2]	8,375,000	8,403,284
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
3.14%	08/27/46	[1,2]	7,278,667	6,944,847
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
3.10%	08/25/42	[1]	2,506,902	2,335,992
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[2]	3,987,335	4,143,482
Magnetite VII Ltd., Series 2012-7A,
Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.59%	01/15/28	[1,2,3]	5,880,000	5,785,676
Navient Student Loan Trust, Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
3.06%	11/26/40	[1]	5,300,000	5,255,918

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
3.64%	03/25/66	[1,2]	$10,542,541	$10,649,301
Navient Student Loan Trust, Series 2017-2A, Class A
(LIBOR USD 1-Month plus 1.05%)
3.54%	12/27/66	[1,2]	3,129,046	3,144,547
Nelnet Student Loan Trust, Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.09%	06/25/41	[1,2]	2,879,404	2,856,850
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	07/25/46	[1,2]	9,564,200	9,565,391
Northstar Education Finance, Inc., Series 2007-1, Class A1
(1.00 X LIBOR USD 3-Month plus 0.10%)
2.86%	04/28/30	[1]	2,758,938	2,749,043
PHEAA Student Loan Trust, Series 2016-1A, Class A
(LIBOR USD 1-Month plus 1.15%)
3.64%	09/25/65	[1,2]	10,130,157	10,296,242
SLC Student Loan Trust, Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
2.74%	05/15/29	[1]	4,604,007	4,535,009
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
3.08%	12/15/27	[1,2]	8,779,092	8,788,471
SLM Student Loan Trust, Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
3.16%	12/15/25	[1,2]	4,434,118	4,452,217
SLM Student Loan Trust, Series 2006-9, Class A5
(LIBOR USD 3-Month plus 0.10%)
2.87%	01/26/26	[1]	1,768,412	1,765,605
SLM Student Loan Trust, Series 2007-3, Class A3
(LIBOR USD 3-Month plus 0.04%)
2.81%	04/25/19	[1]	164,748	164,639
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
3.15%	10/25/24	[1]	4,683,797	4,689,090
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
3.42%	01/25/22	[1]	5,989,027	5,956,237

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.42%	07/25/22	[1]	$5,221,980	$5,284,132
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.87%	07/25/23	[1]	3,481,466	3,484,285
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[1]	1,095,000	1,121,525
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
3.01%	03/25/26	[1]	97,654	97,775
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	01/25/29	[1]	2,799,930	2,756,736
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
3.14%	05/26/26	[1]	11,155,254	10,995,541
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	06/25/43	[1]	3,476,045	3,462,637
SLM Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
3.09%	02/26/29	[1]	5,617,698	5,500,418
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	3,500,000	3,305,250
Voya CLO Ltd., Series 2015-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.74%	07/23/27	[1,2,3]	3,505,000	3,487,223

Total Asset-Backed Securities
(Cost $166,468,264)				167,348,681

BANK LOANS — 0.78%*
Automotive — 0.05%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	03/18/26	[1]	1,000,000	989,990

Communications — 0.19%
CSC Holdings LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
(LIBOR plus 2.25%)
4.73%	01/15/26	[1]	$1,200,000	$1,167,900
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[3]	500,000	501,375
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/14/25	[1]	495,000	494,589
Sprint Communications, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[1]	791,919	772,913
Unitymedia Finance LLC,
Term Loan E, 1st Lien
(LIBOR plus 2.00%)
4.48%	06/01/23	[1]	1,250,000	1,237,213

				4,173,990

Electric — 0.04%
Chief Power Finance LLC, Term Loan B,
1st Lien
(LIBOR plus 4.75%)
7.25%	12/31/20	[1,4,5]	965,780	912,315

Finance — 0.23%
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.35%	10/06/23	[1]	4,929,507	4,928,891

Health Care — 0.08%
Bausch Health Cos., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.48%	06/02/25	[1]	740,000	736,104
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	05/20/24	[1]	980,027	977,121

				1,713,225

Industrials — 0.06%
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[1,4,5]	1,368,640	1,364,370

Information Technology — 0.13%
Dell International LLC,
Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.25%	09/07/21	[1]	1,289,015	1,286,340
IQVIA, Inc., Term Loan B1, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 92

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
(LIBOR plus 2.00%)
4.60%	03/07/24	[1]	$450,337	$449,305
IQVIA, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/11/25	[1]	496,250	491,751
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	309,734	307,647
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[1]	222,698	221,197

				2,756,240

Total Bank Loans
(Cost $16,954,467)				16,839,021

CORPORATES — 34.46%*
Banking — 7.15%
Bank of America Corp.
2.74%	01/23/22	[6]	9,705,000	9,670,241
3.00%	12/20/23	[6]	2,159,000	2,151,416
7.63%	06/01/19		5,000,000	5,038,485
Bank of America Corp. (GMTN)
2.37%	07/21/21	[6]	18,025,000	17,921,041
Bank of America N.A.
3.34%	01/25/23	[6]	1,015,000	1,025,998
Bank of New York Mellon Corp. (The) (MTN)
2.30%	09/11/19		4,753,000	4,746,671
Bank of New York Mellon Corp., (The)
Series G
2.20%	05/15/19		629,000	628,616
JPMorgan Chase & Co.
2.25%	01/23/20		10,000,000	9,976,143
6.30%	04/23/19		12,375,000	12,400,814
JPMorgan Chase Bank N.A. (BKNT)
2.60%	02/01/21	[6]	13,950,000	13,924,302
3.09%	04/26/21	[6]	261,000	261,656
Lloyds Bank PLC (United Kingdom)
3.30%	05/07/21	[3]	6,475,000	6,532,707
6.38%	01/21/21	[3]	2,000,000	2,126,758
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[2,3]	3,000,000	3,069,431
PNC Bank N.A. (BKNT)
2.25%	07/02/19		1,795,000	1,793,146
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	13,000,000	12,890,859
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[3]	2,250,000	2,234,260

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/London (Switzerland)
(LIBOR USD 3-Month plus 0.32%)
2.95%	05/28/19	[1,2,3]	$8,000,000	$8,001,056
Wells Fargo & Co.
(LIBOR USD 3-Month plus 1.23%)
3.97%	10/31/23	[1]	2,000,000	2,045,260
Wells Fargo & Co. (MTN)
2.63%	07/22/22		1,105,000	1,097,544
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20		9,535,000	9,491,796
Wells Fargo Bank N.A. (BKNT)
2.15%	12/06/19		2,715,000	2,703,974
2.40%	01/15/20		20,000,000	19,935,640
3.33%	07/23/21	[6]	4,620,000	4,652,883

				154,320,697

Communications — 2.28%
AT&T, Inc.
3.00%	06/30/22		7,440,000	7,462,353
3.40%	05/15/25		2,655,000	2,637,585
3.90%	03/11/24		1,700,000	1,746,946
(LIBOR USD 3-Month plus 1.18%)
3.78%	06/12/24	[1]	475,000	471,750
CBS Corp.
2.50%	02/15/23		2,095,000	2,041,268
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%	02/01/24		2,720,000	2,831,258
4.91%	07/23/25		1,400,000	1,480,023
Comcast Corp.
3.45%	10/01/21		3,265,000	3,330,857
Cox Communications, Inc.
7.63%	06/15/25		900,000	1,086,975
Discovery Communications LLC
2.75%	11/15/19	[2]	2,000,000	1,995,514
2.80%	06/15/20	[2]	715,000	712,001
Fox Corp.
3.67%	01/25/22	[2]	5,000,000	5,100,728
Sprint Communications, Inc.
7.00%	03/01/20	[2]	1,264,000	1,300,340
Sprint Corp.
7.63%	03/01/26		21,000	21,336
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21	[2]	9,531,250	9,517,430
Viacom, Inc.
3.88%	04/01/24		2,000,000	2,039,690
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[3]	3,910,000	3,942,357

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Warner Media LLC
3.88%	01/15/26		$1,400,000	$1,406,071

				49,124,482

Consumer Discretionary — 0.84%
Anheuser-Busch InBev Worldwide, Inc.
4.15%	01/23/25		5,500,000	5,733,346
Constellation Brands, Inc.
2.00%	11/07/19		7,000,000	6,962,740
Molson Coors Brewing Co.
2.25%	03/15/20		5,000,000	4,969,461
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A.
(LIBOR USD 3-Month plus 3.50%)
6.29%	07/15/21	[1,2]	550,000	553,438

				18,218,985

Electric — 2.03%
American Electric Power Co., Inc., Series I
3.65%	12/01/21		5,000,000	5,096,370
Black Hills Corp.
4.25%	11/30/23		4,050,000	4,202,946
Duke Energy Florida LLC
2.10%	12/15/19		1,680,000	1,676,461
ITC Holdings Corp.
5.50%	01/15/20	[2]	1,780,000	1,812,706
Kansas City Power & Light Co.
3.65%	08/15/25		2,555,000	2,634,159
LG&E & KU Energy LLC
3.75%	11/15/20		3,400,000	3,434,605
Mississippi Power Co.
(LIBOR USD 3-Month plus 0.65%)
3.26%	03/27/20	[1]	5,000,000	4,999,514
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
3.22%	05/04/21	[1]	7,700,000	7,699,641
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[1]	3,952,000	3,944,547
Pennsylvania Electric Co.
5.20%	04/01/20		1,262,000	1,282,236
PNM Resources, Inc.
3.25%	03/09/21		7,115,000	7,108,390

				43,891,575

Energy — 1.54%
Energy Transfer Operating LP
4.90%	02/01/24		4,292,000	4,553,705
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	3,320,000	3,337,037

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Panhandle Eastern Pipe Line Co. LP
8.13%	06/01/19		$1,000,000	$1,007,308
Plains All American Pipeline LP/PAA
Finance Corp.
3.85%	10/15/23		5,422,000	5,523,261
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	2,036,000	2,089,445
Ruby Pipeline LLC
6.00%	04/01/22	[2]	3,292,159	3,256,437
Sabine Pass Liquefaction LLC
5.75%	05/15/24		1,715,000	1,890,096
Spectra Energy Partners LP
4.60%	06/15/21		1,725,000	1,772,654
4.75%	03/15/24		4,519,000	4,801,295
TC PipeLines LP
4.65%	06/15/21		4,900,000	5,023,556

				33,254,794

Finance — 6.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[3]	500,000	500,425
Air Lease Corp.
2.13%	01/15/20		5,000,000	4,974,012
3.50%	01/15/22		3,420,000	3,452,906
American Express Credit Corp. (GMTN)
2.25%	08/15/19		2,840,000	2,837,247
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.97%	04/06/20	[1,2]	8,000,000	8,009,522
Citibank N.A. (BKNT)
3.05%	05/01/20		11,605,000	11,645,564
Citigroup, Inc.
2.50%	07/29/19		2,500,000	2,498,938
8.50%	05/22/19		3,000,000	3,024,446
Daimler Finance North America LLC
1.50%	07/05/19	[2]	4,407,000	4,392,469
1.75%	10/30/19	[2]	2,000,000	1,987,297
Ford Motor Credit Co. LLC
2.46%	03/27/20		1,000,000	992,277
2.60%	11/04/19		3,550,000	3,538,597
3.20%	01/15/21		3,000,000	2,958,322
5.60%	01/07/22		1,662,000	1,714,935
5.75%	02/01/21		5,241,000	5,396,531
(LIBOR USD 3-Month plus 0.79%)
3.39%	06/12/20	[1]	2,080,000	2,063,493
(LIBOR USD 3-Month plus 0.88%)
3.68%	10/12/21	[1]	2,500,000	2,423,235

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 94

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[3]	$14,515,000	$14,337,772
General Motors Financial Co., Inc.
2.40%	05/09/19		2,600,000	2,598,949
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		6,049,000	6,039,657
2.63%	04/25/21		1,880,000	1,873,026
2.88%	10/31/22	[6]	726,000	721,503
2.91%	07/24/23	[6]	6,000,000	5,940,730
(LIBOR USD 3-Month plus 1.02%)
3.79%	10/23/19	[1]	5,000,000	5,023,980
International Lease Finance Corp.
6.25%	05/15/19		3,000,000	3,011,055
Morgan Stanley (GMTN)
5.50%	01/26/20		2,805,000	2,866,526
5.50%	07/24/20		3,450,000	3,568,147
7.30%	05/13/19		8,000,000	8,041,435
(LIBOR USD 3-Month plus 0.55%)
3.25%	02/10/21	[1]	10,000,000	10,011,365
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,026,289
Protective Life Global Funding
1.72%	04/15/19	[2]	8,245,000	8,241,289

				136,711,939

Food — 1.93%
Campbell Soup Co.
3.30%	03/15/21		4,025,000	4,049,088
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[1]	1,000,000	997,943
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
3.09%	10/09/20	[1]	8,203,000	8,162,406
(LIBOR USD 3-Month plus 0.75%)
3.51%	10/22/20	[1]	3,000,000	2,997,447
Danone SA (France)
1.69%	10/30/19	[2,3]	3,325,000	3,303,866
General Mills, Inc.
3.20%	04/16/21		7,000,000	7,063,335
Kraft Heinz Foods Co.
3.95%	07/15/25		1,500,000	1,512,987
(LIBOR USD 3-Month plus 0.42%)
3.12%	08/09/19	[1]	4,000,000	4,001,574
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19	[2,3]	9,670,000	9,596,982

				41,685,628

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care — 3.69%
AbbVie, Inc.
3.75%	11/14/23		$4,965,000	$5,099,761
Aetna, Inc.
3.50%	11/15/24		3,136,000	3,142,408
Allergan Funding SCS (Luxembourg)
3.45%	03/15/22	[3]	3,000,000	3,028,334
Bayer U.S. Finance II LLC
2.13%	07/15/19	[2]	4,275,000	4,262,121
3.50%	06/25/21	[2]	1,825,000	1,835,322
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	6,425,000	6,408,160
Becton Dickinson and Co.
2.40%	06/05/20		2,260,000	2,244,246
2.68%	12/15/19		3,661,000	3,663,306
Celgene Corp.
2.75%	02/15/23		585,000	579,711
3.25%	08/15/22		2,278,000	2,305,375
Cigna Corp.
3.20%	09/17/20	[2]	6,000,000	6,034,911
Cigna Holding Co.
4.50%	03/15/21		5,335,000	5,478,154
5.13%	06/15/20		1,725,000	1,772,392
Elanco Animal Health, Inc.
3.91%	08/27/21	[2]	2,500,000	2,542,717
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[2]	3,353,000	3,393,276
HCA, Inc.
5.00%	03/15/24		1,000,000	1,061,356
6.50%	02/15/20		1,960,000	2,017,820
Humana, Inc.
2.50%	12/15/20		5,675,000	5,652,599
3.15%	12/01/22		2,000,000	2,008,507
Roche Holdings, Inc.
2.25%	09/30/19	[2]	3,710,000	3,701,211
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[3]	5,865,000	5,840,348
2.40%	09/23/21	[3]	1,500,000	1,482,177
Sutter Health, Series 13-C
2.29%	08/15/53		1,525,000	1,501,466
Tenet Healthcare Corp.
4.75%	06/01/20		340,000	344,250
6.00%	10/01/20		1,485,000	1,542,544
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
3.38%	03/19/21	[1]	2,685,000	2,676,909

				79,619,381

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials — 2.18%
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	$5,660,000	$5,688,461
Bemis Co., Inc.
6.80%	08/01/19		4,180,000	4,233,633
Clean Harbors, Inc.
5.13%	06/01/21		243,000	244,215
General Electric Co. (GMTN)
2.20%	01/09/20		2,000,000	1,987,499
4.63%	01/07/21		1,030,000	1,056,985
6.00%	08/07/19		2,281,000	2,305,228
General Electric Co. (MTN)
4.65%	10/17/21		1,835,000	1,902,620
(LIBOR USD 3-Month plus 0.38%)
3.11%	05/05/26	[1]	5,180,000	4,549,133
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[1]	2,182,000	1,669,383
Ingersoll-Rand Co.
9.00%	08/15/21		1,100,000	1,232,245
L3 Technologies, Inc.
4.95%	02/15/21		1,525,000	1,569,384
Siemens Financieringsmaatschappij NV (Netherlands)
1.30%	09/13/19	[2,3]	6,500,000	6,465,173
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
3.33%	08/16/21	[1]	7,250,000	7,254,844
WestRock MWV LLC
7.38%	09/01/19		5,850,000	5,953,930
WestRock RKT LLC
3.50%	03/01/20		1,000,000	1,005,011

				47,117,744

Information Technology — 0.41%
Analog Devices, Inc.
2.85%	03/12/20		4,030,000	4,032,473
Broadcom Corp./Broadcom Cayman
Finance Ltd.
2.38%	01/15/20		4,750,000	4,725,938

				8,758,411

Insurance — 0.42%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
3.03%	03/29/21	[1]	4,000,000	3,996,939
Metropolitan Life Global Funding I
3.38%	01/11/22	[2]	1,550,000	1,573,557
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[2,6]	3,550,000	3,532,250

				9,102,746

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 0.37%
Georgia-Pacific LLC
2.54%	11/15/19	[2]	$8,000,000	$7,988,396

Real Estate Investment Trust (REIT) — 3.98%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		8,800,000	8,786,530
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		6,040,000	6,056,728
Boston Properties LP
5.63%	11/15/20		2,260,000	2,345,402
Digital Realty Trust LP
3.63%	10/01/22		2,430,000	2,465,237
Duke Realty LP
3.88%	02/15/21		6,385,000	6,482,734
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		3,240,000	3,294,464
4.88%	11/01/20		4,210,000	4,293,225
HCP, Inc.
2.63%	02/01/20		10,765,000	10,738,976
Healthcare Trust of America Holdings LP
3.38%	07/15/21		425,000	426,383
Host Hotels & Resorts LP
6.00%	10/01/21		3,500,000	3,703,629
National Retail Properties, Inc.
3.80%	10/15/22		2,990,000	3,058,410
Realty Income Corp.
3.25%	10/15/22		3,000,000	3,051,947
Reckson Operating Partnership LP
7.75%	03/15/20		1,650,000	1,719,713
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[1]	5,000,000	4,979,141
UDR, Inc.
3.70%	10/01/20		3,000,000	3,031,560
UDR, Inc. (MTN)
4.63%	01/10/22		5,523,000	5,738,670
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		3,949,000	3,941,190
VEREIT Operating Partnership LP
4.13%	06/01/21		2,325,000	2,364,477
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	5,500,000	5,496,090
3.25%	10/05/20	[2]	4,000,000	4,031,588

				86,006,094

Retail — 0.88%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[2,3]	7,000,000	6,969,407

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 96

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.47%	04/17/20	[1]	$7,000,000	$7,001,612
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		5,000,000	4,991,828

				18,962,847

Services — 0.32%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22	[2,3]	5,761,000	6,039,256
Republic Services, Inc.
5.50%	09/15/19		850,000	858,985

				6,898,241

Transportation — 0.11%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		86,845	90,597
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		792,658	816,120
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		1,021,222	1,056,318
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		489,841	514,107

				2,477,142

Total Corporates
(Cost $739,966,348)				744,139,102

MORTGAGE-BACKED — 30.92%**
Non-Agency Commercial
Mortgage-Backed — 4.03%
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.79%	09/10/45	[2,6]	17,258,112	801,011
Commercial Mortgage Trust, Series
2013-LC6, Class ASB
2.48%	01/10/46		6,880,105	6,844,128
Core Industrial Trust, Series 2015-CALW,
Class A
3.04%	02/10/34	[2]	3,529,057	3,561,260
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	07/12/44	[2,6]	5,897,711	6,066,828
Four Times Square Trust Commercial
Mortgage Pass-Through Certificates,
Series 2006-4TS, Class A
5.40%	12/13/28	[2]	5,800,001	6,054,123
GE Business Loan Trust, Series 2006-2A,
Class A
(LIBOR USD 1-Month plus 0.18%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
2.66%	11/15/34	[1,2]	$1,719,739	$1,692,729
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
2.65%	04/15/35	[1,2]	874,683	858,313
GS Mortgage Securities Corp. II, Series 2013-KING, Class A
2.71%	12/10/27	[2]	4,049,530	4,043,625
GS Mortgage Securities Trust,
Series 2012-SHOP, Class A
2.93%	06/05/31	[2]	2,825,000	2,824,140
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[2]	308,216	307,033
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3SF
(LIBOR USD 1-Month plus 0.16%)
2.64%	05/15/47	[1]	1,667,356	1,671,204
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		4,969,562	5,112,094
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-C6, Class ASB
3.14%	05/15/45		10,064,682	10,151,087
Morgan Stanley Capital Barclays Bank Trust, Series 2016-MART, Class A
2.20%	09/13/31	[2]	4,565,000	4,504,141
Morgan Stanley Capital I Trust,
Series 2011-C1, Class A4
5.03%	09/15/47	[2,6]	2,693,404	2,761,583
OBP Depositor LLC Trust, Series 2010-OBP,
Class A
4.65%	07/15/45	[2]	3,855,000	3,902,847
One Lincoln Street Commercial Mortgage,
Series 2004-C3, Class A1
5.72%	10/15/30	[2,6]	8,910,298	9,779,986
UBS Commercial Mortgage Trust, Series
2019-C16, Class A1
2.74%	04/15/52	†	9,730,000	9,729,930
Vornado DP LLC Trust, Series 2010-VNO,
Class A1
2.97%	09/13/28	[2]	3,431,839	3,435,249
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class A
2.71%	03/18/28	[2,6]	2,855,000	2,841,904

				86,943,215

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 9.84%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
2.71%	02/25/37	[1]	$12,000,000	$11,808,604
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.93%	12/25/35	[1]	1,075,832	1,074,421
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.25%)
2.74%	12/25/35	[1]	4,448,624	4,449,987
Ameriquest Mortgage Securities Trust, Series 2006-R2, Class A1
(LIBOR USD 1-Month plus 0.18%)
2.66%	04/25/36	[1]	1,591,475	1,589,535
Amresco Residential Securities Corp. Mortgage Loan Trust, Series 1998-1, Class A5 (STEP-reset date 05/25/19)
7.22%	10/25/27		11,159	11,397
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	10/25/35	[1]	3,254,870	3,259,196
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		8,723,460	8,977,947
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
2.70%	03/27/36	[1,2]	4,220,391	4,204,286
Banc of America Funding Trust, Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	07/27/36	[1,2]	4,666,281	4,586,014
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[2,6]	10,828,215	10,624,930
BCAP LLC Trust, Series 2008-IND2, Class A1
(LIBOR USD 1-Month plus 1.65%)
4.14%	04/25/38	[1]	4,903,992	4,922,086
BCAP LLC Trust, Series 2013-RR5, Class 2A1
3.77%	03/26/37	[2,6]	3,949,642	3,995,385
Bear Stearns ARM Trust, Series 2004-3, Class 4A
4.33%	07/25/34	[6]	1,633,990	1,631,349
Chase Funding Trust, Series 2002-2, Class 2M1
(LIBOR USD 1-Month plus 0.90%)
3.39%	02/25/32	[1]	58,226	58,276

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Mortgage Finance Trust, Series 2007-A1, Class 8A1
4.69%	02/25/37	[6]	$7,666,272	$7,907,743
Chase Mortgage Finance Trust, Series 2007-A2, Class 2A3
4.51%	07/25/37	[6]	1,581,686	1,626,514
Chevy Chase Mortgage Funding LLC, Mortgage-Backed Certificates, Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
2.67%	05/25/36	[1,2]	862,336	851,498
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
3.57%	09/25/58	[1,2]	8,289,873	8,235,438
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
4.18%	02/25/34	[6]	114,995	112,905
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
3.79%	07/25/37	[1]	90,000	86,431
Conseco Finance Corp., Series 1998-2, Class A5
6.24%	12/01/28		2,248	2,279
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[6]	482,790	489,603
Countrywide Asset-Backed Certificates, Series 2005-11, Class MV2
(LIBOR USD 1-Month plus 0.49%)
2.98%	02/25/36	[1]	2,062,339	2,061,200
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.80%	08/25/34	[6]	12,199	11,929
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
4.37%	02/25/34	[6]	1,883,696	1,907,640
Credit Suisse Mortgage Capital, Series 2014-9R, Class 8A1
(LIBOR USD 1-Month plus 0.16%)
2.65%	10/27/36	[1,2]	727,925	724,750
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
2.55%	04/25/37	[1]	2,930,628	2,164,530
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.21%)
2.69%	03/19/45	[1]	913,860	885,881

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 98

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Encore Credit Receivables Trust, Series 2005-2, Class M2
(LIBOR USD 1-Month plus 0.69%)
3.18%	11/25/35	[1]	$3,292,367	$3,346,669
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
3.49%	08/25/34	[1]	837,810	819,046
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.39%	09/25/34	[6]	6,198	6,157
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
4.54%	02/25/35	[6]	770,180	780,496
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.93%	06/25/30	[1]	176,883	147,907
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	08/25/35	[1]	60,625	60,877
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
2.78%	02/25/36	[1]	8,458,034	8,352,487
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
4.46%	11/25/35	[6]	535,344	531,953
HSI Asset Securitization Corp. Trust, 2005-NC1, Class M1
(LIBOR USD 1-Month plus 0.77%)
3.25%	07/25/35	[1]	3,180,584	3,196,063
Impac CMB Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.13%	08/25/35	[1]	2,629,976	2,534,923
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.27%	12/25/34	[1]	271,740	235,089
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
3.29%	11/25/34	[1]	882,333	836,445
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		521,494	553,820
JPMorgan Mortgage Acquisition Trust, Series 2005-FRE1, Class A2F3 (STEP-reset date 05/25/19)
3.37%	10/25/35		1,271,747	1,278,167

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.77%	03/25/47	[1]	$50,000	$45,206
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
4.44%	07/25/35	[6]	1,075,067	1,088,471
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
4.69%	07/25/35	[6]	281,877	290,960
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		17,758	17,817
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		16,287	16,348
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[4,5,6]	114,128,403	2,104,368
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
4.27%	01/25/34	[6]	9,480	9,405
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
5.12%	01/25/34	[6]	46,226	46,277
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
4.47%	11/21/34	[6]	944,964	975,370
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
4.46%	04/25/34	[6]	132,638	133,406
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
3.62%	06/25/34	[6]	31,096	30,975
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		2,669,199	2,825,228
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		4,077,474	4,369,390
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		4,388,095	4,584,829
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		4,350,009	4,515,276
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.63%	10/25/32	[6]	212,167	216,083

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
2.67%	06/25/37	[1]	$11,428,464	$8,531,891
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
4.08%	08/25/34	[6]	1,372,619	1,379,784
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		1,661,984	1,414,120
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3
(LIBOR USD 1-Month plus 0.31%)
2.80%	08/25/36	[1]	8,390,000	8,405,960
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		1,009,405	1,154,335
Mid-State Capital Corp., Series 2006-1, Class A
5.79%	10/15/40	[2]	4,980,010	5,410,067
Mid-State Trust, Series 2010-W, Class A2
5.82%	02/15/36		623,270	670,506
Morgan Stanley ABS Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
3.42%	07/25/34	[1]	2,481,803	2,489,553
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
3.39%	07/25/34	[1]	237,448	237,874
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
(LIBOR USD 1-Month plus 1.25%)
3.74%	03/26/37	[1,2]	44,497	44,595
MortgageIT Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
3.09%	08/25/35	[1]	321,509	316,034
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	10/25/35	[1]	4,907,770	4,901,967
New Century Home Equity Loan Trust, Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.74%)
3.22%	07/25/35	[1]	1,030,064	1,033,124
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	02/25/36	[1]	9,524,390	9,444,704

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
3.46%	10/25/34	[1]	$5,890,428	$5,947,600
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1
(LIBOR USD 1-Month plus 0.75%)
3.24%	07/25/35	[1]	4,051,240	4,067,442
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.80%	03/25/35	[6]	2,538,581	1,676,586
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32		259,528	255,491
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32		807,851	790,115
Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2 (STEP-reset date 05/25/19)
3.34%	01/25/36		2,074,169	1,823,255
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
(LIBOR USD 1-Month plus 0.72%)
3.21%	10/25/35	[1]	1,791,798	1,796,372
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A5
(LIBOR USD 1-Month plus 0.14%)
2.63%	09/25/36	[1]	3,850,813	3,838,575
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A, Class 3A5
4.62%	09/25/33	[6]	693,687	700,539
Terwin Mortgage Trust, Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 0.55%)
3.04%	07/25/34	[1,2]	115,413	113,406
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
4.72%	01/25/33	[6]	104,467	107,246
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
4.38%	01/25/35	[6]	719,858	738,643
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		4,149,678	4,324,412
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.78%	10/25/45	[1]	2,595,771	2,556,144

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 100

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
2.82%	01/25/45	[1]	$413,194	$404,555
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
4.72%	09/25/34	[6]	1,075,727	1,109,564
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
4.80%	06/25/35	[6]	3,502,293	3,607,980
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
4.59%	05/25/35	[6]	100,486	102,329
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
4.95%	03/25/36	[6]	847,244	842,400

				212,448,430

U.S. Agency Commercial
Mortgage-Backed — 7.51%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.85%	08/25/24	[1]	3,831,672	3,827,099
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J19F, Class A1
2.91%	02/25/22		1,527,375	1,536,878
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J22F, Class A1
3.45%	05/25/23		11,302,147	11,533,703
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class A2
3.81%	08/25/20		6,001,294	6,077,006
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A2
4.33%	10/25/20	[6]	8,360,496	8,537,503
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class A1
1.98%	10/25/22		12,305,873	12,195,920
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF08, Class A
(LIBOR USD 1-Month plus 0.30%)
2.79%	01/25/22	[1]	4,870,612	4,867,600
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF17, Class A
(LIBOR USD 1-Month plus 0.55%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
3.04%	03/25/23	[1]	$1,964,889	$1,968,573
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF19, Class A
(LIBOR USD 1-Month plus 0.45%)
2.94%	06/25/23	[1]	10,764,222	10,769,929
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ03, Class A1
1.67%	01/25/21		3,563,868	3,521,832
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ14, Class A1
2.20%	11/25/23		5,873,038	5,798,041
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ18, Class A1
2.46%	03/25/22		5,228,953	5,210,416
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.71%	07/25/20	[1]	17,375,000	17,364,910
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS05, Class A
(LIBOR USD 1-Month plus 0.50%)
2.99%	01/25/23	[1]	11,913,418	11,927,581
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class A2H
3.02%	01/25/46	[6]	11,214,146	11,237,747
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative
Average plus 0.74%)
3.14%	05/25/44	[1]	4,388,735	4,392,361
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF32, Class A
(LIBOR USD 1-Month plus 0.37%)
2.86%	05/25/24	[1]	6,280,516	6,280,861
FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A
(LIBOR USD 1-Month plus 0.32%)
2.81%	02/25/20	[1]	8,245,000	8,239,020
FRESB Mortgage Trust, Series 2016-SB15, Class A5H
(LIBOR USD 1-Month plus 2.06%)
2.06%	03/25/36	[1]	11,307,597	11,222,055
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[6]	734,022	733,745

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[6]	$1,331,611	$1,333,290
Ginnie Mae, Series 2009-115, Class D
4.66%	01/16/50	[6]	5,690,518	5,847,690
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
3.04%	03/09/21	[1]	7,720,084	7,724,748

				162,148,508

U.S. Agency Mortgage-Backed — 9.54% Fannie Mae Pool 464321
4.36%	01/01/20		10,801,209	10,870,803
Fannie Mae Pool 466973
3.85%	01/01/21		13,433,700	13,735,226
Fannie Mae Pool 468764
4.16%	07/01/21		13,090,000	13,501,657
Fannie Mae Pool 469058
3.02%	02/01/22		5,035,007	5,079,653
Fannie Mae Pool 470606
2.99%	03/01/22		6,477,763	6,531,407
Fannie Mae Pool 567002
8.00%	05/01/23		20,444	21,523
Fannie Mae Pool 735861
6.50%	09/01/33		13,686	15,025
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
3.93%	04/01/34	[1]	189,339	191,253
Fannie Mae Pool 995182
5.50%	06/01/20		15,357	15,358
Fannie Mae Pool AD0538
6.00%	05/01/24		368,947	385,785
Fannie Mae Pool AE0083
6.00%	01/01/40		1,092,953	1,206,643
Fannie Mae Pool AL0851
6.00%	10/01/40		1,322,690	1,459,798
Fannie Mae Pool AL2206
3.73%	07/01/22		6,676,992	6,853,491
Fannie Mae Pool AN2059
1.64%	07/01/21		8,623,124	8,472,483
Fannie Mae Pool FN0001
3.77%	12/01/20		11,443,770	11,616,179
Fannie Mae REMICS, Series 1997-76, Class FS
LIBOR USD 1-Month
2.93%	09/17/27	[1]	15,329	15,065
Fannie Mae REMICS, Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.44%	10/25/31	[1]	$785,585	$805,176
Fannie Mae REMICS, Series 2003-130, Class HF
(LIBOR USD 1-Month plus 0.45%)
2.94%	12/25/33	[1]	242,574	242,671
Fannie Mae REMICS, Series 2003-134, Class FC
(LIBOR USD 1-Month plus 0.60%)
3.09%	12/25/32	[1]	4,869,467	4,906,347
Fannie Mae REMICS, Series 2005-59, Class NF
(LIBOR USD 1-Month plus 0.25%)
2.74%	05/25/35	[1]	2,496,175	2,487,320
Fannie Mae REMICS, Series 2007-61, Class AF
(LIBOR USD 1-Month plus 0.28%)
2.77%	03/25/37	[1]	1,191,194	1,189,534
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.96%	07/25/37	[1]	406,277	407,754
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		225,878	229,195
Fannie Mae REMICS, Series 2009-33, Class FB
(LIBOR USD 1-Month plus 0.82%)
3.31%	03/25/37	[1]	2,386,574	2,427,751
Fannie Mae REMICS, Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
3.69%	10/25/49	[1]	2,961,770	3,020,934
Fannie Mae REMICS, Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
3.39%	11/25/49	[1]	2,137,332	2,183,982
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
2.89%	10/25/40	[1]	1,401,071	1,402,833
Fannie Mae REMICS, Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
3.74%	11/25/36	[1]	8,423,931	1,318,577
Fannie Mae REMICS, Series 2010-39, Class FE
(LIBOR USD 1-Month plus 0.77%)
3.26%	06/25/37	[1]	4,534,018	4,593,567
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		1,082,997	1,156,361

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 102

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
3.25%	02/25/40	[1]	$1,669,910	$1,698,750
Fannie Mae REMICS, Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.11%	09/25/40	[1]	6,017,596	1,152,644
Fannie Mae REMICS, Series 2011-118, Class FB
(LIBOR USD 1-Month plus 0.45%)
2.94%	11/25/41	[1]	7,004,243	7,027,884
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
2.99%	05/25/37	[1]	2,953,782	2,960,901
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
3.01%	04/25/42	[1]	6,060,781	6,105,205
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
2.74%	07/25/42	[1]	5,443,371	5,450,714
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		320	332
Freddie Mac Gold Pool A45796
7.00%	01/01/33		5,624	6,159
Freddie Mac Gold Pool C46104
6.50%	09/01/29		7,474	8,281
Freddie Mac Gold Pool G13032
6.00%	09/01/22		399,457	410,539
Freddie Mac Gold Pool G13475
6.00%	01/01/24		53,712	55,220
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		464,525	502,932
Freddie Mac REMICS, Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
3.48%	06/15/31	[1]	7,578	7,777
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
3.08%	10/15/33	[1]	3,306,788	3,328,394
Freddie Mac REMICS, Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
2.78%	04/15/35	[1]	3,279,563	3,280,488

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3084, Class FN
(LIBOR USD 1-Month plus 0.50%)
2.98%	12/15/34	[1]	$2,155,322	$2,156,289
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		224,099	246,658
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.78%	08/15/35	[1]	857,994	854,802
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
2.78%	08/15/35	[1]	2,212,635	2,204,403
Freddie Mac REMICS, Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
3.42%	06/15/38	[1]	471,625	478,664
Freddie Mac REMICS, Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
3.38%	05/15/39	[1]	441,324	448,894
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		146,951	160,065
Freddie Mac REMICS, Series 3792,
Class DF
(LIBOR USD 1-Month plus 0.40%)
2.88%	11/15/40	[1]	493,222	489,957
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
2.88%	04/15/29	[1]	85,175	85,209
Freddie Mac REMICS, Series 4060,
Class FJ
(LIBOR USD 1-Month plus 0.35%)
2.83%	02/15/41	[1]	6,336,862	6,319,726
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
2.88%	05/15/32	[1]	1,385,102	1,387,418
Freddie Mac REMICS, Series 4235, Class FA
(LIBOR USD 1-Month plus 0.35%)
2.83%	01/15/34	[1]	1,347,766	1,349,001
Freddie Mac Strips, Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
2.78%	07/15/36	[1]	2,454,171	2,443,107
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
2.98%	06/15/42	[1]	$3,698,299	$3,711,124
Freddie Mac Strips, Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
2.98%	11/15/43	[1]	16,230,607	16,245,565
Ginnie Mae II Pool 1849
8.50%	08/20/24		289	291
Ginnie Mae II Pool 2020
8.50%	06/20/25		469	504
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,105	1,207
Ginnie Mae II Pool 2487
8.50%	09/20/27		8,346	9,088
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	04/20/27	[1]	16,748	17,245
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.38%	03/20/32	[1]	35,239	35,262
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/32	[1]	10,273	10,650
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.75%	07/20/34	[1]	331,896	342,134
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.00%)
3.88%	01/20/35	[1]	10,256	10,363
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.50%	02/20/25	[1]	13,571	13,668
Ginnie Mae, Series 2003-11, Class FK
(LIBOR USD 1-Month plus 0.30%)
2.78%	02/16/33	[1]	998,380	997,223
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.31%	05/20/37	[1]	5,120,992	681,945
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
2.79%	07/20/38	[1]	766,517	766,030
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		2,589,884	2,517,894
NCUA Guaranteed Notes Trust, Series 2011-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
2.93%	01/08/20	[1]	$2,491,385	$2,497,378
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.93%	10/07/20	[1]	8,985,114	8,983,511
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
3.04%	12/08/20	[1]	7,403,805	7,442,558
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
3.04%	12/08/20	[1]	3,343,346	3,355,900
NCUA Guaranteed Notes Trust, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
2.89%	03/11/20	[1]	1,376,592	1,379,976

				205,983,280

Total Mortgage-Backed
(Cost $663,347,186)				667,523,433

U.S. TREASURY SECURITIES — 24.27%
U.S. Treasury Notes — 24.27%
U.S. Treasury Notes
2.25%	03/31/21		161,053,000	160,990,089
2.50%	01/31/21		100,605,000	100,959,838
2.50%	02/28/21		35,845,000	35,987,820
2.50%	01/15/22		224,550,000	226,098,167

Total U.S. Treasury Securities
(Cost $521,738,241)				524,035,914

Total Bonds – 98.18%
(Cost $2,108,474,506)				2,119,886,151

Issues	Shares	Value
COMMON STOCK — 0.04%
Electric — 0.04%
Homer City Holdings
LLC[2,4,5,7]	106,501	905,259

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions – 0.00%
(Cost $939,000)		3,615

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 104

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.61%
Commercial Paper — 0.28%
Ford Motor Credit Co. LLC
3.14%[8]	04/04/19	$6,000,000	$5,996,968

Money Market Funds — 2.31%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[9]		49,961,000	49,961,000

U.S. Treasury Bills — 7.02%
U.S. Treasury Bills
2.41%[8,10]	06/20/19	3,693,000	3,673,649
2.42%[8]	04/16/19	22,000,000	21,977,908
2.42%[8]	04/23/19	126,000,000	125,816,407

			151,467,964

Total Short-Term Investments (Cost $207,424,997)			207,425,932

Issues			Value
Total Investments Before Written Swaptions – 107.83%
(Cost $2,322,917,163)			2,328,220,957

Written Swaptions – 0.00%
(Cost $(540,000))			(1,257)

Liabilities in Excess of Other Assets – (7.83)%			(169,091,772)

Net Assets – 100.00%			$2,159,127,928

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $5,286,312, which is 0.24% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of March 31, 2019.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $3,673,427.

†

Fair valued security. The aggregate value of fair valued securities is $9,729,930, which is 0.45% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	3,981	06/28/19	$848,326,219	$3,333,034	$3,333,034
U.S. Treasury Five Year Note	402	06/28/19	46,562,906	433,707	433,707

			894,889,125	3,766,741	3,766,741

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	379	06/06/19	(56,659,136)	(463,484)	(463,484)

TOTAL FUTURES CONTRACTS			$838,229,989	$3,303,257	$3,303,257

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2019

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2019

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3 month USD LIBOR	Quarterly	6.00%	Quarterly	$30,000,000	$3,615	$939,000	$(935,385)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3 month USD LIBOR	Quarterly	$(30,000,000)	$(1,257)	$(540,000)	$538,743

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	11/21/21	3.07%	Semi-annually	3-month USD LIBOR	Quarterly	$120,225	$1,886,294	$—	$1,886,294

Interest Rate Swap[1]	Call	11/21/24	3 month USD LIBOR	Quarterly	3.08%	Semi-annually	49,425	(1,879,134)	—	(1,879,134)
TOTAL SWAPS CONTRACTS							$169,650	$ 7,160	$—	$ 7,160

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 106

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.40%
ASSET-BACKED SECURITIES — 12.93%**
A Voce CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.95%	07/15/26	[1,2,3]	$223,914	$223,952
Atrium XII, Series 12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
3.59%	04/22/27	[1,2,3]	165,000	164,170
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	01/20/28	[1,2,3]	250,000	248,197
Barings CLO Ltd., Series 2018-3A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.71%	07/20/29	[1,2,3]	250,000	248,179
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.04%	01/25/35	[2,3]	170,007	168,609
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
3.83%	06/09/30	[1,2,3]	250,000	249,920
Crystal River CDO, Series 2005-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,4,5]	419,900	35,867
Dryden 30 Senior Loan Fund, Series 2013-30A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.50%	11/15/28	[1,2,3]	250,000	248,166
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.29%	04/26/32	[2,3]	645,000	647,178
Flagship CLO VIII Ltd., Series 2014-8A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.63%	01/16/26	[1,2,3]	110,000	109,717
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[1,3]	162,667	160,824
Higher Education Funding I, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
3.70%	05/25/34	[2,3]	454,562	458,036
LCM XX LP, Series 20A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.80%	10/20/27	[1,2,3]	200,000	199,747

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Magnetite VII Ltd., Series 2012-7A, Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.59%	01/15/28	[1,2,3]	$250,000	$245,990
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
3.44%	11/25/48	[2,3]	500,000	497,375
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	01/15/28	[1,2,3]	250,000	249,500
Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	10/20/26	[1,2,3]	240,000	238,996
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	338,214	94,700
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.60%	03/28/46	[2,3]	771,611	778,967
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.97%	08/15/31	[2]	191,808	178,372
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
3.24%	07/25/39	[2]	363,712	345,185
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
3.32%	10/25/64	[2,3]	270,000	268,416
SLM Student Loan Trust, Series 2005-9, Class B
(LIBOR USD 3-Month plus 0.30%)
3.07%	01/25/41	[2]	277,670	263,550
SLM Student Loan Trust, Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
3.52%	10/27/70	[2]	215,000	201,485
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
3.42%	01/25/22	[2]	213,894	212,723
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	01/25/83	[2]	340,000	327,851

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2019

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	04/26/83	[2]	$340,000	$ 325,980
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	04/25/73	[2]	340,000	345,539
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/25/73	[2]	235,000	238,824
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	340,000	346,564
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	340,000	346,478
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[2]	340,000	348,236
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
3.64%	10/25/34	[2]	310,000	313,711
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	3,†	330,055	380,026
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[3]	336,459	389,624
Treman Park CLO Ltd., Series 2015-1A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
3.83%	10/20/28	[1,2,3]	450,000	450,575
Voya CLO Ltd., Series 2015-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.74%	07/23/27	[1,2,3]	175,000	174,112
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	04/25/40	[2,3]	300,000	292,821

Total Asset-Backed Securities (Cost $11,433,288)				11,018,162

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 34.93%*
Automotive — 0.06%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.
6.25%	05/15/26	[3]	$ 50,000	$ 51,125

Banking — 4.27%
Bank of America Corp.
2.74%	01/23/22	[6]	270,000	269,033
3.00%	12/20/23	[6]	476,000	474,328
3.71%	04/24/28	[6]	440,000	440,788
Bank of America Corp. (MTN)
4.27%	07/23/29	[6]	80,000	83,317
Bank of New York Mellon Corp. (The) (MTN)
2.66%	05/16/23	[6]	250,000	248,368
JPMorgan Chase & Co.
3.22%	03/01/25	[6]	420,000	420,379
3.90%	07/15/25		250,000	260,190
4.02%	12/05/24	[6]	220,000	228,419
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[1,6]	200,000	195,097
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[1]	165,000	163,615
3.37%	01/05/24	[1,6]	200,000	195,663
4.80%	11/15/24	[1,6]	75,000	77,257
Wells Fargo & Co.
3.00%	04/22/26		145,000	141,130
3.00%	10/23/26		250,000	244,006
(LIBOR USD 3-Month plus 1.23%)
3.97%	10/31/23	[2]	150,000	153,395
Wells Fargo & Co. (MTN)
2.63%	07/22/22		45,000	44,696

				3,639,681

Communications — 3.70%
AT&T, Inc.
4.80%	06/15/44		350,000	343,071
5.25%	03/01/37		265,000	279,639
CBS Corp.
3.38%	02/15/28		150,000	143,026
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%	05/01/27	[3]	48,000	48,362
Charter Communications Operating LLC/ Charter Communications Operating Capital
6.48%	10/23/45		200,000	225,070
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[1,3]	38,000	39,140

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 108

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Comcast Corp.
2.35%	01/15/27		$100,000	$ 93,529
CommScope Finance LLC
6.00%	03/01/26	[3]	51,000	52,880
CSC Holdings LLC
6.50%	02/01/29	[3]	77,000	82,149
Discovery Communications LLC
2.80%	06/15/20	[3]	150,000	149,371
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[1]	145,000	129,413
8.50%	10/15/24	[1,3]	31,000	30,167
9.75%	07/15/25	[1,3]	40,000	40,812
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	70,000	88,781
Level 3 Financing, Inc.
5.38%	01/15/24		40,000	40,844
5.38%	05/01/25		90,000	91,377
Qwest Corp.
6.88%	09/15/33		50,000	50,000
7.25%	09/15/25		70,000	75,338
Sirius XM Radio, Inc.
3.88%	08/01/22	[3]	75,000	74,906
Sprint Capital Corp.
8.75%	03/15/32		29,000	30,559
Sprint Communications, Inc.
7.00%	03/01/20	[3]	30,000	30,863
Sprint Corp.
7.63%	02/15/25		25,000	25,563
7.63%	03/01/26		23,000	23,368
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	125,000	124,819
4.74%	03/20/25	[3]	200,000	202,750
T-Mobile USA, Inc.
4.50%	02/01/26		45,000	44,944
4.75%	02/01/28		45,000	44,719
6.00%	04/15/24		40,000	41,650
Verizon Communications, Inc.
4.02%	12/03/29	[3]	200,000	206,191
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[1]	100,000	101,738
Warner Media LLC
3.88%	01/15/26		200,000	200,867

				3,155,906

Consumer Discretionary — 0.90%
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		145,000	147,579

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Bacardi Ltd. (Bermuda)
5.30%	05/15/48	[1,3]	$100,000	$ 96,005
BAT Capital Corp.
4.54%	08/15/47		75,000	65,906
Central Garden & Pet Co.
5.13%	02/01/28		31,000	28,907
6.13%	11/15/23		40,000	41,800
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.00%	06/01/24	[3]	41,000	41,923
Reynolds American, Inc.
4.45%	06/12/25		175,000	180,047
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A.
(LIBOR USD 3-Month plus 3.50%)
6.29%	07/15/21	[2,3]	165,000	166,031

				768,198

Electric — 2.96%
Duke Energy Carolinas LLC
3.75%	06/01/45		355,000	347,998
Entergy Texas, Inc.
3.45%	12/01/27		250,000	244,925
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
3.22%	05/04/21	[2]	485,000	484,977
Pennsylvania Electric Co.
5.20%	04/01/20		400,000	406,414
Puget Energy, Inc.
6.00%	09/01/21		250,000	265,811
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	487,760
Southwestern Electric Power Co., Series K
2.75%	10/01/26		300,000	285,297

				2,523,182

Energy — 4.00%
Antero Resources Corp.
5.00%	03/01/25		74,000	73,075
5.13%	12/01/22		30,000	30,309
Centennial Resource Production LLC
6.88%	04/01/27	[3]	40,000	40,492
Cheniere Energy Partners LP
5.25%	10/01/25		45,000	46,181
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[3]	10,000	9,625

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2019

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Operating LP
5.50%	06/01/27		$ 3,000	$ 3,256
5.88%	01/15/24		70,000	76,763
6.25%	04/15/49		157,000	176,086
EQM Midstream Partners LP
4.13%	12/01/26		350,000	326,259
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	200,000	201,026
Gulfport Energy Corp.
6.38%	05/15/25		13,000	11,814
KazMunayGas National Co. JSC, Series REGS (Kazakhstan)
5.38%	04/24/30	[1]	200,000	210,180
Kinder Morgan, Inc.
4.30%	03/01/28		175,000	181,063
Matador Resources Co.
5.88%	09/15/26		15,000	15,037
NiSource, Inc.
2.65%	11/17/22		150,000	147,896
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[3]	10,000	9,900
5.38%	01/15/25	[3]	35,000	35,087
Peru LNG SRL, Series REGS (Peru)
5.38%	03/22/30	[1]	200,000	207,920
Petroleos Mexicanos (Mexico)
6.50%	03/13/27	[1]	45,000	45,315
6.50%	01/23/29	[1]	230,000	228,333
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		125,000	130,722
Range Resources Corp.
4.88%	05/15/25		10,000	9,325
5.00%	03/15/23		43,000	42,301
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	142,000	145,727
Ruby Pipeline LLC
6.00%	04/01/22	[3]	168,182	166,357
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		200,000	199,252
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29	[3]	77,000	83,834
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	150,000	147,803
TransMontaigne Partners LP/ TLP Finance Corp.
6.13%	02/15/26		45,000	42,525
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[1,3]	29,295	29,881

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	$ 38,745	$ 39,423
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	87,000	90,697
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	15,200	15,675
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		27,000	27,844
6.88%	09/01/27	[3]	22,000	22,468
Williams Cos., Inc. (The)
3.70%	01/15/23		110,000	112,045
WPX Energy, Inc.
5.75%	06/01/26		30,000	30,563

				3,412,059

Finance — 3.01%
Citigroup, Inc.
3.67%	07/24/28	[6]	405,000	404,401
Ford Motor Credit Co. LLC
3.16%	08/04/20		275,000	273,352
3.20%	01/15/21		175,000	172,569
8.13%	01/15/20		300,000	310,942
(LIBOR USD 3-Month plus 1.27%)
3.87%	03/28/22	[2]	115,000	111,169
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[1]	225,000	222,253
General Motors Financial Co., Inc.
3.55%	04/09/21		95,000	95,556
Goldman Sachs Group, Inc. (The)
3.69%	06/05/28	[6]	200,000	198,851
3.81%	04/23/29	[6]	145,000	143,775
4.22%	05/01/29	[6]	45,000	46,005
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
3.69%	07/22/22	[2]	500,000	502,782
Nationwide Building Society (United Kingdom)
3.77%	03/08/24	[1,3,6]	85,000	84,676

				2,566,331

Food — 0.93%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[2]	140,000	139,712
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	22,000	19,827
General Mills, Inc.
4.20%	04/17/28		145,000	150,812

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 110

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Kraft Heinz Foods Co.
4.63%	01/30/29		$190,000	$195,623
5.00%	06/04/42		94,000	89,072
Kroger Co. (The)
4.50%	01/15/29		85,000	87,101
Post Holdings, Inc.
5.63%	01/15/28	[3]	20,000	19,925
5.75%	03/01/27	[3]	49,000	49,429
Tyson Foods, Inc.
4.00%	03/01/26		40,000	40,937

				792,438

Gaming — 0.25%
Churchill Downs, Inc.
4.75%	01/15/28	[3]	60,000	57,375
5.50%	04/01/27	[3]	102,000	103,433
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
6.13%	08/15/21	[3]	50,000	50,125

				210,933

Health Care — 5.49%
AbbVie, Inc.
3.60%	05/14/25		100,000	100,316
4.50%	05/14/35		50,000	48,984
Amgen, Inc.
4.40%	05/01/45		200,000	196,369
Anthem, Inc.
3.65%	12/01/27		145,000	144,903
Bausch Health Americas, Inc.
9.25%	04/01/26	[3]	7,000	7,665
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[1,3]	124,000	127,100
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	200,000	198,922
Bayer U.S. Finance LLC
2.38%	10/08/19	[3]	200,000	199,476
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
3.48%	12/29/20	[2]	187,000	187,020
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	75,000	74,625
Celgene Corp.
5.00%	08/15/45		320,000	338,649
Centene Corp.
4.75%	01/15/25		25,000	25,563
5.38%	06/01/26	[3]	52,000	54,343
5.63%	02/15/21		43,000	43,699

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
CHS/Community Health Systems, Inc.
8.00%	03/15/26	[3]	$ 18,000	$ 17,325
8.63%	01/15/24	[3]	14,000	14,070
Cigna Corp.
4.13%	11/15/25	[3]	375,000	388,469
CVS Health Corp.
5.05%	03/25/48		240,000	242,142
Elanco Animal Health, Inc.
4.90%	08/28/28	[3]	160,000	170,012
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	400,000	404,805
5.63%	07/31/19	[3]	300,000	301,954
Fresenius U.S. Finance II, Inc.
4.25%	02/01/21	[3]	150,000	151,841
Gilead Sciences, Inc.
4.15%	03/01/47		205,000	198,121
HCA, Inc.
4.75%	05/01/23		30,000	31,575
5.25%	04/15/25		12,000	12,902
5.38%	02/01/25		18,000	19,125
5.88%	02/01/29		32,000	34,518
6.50%	02/15/20		54,000	55,593
Hologic, Inc.
4.63%	02/01/28	[3]	55,000	53,487
Humana, Inc.
2.90%	12/15/22		195,000	193,911
Molina Healthcare, Inc.
5.38%	11/15/22		83,000	86,113
Shire Acquisitions Investments Ireland DAC
(Ireland)
1.90%	09/23/19	[1]	300,000	298,739
Teleflex, Inc.
4.63%	11/15/27		10,000	9,925
Tenet Healthcare Corp.
4.63%	07/15/24		46,000	46,244
4.75%	06/01/20		60,000	60,750
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.70%	07/19/19	[1]	63,000	62,662
WellCare Health Plans, Inc.
5.25%	04/01/25		77,000	79,984

				4,681,901

Industrials — 2.53%
Amcor Finance USA, Inc.
4.50%	05/15/28	[3]	145,000	152,426
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
7.25%	05/15/24	[1,3]	75,000	79,290

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2019

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BAE Systems Holdings, Inc.
2.85%	12/15/20	[3]	$200,000	$199,426
Ball Corp.
4.00%	11/15/23		30,000	30,337
Berry Global, Inc.
4.50%	02/15/26	[3]	13,000	12,385
5.13%	07/15/23		6,000	6,122
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		21,000	20,370
General Electric Co. (GMTN)
4.63%	01/07/21		100,000	102,620
5.50%	01/08/20		160,000	162,959
General Electric Co. (MTN)
4.65%	10/17/21		50,000	51,843
5.55%	01/05/26		130,000	139,399
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[2]	600,000	459,042
Graphic Packaging International LLC
4.88%	11/15/22		55,000	56,237
L3 Technologies, Inc.
4.40%	06/15/28		145,000	151,848
Northrop Grumman Corp.
3.20%	02/01/27		150,000	147,795
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	15,000	14,756
Sealed Air Corp.
5.50%	09/15/25	[3]	70,000	73,864
Silgan Holdings, Inc.
4.75%	03/15/25		60,000	59,175
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)
7.75%	04/15/26	[1,3]	55,000	47,713
WRKCo, Inc.
4.65%	03/15/26		175,000	185,601

				2,153,208

Information Technology — 0.32%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		200,000	198,987
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[3]	28,000	27,595
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	43,000	43,511

				270,093

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance — 1.02%
Farmers Exchange Capital II
6.15%	11/01/53	[3,6]	$450,000	$471,014
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[3,6]	400,000	398,000

				869,014

Materials — 0.37%
Indonesia Asahan Aluminum Persero PT (Indonesia)
6.53%	11/15/28	[1,3]	200,000	228,702
International Flavors & Fragrances, Inc.
5.00%	09/26/48		40,000	42,001
Valvoline, Inc.
5.50%	07/15/24		40,000	40,852

				311,555

Real Estate Investment Trust (REIT) — 2.60%
Alexandria Real Estate Equities, Inc.
3.45%	04/30/25		200,000	199,566
American Campus Communities Operating Partnership LP
3.35%	10/01/20		125,000	125,346
Boston Properties LP
2.75%	10/01/26		200,000	189,678
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		200,000	204,990
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		65,000	68,463
5.38%	04/15/26		205,000	214,717
HCP, Inc.
3.88%	08/15/24		325,000	332,675
SL Green Realty Corp.
4.50%	12/01/22		200,000	206,875
Ventas Realty LP
4.40%	01/15/29		250,000	260,569
Welltower, Inc.
3.75%	03/15/23		400,000	410,477

				2,213,356

Retail — 0.98%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[1,3]	45,000	44,551
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[1,3]	20,000	19,850
Dollar Tree, Inc. (LIBOR USD 3-Month plus 0.70%)
3.47%	04/17/20	[2]	250,000	250,058
Home Depot, Inc. (The)
3.90%	12/06/28		50,000	52,934

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 112

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Rite Aid Corp.
6.13%	04/01/23	[3]	$ 72,000	$ 59,670
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		400,000	406,487

				833,550

Services — 0.29%
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	7,000	7,011
4.75%	08/01/28	[1]	35,000	36,665
5.00%	11/01/22	[1,3]	170,000	178,211
Matthews International Corp.
5.25%	12/01/25	[3]	30,000	28,987

				250,874

Transportation — 1.25%
Avolon Holdings Funding Ltd. (Cayman Islands)
5.13%	10/01/23	[1,3]	56,000	57,120
Continental Airlines Pass-Through Trust, Series 2007-1, Class B
6.90%	04/19/22		573,137	592,480
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		290,604	309,508
Union Pacific Corp.
3.95%	09/10/28		100,000	105,276

				1,064,384

Total Corporates (Cost $29,385,878)				29,767,788

FOREIGN GOVERNMENT OBLIGATIONS — 1.14%
Foreign Government Obligations — 1.14%
Argentine Republic Government International Bond (Argentina)
6.88%	04/22/21	[1]	150,000	137,325
Bahrain Government International Bond, Series REGS (Bahrain)
7.00%	10/12/28	[1]	200,000	215,500
Brazilian Government International Bond (Brazil)
4.63%	01/13/28	[1]	200,000	201,952
Qatar Government International Bond (Qatar)
4.50%	04/23/28	[1]	200,000	214,750

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Republic of South Africa Government International Bond (South Africa)
4.88%	04/14/26	[1]	$200,000	$198,827

Total Foreign Government Obligations (Cost $932,974)				968,354

MORTGAGE-BACKED — 40.62%**
Non-Agency Commercial
Mortgage-Backed — 3.96%
Banc of America Commercial Mortgage Trust, Series 2007-5, Class AJ
5.76%	02/10/51	[6]	178,782	170,801
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[3,6]	140,000	150,012
Banc of America Merrill Lynch Trust, Series 2011-FSHN, Class A
4.42%	07/11/33	[3]	100,000	102,771
CALI Mortgage Trust, Series 2019-101C, Class A
3.96%	03/10/39	[3]	210,000	221,515
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A
3.37%	03/13/35	[3]	80,000	81,216
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.79%	09/10/45	[3,6]	1,609,651	74,710
COBALT CMBS Commercial Mortgage Trust, Series 2007-C2, Class X (IO)
0.29%	04/15/47	[3,6]	6,822,927	17,605
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.61%	07/10/38	[6]	262,825	264,642
Commercial Mortgage Trust, Series 2013-CR12, Class XA (IO)
1.17%	10/10/46	[6]	1,953,209	83,019
Commercial Mortgage Trust, Series 2014-UBS5, Class XA (IO)
1.01%	09/10/47	[4,5,6]	2,755,571	84,218
Commercial Mortgage Trust, Series 2015-CR26, Class XA (IO)
0.96%	10/10/48	[4,5,6]	3,381,273	166,142
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AJ
5.63%	01/15/49	[6]	23,268	23,421
GS Mortgage Securities Trust, Series 2012-GC6, Class XB (IO)
0.20%	01/10/45	[3,6]	5,749,132	35,560
GS Mortgage Securities Trust, Series 2013-GC12, Class XA (IO)
1.43%	06/10/46	[6]	7,549,732	337,108

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA (IO)
1.09%	11/15/45	[6]	$2,965,521	$ 121,211
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class XA (IO)
0.97%	11/15/47	[6]	3,090,617	103,399
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class XA (IO)
0.11%	01/15/46	[6]	8,273,767	37,576
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.27%	04/15/46	[6]	1,538,850	66,086
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A
3.73%	01/05/31	[3]	95,000	97,898
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		212,638	212,794
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2A
3.66%	01/05/43	[3,6]	120,000	120,223
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA (IO)
2.07%	05/10/45	[3,6]	1,817,822	92,618
UBS Commercial Mortgage Trust, Series 2018-C12, Class A1
3.29%	08/15/51		447,674	452,999
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.73%	11/15/44	[3,6]	3,562,080	121,307
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA (IO)
1.88%	11/15/45	[3,6]	1,093,684	61,131
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA (IO)
0.74%	06/15/46	[6]	3,115,344	78,771

				3,378,753

Non-Agency Mortgage-Backed — 27.20%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.64%	06/25/36	[2]	1,469,568	1,183,016
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		51,074	48,667
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		336,093	321,835

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.69%	11/27/37	[3,6]	$276,963	$277,197
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.05%	01/25/35	[2]	109,120	108,926
Chase Mortgage Finance Trust, Series 2007-A1, Class 8A1
4.69%	02/25/37	[6]	115,448	119,084
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[6]	257,570	273,721
Conseco Finance Corp., Series 1998-3, Class A6
6.76%	03/01/30		185,058	191,983
Conseco Finance Corp., Series 1998-4, Class A6
6.53%	04/01/30	[6]	250,772	261,993
Conseco Finance Corp., Series 1998-4, Class A7
6.87%	04/01/30	[6]	124,175	130,406
Conseco Finance Corp., Series 1999-5, Class A5
7.86%	03/01/30	[6]	79,945	56,616
Conseco Finance Home Equity Loan Trust, Series 2002-C, Class BF1
8.00%	06/15/32	[6]	297,330	301,304
Conseco Finance Home Equity Loan Trust, Series 2002-C, Class BF2
8.00%	06/15/32	[3,6]	445,498	459,437
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[6]	59,768	60,611
Credit Suisse Mortgage Capital, Series 2014-4R, Class 16A1
(LIBOR USD 1-Month plus 0.20%)
2.69%	02/27/36	[2,3]	56,736	56,879
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2B (STEP-reset date 05/25/19)
4.04%	02/25/37		1,075,188	823,848
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2C (STEP-reset date 05/25/19)
4.04%	02/25/37		355,035	272,008
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB3, Class A3 (STEP-reset date 05/25/19)
3.82%	03/25/37		1,055,414	550,550

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 114

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
2.60%	12/25/37	[2]	$ 668,467	$ 573,477
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.71%	01/25/38	[2]	2,233,020	1,674,686
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.59%	03/25/37	[2]	743,184	501,295
GMACM Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
4.25%	04/19/36	[6]	348,260	316,851
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A7
0.00%	01/25/47	4,8,†	2,140,000	—
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
4.37%	05/25/37	[6]	460,377	414,540
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		364,850	328,166
Impac CMB Trust, Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
3.11%	09/25/34	[2]	282,732	279,688
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
3.77%	12/25/35	[6]	408,581	380,218
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
(LIBOR USD 1-Month plus 0.19%)
2.68%	04/25/37	[2]	1,636,563	1,537,974
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		169,820	171,221
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A4
6.75%	02/25/28		71,489	72,201
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		89,051	94,571
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A5
6.96%	09/25/28	[6]	214,642	225,578

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP-reset date 05/25/19)
4.20%	03/25/47		$ 861,455	$ 635,618
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		165,747	157,312
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		76,623	74,276
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[6]	3,325	3,339
Lehman XS Trust, Series 2006-13, Class 1A2
(LIBOR USD 1-Month plus 0.17%)
2.66%	09/25/36	[2]	150,837	147,485
Lehman XS Trust, Series 2006-9, Class A1B
(LIBOR USD 1-Month plus 0.16%)
2.65%	05/25/46	[2]	102,019	169,369
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.77%	05/25/37	[2]	1,810,500	1,563,391
Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.82%	04/25/37	[2,4,5]	1,696,107	157,336
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
3.65%	08/25/35	[2]	709,726	708,218
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		592,467	677,534
Mid-State Capital Corp., Series 2004-1, Class M1
6.50%	08/15/37		409,754	433,519
Mid-State Capital Corp., Series 2005-1, Class A
5.75%	01/15/40		173,028	186,845
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		9,533	10,704
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
4.09%	09/25/34	[6]	291,165	288,152
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[6]	2,434,066	1,029,396

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[6]	$ 190,083	$ 196,467
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		310,117	322,086
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[6]	836,248	656,309
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[6]	323,428	335,198
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.80%	03/25/35	[6]	325,570	215,020
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
2.73%	12/25/36	[2,3]	1,515,021	1,009,909
Specialty Underwriting & Residential Finance Trust, Series 2006-AB3, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.64%	09/25/37	[2]	579,388	353,273
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
4.44%	09/25/34	[6]	360,604	357,098
Terwin Mortgage Trust, Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 0.55%)
3.04%	07/25/34	[2,3]	98,925	97,205
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)
3.07%	07/25/45	[2]	83,652	83,308
Wells Fargo Home Equity Asset-Backed Securities, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
2.81%	03/25/37	[2]	1,500,000	1,242,164

				23,179,078

U.S. Agency Commercial
Mortgage-Backed — 3.96%
Fannie Mae-Aces, Series 2006-M2, Class A2A
5.27%	10/25/32	[6]	347,024	359,419
Fannie Mae-Aces, Series 2011-M5, Class X (IO)
1.18%	07/25/21	[6]	3,962,082	84,917
Fannie Mae-Aces, Series 2012-M13, Class X2 (IO)
0.64%	05/25/22	[6]	21,596,281	342,464

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2012-M14, Class X2 (IO)
0.42%	09/25/22	[6]	$5,087,206	$ 59,139
Fannie Mae-Aces, Series 2016-M11, Class AL
2.94%	07/25/39		333,678	332,377
Fannie Mae-Aces, Series 2016-M11, Class X2 (IO)
2.68%	07/25/39	[6]	1,911,063	74,246
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X3 (IO)
1.97%	07/25/40	[6]	850,000	51,261
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K022, Class X3 (IO)
1.81%	08/25/40	[6]	850,000	48,585
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K157, Class A3
3.99%	08/25/33	[6]	250,000	272,654
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K712, Class X1 (IO)
1.33%	11/25/19	[6]	5,099,234	24,196
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X1 (IO)
0.66%	10/25/20	[6]	10,689,547	90,059
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KAIV, Class X2 (IO)
3.61%	06/25/41	[6]	1,220,000	87,761
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class A2H
3.02%	01/25/46	[6]	491,541	492,575
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q006, Class APT1
2.62%	07/25/26	[6]	459,311	465,454
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[6]	190,922	194,516
Ginnie Mae, Series 2009-114, Class IO (IO)
	10/16/49	[6]	7,547,691	5,963
Ginnie Mae, Series 2014-103, Class IO (IO)
0.61%	05/16/55	[6]	2,582,367	82,468
Ginnie Mae, Series 2014-125, Class IO (IO)
0.97%	11/16/54	[6]	2,434,656	150,157
Ginnie Mae, Series 2014-88, Class IE (IO)
0.32%	03/16/55	[6]	3,465,897	82,729

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 116

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2015-47, Class IO (IO)
0.85%	10/16/56	[6]	$1,327,821	$74,506

				3,375,446

U.S. Agency Mortgage-Backed — 5.50%
Fannie Mae Pool 463408
5.25%	08/01/24		259,976	283,259
Fannie Mae Pool 874941
6.32%	11/01/37		496,704	547,642
Fannie Mae Pool AN6168
3.13%	07/01/32		200,000	198,600
Fannie Mae Pool AN7345
3.21%	11/01/37		459,097	448,441
Fannie Mae Pool AN9420
3.77%	07/01/43		246,281	258,686
Fannie Mae Pool AN9619
3.77%	06/01/33		285,000	299,824
Fannie Mae Pool BL0242
3.82%	11/01/30		250,000	265,346
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
7.84%	05/25/23	[2]	1,522	1,653
Fannie Mae REMICS, Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
5.47%	12/18/30	[2]	225,895	24,632
Fannie Mae REMICS, Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	536	627
Fannie Mae REMICS, Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	6,170	7,162
Fannie Mae REMICS, Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.61%	10/25/25	[2]	1,120,253	87,951
Fannie Mae REMICS, Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.71%	01/25/37	[2]	1,076,713	207,302
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
3.56%	11/25/36	[2]	1,306,821	182,953
Fannie Mae REMICS, Series 2010-43, Class KS (IO)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
3.93%	05/25/40	[2]	$1,124,832	$197,283
Freddie Mac Gold Pool WA3303
3.83%	05/01/35		447,872	443,598
Freddie Mac REMICS, Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	13,495	14,499
Freddie Mac REMICS, Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant Maturity 10 Year plus 19.39%, 18.31% Cap)
13.90%	02/15/24	[2]	77,099	90,354
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		1,254	16
Freddie Mac REMICS, Series 2990, Class ND
(-2.54 X LIBOR USD 1-Month plus 16.89%, 16.89% Cap)
10.58%	12/15/34	[2]	17,080	17,540
Freddie Mac REMICS, Series 3242, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
3.87%	11/15/36	[2]	3,608,138	578,713
Freddie Mac REMICS, Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 6.50% Cap)
0.15%	08/15/36	[2]	14,986,866	86,158
Freddie Mac REMICS, Series 3260, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.38%, 6.38% Cap)
3.90%	01/15/37	[2]	2,392,782	337,569
Freddie Mac REMICS, Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
3.64%	03/15/37	[2]	858,684	52,814
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
9.50%	11/26/23	[2]	48,305	52,863

				4,685,485

Total Mortgage-Backed (Cost $36,366,108)				34,618,762

MUNICIPAL BONDS — 0.78%*
California — 0.35%
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47		300,000	299,160

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York — 0.43%
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.81%	08/01/30	$350,000	$364,689
Total Municipal Bonds
(Cost $665,068)			663,849

Total Bonds – 90.40%
(Cost $78,783,316)			77,036,915

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.15%
Money Market Funds — 0.98%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.39%[9]		838,000	838,000
U.S. Treasury Bills — 8.17%
U.S. Treasury Bills
2.38%[10]	04/09/19	1,550,000	1,549,183
2.39%[10]	04/16/19	1,740,000	1,738,253
2.40%[10]	04/11/19	1,090,000	1,089,283
2.40%[10]	04/23/19	1,000,000	998,543
2.40%[10]	04/30/19	1,000,000	998,075
2.41%[10,11]	06/20/19	153,000	152,198
2.43%[10]	07/18/19	240,000	238,304
2.43%[10]	07/25/19	200,000	198,493

			6,962,332
Total Short-Term Investments (Cost $7,800,260)			7,800,332

Issues	Value
Total Investments – 99.55%
(Cost $86,583,576)	$84,837,247

Cash and Other Assets, Less Liabilities – 0.45%	380,634

Net Assets – 100.00%	$85,217,881

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $538,263, which is 0.63% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents the current yield as of March 31, 2019.

[10]	Represents annualized yield at date of purchase.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $152,189.

†

Fair valued security. The aggregate value of fair valued securities is $474,726, which is 0.56% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CDO): Collateralized Debt Obligations

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 118

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2019

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Ultra Bond	1	06/19/19	$168,000	$6,685	$6,685
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	127	06/28/19	(14,710,172)	(134,695)	(134,695)
U.S. Treasury Ten Year Ultra Bond	23	06/19/19	(3,053,969)	(65,939)	(65,939)

			$(17,764,141)	(200,634)	(200,634)

TOTAL FUTURES CONTRACTS			$(17,596,141)	$(193,949)	$(193,949)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate Swap[1]	Call	11/21/21	3.07%	Semi-annually	3-month USD LIBOR	Quarterly	$4,765	$74,761	$—	$74,761
Interest Rate Swap[1]	Call	11/21/24	3 month USD LIBOR	Quarterly	3.08%	Semi-annually	1,960	(74,519)	—	(74,519)

TOTAL SWAPS CONTRACTS							$6,725	$242	$—	$242

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

119 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.25%
ASSET-BACKED SECURITIES — 5.35%**
A Voce CLO Ltd., Series 2014-1A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.95%	07/15/26	[1,2,3]	$22,601,846	$22,605,669
Academic Loan Funding Trust, Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.59%	12/27/44	[2,3]	28,650,147	28,821,399
AIMCO CLO, Series 2014-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
3.86%	07/20/26	[1,2,3]	14,464,102	14,464,212
AIMCO CLO, Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	01/15/28	[1,2,3]	13,120,000	13,063,400
Atrium XII, Series 12A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
3.59%	04/22/27	[1,2,3]	22,000,000	21,889,318
Barings CLO Ltd., Series 2013-IA,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	01/20/28	[1,2,3]	54,735,000	54,340,361
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.84%	07/20/28	[1,2,3]	50,005,000	50,008,400
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.71%	07/20/29	[1,2,3]	35,831,000	35,570,079
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.04%	01/25/35	[2,3]	1,660,204	1,646,557
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
2.94%	04/25/35	[2,3]	3,600,528	3,521,004
BlueMountain CLO Ltd., Series 2015-2A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
3.71%	07/18/27	[1,2,3]	8,330,000	8,296,597
Brazos Education Loan Authority, Inc.,
Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
3.19%	12/26/35	[2]	49,655	49,610
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.85%	02/25/35	[2]	14,100,000	14,299,927

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
3.70%	11/25/33	[2]	$16,050,000	$16,315,281
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.77%	10/27/36	[2]	24,361,000	24,386,028
CIFC Funding Ltd., Series 2014-4RA,
Class A1A (Cayman Islands)
(LIBOR USD 3-Month plus 1.13%)
3.90%	10/17/30	[1,2,3]	16,175,000	16,129,160
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
2.69%	03/25/42	[2,3]	20,965,037	20,249,391
CIT Education Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
2.90%	06/25/42	[2,3]	14,781,662	13,716,090
Clear Creek CLO, Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.96%	10/20/30	[1,2,3]	27,190,000	27,141,031
College Loan Corp. Trust I, Series 2005-2,
Class B
(LIBOR USD 3-Month plus 0.49%)
3.28%	01/15/37	[2]	3,019,419	2,859,032
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.50%	11/15/28	[1,2,3]	19,066,000	18,926,113
Dryden 33 Senior Loan Fund,
Series 2014-33A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
4.02%	04/15/29	[1,2,3]	1,000,000	1,000,735
Dryden 71 CLO Ltd.,
Series 2018-71A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.84%	01/15/29	[1,2,3]	73,850,000	73,824,603
Dryden XXVI Senior Loan Fund,
Series 2013-26A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.69%	04/15/29	[1,2,3]	23,113,000	22,911,284
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.29%	04/26/32	[2,3]	12,740,000	12,783,026

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 120

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
3.42%	04/25/35	[2]	$23,838	$23,732
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.54%	03/25/36	[2]	14,387,213	14,473,560
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
3.84%	03/25/36	[2,3]	16,085,000	16,407,232
Flatiron CLO Ltd., Series 2015-1A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.89%)
3.68%	04/15/27	[1,2,3]	7,145,000	7,128,220
GCO Education Loan Funding Trust,
Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
2.88%	05/25/36	[2]	25,000,000	24,360,240
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	47,490,667	46,952,651
Goal Capital Funding Trust, Series 2005-2,
Class B
(LIBOR USD 3-Month plus 0.53%)
3.18%	11/25/44	[2]	9,176,669	8,758,094
Goal Capital Funding Trust, Series 2006-1,
Class B
(LIBOR USD 3-Month plus 0.45%)
3.10%	08/25/42	[2]	2,621,898	2,443,148
Goal Structured Solutions Trust,
Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
3.14%	09/25/41	[2,3]	76,186,442	75,368,946
GoldenTree Loan Opportunities IX Ltd.,
Series 2014-9A, Class AR2
(Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
3.86%	10/29/29	[1,2,3]	5,345,000	5,336,300
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[3]	800,980	832,347
J.G. Wentworth XXXII LLC,
Series 2014-2A, Class A
3.61%	01/17/73	[3]	47,218,682	48,076,756
LCM XIX LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
0.00%	07/15/27	[1,2,3]	20,425,000	20,428,117

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM XX LP, Series 20A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.80%	10/20/27	[1,2,3]	$8,615,000	$8,604,091
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.64%	04/20/28	[1,2,3]	32,465,000	32,276,248
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.96%	10/20/26	[1,2,3]	76,187,946	76,216,498
Madison Park Funding XXX, Ltd.,
Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
3.54%	04/15/29	[1,2,3]	22,642,500	22,287,907
Magnetite IX Ltd., Series 2014-9A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.77%	07/25/26	[1,2,3]	2,595,918	2,596,188
Magnetite XI Ltd., Series 2014-11A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.90%	01/18/27	[1,2,3]	55,905,000	55,932,133
Magnetite XVIII Ltd., Series 2016-18A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.76%	11/15/28	[1,2,3]	20,750,000	20,698,355
Magnetite XVIII Ltd., Series 2019-21A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.28%)
3.91%	04/20/30	[1,2,3]	34,100,000	34,104,228
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
3.00%	06/25/31	[2]	992,423	985,698
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
3.13%	03/25/83	[2]	72,195,072	71,580,569
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
3.11%	03/25/83	[2]	75,934,566	75,167,471
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
3.11%	03/25/83	[2]	115,584,008	113,935,595
Navient Student Loan Trust, Series 2014-5, Class A
(LIBOR USD 1-Month plus 0.62%)
3.11%	03/25/83	[2]	93,768,773	92,576,213
Navient Student Loan Trust, Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
3.10%	03/25/83	[2]	94,953,938	94,432,204

See accompanying notes to Schedule of Portfolio Investments.

121 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
3.10%	03/25/83	[2]	$95,990,853	$94,675,557
Navient Student Loan Trust, Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
3.09%	04/25/40	[2]	81,795,467	81,669,502
Navient Student Loan Trust, Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
3.06%	11/26/40	[2]	99,055,000	98,231,130
Navient Student Loan Trust, Series 2016-1A, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	02/25/70	[2,3]	34,376,619	34,331,722
Navient Student Loan Trust, Series 2016-7A, Class A
(LIBOR USD 1-Month plus 1.15%)
3.64%	03/25/66	[2,3]	67,779,813	68,466,192
Navient Student Loan Trust, Series 2018-3A, Class A3
(LIBOR USD 1-Month plus 0.80%)
3.29%	03/25/67	[2,3]	60,000,000	59,373,420
Nelnet Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
3.10%	08/23/36	[2,3]	12,500,000	12,255,214
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
(LIBOR USD 3-Month plus 0.35%)
2.95%	03/25/26	[2,3]	33,217,389	32,733,457
Nelnet Student Loan Trust, Series 2008-3, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.30%	11/25/24	[2]	1,652,206	1,660,887
Nelnet Student Loan Trust, Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/27/36	[2,3]	14,354,933	14,258,409
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
3.44%	11/25/48	[2,3]	21,495,000	21,382,154
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	07/25/46	[2,3]	79,755,432	79,765,361
Nelnet Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
3.08%	04/25/46	[2,3]	143,133,144	141,979,019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2015-2A, Class A2
(LIBOR USD 1-Month plus 0.60%)
3.09%	09/25/47	[2,3]	$63,313,391	$63,036,198
Nelnet Student Loan Trust, Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
3.39%	06/25/54	[2,3]	13,095,000	13,103,692
Neuberger Berman CLO XVI-S Ltd.,
Series 2017-16SA, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	01/15/28	[1,2,3]	1,690,000	1,686,620
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.67%	10/25/41	[2]	21,446,307	21,628,017
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.52%	01/29/46	[2]	42,780,000	42,674,312
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	10/20/26	[1,2,3]	17,910,000	17,835,082
Octagon Investment Partners XXIII Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	07/15/27	[1,2,3]	22,105,000	21,965,960
Palmer Square CLO Ltd., Series 2019-1,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 1.05%)
3.75%	04/20/27	[1,2,3]	14,640,000	14,640,366
Panhandle-Plains Higher Education
Authority, Inc., Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.95%)
3.54%	10/01/37	[2]	16,955,000	17,035,803
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	13,004,312	3,641,207
Panthera Aviation, Series 2013-2[6]
10.00%	03/20/24	3,4,5,7,†	15,944,679	4,942,851
PHEAA Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/25/41	[2,3]	158,649,604	156,851,136
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.60%	03/28/46	[2,3]	29,957,814	30,243,407
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.97%	08/15/31	[2]	297,954	277,083

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 122

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.77%	03/15/55	[2]	$9,495,000	$9,143,003
SLC Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.77%	09/15/39	[2]	16,000,000	15,340,054
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.21%	12/15/32	[2]	17,073,914	17,545,694
SLM Student Loan Trust, Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
3.36%	03/15/33	[2,3]	5,910,981	5,816,266
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
3.32%	10/25/64	[2,3]	82,990,000	82,503,224
SLM Student Loan Trust, Series 2005-5, Class A5
(LIBOR USD 3-Month plus 0.75%)
3.52%	10/25/40	[2]	7,134,000	7,084,132
SLM Student Loan Trust, Series 2005-8,
Class A5
(LIBOR USD 3-Month plus 0.17%)
2.94%	01/25/40	[2]	430,000	417,817
SLM Student Loan Trust, Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
3.37%	01/25/41	[2]	72,449,634	71,895,554
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	01/25/41	[2]	40,331,950	39,445,644
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.93%	01/25/41	[2]	33,055,000	32,113,508
SLM Student Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
2.99%	01/27/42	[2]	4,943,003	4,615,336
SLM Student Loan Trust, Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
2.83%	01/25/22	[2]	3,110,000	3,048,304
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
3.62%	04/27/43	[2]	4,987,731	4,793,864

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
3.42%	01/25/22	[2]	$46,500,520	$46,245,926
SLM Student Loan Trust, Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
3.52%	04/25/23	[2]	106,860,331	106,222,183
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	01/25/83	[2]	38,874,000	37,484,997
SLM Student Loan Trust, Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.77%	10/25/21	[2]	22,209	22,244
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	04/26/83	[2]	2,170,000	2,080,517
SLM Student Loan Trust, Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
4.42%	07/25/22	[2]	2,696,975	2,729,075
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	04/25/73	[2]	8,759,000	8,901,685
SLM Student Loan Trust, Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
4.47%	07/25/23	[2]	42,821,817	43,404,446
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/25/73	[2]	37,199,000	37,804,248
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.87%	07/25/23	[2]	16,046,470	16,059,461
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	31,644,000	32,254,886
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	17,346,000	17,676,492
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	3,804,573	3,845,603

See accompanying notes to Schedule of Portfolio Investments.

123 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[2]	$545,000	$558,202
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	86,705,169	87,754,275
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/83	[2]	45,100,000	46,303,826
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
3.54%	01/25/45	[2,3]	195,793,340	195,063,129
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
3.64%	10/25/34	[2]	3,070,000	3,106,749
SLM Student Loan Trust, Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
3.44%	09/25/28	[2]	341,425	340,045
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	01/25/29	[2]	15,488,471	15,249,535
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
3.14%	05/26/26	[2]	27,523,084	27,129,029
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[2,3]	20,900,000	19,737,061
TCI-Flatiron CLO Ltd., Series 2016-1,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.73%	07/17/28	[1,2,3]	57,520,000	57,555,317
Treman Park CLO Ltd., Series 2015-1A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 1.07%)
3.83%	10/20/28	[1,2,3]	21,540,000	21,567,508
Vermont Student Assistance Corp.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.20%	07/28/34	[2]	4,106,248	4,103,045
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
3.49%	07/25/26	[1,2,3]	26,533,994	26,428,320

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2015-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.74%	07/23/27	[1,2,3]	$22,585,000	$22,470,451
Voya CLO Ltd., Series 2019-1A, Class A
(Cayman Islands)
(LIBOR USD 3-Month plus 1.17%)
3.81%	04/15/29	[1,2,3]	40,530,000	40,547,849
Wachovia Student Loan Trust,
Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	04/25/40	[2,3]	20,000	19,521

Total Asset-Backed Securities
(Cost $3,862,917,552)				3,857,572,831

BANK LOANS — 1.08%*
Automotive — 0.03%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	03/18/26	[2]	22,600,000	22,373,774

Communications — 0.25%
CommScope, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.73%	02/06/26	[2]	9,250,000	9,257,678
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.73%	07/17/25	[2]	3,914,648	3,809,795
4.73%	01/15/26	[2]	25,310,391	24,633,338
Intelsat Jackson Holdings SA,
Term Loan B4, 1st Lien (Luxembourg)
(LIBOR plus 4.50%)
6.99%	01/02/24	[1,2]	2,000,000	2,011,250
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[1]	22,379,651	22,441,195
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	03/14/25	[2]	2,475,000	2,472,946
Level 3 Financing, Inc.,Term Loan B,
1st Lien
(LIBOR plus 2.25%)
4.74%	02/22/24	[2]	6,750,000	6,680,374
SBA Senior Finance II LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/11/25	[2]	44,741,900	43,864,959
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[2]	17,521,212	17,100,703

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 124

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
(LIBOR plus 3.00%)
5.50%	02/02/24	[2]	$12,817,875	$12,641,629
Unitymedia Finance LLC, Term Loan E,
1st Lien
(LIBOR plus 2.00%)
4.48%	06/01/23	[2]	33,320,000	32,979,136

				177,893,003

Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	02/05/23	[2]	26,521,530	26,259,365

Electric — 0.03%
Dayton Power & Light Co. (The),
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	08/24/22	[2]	15,790,746	15,790,746
Homer City Generation LP, Term Loan B,
1st Lien
(LIBOR plus 11.00%)
13.50%	04/05/23	[2,4,5]	8,042,148	7,728,504

				23,519,250

Energy — 0.02%
Energizer Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.25%)
4.73%	12/17/25	[2]	4,000,000	3,960,000
Vistra Operations Co., LLC, Term Loan B1,
1st Lien
(LIBOR plus 2.00%)
4.50%	08/04/23	[2]	11,693,640	11,581,849
Vistra Operations Co., LLC, Term Loan B3,
1st Lien
(LIBOR plus 2.00%)
4.48%	12/31/25	[2]	548,780	541,509
4.50%	12/31/25	[2]	195,595	193,003

				16,276,361

Finance — 0.13%
Avolon TLB Borrower 1 (US) LLC,
Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.49%	01/15/25	[2]	13,239,172	13,151,065
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.35%	10/06/23	[2]	57,015,171	57,008,045
Telenet Financing USD LLC, Term Loan,
1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
(LIBOR plus 2.25%)
4.73%	08/15/26	[2]	$24,510,000	$24,038,060

				94,197,170

Food — 0.00%
Northeast Foods LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	07/20/25	[2]	2,321,181	2,289,265

Gaming — 0.08%
CEOC LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	10/06/24	[2]	11,357,487	11,121,820
Churchill Downs, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.00%)
4.50%	12/27/24	[2]	11,842,538	11,827,735
Las Vegas Sands LLC, Term Loan B,
1st Lien
(LIBOR plus 1.75%)
4.25%	03/27/25	[2]	38,065,500	37,450,742

				60,400,297

Health Care — 0.09%
Bausch Health Cos., Inc., Term Loan B,
1st Lien
(LIBOR plus 2.75%)
5.23%	11/27/25	[2]	1,187,500	1,175,352
(LIBOR plus 3.00%)
5.48%	06/02/25	[2]	36,368,843	36,177,361
Catalent Pharma Solutions, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.75%	05/20/24	[2]	2,253,809	2,247,126
Change Healthcare Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.25%	03/01/24	[2]	5,819,689	5,751,511
Gentiva Health Services, Inc., Term Loan,
1st Lien
(LIBOR plus 3.75%)
6.25%	07/02/25	[2]	6,628,197	6,653,053
MPH Acquisition Holdings LLC, Term Loan B,
1st Lien
(LIBOR plus 2.75%)
5.35%	06/07/23	[2]	10,222,776	9,918,546

				61,922,949

Industrials — 0.01%
Clean Harbors, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/28/24	[2]	2,977,273	2,973,551

See accompanying notes to Schedule of Portfolio Investments.

125 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[2,4,5]	$3,672,358	$3,660,901

				6,634,452

Information Technology — 0.25%
Dell International LLC,
Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.25%	09/07/21	[2]	53,337,592	53,226,917
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.49%	07/08/22	[2]	6,337,759	6,329,235
4.49%	04/26/24	[2]	72,048,232	71,921,067
IQVIA, Inc., Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.60%	03/07/24	[2]	13,182,323	13,152,136
IQVIA, Inc., Term Loan B2, 1st Lien
(LIBOR plus 2.00%)
4.60%	01/17/25	[2]	9,068,056	9,054,454
IQVIA, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/11/25	[2]	3,225,625	3,196,385
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[2]	9,002,667	8,941,989
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[2]	6,472,898	6,429,270
SS&C Technologies, Inc.,
Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[2]	4,974,593	4,939,099

				177,190,552

Materials — 0.02%
Berry Plastics Group, Inc. Term Loan S,
1st Lien
(LIBOR plus 1.75%)
4.24%	02/08/20	[2]	15,200,000	15,173,552

Real Estate Investment Trust (REIT) — 0.05%
MGM Growth Properties Operating
Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/25/23	[2]	28,769,827	28,423,151
VICI Properties 1 LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
(LIBOR plus 2.00%)
4.49%	12/20/24	[2]	$9,218,636	$9,071,737

				37,494,888

Retail — 0.06%
BC ULC/New Red Finance, Inc.,
Term Loan B-3, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.75%	02/17/24	[1,2]	41,541,912	40,953,263

Transportation — 0.02%
United Airlines, Inc., Term Loan, 1st Lien
(LIBOR plus 1.75%)
4.25%	04/01/24	[2]	18,644,350	18,475,246

Total Bank Loans
(Cost $784,992,655)				781,053,387

CORPORATES — 26.04%*
Automotive — 0.03%
General Motors Co.
6.60%	04/01/36		12,495,000	13,051,886
(LIBOR USD 3-Month plus 0.80%)
3.54%	08/07/20	[2]	5,000,000	4,994,612

				18,046,498

Banking — 3.24%
Bank of America Corp.
2.74%	01/23/22	[8]	139,664,000	139,163,781
3.00%	12/20/23	[8]	100,927,000	100,572,461
3.37%	01/23/26	[8]	19,750,000	19,779,901
3.42%	12/20/28	[8]	78,271,000	76,605,756
3.71%	04/24/28	[8]	120,153,000	120,368,194
Bank of America Corp. (GMTN)
3.59%	07/21/28	[8]	27,405,000	27,353,520
Bank of America Corp. (MTN)
3.09%	10/01/25	[8]	104,190,000	103,411,876
3.82%	01/20/28	[8]	15,762,000	15,988,759
3.97%	03/05/29	[8]	8,230,000	8,396,259
3.97%	02/07/30	[8]	4,165,000	4,248,744
4.00%	04/01/24		11,712,000	12,223,449
4.13%	01/22/24		68,467,000	71,782,625
4.27%	07/23/29	[8]	8,465,000	8,815,980
Discover Bank
7.00%	04/15/20		9,000,000	9,373,433
Discover Bank (BKNT)
3.10%	06/04/20		6,023,000	6,040,497
3.20%	08/09/21		6,040,000	6,071,689
4.20%	08/08/23		9,065,000	9,429,686
8.70%	11/18/19		3,676,000	3,804,800

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 126

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
3.20%	01/25/23		$2,315,000	$2,342,385
3.20%	06/15/26		60,311,000	60,018,492
3.22%	03/01/25	[8]	149,826,000	149,961,143
3.51%	01/23/29	[8]	15,800,000	15,705,973
3.54%	05/01/28	[8]	19,470,000	19,539,196
3.78%	02/01/28	[8]	91,000	92,936
3.90%	07/15/25		52,554,000	54,696,075
4.01%	04/23/29	[8]	9,870,000	10,131,224
4.02%	12/05/24	[8]	262,435,000	272,477,939
4.20%	07/23/29	[8]	12,550,000	13,102,914
4.25%	10/15/20		9,620,000	9,847,321
4.95%	03/25/20		20,000,000	20,434,783
(LIBOR USD 3-Month plus 0.96%)
3.73%	01/23/20	[2]	15,000,000	15,104,039
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.29%)
3.03%	02/01/21	[2]	220,000	220,095
Lloyds Bank PLC (United Kingdom)
2.40%	03/17/20	[1]	2,450,000	2,441,931
3.30%	05/07/21	[1]	29,510,000	29,773,002
6.38%	01/21/21	[1]	5,070,000	5,391,331
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[1,3]	9,850,000	10,077,966
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[1,8]	59,990,000	58,519,405
3.57%	11/07/28	[1,8]	16,550,000	15,937,087
3.90%	03/12/24	[1]	32,230,000	32,678,557
4.05%	08/16/23	[1]	4,750,000	4,846,300
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[1]	48,375,000	48,263,326
2.88%	08/05/21	[1]	60,921,000	60,409,538
3.13%	01/08/21	[1]	26,863,000	26,837,400
3.37%	01/05/24	[1,8]	70,050,000	68,531,036
4.80%	11/15/24	[1,8]	43,400,000	44,706,270
Santander UK PLC (United Kingdom)
3.40%	06/01/21	[1]	45,470,000	45,834,190
Wells Fargo & Co.
3.00%	04/22/26		77,420,000	75,353,815
3.00%	10/23/26		100,291,000	97,886,515
(LIBOR USD 3-Month plus 1.23%)
3.97%	10/31/23	[2]	22,722,000	23,236,203
Wells Fargo & Co. (GMTN)
2.60%	07/22/20		10,646,000	10,626,509
Wells Fargo & Co. (MTN)
2.63%	07/22/22		198,488,000	197,148,702
3.55%	09/29/25		39,548,000	40,349,092

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.58%	05/22/28	[8]	$26,848,000	$27,027,318
4.15%	01/24/29		3,265,000	3,416,111
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20		6,040,000	6,012,632
Wells Fargo Bank N.A. (BKNT)
(SOFR Rate plus 0.48%)
2.94%	03/25/20	[2]	16,800,000	16,821,000

				2,339,231,161

Communications — 3.45%
AT&T, Inc.
3.40%	05/15/25		74,076,000	73,590,098
3.95%	01/15/25		12,305,000	12,563,347
4.30%	02/15/30		29,045,000	29,431,033
4.35%	06/15/45		37,933,000	35,114,250
4.50%	05/15/35		27,030,000	26,526,445
4.55%	03/09/49		9,500,000	8,987,199
4.75%	05/15/46		2,542,000	2,488,114
4.80%	06/15/44		94,253,000	92,387,141
4.85%	03/01/39		9,102,000	9,188,128
5.15%	11/15/46		15,680,000	16,117,770
5.25%	03/01/37		139,600,000	147,311,752
CBS Corp.
2.90%	06/01/23		19,545,000	19,317,699
3.70%	06/01/28		42,185,000	41,192,281
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.00%	02/01/28	[3]	1,023,000	1,011,491
5.13%	05/01/27	[3]	5,543,000	5,584,808
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28		12,585,000	12,142,599
4.50%	02/01/24		36,442,000	37,932,605
4.91%	07/23/25		25,975,000	27,459,713
5.75%	04/01/48		24,155,000	25,331,349
6.48%	10/23/45		45,043,000	50,689,140
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[1,3]	26,872,000	27,678,160
Comcast Corp.
2.35%	01/15/27		12,620,000	11,803,347
3.38%	02/15/25		1,900,000	1,937,058
3.60%	03/01/24		570,000	586,306
3.90%	03/01/38		4,905,000	4,812,279
3.95%	10/15/25		31,925,000	33,417,857
4.05%	11/01/52		1,875,000	1,814,782
4.15%	10/15/28		76,363,000	80,554,603
4.25%	10/15/30		95,000,000	100,889,193
4.40%	08/15/35		13,550,000	14,167,618
4.60%	10/15/38		84,420,000	90,520,805

See accompanying notes to Schedule of Portfolio Investments.

127 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
4.65%	07/15/42		$4,660,000	$4,950,629
CommScope Finance LLC
6.00%	03/01/26	[3]	36,281,000	37,618,680
Cox Communications, Inc.
3.15%	08/15/24	[3]	14,675,000	14,617,489
CSC Holdings LLC
5.38%	07/15/23	[3]	200,000	204,250
5.38%	02/01/28	[3]	19,487,000	19,584,435
5.50%	05/15/26	[3]	598,000	616,119
6.50%	02/01/29	[3]	22,184,000	23,667,555
6.75%	11/15/21		4,216,000	4,516,390
Deutsche Telekom International Finance BV (Netherlands)
4.38%	06/21/28	[1,3]	4,205,000	4,384,804
Discovery Communications LLC
2.75%	11/15/19	[3]	8,235,000	8,216,531
DISH DBS Corp.
5.88%	07/15/22		1,846,000	1,791,174
Fox Corp.
3.67%	01/25/22	[3]	4,186,000	4,270,329
4.71%	01/25/29	[3]	9,530,000	10,227,096
5.58%	01/25/49	[3]	14,510,000	16,354,387
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[1]	60,428,000	53,931,990
8.50%	10/15/24	[1,3]	20,544,000	19,991,880
9.75%	07/15/25	[1,3]	14,027,000	14,311,748
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[1]	33,473,000	42,453,940
Level 3 Financing, Inc.
5.25%	03/15/26		20,988,000	20,988,000
5.38%	01/15/24		7,697,000	7,859,407
5.38%	05/01/25		23,445,000	23,803,709
5.63%	02/01/23		2,171,000	2,200,851
Qwest Corp.
6.88%	09/15/33		33,527,000	33,527,000
7.25%	09/15/25		5,059,000	5,444,749
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[3]	11,130,000	10,077,013
SES SA (Luxembourg)
3.60%	04/04/23	[1,3]	16,882,000	16,788,541
Sprint Capital Corp.
8.75%	03/15/32		34,801,000	36,671,554
Sprint Communications, Inc.
7.00%	03/01/20	[3]	8,385,000	8,626,069
Sprint Corp.
7.13%	06/15/24		4,297,000	4,372,198
7.63%	02/15/25		126,000	128,835
7.63%	03/01/26		12,976,000	13,183,616

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	$84,403,750	$84,281,365
4.74%	03/20/25	[3]	42,375,000	42,957,656
5.15%	03/20/28	[3]	218,278,000	222,643,560
TEGNA, Inc.
5.50%	09/15/24	[3]	354,000	358,867
Time Warner Cable LLC
4.50%	09/15/42		23,307,000	20,494,544
5.50%	09/01/41		20,046,000	19,748,055
5.88%	11/15/40		36,463,000	37,853,006
8.25%	04/01/19		8,442,000	8,441,135
T-Mobile USA, Inc.
4.50%	02/01/26		3,629,000	3,624,464
4.75%	02/01/28		26,414,000	26,248,913
6.00%	03/01/23		29,570,000	30,457,100
6.50%	01/15/24		18,635,000	19,357,106
Verizon Communications, Inc.
4.02%	12/03/29	[3]	35,082,000	36,168,027
4.27%	01/15/36		10,205,000	10,358,008
4.40%	11/01/34		26,685,000	27,798,721
4.81%	03/15/39		16,983,000	18,223,141
5.25%	03/16/37		99,227,000	111,529,560
Viacom, Inc.
3.88%	04/01/24		40,342,000	41,142,587
4.25%	09/01/23		38,827,000	40,362,901
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/26	[1,3]	5,575,000	5,630,750
5.50%	08/15/26	[1,3]	19,102,000	19,484,040
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[1]	34,950,000	35,239,229
4.38%	05/30/28	[1]	65,530,000	66,668,698
5.25%	05/30/48	[1]	5,045,000	5,009,270
Walt Disney Co. (The)
4.95%	10/15/45	[3]	1,050,000	1,254,355
5.40%	10/01/43	[3]	5,335,000	6,608,201
6.15%	03/01/37	[3]	3,576,000	4,664,193
7.75%	01/20/24	[3]	4,872,000	5,908,683
Warner Media LLC
3.80%	02/15/27		24,315,000	24,234,165

				2,484,680,238

Consumer Discretionary — 1.14%
Anheuser-Busch Cos LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70%	02/01/36	[3]	49,675,000	49,813,966
4.90%	02/01/46	[3]	74,575,000	74,955,966
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		21,780,000	22,167,391

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 128

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
4.15%	01/23/25		$53,352,000	$55,615,539
4.60%	04/15/48		35,640,000	34,185,339
4.75%	01/23/29		46,040,000	49,094,416
5.55%	01/23/49		40,681,000	44,713,344
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	15,236,000	15,247,775
5.15%	05/15/38	[1,3]	12,881,000	12,319,742
5.30%	05/15/48	[1,3]	36,316,000	34,865,032
BAT Capital Corp.
2.30%	08/14/20		37,450,000	37,073,431
3.56%	08/15/27		7,000,000	6,628,049
4.39%	08/15/37		7,800,000	6,991,247
4.54%	08/15/47		53,987,000	47,441,130
BAT International Finance PLC (EMTN) (United Kingdom)
1.63%	09/09/19	[1]	22,385,000	22,257,578
Central Garden & Pet Co.
5.13%	02/01/28		27,599,000	25,736,067
6.13%	11/15/23		14,925,000	15,596,625
Constellation Brands, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.38%	11/15/21	[2]	74,320,000	74,365,482
First Quality Finance Co., Inc.
4.63%	05/15/21	[3]	3,938,000	3,947,845
5.00%	07/01/25	[3]	6,600,000	6,435,198
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC
4.75%	06/01/27	[3]	9,999,000	9,849,015
5.00%	06/01/24	[3]	1,863,000	1,904,917
5.25%	06/01/26	[3]	6,713,000	6,792,885
Molson Coors Brewing Co.
2.25%	03/15/20		13,040,000	12,960,354
Reynolds American, Inc.
4.00%	06/12/22		6,127,000	6,265,739
4.45%	06/12/25		1,268,000	1,304,570
5.85%	08/15/45		46,203,000	47,500,285
6.88%	05/01/20		5,845,000	6,083,267
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A.
5.75%	10/15/20		59,307,454	59,418,655
(LIBOR USD 3-Month plus 3.50%)
6.29%	07/15/21	[2,3]	8,770,000	8,824,813
Spectrum Brands, Inc.
5.75%	07/15/25		18,916,000	19,128,805
6.13%	12/15/24		4,310,000	4,380,037

				823,864,504

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products — 0.09%
Newell Brands, Inc.
3.85%	04/01/23		$63,662,000	$62,919,860

Electric — 2.44%
Alliant Energy Finance LLC
3.75%	06/15/23	[3]	34,081,000	34,776,493
American Electric Power Co., Inc., Series I
3.65%	12/01/21		14,300,000	14,575,618
American Electric Power Co., Inc., Series J
4.30%	12/01/28		68,405,000	72,651,194
Appalachian Power Co.
4.45%	06/01/45		23,066,000	23,918,070
Appalachian Power Co., Series X
3.30%	06/01/27		13,250,000	13,095,568
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44		24,565,000	25,902,748
Consolidated Edison Co. of New York, Inc., Series E
4.65%	12/01/48		49,736,000	54,835,302
Dominion Energy, Inc.
(LIBOR USD 3-Month plus 0.40%)
3.03%	12/01/20	[2,3]	45,075,000	45,055,843
(LIBOR USD 3-Month plus 0.55%)
3.18%	06/01/19	[2,3]	70,520,000	70,560,213
DTE Energy Co.
2.40%	12/01/19		350,000	347,925
Duke Energy Carolinas LLC
3.75%	06/01/45		32,875,000	32,226,590
4.00%	09/30/42		16,040,000	16,459,149
4.25%	12/15/41		26,358,000	27,984,473
Duke Energy Indiana LLC, Series WWW
4.90%	07/15/43		6,395,000	7,274,886
Duke Energy Progress LLC
3.70%	10/15/46		12,165,000	11,876,318
4.10%	05/15/42		8,150,000	8,419,127
4.15%	12/01/44		9,960,000	10,393,619
4.20%	08/15/45		22,820,000	24,049,238
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[3]	19,829,000	20,709,443
Entergy Corp.
4.00%	07/15/22		12,632,000	12,932,307
5.13%	09/15/20		9,800,000	10,012,607
Eversource Energy, Series H
3.15%	01/15/25		6,120,000	6,115,375
Eversource Energy, Series N
3.80%	12/01/23		12,025,000	12,456,625
FirstEnergy Transmission LLC
4.35%	01/15/25	[3]	23,330,000	24,308,005
4.55%	04/01/49	[3]	16,175,000	16,562,504
5.45%	07/15/44	[3]	24,625,000	28,011,026

See accompanying notes to Schedule of Portfolio Investments.

129 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Florida Power & Light Co.
3.95%	03/01/48		$3,710,000	$3,851,827
Indiana Michigan Power Co., Series J
3.20%	03/15/23		30,672,000	30,922,007
Indiana Michigan Power Co., Series K
4.55%	03/15/46		11,515,000	12,325,466
ITC Holdings Corp.
3.35%	11/15/27		6,225,000	6,158,728
3.65%	06/15/24		5,165,000	5,250,494
Jersey Central Power & Light Co.
4.30%	01/15/26	[3]	4,980,000	5,188,897
4.70%	04/01/24	[3]	37,747,000	40,201,209
6.40%	05/15/36		12,630,000	15,246,539
Kansas City Power & Light Co.
3.15%	03/15/23		8,034,000	8,161,375
3.65%	08/15/25		13,885,000	14,315,185
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	83,320
LG&E & KU Energy LLC
4.38%	10/01/21		14,595,000	15,039,162
Metropolitan Edison Co.
3.50%	03/15/23	[3]	10,715,000	10,874,210
4.00%	04/15/25	[3]	35,719,000	36,791,808
4.30%	01/15/29	[3]	21,746,000	22,810,010
MidAmerican Energy Co.
4.25%	05/01/46		30,700,000	32,582,707
4.40%	10/15/44		8,110,000	8,802,781
4.80%	09/15/43		13,715,000	15,577,895
Minejesa Capital BV (Netherlands)
5.63%	08/10/37	[1,3]	4,400,000	4,382,664
Mississippi Power Co.
(LIBOR USD 3-Month plus 0.65%)
3.26%	03/27/20	[2]	6,300,000	6,299,388
NextEra Energy Capital Holdings, Inc.
2.30%	04/01/19		7,190,000	7,189,371
(LIBOR USD 3-Month plus 0.48%)
3.22%	05/04/21	[2]	268,945,000	268,932,478
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[2]	158,500,000	158,201,071
Niagara Mohawk Power Corp.
4.28%	12/15/28	[3]	46,775,000	49,709,523
Oncor Electric Delivery Co. LLC
5.75%	03/15/29		23,645,000	28,424,482
PacifiCorp
3.35%	07/01/25		6,580,000	6,593,677
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	28,335,000	28,810,665
5.20%	04/01/20		25,200,000	25,604,082

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Perusahaan Listrik Negara PT, Series REGS (EMTN) (Indonesia)
6.15%	05/21/48	[1]	$4,200,000	$4,672,143
PNM Resources, Inc.
3.25%	03/09/21		34,295,000	34,263,140
Potomac Electric Power Co.
3.60%	03/15/24		6,783,000	7,010,146
Progress Energy, Inc.
4.88%	12/01/19		4,761,000	4,824,533
Public Service Co. of New Mexico
3.85%	08/01/25		14,390,000	14,583,675
5.35%	10/01/21		5,065,000	5,342,273
South Carolina Electric & Gas Co.
4.25%	08/15/28		8,930,000	9,649,105
Southern Co. Gas Capital Corp.
2.45%	10/01/23		49,306,000	47,950,825
5.88%	03/15/41		12,990,000	15,433,607
Southwestern Electric Power Co.
3.55%	02/15/22		15,882,000	16,082,789
Southwestern Electric Power Co., Series K
2.75%	10/01/26		36,488,000	34,699,723
Tucson Electric Power Co.
4.85%	12/01/48		26,195,000	29,067,352
Virginia Electric & Power Co.
4.60%	12/01/48		27,495,000	30,391,997
WEC Energy Group, Inc.
3.38%	06/15/21		11,130,000	11,265,648

				1,759,078,243

Energy — 2.44%
Anadarko Petroleum Corp.
4.50%	07/15/44		16,496,000	15,549,241
Antero Resources Corp.
5.00%	03/01/25		28,941,000	28,579,237
5.13%	12/01/22		20,993,000	21,209,228
5.63%	06/01/23		7,021,000	7,161,420
BP Capital Markets PLC (United Kingdom)
3.51%	03/17/25	[1]	5,782,000	5,898,016
3.54%	11/04/24	[1]	13,028,000	13,457,220
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[3]	12,245,000	12,220,914
Centennial Resource Production LLC
5.38%	01/15/26	[3]	5,352,000	5,157,990
6.88%	04/01/27	[3]	20,848,000	21,104,430
Cheniere Energy Partners LP
5.63%	10/01/26	[3]	2,000,000	2,055,000
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[3]	3,017,000	2,903,863

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 130

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Devon Energy Corp.
5.00%	06/15/45		$6,155,000	$6,453,829
Diamondback Energy, Inc.
5.38%	05/31/25		957,000	1,000,065
Ecopetrol SA (Colombia)
5.88%	05/28/45	[1]	3,600,000	3,732,840
Enbridge Energy Partners LP
7.38%	10/15/45		11,200,000	15,519,774
Endeavor Energy Resources LP/EER Finance, Inc.
5.50%	01/30/26	[3]	2,377,000	2,448,310
5.75%	01/30/28	[3]	2,109,000	2,219,723
Energy Transfer Operating LP
4.05%	03/15/25		10,634,000	10,804,693
4.25%	03/15/23		1,750,000	1,800,873
4.75%	01/15/26		3,229,000	3,370,614
4.90%	03/15/35		5,320,000	5,113,541
5.15%	03/15/45		68,717,000	65,661,292
5.25%	04/15/29		17,175,000	18,433,671
5.50%	06/01/27		16,612,000	18,027,035
5.88%	01/15/24		38,148,000	41,833,860
Energy Transfer Partners LP/Regency Energy Finance Corp.
4.50%	11/01/23		3,937,000	4,109,736
EQM Midstream Partners LP
5.50%	07/15/28		42,545,000	43,038,097
6.50%	07/15/48		4,445,000	4,488,032
EQT Corp.
3.90%	10/01/27		112,954,000	105,756,915
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	21,200,000	21,308,788
Gulfport Energy Corp.
6.38%	05/15/25		5,618,000	5,105,357
Halliburton Co.
5.00%	11/15/45		2,854,000	3,040,470
Hess Corp.
5.60%	02/15/41		27,446,000	27,881,112
HollyFrontier Corp.
5.88%	04/01/26		15,800,000	16,877,868
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.38%	04/24/30	[1]	12,220,000	12,841,986
Kinder Morgan Energy Partners LP
5.00%	08/15/42		5,955,000	5,974,246
5.80%	03/15/35		6,940,000	7,658,290
Kinder Morgan, Inc.
5.30%	12/01/34		7,870,000	8,536,542
6.95%	06/01/28		5,465,000	6,203,916
Matador Resources Co.
5.88%	09/15/26		12,556,000	12,587,390

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
NGPL Pipe Co. LLC
4.38%	08/15/22	[3]	$2,154,000	$2,191,695
Noble Energy, Inc.
5.05%	11/15/44		8,268,000	8,249,728
Panhandle Eastern Pipe Line Co. LP
8.13%	06/01/19		2,407,000	2,424,590
Parsley Energy LLC/Parsley Finance Corp.
5.38%	01/15/25	[3]	3,313,000	3,321,283
5.63%	10/15/27	[3]	8,109,000	8,065,617
Peru LNG SRL, Series REGS (Peru)
5.38%	03/22/30	[1]	9,000,000	9,356,400
Petrobras Global Finance BV (Netherlands)
5.75%	02/01/29	[1]	5,650,000	5,602,540
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[1]	6,600,000	6,789,750
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[1]	40,396,000	37,588,478
6.50%	03/13/27	[1]	41,545,000	41,835,815
6.50%	01/23/29	[1]	147,555,000	146,485,226
6.75%	09/21/47	[1]	4,200,000	3,868,620
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23		9,423,000	9,598,984
4.50%	12/15/26		1,220,000	1,251,030
4.65%	10/15/25		114,221,000	119,449,986
6.65%	01/15/37		4,066,000	4,577,360
Range Resources Corp.
4.88%	05/15/25		2,452,000	2,286,490
5.00%	03/15/23		1,748,000	1,719,595
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	36,054,000	37,000,417
6.88%	04/15/40	[3]	22,741,000	24,520,938
Ruby Pipeline LLC
6.00%	04/01/22	[3]	79,698,000	78,833,225
Sabine Pass Liquefaction LLC
4.20%	03/15/28		17,150,000	17,345,081
5.63%	03/01/25		9,167,000	10,100,888
5.75%	05/15/24		26,055,000	28,715,127
Shell International Finance BV (Netherlands)
4.38%	05/11/45	[1]	7,759,000	8,490,189
Spectra Energy Partners LP
4.60%	06/15/21		6,115,000	6,283,928
4.75%	03/15/24		9,047,000	9,612,153
Sunoco Logistics Partners Operations LP
4.00%	10/01/27		14,177,000	14,067,778
5.40%	10/01/47		69,348,000	69,088,766
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
6.88%	01/15/29	[3]	19,048,000	20,738,510

See accompanying notes to Schedule of Portfolio Investments.

131 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
TC PipeLines LP
3.90%	05/25/27		$68,834,000	$68,126,111
4.38%	03/13/25		42,850,000	43,883,328
4.65%	06/15/21		6,108,000	6,262,016
Tennessee Gas Pipeline Co. LLC
8.38%	06/15/32		4,079,000	5,341,439
Transcontinental Gas Pipe Line Co. LLC
4.60%	03/15/48		9,250,000	9,436,914
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		13,040,000	12,322,800
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[1,3]	22,104,495	22,546,585
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	23,126,040	23,530,746
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	25,286,000	26,360,655
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	16,976,000	17,506,500
USA Compression Partners LP/USA Compression Finance Corp.
6.88%	04/01/26		3,048,000	3,143,250
6.88%	09/01/27	[3]	11,920,000	12,173,300
Williams Cos., Inc. (The)
3.35%	08/15/22		7,545,000	7,598,662
3.70%	01/15/23		16,348,000	16,651,866
3.90%	01/15/25		5,952,000	6,069,353
4.50%	11/15/23		8,900,000	9,347,617
4.55%	06/24/24		54,708,000	57,873,347
6.30%	04/15/40		34,085,000	39,939,683
7.88%	09/01/21		3,543,000	3,917,133
WPX Energy, Inc.
5.75%	06/01/26		9,585,000	9,764,719

				1,758,381,635

Finance — 3.18%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%	05/26/22	[1]	20,425,000	20,488,702
3.88%	01/23/28	[1]	6,245,000	5,882,009
3.95%	02/01/22	[1]	95,265,000	96,536,979
4.45%	12/16/21	[1]	17,150,000	17,598,364
4.50%	05/15/21	[1]	16,345,000	16,733,194
4.63%	10/30/20	[1]	7,444,000	7,617,552
4.88%	01/16/24	[1]	10,400,000	10,835,500
5.00%	10/01/21	[1]	42,862,000	44,576,480
Air Lease Corp.
2.13%	01/15/20		5,150,000	5,123,232
2.50%	03/01/21		28,960,000	28,682,071
3.00%	09/15/23		10,870,000	10,595,460

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.25%	03/01/25		$15,100,000	$14,547,348
3.88%	07/03/23		3,285,000	3,322,640
4.75%	03/01/20		15,890,000	16,144,543
Alta Wind Holdings LLC
7.00%	06/30/35	[3,4,5]	19,006,046	20,247,152
Citigroup, Inc.
3.14%	01/24/23	[8]	27,700,000	27,807,573
3.67%	07/24/28	[8]	97,375,000	97,231,084
3.88%	10/25/23		12,245,000	12,743,990
3.89%	01/10/28	[8]	8,253,000	8,379,671
Daimler Finance North America LLC
1.50%	07/05/19	[3]	11,600,000	11,561,753
1.75%	10/30/19	[3]	18,115,000	17,999,940
2.20%	05/05/20	[3]	5,950,000	5,906,151
2.30%	01/06/20	[3]	11,400,000	11,352,855
Discover Financial Services
3.85%	11/21/22		9,064,000	9,290,077
Ford Motor Credit Co. LLC
1.90%	08/12/19		14,465,000	14,392,689
2.02%	05/03/19		17,727,000	17,705,284
2.34%	11/02/20		38,147,000	37,283,129
2.43%	06/12/20		40,044,000	39,525,978
2.46%	03/27/20		8,855,000	8,786,611
2.60%	11/04/19		13,380,000	13,337,023
2.68%	01/09/20		3,820,000	3,805,692
3.10%	05/04/23		10,000,000	9,337,753
3.16%	08/04/20		2,000,000	1,988,012
3.20%	01/15/21		15,460,000	15,245,217
3.22%	01/09/22		60,140,000	58,481,999
3.34%	03/18/21		24,035,000	23,664,248
3.34%	03/28/22		11,257,000	10,916,431
3.81%	10/12/21		22,199,000	22,001,909
4.25%	09/20/22		19,823,000	19,591,834
5.09%	01/07/21		74,500,000	75,877,946
5.60%	01/07/22		51,828,000	53,478,723
5.75%	02/01/21		6,000,000	6,178,055
5.88%	08/02/21		22,933,000	23,754,072
8.13%	01/15/20		4,470,000	4,633,037
(LIBOR USD 3-Month plus 0.88%)
3.68%	10/12/21	[2]	48,530,000	47,039,846
(LIBOR USD 3-Month plus 1.08%)
3.82%	08/03/22	[2]	3,950,000	3,782,806
(LIBOR USD 3-Month plus 1.27%)
3.87%	03/28/22	[2]	30,153,000	29,148,586
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[1]	223,292,000	220,565,605
3.37%	11/15/25	[1]	7,730,000	7,511,968
4.42%	11/15/35	[1]	197,594,000	182,965,830

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 132

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
2.35%	10/04/19		$19,090,000	$19,045,003
2.40%	05/09/19		37,332,000	37,316,912
3.20%	07/13/20		8,150,000	8,165,023
3.55%	04/09/21		51,224,000	51,523,991
Goldman Sachs Group, Inc. (The)
2.91%	06/05/23	[8]	4,750,000	4,701,337
2.91%	07/24/23	[8]	8,659,000	8,573,464
3.27%	09/29/25	[8]	110,665,000	109,446,292
3.69%	06/05/28	[8]	67,130,000	66,744,455
3.81%	04/23/29	[8]	72,105,000	71,496,018
3.85%	01/26/27		13,165,000	13,227,380
4.02%	10/31/38	[8]	5,285,000	5,078,280
4.22%	05/01/29	[8]	10,965,000	11,209,948
5.25%	07/27/21		39,220,000	41,283,639
5.75%	01/24/22		9,875,000	10,590,609
Goldman Sachs Group, Inc. (The) (GMTN)
5.38%	03/15/20		60,000	61,415
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		97,679,000	99,780,222
Goldman Sachs Group, Inc., Series D (The) (MTN)
6.00%	06/15/20		9,510,000	9,880,329
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
3.69%	07/22/22	[2]	143,880,000	144,680,479
Morgan Stanley (GMTN)
4.00%	07/23/25		16,591,000	17,123,082
5.50%	01/26/20		4,000,000	4,087,738
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	25,824,547	30,293,855
Raymond James Financial, Inc.
4.95%	07/15/46		55,981,000	58,929,435

				2,295,443,509

Food — 0.82%
Campbell Soup Co.
3.30%	03/15/21		12,610,000	12,685,465
4.15%	03/15/28		1,595,000	1,590,435
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[2]	81,235,000	81,067,909
(LIBOR USD 3-Month plus 0.63%)
3.24%	03/15/21	[2]	5,838,000	5,805,161
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	11,294,000	10,178,717
Conagra Brands, Inc.
3.80%	10/22/21		19,277,000	19,647,028
4.60%	11/01/25		25,198,000	26,471,016
(LIBOR USD 3-Month plus 0.50%)
3.09%	10/09/20	[2]	8,525,000	8,482,812

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
(LIBOR USD 3-Month plus 0.75%)
3.51%	10/22/20	[2]	$31,600,000	$31,573,106
General Mills, Inc.
4.20%	04/17/28		22,725,000	23,635,837
4.70%	04/17/48		6,898,000	6,898,858
Kraft Heinz Foods Co.
3.95%	07/15/25		26,373,000	26,601,337
4.38%	06/01/46		86,253,000	74,993,878
4.63%	01/30/29		19,955,000	20,545,575
5.20%	07/15/45		22,397,000	21,481,108
5.38%	02/10/20		3,505,000	3,562,752
(LIBOR USD 3-Month plus 0.42%)
3.12%	08/09/19	[2]	11,505,000	11,509,527
Kroger Co. (The)
4.50%	01/15/29		4,295,000	4,401,142
5.40%	01/15/49		71,265,000	73,543,823
Mondelez International Holdings
Netherlands BV (Netherlands)
2.00%	10/28/21	[1,3]	32,837,000	32,065,610
Pilgrim’s Pride Corp.
5.75%	03/15/25	[3]	1,985,000	2,014,775
5.88%	09/30/27	[3]	14,161,000	14,302,610
Post Holdings, Inc.
5.00%	08/15/26	[3]	15,710,000	15,356,525
5.63%	01/15/28	[3]	633,000	630,626
5.75%	03/01/27	[3]	3,436,000	3,466,065
Tyson Foods, Inc.
4.00%	03/01/26		11,020,000	11,278,259
4.35%	03/01/29		46,320,000	47,912,968
5.10%	09/28/48		2,810,000	2,864,486

				594,567,410

Gaming — 0.08%
Churchill Downs, Inc.
5.50%	04/01/27	[3]	55,754,000	56,537,344

Health Care — 4.01%
AbbVie, Inc.
3.60%	05/14/25		44,612,000	44,753,084
4.40%	11/06/42		61,894,000	57,060,233
4.45%	05/14/46		4,040,000	3,737,107
4.50%	05/14/35		5,845,000	5,726,208
4.88%	11/14/48		42,387,000	41,713,772
Aetna, Inc.
4.13%	06/01/21		13,170,000	13,456,023
4.13%	11/15/42		6,375,000	5,774,603
Allergan Finance LLC
3.25%	10/01/22		10,772,000	10,775,449
Allergan Funding SCS (Luxembourg)
3.45%	03/15/22	[1]	15,285,000	15,429,361

See accompanying notes to Schedule of Portfolio Investments.

133 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
3.80%	03/15/25	[1]	$16,704,000	$16,954,463
3.85%	06/15/24	[1]	58,908,000	59,671,483
Allergan Sales LLC
5.00%	12/15/21	[3]	31,435,000	32,673,020
Amgen, Inc.
3.63%	05/22/24		5,633,000	5,796,476
4.40%	05/01/45		32,527,000	31,936,522
4.56%	06/15/48		6,483,000	6,446,898
4.66%	06/15/51		56,290,000	56,856,570
Anthem, Inc.
3.30%	01/15/23		21,050,000	21,284,434
3.35%	12/01/24		53,890,000	54,295,911
3.50%	08/15/24		33,520,000	34,002,579
3.65%	12/01/27		50,685,000	50,651,218
4.38%	12/01/47		5,649,000	5,624,775
4.65%	01/15/43		10,965,000	11,332,218
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	[1]	77,380,000	75,493,746
3.38%	11/16/25	[1]	7,879,000	7,955,998
Bausch Health Americas, Inc.
9.25%	04/01/26	[3]	2,722,000	2,980,590
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[1,3]	1,377,000	1,411,425
Baxalta, Inc.
2.88%	06/23/20		11,998,000	11,987,127
4.00%	06/23/25		4,695,000	4,830,498
Bayer U.S. Finance II LLC
2.13%	07/15/19	[3]	10,504,000	10,472,354
4.25%	12/15/25	[3]	12,551,000	12,697,028
4.38%	12/15/28	[3]	168,605,000	167,696,303
(LIBOR USD 3-Month plus 1.01%)
3.62%	12/15/23	[2,3]	8,130,000	7,984,606
Becton Dickinson and Co.
2.68%	12/15/19		5,114,000	5,117,222
2.89%	06/06/22		17,905,000	17,838,393
3.25%	11/12/20		42,315,000	42,433,524
(LIBOR USD 3-Month plus 0.88%)
3.48%	12/29/20	[2]	100,723,000	100,733,804
Boston Scientific Corp.
3.45%	03/01/24		24,300,000	24,751,861
4.70%	03/01/49		5,475,000	5,823,308
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	9,846,000	9,796,770
Celgene Corp.
2.75%	02/15/23		48,660,000	48,220,084
3.45%	11/15/27		28,532,000	28,213,855
3.88%	08/15/25		22,320,000	22,842,605
3.90%	02/20/28		55,516,000	56,729,857
4.63%	05/15/44		12,335,000	12,440,222

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.00%	08/15/45		$110,166,000	$116,586,419
Centene Corp.
4.75%	05/15/22		5,876,000	6,000,865
4.75%	01/15/25		3,547,000	3,626,807
5.63%	02/15/21		4,517,000	4,590,401
CHS/Community Health Systems, Inc.
5.13%	08/01/21		1,841,000	1,813,293
8.00%	03/15/26	[3]	6,710,000	6,458,375
8.63%	01/15/24	[3]	5,038,000	5,063,190
Cigna Corp.
3.75%	07/15/23	[3]	63,990,000	65,672,105
4.38%	10/15/28	[3]	42,440,000	44,061,994
4.80%	08/15/38	[3]	29,813,000	30,694,843
4.90%	12/15/48	[3]	6,540,000	6,758,660
(LIBOR USD 3-Month plus 0.35%)
2.96%	03/17/20	[2,3]	25,000,000	24,975,663
(LIBOR USD 3-Month plus 0.65%)
3.26%	09/17/21	[2,3]	77,330,000	77,309,331
(LIBOR USD 3-Month plus 0.89%)
3.68%	07/15/23	[2,3]	64,835,000	64,556,858
Cigna Holding Co.
3.05%	10/15/27		68,506,000	64,984,655
CVS Health Corp.
2.13%	06/01/21		14,355,000	14,115,404
3.35%	03/09/21		19,122,000	19,274,938
3.88%	07/20/25		27,753,000	28,104,018
4.00%	12/05/23		42,053,000	43,181,328
4.13%	05/15/21		15,235,000	15,614,425
4.30%	03/25/28		122,985,000	124,727,438
4.78%	03/25/38		39,706,000	39,378,888
4.88%	07/20/35		32,450,000	32,738,059
5.05%	03/25/48		111,205,000	112,197,445
Elanco Animal Health, Inc.
3.91%	08/27/21	[3]	19,750,000	20,087,465
4.27%	08/28/23	[3]	6,000,000	6,187,217
4.90%	08/28/28	[3]	11,850,000	12,591,528
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	3,850,000	3,896,246
5.63%	07/31/19	[3]	143,484,000	144,418,335
Gilead Sciences, Inc.
4.00%	09/01/36		15,800,000	15,530,549
4.50%	02/01/45		10,005,000	10,066,616
HCA, Inc.
4.25%	10/15/19		9,790,000	9,841,543
5.00%	03/15/24		36,635,000	38,882,774
5.25%	04/15/25		16,141,000	17,354,342
5.25%	06/15/26		2,652,000	2,847,585
5.38%	02/01/25		15,268,000	16,222,250
5.88%	05/01/23		1,600,000	1,710,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 134

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.88%	02/01/29		$6,024,000	$6,498,089
6.50%	02/15/20		42,247,000	43,493,287
Hologic, Inc.
4.63%	02/01/28	[3]	7,768,000	7,554,380
Kaiser Foundation Hospitals
4.15%	05/01/47		11,560,000	12,272,200
Merck & Co., Inc.
3.40%	03/07/29		3,440,000	3,533,457
Molina Healthcare, Inc.
4.88%	06/15/25	[3]	12,149,000	12,057,883
5.38%	11/15/22		14,588,000	15,135,050
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		6,845,000	6,507,258
Shire Acquisitions Investments Ireland DAC (Ireland)
2.40%	09/23/21	[1]	101,992,000	100,780,159
3.20%	09/23/26	[1]	7,645,000	7,398,839
Teleflex, Inc.
4.63%	11/15/27		4,186,000	4,154,605
Tenet Healthcare Corp.
4.50%	04/01/21		18,503,000	18,849,931
4.75%	06/01/20		5,798,000	5,870,475
6.00%	10/01/20		11,750,000	12,205,313
Teva Pharmaceutical Finance IV LLC
2.25%	03/18/20		18,465,000	18,180,067
Teva Pharmaceutical Finance
Netherlands III BV (Netherlands)
1.70%	07/19/19	[1]	16,750,000	16,660,136
UnitedHealth Group, Inc.
3.95%	10/15/42		4,907,000	4,964,338
4.25%	03/15/43		10,125,000	10,661,130
4.75%	07/15/45		37,058,000	41,818,171
WellCare Health Plans, Inc.
5.25%	04/01/25		7,525,000	7,816,594
5.38%	08/15/26	[3]	282,000	296,100
Zimmer Biomet Holdings, Inc.
2.70%	04/01/20		250,000	249,125
(LIBOR USD 3-Month plus 0.75%)
3.38%	03/19/21	[2]	16,850,000	16,799,222

				2,890,281,248

Industrials — 1.54%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	11,781,000	11,561,514
4.50%	05/15/28	[3]	4,210,000	4,425,621
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
6.00%	02/15/25	[1,3]	3,090,000	3,097,725
7.25%	05/15/24	[1,3]	30,850,000	32,614,620

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BAE Systems Holdings, Inc.
6.38%	06/01/19	[3]	$45,190,000	$45,417,238
Ball Corp.
4.00%	11/15/23		9,502,000	9,608,897
Bemis Co., Inc.
6.80%	08/01/19		7,415,000	7,510,141
Berry Global, Inc.
4.50%	02/15/26	[3]	1,454,000	1,385,226
5.13%	07/15/23		3,836,000	3,914,063
Clean Harbors, Inc.
5.13%	06/01/21		24,390,000	24,511,950
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		3,847,000	3,731,590
General Electric Co.
2.70%	10/09/22		27,420,000	26,916,720
General Electric Co. (GMTN)
2.20%	01/09/20		73,419,000	72,960,096
3.15%	09/07/22		7,508,000	7,484,901
4.63%	01/07/21		90,088,000	92,448,179
5.50%	01/08/20		34,772,000	35,415,014
General Electric Co. (MTN)
4.38%	09/16/20		5,815,000	5,929,715
4.65%	10/17/21		106,992,000	110,934,655
5.55%	05/04/20		38,121,000	39,162,256
5.55%	01/05/26		104,629,000	112,194,043
5.88%	01/14/38		52,985,000	56,520,549
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[2]	11,550,000	8,836,559
General Electric Co., Series A (MTN)
6.75%	03/15/32		18,098,000	20,917,664
General Electric Co., Series NOTZ (MTN)
(LIBOR USD 3-Month plus 0.80%)
3.59%	04/15/20	[2]	5,250,000	5,244,078
Graphic Packaging International LLC
4.13%	08/15/24		3,250,000	3,193,125
4.88%	11/15/22		5,635,000	5,761,787
L3 Technologies, Inc.
3.85%	06/15/23		91,875,000	94,767,335
4.40%	06/15/28		52,805,000	55,299,011
Northrop Grumman Corp.
3.20%	02/01/27		11,895,000	11,720,144
3.25%	01/15/28		38,605,000	37,997,756
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	3,364,000	3,309,335
Sealed Air Corp.
4.88%	12/01/22	[3]	6,050,000	6,261,750
5.13%	12/01/24	[3]	3,255,000	3,388,325
5.25%	04/01/23	[3]	4,088,000	4,261,740
5.50%	09/15/25	[3]	14,156,000	14,937,411

See accompanying notes to Schedule of Portfolio Investments.

135 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Silgan Holdings, Inc.
4.75%	03/15/25		$3,558,000	$3,509,077
United Technologies Corp.
4.13%	11/16/28		4,055,000	4,216,567
4.50%	06/01/42		3,512,000	3,636,359
8.75%	03/01/21		7,320,000	8,080,770
(LIBOR USD 3-Month plus 0.65%)
3.33%	08/16/21	[2]	33,525,000	33,547,400
WestRock MWV LLC
7.38%	09/01/19		11,000,000	11,195,423
WestRock RKT LLC
3.50%	03/01/20		10,120,000	10,170,710
WRKCo, Inc.
4.65%	03/15/26		24,935,000	26,445,459
4.90%	03/15/29		25,375,000	27,531,110

				1,111,973,608

Information Technology — 0.16%
Analog Devices, Inc.
2.85%	03/12/20		240,000	240,147
Broadcom Corp./Broadcom Cayman
Finance Ltd.
2.38%	01/15/20		7,584,000	7,545,579
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[3]	25,880,000	25,505,516
IQVIA, Inc.
5.00%	10/15/26	[3]	5,326,000	5,442,373
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,3]	4,600,000	4,663,887
4.13%	06/01/21	[1,3]	14,665,000	14,983,231
SS&C Technologies, Inc.
5.50%	09/30/27	[3]	42,938,000	43,447,889
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[3]	16,815,000	16,820,045

				118,648,667

Insurance — 0.44%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
3.03%	03/29/21	[2]	8,740,000	8,733,312
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		51,261,000	53,410,220
4.25%	01/15/49		12,225,000	12,814,526
4.30%	05/15/43		6,290,000	6,621,282
4.40%	05/15/42		4,982,000	5,361,449
Farmers Exchange Capital
7.05%	07/15/28	[3]	13,283,000	15,275,319
7.20%	07/15/48	[3]	18,265,000	21,449,923

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Farmers Exchange Capital II
6.15%	11/01/53	[3,8]	$64,140,000	$67,135,146
Farmers Exchange Capital III
5.45%	10/15/54	[3,8]	72,575,000	71,123,500
Farmers Insurance Exchange
4.75%	11/01/57	[3,8]	19,580,000	16,971,063
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[3,8]	18,189,000	18,098,055
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[3,8]	19,825,000	20,397,863

				317,391,658

Materials — 0.22%
Axalta Coating Systems LLC
4.88%	08/15/24	[3]	13,543,000	13,644,573
Indonesia Asahan Aluminum Persero PT (Indonesia)
6.53%	11/15/28	[1,3]	4,000,000	4,574,044
International Flavors & Fragrances, Inc.
5.00%	09/26/48		103,144,000	108,303,314
SASOL Financing USA LLC
5.88%	03/27/24		8,420,000	8,935,725
Valvoline, Inc.
4.38%	08/15/25		16,105,000	15,460,800
5.50%	07/15/24		6,995,000	7,143,994

				158,062,450

Real Estate Investment Trust (REIT) — 1.62%
Alexandria Real Estate Equities, Inc.
3.80%	04/15/26		15,104,900	15,334,442
3.90%	06/15/23		6,174,000	6,383,484
4.60%	04/01/22		32,455,000	34,064,672
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		14,995,000	15,036,529
3.63%	11/15/27		7,095,000	6,950,707
3.75%	04/15/23		43,679,000	44,300,683
4.13%	07/01/24		4,095,000	4,192,916
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		6,025,000	6,132,121
AvalonBay Communities, Inc. (MTN)
(LIBOR USD 3-Month plus 0.43%)
3.22%	01/15/21	[2]	60,530,000	60,113,058
Boston Properties LP
2.75%	10/01/26		58,327,000	55,316,861
3.20%	01/15/25		72,105,000	71,577,083
4.50%	12/01/28		5,260,000	5,587,705
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		12,849,000	13,169,576

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 136

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Digital Realty Trust LP
3.63%	10/01/22		$5,490,000	$5,569,610
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		13,411,000	13,636,439
4.88%	11/01/20		19,699,000	20,088,419
5.25%	06/01/25		58,420,000	61,341,000
5.30%	01/15/29		25,900,000	27,279,693
5.38%	11/01/23		16,575,000	17,443,199
5.38%	04/15/26		63,032,000	66,019,717
5.75%	06/01/28		34,128,000	36,771,214
HCP, Inc.
3.15%	08/01/22		10,530,000	10,532,538
3.88%	08/15/24		24,274,000	24,847,243
4.00%	12/01/22		55,563,000	57,080,225
4.20%	03/01/24		20,709,000	21,501,020
4.25%	11/15/23		77,695,000	80,866,238
Healthcare Realty Trust, Inc.
3.75%	04/15/23		12,755,000	12,845,691
Healthcare Trust of America Holdings LP
3.75%	07/01/27		18,945,000	18,586,419
Host Hotels & Resorts LP
5.25%	03/15/22		20,960,000	21,961,143
Hudson Pacific Properties LP
3.95%	11/01/27		2,000,000	1,937,746
4.65%	04/01/29		9,585,000	9,783,450
Kilroy Realty LP
3.45%	12/15/24		24,005,000	23,771,599
Liberty Property LP
3.38%	06/15/23		9,128,000	9,197,369
Life Storage LP
3.88%	12/15/27		6,960,000	6,836,589
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		1,292,000	1,220,940
Mid-America Apartments LP
4.30%	10/15/23		9,636,000	10,041,807
Reckson Operating Partnership LP
7.75%	03/15/20		26,913,000	28,050,088
SBA Communications Corp.
4.88%	09/01/24		2,494,000	2,525,175
SL Green Operating Partnership LP
3.25%	10/15/22		44,126,000	43,919,292
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[2]	21,635,000	21,544,742
SL Green Realty Corp.
4.50%	12/01/22		14,495,000	14,993,286
UDR, Inc.
3.70%	10/01/20		7,263,000	7,339,406

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP
3.25%	10/15/26		$10,135,000	$9,844,582
3.50%	02/01/25		22,540,000	22,566,382
3.75%	05/01/24		14,555,000	14,913,868
4.13%	01/15/26		20,800,000	21,371,245
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		29,128,000	29,070,396
3.25%	08/15/22		7,357,000	7,413,547
WEA Finance LLC
3.15%	04/05/22	[3]	5,180,000	5,198,069
Welltower, Inc.
4.00%	06/01/25		27,119,000	27,913,951
4.95%	09/01/48		12,285,000	12,971,405

				1,166,954,579

Retail — 0.26%
Alimentation Couche-Tard, Inc. (Canada)
2.70%	07/26/22	[1,3]	3,923,000	3,883,837
3.55%	07/26/27	[1,3]	9,610,000	9,386,135
Cumberland Farms, Inc.
6.75%	05/01/25	[3]	3,771,000	3,935,981
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.47%	04/17/20	[2]	40,895,000	40,904,420
Family Dollar Stores, Inc.
5.00%	02/01/21		18,280,000	18,870,441
Rite Aid Corp.
6.13%	04/01/23	[3]	57,373,000	47,547,874
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		39,735,000	38,924,644
3.80%	11/18/24		10,635,000	10,807,468
4.80%	11/18/44		13,454,000	12,832,802

				187,093,602

Services — 0.31%
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28	[1,3]	6,600,000	6,909,705
Gartner, Inc.
5.13%	04/01/25	[3]	1,488,000	1,507,642
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	29,548,000	29,592,322
4.13%	08/01/23	[1]	38,500,000	39,311,965
4.75%	02/15/25	[1,3]	34,276,000	35,766,663
4.75%	08/01/28	[1]	7,632,000	7,994,978
5.00%	11/01/22	[1,3]	59,254,000	62,115,968
Matthews International Corp.
5.25%	12/01/25	[3]	11,682,000	11,287,733
Moody’s Corp.
3.25%	06/07/21		6,095,000	6,143,568

See accompanying notes to Schedule of Portfolio Investments.

137 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
Northwestern University
3.69%	12/01/38		$18,720,000	$19,047,284
Service Corp. International/U.S.
4.63%	12/15/27		1,922,000	1,917,195

				221,595,023

Transportation — 0.57%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		5,396,809	5,629,951
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		1,951,920	2,009,697
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		14,318,685	14,534,074
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		52,542,882	54,348,597
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29		19,405,266	19,022,982
Continental Airlines Pass-Through Trust,
Series 1999-2 AMBC, Class C2
6.24%	03/15/20		5,711	5,783
Continental Airlines Pass-Through Trust,
Series 1999-2, Class A
7.26%	03/15/20		478,085	484,826
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		7,863	8,116
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		1,250,661	1,312,618
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		62,092,127	65,383,010
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		540,695	558,944
Continental Airlines Pass-Through Trust,
Series 2009-2, Class A
7.25%	11/10/19		27,853,069	28,514,579
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		32,770,488	34,902,176
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		3,263,305	3,504,790
SMBC Aviation Capital Finance DAC (Ireland)
3.00%	07/15/22	[1,3]	20,315,000	20,077,934

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		$457,092	$481,120
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		17,493,583	18,760,801
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		3,258,017	3,590,480
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		40,871,560	44,203,777
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		9,800	10,186
Union Pacific Corp.
3.95%	09/10/28		42,265,000	44,494,800
United Airlines Pass-Through Trust,
Series 2013-1, Class A
4.30%	08/15/25		14,649,378	15,217,683
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		34,317,021	34,008,167

				411,065,091

Total Corporates
(Cost $18,505,328,800)				18,775,816,328

FOREIGN GOVERNMENT OBLIGATIONS — 0.15%
Foreign Government Obligations — 0.15%
Argentine Republic Government International Bond (Argentina)
6.88%	04/22/21	[1]	9,240,000	8,459,220
Bahrain Government International Bond, Series REGS (Bahrain)
7.00%	10/12/28	[1]	4,700,000	5,064,250
Brazilian Government International Bond
(Brazil)
4.63%	01/13/28	[1]	5,700,000	5,755,632
Colombia Government International Bond
(Colombia)
4.00%	02/26/24	[1]	4,700,000	4,855,100
Dominican Republic International Bond,
Series REGS (Dominican Republic)
6.60%	01/28/24	[1]	8,420,000	9,119,702
Egypt Government International Bond
(Egypt)
5.58%	02/21/23	[1,3]	4,700,000	4,676,030
Mexico Government International Bond
(Mexico)
3.75%	01/11/28	[1]	7,500,000	7,405,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 138

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Oman Government International Bond
(Oman)
5.63%	01/17/28	[1,3]	$9,400,000	$8,847,750
Perusahaan Penerbit SBSN Indonesia III,
Series REGS (Indonesia)
4.15%	03/29/27	[1]	5,100,000	5,168,544
Qatar Government International Bond
(Qatar)
4.50%	04/23/28	[1]	8,430,000	9,051,713
Russian Foreign Bond - Eurobond,
Series REGS (Russia)
4.75%	05/27/26	[1]	9,400,000	9,700,800
Saudi Government International Bond,
Series REGS (EMTN) (Saudi Arabia)
4.50%	10/26/46	[1]	3,800,000	3,724,000
Saudi Government International Bond
(Saudi Arabia)
4.00%	04/17/25	[1,3]	8,420,000	8,634,710
South Africa Government International Bond
(South Africa)
4.67%	01/17/24	[1]	7,500,000	7,584,375
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[1]	6,570,000	6,933,321

Total Foreign Government Obligations
(Cost $102,651,304)				104,980,647

MORTGAGE-BACKED — 38.66%**
Non-Agency Commercial
Mortgage-Backed — 1.67%
225 Liberty Street Trust,
Series 2016-225L, Class A
3.60%	02/10/36	[3]	63,710,000	65,568,739
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[3,8]	122,855,000	131,640,484
Banc of America Merrill Lynch Trust,
Series 2011-FSHN, Class A
4.42%	07/11/33	[3]	7,740,000	7,954,452
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
3.03%	04/25/34	[2,3]	27,727	27,537
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.43%)
2.92%	08/25/34	[2,3]	261,644	257,873
BB-UBS Trust, Series 2012-SHOW, Class A
3.43%	11/05/36	[3]	8,640,000	8,781,221
CALI Mortgage Trust, Series 2019-101C, Class A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
3.96%	03/10/39	[3]	$80,200,000	$84,597,526
CALI Mortgage Trust, Series 2019-101C,
Class XA (IO)
0.44%	03/10/39	[3,8]	272,551,000	7,364,423
Capmark Mortgage Securities, Inc., Series
1998-C2, Class X (IO)
1.09%	05/15/35	[8]	2,897,193	8,842
CGRBS Commercial Mortgage Trust,
Series 2013-VN05, Class A
3.37%	03/13/35	[3]	42,582,744	43,230,204
Citigroup Commercial Mortgage Trust,
Series 2013-375P, Class A
3.25%	05/10/35	[3]	5,000	5,064
Commercial Mortgage Trust,
Series 2013-300P, Class A1
4.35%	08/10/30	[3]	14,635,000	15,457,695
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	460,199
Commercial Mortgage Trust,
Series 2013-SFS, Class A2
2.99%	04/12/35	[3,8]	7,205,000	7,236,433
Commercial Mortgage Trust,
Series 2014-277P, Class A
3.61%	08/10/49	[3,8]	15,960,000	16,584,964
Commercial Mortgage Trust,
Series 2015-3BP, Class A
3.18%	02/10/35	[3]	16,440,000	16,635,350
Commercial Mortgage Trust,
Series 2016-787S, Class A
3.55%	02/10/36	[3]	74,550,000	76,278,643
Core Industrial Trust, Series 2015-CALW, Class A
3.04%	02/10/34	[3]	45,744,931	46,162,354
Core Industrial Trust, Series 2015-TEXW, Class A
3.08%	02/10/34	[3]	3,051,927	3,076,284
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[3]	1,070,268	1,071,325
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.55%	09/10/35	[3,8]	1,362,500	1,401,662
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
2.65%	04/15/35	[2,3]	6,784,709	6,657,736
GRACE Mortgage Trust,
Series 2014-GRCE, Class A
3.37%	06/10/28	[3]	73,520,000	74,481,958

See accompanying notes to Schedule of Portfolio Investments.

139 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
GS Mortgage Securities Corp. II,
Series 2013-KING, Class A
2.71%	12/10/27	[3]	$7,223,016	$7,212,484
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[3]	2,491,295	2,509,468
GS Mortgage Securities Trust,
Series 2011-GC5, Class A4
3.71%	08/10/44		67,335,000	68,466,440
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A
3.55%	04/10/34	[3]	59,497,000	60,642,936
Irvine Core Office Trust, Series 2013-IRV,
Class A1
2.07%	05/15/48	[3]	6,186,268	6,100,907
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	407,126	405,564
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		31,209,282	32,104,400
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-HSBC,
Class A
3.09%	07/05/32	[3]	41,323,309	41,726,625
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,8]	2,249,399	2,238,280
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A
3.35%	07/13/29	[3]	975,000	988,009
Morgan Stanley Capital I Trust,
Series 2014-MP, Class A
3.47%	08/11/33	[3]	94,742,500	96,170,629
Morgan Stanley Capital I Trust,
Series 2015-420, Class A
3.73%	10/12/50	[3]	1,065,000	1,089,891
Queens Center Mortgage Trust,
Series 2013-QCA, Class A
3.28%	01/11/37	[3]	15,810,000	15,976,463
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.83%	01/15/32	[3,8]	103,085,000	106,180,127
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[3,8]	20,040,000	20,206,873
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[3]	29,803,200	30,028,578
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[3]	900,000	913,708

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class A
2.71%	03/18/28	[3,8]	$49,280,000	$49,053,953
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		47,205,000	47,523,242
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A3
4.39%	06/15/44	[3]	61,337	61,355

				1,204,540,900

Non-Agency Mortgage-Backed — 6.46%
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 05/25/19)
7.40%	06/25/32		46,235	46,166
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
2.71%	02/25/37	[2]	46,525,000	45,782,940
ACE Securities Corp. Home Equity Loan
Trust, Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.13%	05/25/34	[2]	4,181	4,091
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.64%	06/25/36	[2]	3,529,706	2,841,445
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASAP2, Class A1
(LIBOR USD 1-Month plus 0.19%)
2.68%	06/25/37	[2]	46,965,237	38,280,928
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
3.03%	01/25/36	[2]	328,536	311,523
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
(LIBOR USD 1-Month plus 0.23%)
2.72%	09/25/35	[2]	434,344	435,091
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.20%)
2.69%	08/25/36	[2]	10,517,110	10,404,433
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative
Average plus 1.15%)
3.55%	10/25/46	[2]	49,945,052	44,890,303

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 140

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.61%	03/25/47	[2]	$16,303,078	$14,976,250
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
4.31%	10/25/34	[2]	6,639,092	6,551,545
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
2.88%	03/25/36	[2]	19,156,879	19,127,843
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
3.15%	11/25/34	[2]	28,418,440	28,218,310
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.94%	01/25/36	[2]	16,496,786	16,577,843
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 05/25/19)
7.22%	10/25/27		49,597	50,655
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates Series 2005-W3,
Class M1
(LIBOR USD 1-Month plus 0.44%)
2.93%	11/25/35	[2]	19,840,000	19,571,575
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2004-W6,
Class AV2
(LIBOR USD 1-Month plus 0.90%)
3.39%	05/25/34	[2]	13,032,702	13,019,386
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W2,
Class A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	10/25/35	[2]	12,756,721	12,773,675
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W3,
Class A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	11/25/35	[2]	32,616,564	32,391,828
Asset-Backed Funding Certificates,
Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.12%	03/25/35	[2]	8,591,455	8,605,232
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B
(LIBOR USD 1-Month plus 0.16%)
2.65%	11/25/36	[2]	23,011,509	13,241,372

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
3.49%	06/25/37	[2]	$23,763,830	$20,313,507
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.61%	07/25/36	[2]	16,561,966	16,378,707
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
2.72%	11/25/36	[2]	18,411,000	17,400,844
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		19,735	21,005
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.93%	05/20/36	[8]	5,972,478	5,807,050
Banc of America Funding Trust,
Series 2006-E, Class 2A1
4.25%	06/20/36	[8]	88,290	86,406
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	07/20/36	[2]	5,986,826	5,971,302
Banc of America Funding Trust,
Series 2006-H, Class 3A1
4.25%	09/20/46	[8]	1,590,394	1,473,321
Banc of America Funding Trust,
Series 2014-R8, Class A1
(LIBOR USD 1-Month plus 0.24%)
2.73%	06/26/36	[2,3]	6,393,074	6,374,873
Banc of America Funding Trust,
Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	08/27/36	[2,3]	29,936,162	29,506,195
Banc of America Funding Trust,
Series 2015-R2, Class 3A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	04/29/37	[2,3]	13,680,129	13,566,006
Banc of America Funding Trust,
Series 2015-R2, Class 7A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	09/29/36	[2,3]	9,957,091	9,954,514
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
2.70%	03/27/36	[2,3]	6,183,358	6,159,762

See accompanying notes to Schedule of Portfolio Investments.

141 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust,
Series 2015-R5, Class 1A1
(LIBOR USD 1-Month plus 0.13%)
2.62%	10/26/36	[2,3]	$36,873,728	$36,485,012
Banc of America Funding Trust,
Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
2.62%	10/26/36	[2,3]	42,536,000	41,090,890
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[3,8]	32,889,054	32,271,608
Banc of America Mortgage Securities, Inc.,
Series 2004-F, Class 1A1
4.49%	07/25/34	[8]	51,051	52,378
Banc of America Mortgage Securities, Inc.,
Series 2005-C, Class 2A2
4.36%	04/25/35	[8]	459,988	455,809
Banc of America Mortgage Securities, Inc.,
Series 2006-2, Class A2
(0.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46	[2]	183,719	175,258
Banc of America Mortgage Securities, Inc.,
Series 2007-1, Class 1A24
6.00%	03/25/37		793,427	737,641
Banc of America Mortgage Securities, Inc.,
Series 2007-3, Class 1A1
6.00%	09/25/37		479,977	462,740
BCAP LLC Trust, Series 2007-AA2,
Class 2A5
6.00%	04/25/37		315,644	250,723
BCAP LLC Trust, Series 2007-AA5,
Class A1
(LIBOR USD 1-Month plus 0.65%)
3.14%	09/25/47	[2]	25,056,611	23,555,843
BCAP LLC Trust, Series 2011-RR3,
Class 5A3
3.69%	11/27/37	[3,8]	1,753,269	1,754,750
BCAP LLC Trust, Series 2015-RR2,
Class 26A1
4.95%	03/28/36	[3,8]	3,496,633	3,524,511
Bear Stearns ALT-A Trust, Series 2005-4,
Class 22A2
4.30%	05/25/35	[8]	21,791	20,063
Bear Stearns ALT-A Trust, Series 2005-7,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
3.03%	08/25/35	[2]	391,327	391,443
Bear Stearns ALT-A Trust, Series 2006-4,
Class 32A1
4.03%	07/25/36	[8]	2,082,875	1,778,716
Bear Stearns ARM Trust, Series 2004-1,
Class 13A2
4.66%	04/25/34	[8]	8,838	8,848

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2004-10,
Class 14A1
4.46%	01/25/35	[8]	$3,284,347	$3,267,589
Bear Stearns ARM Trust, Series 2006-4,
Class 2A1
4.13%	10/25/36	[8]	629,224	590,239
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
2.74%	08/25/20	[2]	1,672,275	1,140,069
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		779,101	868,620
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
2.63%	11/25/36	[2]	9,187,293	8,435,820
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A1
(STEP-reset date 05/25/19)
5.50%	01/25/34		727,710	733,830
Bear Stearns Asset-Backed Securities Trust,
Series 2003-AC7, Class A2
(STEP-reset date 05/25/19)
5.75%	01/25/34		656,080	662,403
Bear Stearns Mortgage Funding Trust,
Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
2.67%	10/25/36	[2]	2,370,055	2,227,410
Bear Stearns Mortgage Funding Trust,
Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
2.66%	06/25/47	[2]	615,850	583,342
Carrington Mortgage Loan Trust,
Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.48%)
2.97%	10/25/35	[2]	597,657	598,970
Carrington Mortgage Loan Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
2.80%	01/25/36	[2]	75,065,624	74,950,601
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/36	[2]	9,486,296	9,449,043
Chase Funding Trust,
Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
3.09%	07/25/33	[2]	3,059	2,912

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 142

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chase Funding Trust,
Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
2.99%	02/26/35	[2]	$5,668	$5,478
Chase Mortgage Finance Trust,
Series 2006-A1, Class 1A2
4.06%	09/25/36	[8]	894,313	835,657
Chase Mortgage Finance Trust,
Series 2006-S3, Class 2A1
5.50%	11/25/21		1,839,976	1,298,619
Chase Mortgage Finance Trust,
Series 2007-A2, Class 2A3
4.51%	07/25/37	[8]	2,400,405	2,468,438
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		811,755	748,237
Chaseflex Trust, Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
2.69%	09/25/36	[2]	8,804,055	7,323,624
CIM Trust, Series 2016-4, Class A1
(LIBOR USD 1-Month plus 2.00%)
4.49%	10/25/57	[2,3]	255,768,971	266,160,135
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[3,8]	6,832,443	6,783,773
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[3,8]	135,070,273	133,287,535
CIM Trust, Series 2018-R1, Class A1
3.65%	05/25/55	[3]	114,829,385	113,240,675
CIM Trust, Series 2018-R2, Class A1
3.69%	08/25/57	[3,8]	89,501,557	89,217,219
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[3,8]	62,251,274	61,992,651
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[3,8]	155,294,893	155,400,851
CIM Trust, Series 2018-R6, Class A1
(LIBOR USD 1-Month plus 1.08%)
3.57%	09/25/58	[2,3]	129,114,774	128,266,954
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
3.84%	10/25/37	[2,3]	62,546,915	63,261,933
Citicorp Mortgage Securities, Inc.,
Series 2005-1, Class 1A12
5.00%	02/25/35		240,150	245,014
Citicorp Residential Mortgage Trust, Series 2006-2, Class A5
(STEP-reset date 05/25/19)
5.41%	09/25/36		438,474	444,355
Citicorp Residential Mortgage Trust, Series 2007-1, Class A5
(STEP-reset date 05/25/19)
5.35%	03/25/37		650,000	681,378

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
4.18%	02/25/34	[8]	$129,687	$127,331
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-RR2, Class A2
4.34%	05/25/34	[3,8]	1,912,855	1,975,868
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-5, Class 3A2A
4.34%	10/25/35	[8]	691,288	527,072
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	11/25/35	[2]	178,287	144,327
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4
(LIBOR USD 1-Month plus 0.20%)
2.69%	01/25/37	[2]	43,074	43,259
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/37	[2]	671,146	664,619
Citigroup Mortgage Loan Trust,
Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.51%)
3.00%	01/25/36	[2]	1,977,843	1,983,182
Citigroup Mortgage Loan Trust,
Series 2006-AR2, Class 1A1
4.82%	03/25/36	[8]	15,254,187	14,514,786
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.22%	06/25/36	[8]	4,588,443	4,433,611
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
2.78%	08/25/36	[2]	305,000	301,164
Citigroup Mortgage Loan Trust,
Series 2006-WF2, Class A1
(STEP-reset date 05/25/19)
6.75%	05/25/36		45,807,673	33,787,350
Citigroup Mortgage Loan Trust,
Series 2007-6, Class 1A4A
3.44%	03/25/37	[8]	489,928	412,610
Citigroup Mortgage Loan Trust,
Series 2010-7, Class 2A1
4.64%	02/25/35	[3,8]	29,431	29,663
Citigroup Mortgage Loan Trust,
Series 2012-3, Class 4A1
4.22%	11/25/36	[3,8]	402,166	404,207
Citigroup Mortgage Loan Trust,
Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
4.03%	02/20/36	[2,3]	16,312,955	15,942,843

See accompanying notes to Schedule of Portfolio Investments.

143 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust,
Series 2014-6, Class 3A2
4.31%	11/25/35	[3,8]	$846,291	$848,630
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
2.69%	06/25/47	[2,3]	13,889,393	13,947,631
Citigroup Mortgage Loan Trust,
Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
3.03%	03/25/47	[2,3]	17,637,545	17,374,115
Citigroup Mortgage Loan Trust,
Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
3.03%	03/25/36	[2,3]	6,525,372	6,471,995
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[8]	4,213,111	4,477,286
Conseco Finance Corp., Series 1998-2, Class A5
6.24%	12/01/28		14,871	15,077
Conseco Finance Corp., Series 1998-3, Class A6
6.76%	03/01/30		1,735,708	1,800,657
Conseco Finance Corp., Series 1998-6, Class A8
6.66%	06/01/30	[8]	2,224,101	2,311,492
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[3,8]	216,028	222,788
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	08/01/32	[8]	652,124	661,326
CountryPlace Manufactured Housing
Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,8]	6,757,216	6,861,259
Countrywide Alternative Loan Trust,
Series 2004-J6, Class 2A1
6.50%	11/25/31		9,030	9,620
Countrywide Alternative Loan Trust,
Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.90%	09/25/35	[2]	611,527	611,162
Countrywide Alternative Loan Trust,
Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
3.40%	02/25/36	[2]	53,876,714	52,172,259
Countrywide Alternative Loan Trust,
Series 2005-84, Class 1A1
3.98%	02/25/36	[8]	72,651	57,605

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust,
Series 2006-HY13, Class 4A1
4.47%	02/25/37	[8]	$1,796,205	$1,750,492
Countrywide Alternative Loan Trust,
Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.17%)
2.66%	06/25/46	[2]	507,330	524,964
Countrywide Alternative Loan Trust,
Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
2.69%	03/25/37	[2]	659,999	246,878
Countrywide Asset-Backed Certificates,
Series 2005-11, Class AF4
5.21%	03/25/34	[8]	5,618,950	5,655,725
Countrywide Asset-Backed Certificates,
Series 2005-13, Class AF4
5.81%	04/25/36	[8]	256,931	225,408
Countrywide Asset-Backed Certificates,
Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
2.95%	11/25/35	[2]	16,181,127	16,110,847
Countrywide Asset-Backed Certificates,
Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
3.29%	10/25/47	[2]	12,592,389	12,211,689
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2001-HYB1, Class 1A1
3.81%	06/19/31	[8]	10,277	10,322
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		72,846	73,366
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14, Class 4A1
3.80%	08/25/34	[8]	986,113	964,322
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
3.15%	02/25/35	[2]	124,968	122,658
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB3, Class 1A
4.32%	06/20/34	[8]	28,101	28,635
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB4, Class 2A1
4.21%	09/20/34	[8]	1,109,897	1,082,545

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 144

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7, Class 3A
4.52%	11/20/34	[8]	$307,525	$313,512
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-11, Class 1A2
5.00%	04/25/35	[8]	973,972	963,906
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-31, Class 2A3
3.87%	01/25/36	[8]	214,301	204,627
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.09%	05/25/35	[2]	4,284,227	3,956,492
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HY5, Class 1A1
4.51%	09/25/47	[8]	1,064,070	1,037,360
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.45%	03/25/37	[8]	1,419,998	1,201,201
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR20, Class 2A4
4.24%	08/25/33	[8]	18,085	18,354
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		5,148	5,051
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-1, Class 2A1
6.50%	02/25/34		30,152	31,457
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-AR5, Class 6A1
4.29%	06/25/34	[8]	163,232	167,069
Credit Suisse Mortgage Capital,
Mortgage-Backed Trust,
Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
3.19%	03/25/36	[2]	4,001,459	2,156,807
Credit Suisse Mortgage Capital,
Mortgage-Backed Trust,
Series 2007-2, Class 3A4
5.50%	03/25/37		2,071,191	1,749,874
Credit Suisse Mortgage Capital,
Series 2010-17R, Class 1A1
4.47%	06/26/36	[3,8]	207,800	209,470
Credit Suisse Mortgage Capital,
Series 2014-11R, Class 10A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	05/27/37	[2,3]	2,129,294	2,132,060

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Capital,
Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
4.24%	08/27/36	[2,3]	$10,504,220	$10,567,666
Credit Suisse Mortgage Capital,
Series 2015-1R, Class 5A1
4.48%	09/27/35	[3,8]	4,540,121	4,561,660
Credit Suisse Mortgage Capital,
Series 2015-2R, Class 4A1
2.69%	06/27/47	[3,8]	17,397,400	17,265,665
Credit Suisse Mortgage Capital,
Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
2.69%	11/27/46	[2,3]	9,926,910	9,629,171
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2,
Class A2C (STEP-reset date 05/25/19)
4.04%	02/25/37		36,802,343	28,195,924
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2,
Class A2D (STEP-reset date 05/25/19)
4.04%	02/25/37		26,944,794	20,638,185
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2,
Class A2E (STEP-reset date 05/25/19)
4.04%	02/25/37		4,899,869	3,753,780
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 05/25/19)
3.95%	01/25/33		14,157	14,359
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB4, Class M1
(LIBOR USD 1-Month plus 1.04%)
3.52%	03/25/33	[2]	3,279,293	3,275,433
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
3.51%	11/25/33	[2]	84,100	82,738
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	10/25/36	[2]	17,426,962	15,493,062
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
2.64%	11/25/36	[2]	31,636,692	19,849,234

See accompanying notes to Schedule of Portfolio Investments.

145 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF4 (STEP-reset date 05/25/19)
3.57%	01/25/37		$7,541,617	$3,384,873
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF5 (STEP-reset date 05/25/19)
3.57%	01/25/37		14,172,494	6,359,783
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A2
(LIBOR USD 1-Month plus 0.17%)
2.66%	04/25/37	[2]	30,478,624	23,167,217
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	10/25/36	[2]	57,987,238	44,625,024
CSAB Mortgage-Backed Trust,
Series 2006-4, Class A6B
(STEP-reset date 05/25/19)
5.78%	12/25/36		5,268,016	659,047
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.19%)
2.68%	08/25/36	[2]	4,123,550	3,876,671
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.62%	12/25/36	[2]	2,107,133	1,170,493
Deutsche ALT-A Securities Mortgage Loan
Trust, Series 2006-AR6, Class AR6
(LIBOR USD 1-Month plus 0.19%)
2.68%	02/25/37	[2]	821,806	744,332
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		474,287	433,168
Deutsche ALT-A Securities, Inc. Mortgage
Loan Trust, Series 2006-AR1, Class 2A1
4.20%	02/25/36	[8]	1,167,815	1,022,460
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
2.84%	01/19/45	[2]	2,605,657	2,440,040
DSLA Mortgage Loan Trust,
Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.25%)
2.73%	02/19/45	[2]	404,381	398,093
DSLA Mortgage Loan Trust,
Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
2.72%	07/19/45	[2]	204,588	199,493

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.68%	10/19/36	[2]	$19,838,663	$17,917,778
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
2.62%	04/19/47	[2]	10,902,598	10,203,006
Equity One Mortgage Pass-Through Trust,
Series 2002-4, Class M1
5.22%	02/25/33	[8]	10,995	10,992
Equity One Mortgage Pass-Through Trust,
Series 2002-5, Class M1
(STEP-reset date 05/25/19)
5.80%	11/25/32		36,213	37,733
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
2.65%	10/25/36	[2]	15,696,565	11,908,588
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.73%	10/25/36	[2]	989,787	759,952
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
2.60%	12/25/37	[2]	11,665,576	10,007,885
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
2.65%	12/25/37	[2]	32,081,382	27,682,752
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
2.70%	12/25/37	[2]	23,251,541	20,179,643
First Franklin Mortgage Loan Trust,
Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.15%)
2.64%	04/25/36	[2]	28,341,156	27,600,350
First Franklin Mortgage Loan Trust,
Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.23%)
2.72%	07/25/36	[2]	31,440,000	29,638,073
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
2.63%	01/25/38	[2]	75,808,165	56,180,089
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.59%	03/25/37	[2]	28,719,947	19,372,282

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 146

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.64%	03/25/37	[2]	$16,464,686	$11,203,572
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.71%	03/25/37	[2]	30,656,810	21,115,571
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
4.23%	08/25/34	[8]	9,242,606	9,302,264
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.39%	09/25/34	[8]	39,462	39,200
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
4.37%	10/25/34	[8]	1,564,123	1,554,464
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
4.07%	12/25/35	[8]	17,375,253	16,001,715
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
4.19%	02/25/36	[8]	19,106,375	17,187,580
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4, Class 2A1
3.88%	06/25/35	[8]	18,256,858	17,089,164
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
4.39%	09/25/35	[8]	16,643,950	16,034,858
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
4.44%	10/25/35	[8]	21,151,966	17,513,483
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
4.17%	11/25/35	[8]	19,784,410	18,580,562
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
4.44%	03/25/36	[8]	22,698,293	19,513,636
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		12,668	9,670
First Horizon Mortgage Pass-Through Trust,
Series 2004-AR6, Class 2A1
4.70%	12/25/34	[8]	252,544	261,490
First Horizon Mortgage Pass-Through Trust,
Series 2006-AR4, Class 1A2
4.68%	01/25/37	[8]	120,481	107,899
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR3, Class 1A1
4.36%	11/25/37	[8]	287,784	262,505

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
FNBA Mortgage Loan Trust,
Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.40%)
2.88%	08/19/34	[2]	$6,260	$6,240
Fremont Home Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.72%)
3.21%	07/25/35	[2]	262,278	263,012
GMACM Home Equity Loan Trust,
Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.93%	06/25/30	[2]	26,735	22,356
GMACM Mortgage Corp. Loan Trust,
Series 2003-AR2, Class 3A5
4.85%	12/19/33	[8]	2,161,034	2,186,944
GMACM Mortgage Corp. Loan Trust,
Series 2004-AR1, Class 22A
4.51%	06/25/34	[8]	5,027	4,997
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR6, Class 3A1
4.17%	11/19/35	[8]	740,170	705,837
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR2, Class 1A1
3.95%	05/19/36	[8]	1,569,060	1,004,018
GreenPoint Mortgage Funding Trust,
Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
2.73%	08/25/45	[2]	1,840,130	1,672,974
GreenPoint Mortgage Funding Trust,
Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
2.69%	10/25/45	[2]	16,943,992	15,227,135
GreenPoint Mortgage Funding Trust,
Series 2005-HY1, Class 1A1A
(LIBOR USD 1-Month plus 0.27%)
2.76%	07/25/35	[2]	2,278,106	2,278,864
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A6
0.00%	01/25/47	4,7,†	37,800,000	—
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
2.65%	02/25/37	[2]	2,151,117	2,129,306
GS Mortgage Securities Resecuritization
Trust, Series 2014-3R, Class 2A
(LIBOR USD 1-Month plus 0.18%)
2.67%	09/26/36	[2,3]	379,713	381,419
GS Mortgage Securities Resecuritization
Trust, Series 2015-1R, Class 2A
4.17%	01/26/36	[3,8]	1,118,106	1,120,283
GS Mortgage-Backed Securities Trust,
Series 2018-RPL1, Class A1A
3.75%	10/25/57	[3]	52,801,797	52,136,510

See accompanying notes to Schedule of Portfolio Investments.

147 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSAA Home Equity Trust, Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	10/25/35	[2]	$ 5,849,520	$ 5,842,486
GSAA Home Equity Trust, Series 2005-9, Class 2A3
(LIBOR USD 1-Month plus 0.37%)
2.86%	08/25/35	[2]	851,511	850,023
GSAMP Trust, Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
2.84%	12/25/35	[2]	25,693,000	24,841,321
GSR Mortgage Loan Trust,
Series 2004-9, Class 3A1
4.29%	08/25/34	[8]	4,310	4,347
GSR Mortgage Loan Trust,
Series 2004-9, Class 5A7
4.04%	08/25/34	[8]	365,441	366,392
GSR Mortgage Loan Trust,
Series 2005-AR5, Class 2A3
4.30%	10/25/35	[8]	3,354,503	2,706,598
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 4A5
4.41%	09/25/35	[8]	157,854	159,764
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 2A1
4.45%	05/25/37	[8]	2,476,791	2,180,988
HarborView Mortgage Loan Trust,
Series 2004-1, Class 2A
4.65%	04/19/34	[8]	6,588	6,600
HarborView Mortgage Loan Trust,
Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
3.16%	01/19/35	[2]	424,735	385,999
HarborView Mortgage Loan Trust,
Series 2004-5, Class 2A6
3.87%	06/19/34	[8]	3,782	3,796
HarborView Mortgage Loan Trust,
Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
2.96%	06/19/35	[2]	481,256	478,608
HarborView Mortgage Loan Trust,
Series 2005-4, Class 2A
4.99%	07/19/35	[8]	45,912	42,001
HarborView Mortgage Loan Trust,
Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
2.68%	11/19/36	[2]	83,179,644	73,412,582
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
2.69%	09/19/46	[2]	97,977,954	92,012,409

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HarborView Mortgage Loan Trust,
Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
3.49%	10/25/37	[2]	$32,284,293	$30,704,654
HarborView Mortgage Loan Trust,
Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
3.49%	10/25/37	[2]	9,989,466	10,020,442
Impac CMB Trust, Series 2005-1,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
3.01%	04/25/35	[2]	4,969,259	4,786,069
Impac CMB Trust, Series 2005-4, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
2.74%	05/25/35	[2]	6,487,672	6,272,060
Impac Secured Assets Corp.,
Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.39%	11/25/34	[2]	701,740	706,433
Impac Secured Assets Corp.,
Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
3.39%	02/25/35	[2]	670,000	671,201
Impac Secured Assets Trust,
Series 2006-3, Class A1
(LIBOR USD 1-Month plus 0.17%)
2.66%	11/25/36	[2]	10,035,488	9,468,755
Impac Secured Assets Trust,
Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
2.60%	05/25/37	[2]	9,424,949	7,950,608
Impac Secured Assets Trust,
Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
2.74%	05/25/37	[2]	69,319,342	58,805,515
IndyMac Index Mortgage Loan Trust,
Series 2004-AR4, Class 1A
4.05%	08/25/34	[8]	1,282,238	1,276,979
IndyMac Index Mortgage Loan Trust,
Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
3.29%	08/25/34	[2]	18,489	17,037
IndyMac Index Mortgage Loan Trust,
Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
3.35%	09/25/34	[2]	68,388	64,784
IndyMac Index Mortgage Loan Trust,
Series 2005-AR1, Class 4A1
4.25%	03/25/35	[8]	738,948	732,515

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 148

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust,
Series 2005-AR17, Class 3A1
3.99%	09/25/35	[8]	$ 4,847,449	$ 4,269,933
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.86%	10/25/35	[8]	28,160,377	25,217,438
IndyMac Index Mortgage Loan Trust,
Series 2005-AR31, Class 3A1
4.12%	01/25/36	[8]	1,347,888	1,270,917
IndyMac Index Mortgage Loan Trust,
Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
2.97%	04/25/35	[2]	655,024	631,949
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1A2
3.95%	08/25/36	[8]	16,889,874	13,763,391
IndyMac Index Mortgage Loan Trust,
Series 2006-AR21, Class A1
(LIBOR USD 1-Month plus 0.12%)
2.61%	08/25/36	[2]	189,426	174,453
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
2.69%	10/25/36	[2]	26,527,892	25,211,817
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 1A1
3.80%	05/25/36	[8]	4,168,414	3,849,494
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 2A1
3.98%	05/25/36	[8]	29,750,200	25,599,685
IndyMac Index Mortgage Loan Trust,
Series 2007-AR1, Class 1A2
4.25%	03/25/37	[8]	750,298	723,329
IndyMac Index Mortgage Loan Trust,
Series 2007-AR11, Class 1A1
3.33%	06/25/37	[8]	4,405,154	3,695,583
IndyMac Index Mortgage Loan Trust,
Series 2007-AR7, Class 1A1
3.96%	11/25/37	[8]	3,270,653	3,207,456
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		105,167	106,035
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 2A1
4.25%	05/25/36	[8]	837,063	682,284
JPMorgan Alternative Loan Trust,
Series 2006-A2, Class 5A1
3.90%	05/25/36	[8]	8,398,259	6,590,147
JPMorgan Mortgage Acquisition Trust,
Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
3.15%	09/25/35	[2]	9,095,088	9,092,140

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust,
Series 2006-NC2, Class A4
(LIBOR USD 1-Month plus 0.15%)
2.64%	07/25/36	[2]	$ 2,525,728	$ 2,542,574
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A3A
(STEP-reset date 05/25/19)
5.83%	07/25/36		37,147,755	19,377,573
JPMorgan Mortgage Acquisition Trust,
Series 2006-WF1, Class A6
(STEP-reset date 05/25/19)
6.00%	07/25/36		5,180,165	2,523,562
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
2.72%	11/25/36	[2]	639,757	640,647
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH3, Class A4
(LIBOR USD 1-Month plus 0.21%)
2.70%	03/25/37	[2]	1,225,611	1,224,823
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
2.64%	05/25/37	[2]	60,782,235	58,580,083
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
2.59%	03/25/47	[2]	145,867	97,908
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF2
(STEP-reset date 05/25/19)
4.20%	03/25/47		9,542,356	7,040,852
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF3
(STEP-reset date 05/25/19)
4.20%	05/25/35		8,031,057	5,925,705
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AF4
(STEP-reset date 05/25/19)
4.20%	03/25/47		3,650,481	2,693,472
JPMorgan Mortgage Acquisition Trust,
Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.77%	03/25/47	[2]	240,000	216,988
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
3.89%	11/25/33	[8]	165,843	163,979
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
4.64%	09/25/34	[8]	658,576	679,174

See accompanying notes to Schedule of Portfolio Investments.

149 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
4.53%	08/25/35	[8]	$ 139,265	$ 139,836
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		2,468,432	2,278,808
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
4.63%	11/25/33	[8]	6,639	6,571
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
4.26%	05/25/36	[8]	1,328,784	1,280,580
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
4.01%	05/25/36	[8]	869,029	852,852
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
4.27%	06/25/36	[8]	692,943	628,420
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
4.27%	06/25/36	[8]	2,233,828	2,000,124
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
4.33%	08/25/36	[8]	637,593	580,384
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
4.69%	07/25/35	[8]	2,171,099	2,241,058
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
4.22%	05/25/37	[8]	3,179,746	2,881,299
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.97%	05/25/37	[8]	507,095	493,216
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
4.11%	06/25/37	[8]	4,557,602	4,280,908
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
4.31%	06/25/37	[8]	689,513	636,004
JPMorgan Resecuritization Trust,
Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
2.68%	12/27/46	[2,3]	12,121,834	11,885,043
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		156	157
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[8]	45,319	45,513

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
2.79%	11/25/35	[2]	$11,756,618	$11,590,313
Lehman XS Trust, Series 2005-7N,
Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
3.03%	12/25/35	[2]	510,138	498,653
Lehman XS Trust, Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.20%)
2.69%	08/25/46	[2]	19,614,454	18,232,133
Lehman XS Trust, Series 2006-13, Class 1A2
(LIBOR USD 1-Month plus 0.17%)
2.66%	09/25/36	[2]	5,459,828	5,338,525
Lehman XS Trust, Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
2.73%	08/25/36	[2]	73,455	70,324
Lehman XS Trust, Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
2.65%	06/25/36	[2]	42,264,633	37,682,171
Lehman XS Trust, Series 2006-9, Class A1B
(LIBOR USD 1-Month plus 0.16%)
2.65%	05/25/46	[2]	4,611,452	7,655,809
Lehman XS Trust, Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.24%)
2.73%	03/25/47	[2]	26,951,284	23,305,420
Long Beach Mortgage Loan Trust,
Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.39%	10/25/34	[2]	47,513	47,593
MASTR Adjustable Rate Mortgages Trust,
Series 2003-6, Class 4A2
4.27%	01/25/34	[8]	50,255	49,860
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
4.34%	11/25/33	[8]	1,210,803	1,231,186
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A1
4.47%	11/21/34	[8]	4,934,364	5,093,138
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 9A1
4.46%	10/25/34	[8]	579,440	576,890
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
3.62%	06/25/34	[8]	252	251
MASTR Adjustable Rate Mortgages Trust,
Series 2004-8, Class 2A1

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 150

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
4.53%	09/25/34	[8]	$ 3,398,881	$ 3,350,222
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 5A1
4.21%	05/25/36	[8]	7,968,367	6,265,537
MASTR Alternative Loan Trust,
Series 2004-6, Class 3A1
4.75%	07/25/19		5,464	5,456
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.15%)
2.64%	11/25/36	[2]	15,656,232	7,563,364
MASTR Asset-Backed Securities Trust,
Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.21%)
2.70%	11/25/36	[2]	4,348,953	2,125,029
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
2.70%	05/25/37	[2]	37,864,993	36,128,989
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.63%	10/25/32	[8]	18,605	18,948
Mellon Residential Funding Corp. Mortgage
Pass-Through Certificates,
Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
3.18%	11/15/31	[2]	1,497,292	1,498,723
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
2.66%	04/25/37	[2]	36,452,158	20,063,534
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
2.74%	04/25/37	[2]	76,361,507	42,580,459
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
2.73%	05/25/37	[2]	37,466,198	25,102,982
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
2.81%	05/25/37	[2]	18,502,435	12,552,483
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
2.67%	06/25/37	[2]	15,594,829	11,642,280
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/37	[2]	20,828,527	15,826,767

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
2.61%	07/25/37	[2]	$33,326,970	$22,890,582
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
2.65%	07/25/37	[2]	24,429,497	16,379,528
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.58%	10/25/33	[8]	441,688	450,306
Merrill Lynch Mortgage Investors Trust,
Series 2004-A4, Class A1
4.08%	08/25/34	[8]	1,994,759	2,005,172
Merrill Lynch Mortgage Investors Trust,
Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.21%)
2.70%	02/25/36	[2]	12,514	12,223
Merrill Lynch Mortgage Investors Trust,
Series 2005-A6, Class 2A4
(LIBOR USD 1-Month plus 0.34%)
2.83%	08/25/35	[2]	493,443	493,014
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2B
(STEP-reset date 05/25/19)
5.61%	03/25/37		32,064,842	11,418,584
Merrill Lynch Mortgage Investors Trust,
Series 2006-WMC2, Class A2D
(STEP-reset date 05/25/19)
5.90%	03/25/37		25,096,048	8,936,901
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
4.95%	08/25/36	[2]	5,327,972	5,220,053
Mid-State Capital Corp., Series 2004-1, Class A
6.01%	08/15/37		320,884	346,313
Mid-State Capital Corp., Series 2005-1, Class A
5.75%	01/15/40		15,700,325	16,954,095
Mid-State Capital Corp., Series 2006-1, Class A
5.79%	10/15/40	[3]	11,649,988	12,656,042
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		256,332	270,391
Morgan Stanley ABS Capital I Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
2.79%	12/25/35	[2]	3,631,139	3,626,162
Morgan Stanley Mortgage Loan Trust,
Series 2004-11AR, Class 1A1

See accompanying notes to Schedule of Portfolio Investments.

151 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.32%)
2.81%	01/25/35	[2]	$ 158,273	$ 155,170
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
4.09%	09/25/34	[8]	982,683	972,513
Morgan Stanley Mortgage Loan Trust,
Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
2.75%	04/25/35	[2]	3,489,555	3,456,863
Morgan Stanley Mortgage Loan Trust,
Series 2006-7, Class 5A2
5.96%	06/25/36	[8]	823,210	348,145
Morgan Stanley Mortgage Loan Trust,
Series 2007-6XS, Class 1A2S
(STEP-reset date 05/25/19)
5.50%	02/25/47		201,838	200,182
Morgan Stanley Mortgage Loan Trust,
Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
2.61%	04/25/37	[2]	5,628,641	2,626,648
Morgan Stanley Resecuritization Trust,
Series 2013-R9, Class 3A
3.91%	06/26/46	[3,8]	2,192,687	2,196,855
Morgan Stanley Resecuritization Trust,
Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.82%)
3.15%	12/26/46	[2,3]	11,921,526	11,816,230
Morgan Stanley Resecuritization Trust,
Series 2014-R3, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
3.31%	07/26/46	[2,3]	4,603,848	4,581,358
Morgan Stanley Resecuritization Trust,
Series 2014-R4, Class 2A
4.15%	08/26/34	[3,8]	2,140,236	2,168,416
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
2.82%	06/26/47	[2,3]	25,317,572	24,782,797
Morgan Stanley Resecuritization Trust,
Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative
Average plus 0.96%)
3.29%	06/26/47	[2,3]	9,067,926	9,033,566
Morgan Stanley Resecuritization Trust,
Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
3.29%	08/26/47	[2,3]	12,999,616	12,888,268

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MortgageIT Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
3.13%	02/25/35	[2]	$ 6,956,197	$ 6,957,580
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	10/25/35	[2]	8,462,047	8,452,041
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	12/25/35	[2]	1,375,083	1,369,586
Nationstar Home Equity Loan Trust,
Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.77%	09/25/36	[2]	12,027,586	12,001,481
Nationstar Home Equity Loan Trust,
Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/37	[2]	8,265,000	7,832,440
New Century Home Equity Loan Trust,
Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
3.57%	01/25/34	[2]	146,201	147,893
New Century Home Equity Loan Trust,
Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
3.16%	03/25/35	[2]	714,213	714,787
New Century Home Equity Loan Trust,
Series 2005-B, Class A1
(LIBOR USD 1-Month plus 0.25%)
2.74%	10/25/35	[2]	3,880,874	3,881,834
New Century Home Equity Loan Trust,
Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	02/25/36	[2]	323,845	321,136
Nomura Home Equity Loan, Inc.,
Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
2.76%	03/25/36	[2]	24,732,000	24,556,403
Nomura Resecuritization Trust,
Series 2011-4RA, Class 2A1
3.59%	06/26/37	[3,8]	2,022,634	2,043,973
Nomura Resecuritization Trust,
Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
2.98%	11/26/36	[2,3]	5,075,639	5,015,682
Nomura Resecuritization Trust,
Series 2014-4R, Class 1A1
4.06%	01/26/36	[3,8]	3,251,991	3,267,264
Nomura Resecuritization Trust,
Series 2014-4R, Class 3A1
(LIBOR USD 1-Month plus 0.15%)
3.20%	09/26/36	[2,3]	62,759	63,068

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 152

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust,
Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
2.23%	03/26/37	[2,3]	$ 7,168,307	$ 7,025,299
Nomura Resecuritization Trust,
Series 2014-7R, Class 4A1
(LIBOR USD 1-Month plus 0.13%)
2.62%	01/26/37	[2,3]	11,883,557	11,749,744
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[8]	21,732,032	11,593,520
Option One Mortgage Loan Trust,
Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	01/25/36	[2]	20,643,496	20,424,590
Ownit Mortgage Loan Trust,
Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	05/25/37	[2]	24,912,690	24,104,941
Ownit Mortgage Loan Trust,
Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.73%	05/25/37	[2]	23,302,473	19,662,599
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A5
(STEP-reset date 05/25/19)
3.79%	01/25/36		22,910,000	20,854,565
Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
2.75%	11/25/36	[2]	75,408	74,377
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
2.80%	06/25/47	[2]	23,015,500	18,814,232
Popular ABS, Inc., Series 1998-1,
Class A2 (STEP-reset date 05/25/19)
7.48%	11/25/29		73,604	71,819
Provident Funding Mortgage Loan Trust,
Series 2003-1, Class A
4.43%	08/25/33	[8]	577,036	585,681
Residential Accredit Loans Trust,
Series 2005-QA10, Class A31
4.81%	09/25/35	[8]	504,701	435,384
Residential Accredit Loans Trust,
Series 2005-QA12, Class CB1
4.86%	12/25/35	[8]	4,739,529	3,179,588
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.45%	04/25/35	[8]	1,554,357	1,466,534

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2005-QA7, Class A1
4.22%	07/25/35	[8]	$ 4,072,722	$ 3,432,852
Residential Accredit Loans Trust,
Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
3.40%	01/25/46	[2]	6,661,444	6,195,627
Residential Accredit Loans Trust,
Series 2006-QA1, Class A11
4.63%	01/25/36	[8]	161,088	139,996
Residential Accredit Loans Trust,
Series 2006-QA1, Class A21
4.96%	01/25/36	[8]	16,653,150	14,550,790
Residential Accredit Loans Trust,
Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.19%)
2.67%	08/25/36	[2]	29,176,977	26,715,091
Residential Accredit Loans Trust,
Series 2006-QS10, Class AV (IO)
0.57%	08/25/36	[4,5,8]	30,025,988	701,209
Residential Accredit Loans Trust,
Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
2.87%	09/25/36	[2]	274,278	214,948
Residential Accredit Loans Trust,
Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36	[4,5,8]	95,829,898	1,535,990
Residential Accredit Loans Trust,
Series 2006-QS7, Class AV (IO)
0.71%	06/25/36	[4,5,8]	51,185,240	1,331,105
Residential Accredit Loans Trust,
Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[4,5,8]	117,205,090	3,781,476
Residential Accredit Loans Trust,
Series 2007-QS10, Class AV (IO)
0.47%	09/25/37	[4,5,8]	83,833,326	1,894,306
Residential Accredit Loans Trust,
Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[4,5,8]	52,669,251	775,665
Residential Accredit Loans Trust,
Series 2007-QS5, Class AV (IO)
0.27%	03/25/37	[4,5,8]	62,093,016	574,056
Residential Accredit Loans Trust,
Series 2007-QS6, Class AV (IO)
0.32%	04/25/37	[4,5,8]	131,041,448	1,766,976
Residential Accredit Loans Trust,
Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37	[4,5,8]	41,999,797	614,667
Residential Accredit Loans Trust,
Series 2007-QS8, Class AV (IO)
0.40%	06/25/37	[4,5,8]	110,769,159	2,114,648

See accompanying notes to Schedule of Portfolio Investments.

153 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A2
6.50%	12/25/31		$ 3,785	$ 3,779
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A8
6.50%	11/25/31		38,222	40,273
Residential Asset Mortgage Products Trust,
Series 2004-SL3, Class A4
8.50%	12/25/31		32,436	22,647
Residential Asset Mortgage Products Trust,
Series 2005-RS8, Class A3
(LIBOR USD 1-Month plus 0.37%)
2.86%	09/25/35	[2]	5,492,996	5,498,723
Residential Asset Mortgage Products Trust,
Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
3.04%	09/25/35	[2]	750,000	753,175
Residential Asset Securities Trust,
Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
2.82%	04/25/36	[2]	815,000	794,648
Residential Asset Securitization Trust,
Series 2004-IP2, Class 1A1
4.55%	12/25/34	[8]	261,101	259,124
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.46%	12/25/34	[8]	21,302	21,321
Residential Asset Securitization Trust,
Series 2004-IP2, Class 3A1
4.60%	12/25/34	[8]	520,666	525,869
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 1A3
6.25%	07/25/36		2,556,463	2,549,180
Residential Funding Mortgage Securities
Trust, Series 2005-SA5, Class 1A
4.14%	11/25/35	[8]	5,478,917	4,458,196
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 3A1
5.10%	09/25/36	[8]	876,903	839,019
Residential Funding Mortgage Securities
Trust, Series 2006-SA3, Class 4A1
5.45%	09/25/36	[8]	364,955	288,695
Residential Funding Mortgage Securities
Trust, Series 2006-SA4, Class 2A1
5.33%	11/25/36	[8]	109,293	104,204
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 2A2
4.88%	04/25/37	[8]	2,063,318	1,982,622
Saxon Asset Securities Trust, Series 2001-2,
Class AF6 (STEP-reset date 05/25/19)
6.81%	08/25/31		5,786	5,783

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.64%	01/25/47	[2]	$ 6,893,518	$ 6,803,328
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
2.89%	09/25/47	[2]	32,174,000	29,660,287
Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1,
Class AF2 (STEP-reset date 05/25/19)
3.34%	01/25/36		8,177,638	7,188,384
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
2.60%	02/25/37	[2]	6,833,874	4,020,665
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
2.76%	02/25/37	[2]	33,829,814	20,536,023
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
2.72%	02/25/37	[2]	45,640,713	24,834,232
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
2.62%	05/25/37	[2]	19,802,001	15,342,665
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
2.84%	05/25/37	[2]	14,934,498	11,863,391
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.64%	12/25/36	[2]	36,192,407	20,795,944
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
2.63%	01/25/37	[2]	19,755,420	15,606,247
Sequoia Mortgage Trust, Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
3.15%	06/20/33	[2]	874	861
Sequoia Mortgage Trust, Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
3.13%	01/20/34	[2]	1,843	1,801
Sequoia Mortgage Trust, Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
3.19%	05/20/34	[2]	434,321	424,265

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 154

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
2.73%	12/25/36	[2,3]	$16,320,795	$10,879,404
Soundview Home Loan Trust,
Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
3.16%	06/25/35	[2]	25,589,694	25,515,699
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-1, Class 3A3
4.79%	02/25/34	[8]	23,293	23,586
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
4.44%	09/25/34	[8]	8,179,861	8,100,331
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 1A
4.32%	10/25/34	[8]	226,202	225,095
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-14, Class 2A
4.48%	10/25/34	[8]	8,981,894	9,149,202
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-15, Class A
4.50%	10/25/34	[8]	3,152,933	3,049,811
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-17, Class A1
3.02%	11/25/34	[8]	46,809	44,016
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-20, Class 1A2
4.19%	01/25/35	[8]	739,374	734,470
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
4.40%	06/25/35	[8]	2,502,729	2,445,844
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-18, Class 7A3
4.14%	09/25/35	[8]	18,087,519	15,213,103
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
2.65%	01/25/37	[2]	35,341,482	32,894,732
Structured Adjustable Rate Mortgage Loan
Trust, Series 2007-9, Class 2A1
4.22%	10/25/47	[8]	843,692	751,178
Structured Asset Mortgage Investments II
Trust, Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.28%)
2.77%	02/25/36	[2]	669,884	635,196
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2006-WF2, Class A4
(LIBOR USD 1-Month plus 0.31%)
2.80%	07/25/36	[2]	7,684,231	7,717,955

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2006-WF3, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.63%	09/25/36	[2]	$3,415,900	$3,405,045
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates, Series
2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.30%)
2.79%	01/25/35	[2]	1,884,983	1,858,341
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 1997-2, Class 2A4
7.25%	03/28/30		1,215	1,253
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-26A, Class 3A5
4.62%	09/25/33	[8]	164,327	165,951
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 5A4
4.46%	11/25/33	[8]	1,404,063	1,434,193
Structured Asset Securities Corp. Trust,
Series 2005-17, Class 4A4
5.50%	10/25/35		3,280,470	3,314,451
Structured Asset Securities Corp. Trust,
Series 2005-5, Class 2A4
5.50%	04/25/35		2,925,561	2,876,060
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-3, Class 1A1
4.21%	06/25/37	[8]	3,538,682	3,281,741
Thornburg Mortgage Securities Trust,
Series 2004-4, Class 2A
3.97%	12/25/44	[8]	139,494	137,764
Wachovia Mortgage Loan Trust,
Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.23%)
2.72%	01/25/37	[2]	17,437,711	11,428,695
Wachovia Mortgage Loan Trust,
Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.24%)
2.60%	08/25/36	[2]	20,046,650	11,488,519
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
2.60%	01/25/37	[2]	4,094,889	2,603,187
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
2.64%	01/25/37	[2]	37,800,430	24,167,249
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A4
(LIBOR USD 1-Month plus 0.23%)
2.72%	01/25/37	[2]	12,688,966	8,200,515

See accompanying notes to Schedule of Portfolio Investments.

155 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2003-AR6, Class A1
4.23%	06/25/33	[8]	$ 4,132,270	$ 4,199,743
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR3, Class A2
4.05%	06/25/34	[8]	41,895	42,810
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
2.91%	05/25/44	[2]	1,537,923	1,548,826
WaMu Mortgage Pass-Through Certificates,
Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
3.04%	05/25/35	[2]	3,505,136	2,820,620
WaMu Mortgage Pass-Through Certificates,
Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
2.99%	06/25/35	[2]	5,999,058	5,109,404
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.13%	01/25/45	[2]	837,259	863,064
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
2.81%	08/25/45	[2]	42,378,062	42,614,515
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
4.02%	10/25/35	[8]	1,370,900	1,357,265
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.78%	10/25/45	[2]	6,451,034	6,352,551
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.07%	12/25/35	[8]	4,603,962	4,463,203
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	11/25/45	[2]	32,533,311	32,479,754
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.27%)
2.76%	12/25/45	[2]	15,284,214	15,285,856
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.29%)
2.78%	12/25/45	[2]	17,678,820	17,747,394

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.33%)
2.82%	01/25/45	[2]	$15,433,274	$15,511,914
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
2.80%	01/25/45	[2]	1,371,144	1,350,703
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.38%)
2.87%	01/25/45	[2]	4,868,924	4,823,597
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
2.95%	04/25/45	[2]	179,039	174,411
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.07%)
3.47%	01/25/46	[2]	35,548,884	35,456,500
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR10, Class 1A4
3.86%	09/25/36	[8]	14,427,095	13,503,599
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR16, Class 3A1
3.67%	12/25/36	[8]	821,303	794,239
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
3.40%	02/25/46	[2]	18,439,892	18,434,345
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
3.27%	05/25/46	[2]	6,181,466	6,223,455
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
3.38%	07/25/46	[2]	13,507,928	12,795,097
WaMu Mortgage Pass-Through Certificates,
Series 2007-1, Class 2A1
6.00%	01/25/22		241,226	231,469
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY7, Class 4A2
3.94%	07/25/37	[8]	303,984	282,036
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA1, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.70%)
3.10%	02/25/47	[2]	15,797,522	14,624,908

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 156

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu MSC Mortgage Pass-Through
Certificates, Series 2002-AR1, Class 1A1
4.28%	11/25/30	[8]	$ 338,283	$ 344,146
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		202,897	197,526
Wells Fargo Mortgage-Backed Securities
Trust, Series 2003-M, Class A1
4.90%	12/25/33	[8]	907,132	934,581
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-L, Class A8
4.63%	07/25/34	[8]	159,800	160,411
Wells Fargo Mortgage-Backed Securities
Trust, Series 2004-S, Class A1
4.62%	09/25/34	[8]	1,589,009	1,636,625
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR10, Class 2A14
4.80%	06/25/35	[8]	745,551	768,049
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-10, Class A4
6.00%	08/25/36		1,654,378	1,641,956
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		205,248	200,406
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR1, Class 1A1
5.19%	03/25/36	[8]	3,237,921	3,211,325
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A1
4.54%	07/25/36	[8]	162,473	163,285
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
4.54%	07/25/36	[8]	55,101	55,376
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A3
4.54%	07/25/36	[8]	117,843	118,432
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A6
4.54%	07/25/36	[8]	688,848	692,291
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 1A3
4.74%	04/25/36	[8]	3,080	3,087

				4,656,792,340

U.S. Agency Commercial
Mortgage-Backed — 1.45%
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.18%	07/25/21	[8]	111,645,226	2,392,814

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.78%	10/25/21	[2]	$ 9,715,482	$ 9,697,751
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[8]	122,515,000	123,892,571
Fannie Mae-Aces, Series 2016-M13, Class FA
(LIBOR USD 1-Month plus 0.67%)
3.15%	11/25/23	[2]	30,681,366	30,707,139
Fannie Mae-Aces, Series 2017-M13, Class A2
2.94%	09/25/27	[8]	100,000,000	100,277,805
Fannie Mae-Aces, Series 2018-M1, Class A2
2.99%	12/25/27	[8]	810,000	813,326
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K082, Class A2
3.92%	09/25/28	[8]	180,000,000	194,522,760
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K083, Class A2
4.05%	09/25/28	[8]	175,000,000	190,799,831
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K084, Class A2
3.78%	10/25/28	[8]	200,335,000	214,028,088
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K154, Class A2
3.42%	04/25/32		750,000	770,051
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K154, Class A3
3.46%	11/25/32		72,550,000	74,649,713
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K157, Class A3
3.99%	08/25/33	[8]	250,000	272,654
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF03, Class A
(LIBOR USD 1-Month plus 0.34%)
2.83%	01/25/21	[2]	115,307	115,508
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF15, Class A
(LIBOR USD 1-Month plus 0.67%)
3.16%	02/25/23	[2]	63,011,642	63,126,109
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF17,
Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	03/25/23	[2]	27,068,152	27,118,905

See accompanying notes to Schedule of Portfolio Investments.

157 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KSW1,
Class A
(LIBOR USD 1-Month plus 0.58%)
3.07%	02/25/26	[2]	$ 6,816,993	$ 6,813,599
NCUA Guaranteed Notes Trust,
Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
3.04%	03/09/21	[2]	1,491,843	1,492,744

				1,041,491,368

U.S. Agency Mortgage-Backed — 29.08%
Fannie Mae Pool (TBA)
2.50%	04/25/28		125,950,000	125,182,492
4.50%	04/25/39		39,225,000	40,874,442
5.00%	05/01/49		200,175,000	211,403,566
Fannie Mae Pool 190375
5.50%	11/01/36		891,713	980,962
Fannie Mae Pool 190396
4.50%	06/01/39		13,467	14,236
Fannie Mae Pool 254232
6.50%	03/01/22		9,905	10,307
Fannie Mae Pool 313182
7.50%	10/01/26		1,408	1,516
Fannie Mae Pool 394854
6.50%	05/01/27		1,021	1,128
Fannie Mae Pool 467243
4.55%	01/01/21		2,429,445	2,510,320
Fannie Mae Pool 468128
4.33%	07/01/21		1,896,547	1,972,163
Fannie Mae Pool 468587
3.84%	08/01/21		631,507	649,273
Fannie Mae Pool 545191
7.00%	09/01/31		3,425	3,755
Fannie Mae Pool 545756
7.00%	06/01/32		887	1,014
Fannie Mae Pool 606108
7.00%	03/01/31		2,684	2,695
Fannie Mae Pool 613142
7.00%	11/01/31		9,451	10,797
Fannie Mae Pool 625666
7.00%	01/01/32		9,091	10,072
Fannie Mae Pool 633698
7.50%	02/01/31		32,940	38,057
Fannie Mae Pool 655928
7.00%	08/01/32		145,331	169,049
Fannie Mae Pool 725257
5.50%	02/01/34		1,008,093	1,109,145

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 734830
4.50%	08/01/33		$ 13,839	$ 14,617
Fannie Mae Pool 734922
4.50%	09/01/33		2,187,931	2,317,158
Fannie Mae Pool 735207
7.00%	04/01/34		20,759	23,682
Fannie Mae Pool 735224
5.50%	02/01/35		4,050,151	4,458,562
Fannie Mae Pool 735646
4.50%	07/01/20		140,050	142,499
Fannie Mae Pool 735651
4.50%	06/01/35		4,754,935	5,018,043
Fannie Mae Pool 735686
6.50%	12/01/22		1,812	1,863
Fannie Mae Pool 740297
5.50%	10/01/33		1,994	2,194
Fannie Mae Pool 745147
4.50%	12/01/35		29,615	31,297
Fannie Mae Pool 745592
5.00%	01/01/21		113	113
Fannie Mae Pool 753168
4.50%	12/01/33		7,503	7,932
Fannie Mae Pool 815422
4.50%	02/01/35		38,974	41,177
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
4.08%	11/01/35	[2]	186,223	196,474
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
4.79%	11/01/35	[2]	4,033	4,188
Fannie Mae Pool 841031
(LIBOR USD 12-Month plus 1.84%)
4.71%	11/01/35	[2]	2,664	2,775
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
4.55%	12/01/35	[2]	5,170	5,379
Fannie Mae Pool 888412
7.00%	04/01/37		249,680	275,002
Fannie Mae Pool 889125
5.00%	12/01/21		391,170	393,219
Fannie Mae Pool 889184
5.50%	09/01/36		3,814,502	4,198,926
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
4.57%	05/01/37	[2]	6,989	7,306
Fannie Mae Pool 933033
6.50%	10/01/37		283,572	309,359
Fannie Mae Pool AB1613
4.00%	10/01/40		36,834,125	38,537,143

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 158

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB1803
4.00%	11/01/40	$41,744,406	$43,819,353
Fannie Mae Pool AB2127
3.50%	01/01/26	19,327,082	19,821,241
Fannie Mae Pool AB3679
3.50%	10/01/41	14,506,600	14,808,520
Fannie Mae Pool AB3864
3.50%	11/01/41	12,153,707	12,496,226
Fannie Mae Pool AB4045
3.50%	12/01/41	12,834,889	13,124,705
Fannie Mae Pool AB4262
3.50%	01/01/32	8,759,569	8,982,582
Fannie Mae Pool AB9703
3.50%	06/01/43	33,236,944	33,884,619
Fannie Mae Pool AC8279
4.50%	08/01/39	20,019	21,160
Fannie Mae Pool AD0849
4.25%	02/01/20	16,750,489	16,922,083
Fannie Mae Pool AE0482
5.50%	01/01/38	9,468,366	10,244,792
Fannie Mae Pool AE0600
3.85%	11/01/20	15,229,447	15,505,093
Fannie Mae Pool AE0605
4.65%	07/01/20	4,991,326	5,071,601
Fannie Mae Pool AE0913
4.15%	09/01/20	70,597,915	71,706,351
Fannie Mae Pool AE0918
3.67%	10/01/20	2,319,062	2,351,704
Fannie Mae Pool AH3780
4.00%	02/01/41	16,415,152	17,200,572
Fannie Mae Pool AJ1404
4.00%	09/01/41	24,715,610	25,820,546
Fannie Mae Pool AL0209
4.50%	05/01/41	24,759,456	26,537,695
Fannie Mae Pool AL0290
4.45%	04/01/21	18,207,491	18,868,468
Fannie Mae Pool AL0834
4.07%	10/01/21	21,491,540	22,176,249
Fannie Mae Pool AL0851
6.00%	10/01/40	15,979,935	17,636,382
Fannie Mae Pool AL1445
4.36%	11/01/21	65,702,241	67,327,112
Fannie Mae Pool AL2669
4.46%	09/01/21	14,835,900	15,119,461
Fannie Mae Pool AL4597
4.00%	01/01/44	62,987,004	66,176,887
Fannie Mae Pool AL6829
2.96%	05/01/27	2,294,787	2,326,772

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL8037
4.50%	07/01/34	$ 275,304	$ 289,595
Fannie Mae Pool AL8356
4.50%	07/01/34	736,474	773,775
Fannie Mae Pool AL8960
4.50%	05/01/46	64,647,768	68,044,301
Fannie Mae Pool AL9106
4.50%	02/01/46	84,656,928	89,104,202
Fannie Mae Pool AL9217
3.50%	10/01/46	41,905,567	42,903,225
Fannie Mae Pool AL9472
4.00%	10/01/43	11,945,912	12,422,815
Fannie Mae Pool AL9722
4.50%	08/01/46	285,443,723	300,440,669
Fannie Mae Pool AL9846
4.50%	02/01/47	284,183,068	299,113,780
Fannie Mae Pool AM0414
2.87%	09/01/27	39,760,000	39,648,011
Fannie Mae Pool AM1445
1.56%	11/01/19	645,372	641,284
Fannie Mae Pool AM4869
4.07%	12/01/25	1,822,349	1,961,962
Fannie Mae Pool AM6057
3.44%	08/01/26	6,750,000	7,110,739
Fannie Mae Pool AM6667
3.39%	09/01/26	3,461,000	3,605,755
Fannie Mae Pool AM7016
3.47%	10/01/29	4,951,415	5,140,700
Fannie Mae Pool AM8036
2.66%	03/01/27	1,965,000	1,941,553
Fannie Mae Pool AM8709
2.82%	04/01/27	6,285,578	6,311,911
Fannie Mae Pool AM8765
2.83%	06/01/27	4,000,000	3,993,122
Fannie Mae Pool AM8958
2.97%	06/01/30	5,500,000	5,424,288
Fannie Mae Pool AM8969
3.27%	07/01/30	12,691,000	12,962,240
Fannie Mae Pool AM9440
3.05%	07/01/27	47,705,000	48,391,122
Fannie Mae Pool AM9602
3.57%	08/01/27	1,734,353	1,824,954
Fannie Mae Pool AM9623
3.34%	07/01/30	1,420,000	1,450,335
Fannie Mae Pool AM9749
3.48%	11/01/30	5,384,263	5,596,988
Fannie Mae Pool AM9954
3.22%	11/01/27	3,178,570	3,276,436

See accompanying notes to Schedule of Portfolio Investments.

159 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN0153
3.36%	11/01/30		$10,570,304	$10,880,411
Fannie Mae Pool AN0154
3.36%	11/01/30		14,986,664	15,426,335
Fannie Mae Pool AN0648
3.28%	01/01/28		13,881,777	14,309,546
Fannie Mae Pool AN0959
2.92%	05/01/31		35,459,000	34,763,473
Fannie Mae Pool AN1161
3.05%	04/01/28		435,000	439,501
Fannie Mae Pool AN1210
2.85%	05/01/31		5,977,500	5,829,306
Fannie Mae Pool AN1427
2.96%	04/01/28		4,097,201	4,129,057
Fannie Mae Pool AN1482
3.03%	05/01/31		5,371,556	5,337,506
Fannie Mae Pool AN2228
2.52%	08/01/26		15,985,000	15,737,556
Fannie Mae Pool AN2248
2.48%	08/01/26		51,160,000	50,233,100
Fannie Mae Pool AN2270
2.51%	08/01/26		2,606,893	2,576,896
Fannie Mae Pool AN2271
2.33%	08/01/26		2,152,000	2,090,306
Fannie Mae Pool AN2338
2.36%	09/01/26		40,823,318	39,897,135
Fannie Mae Pool AN2371
2.18%	09/01/26		35,742,128	34,590,908
Fannie Mae Pool AN3097
2.54%	11/01/28		35,120,000	34,057,803
Fannie Mae Pool AN3574
2.34%	11/01/26		28,210,000	27,291,020
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
3.13%	11/01/26	[2]	23,520,000	23,502,910
Fannie Mae Pool AN3631
2.99%	02/01/29		37,752,000	37,867,431
Fannie Mae Pool AN4429
3.22%	01/01/27		23,130,000	23,770,972
Fannie Mae Pool AN4431
3.22%	01/01/27		49,395,000	50,763,819
Fannie Mae Pool AN4435
3.22%	01/01/27		29,420,000	30,235,278
Fannie Mae Pool AN5718
3.24%	06/01/29		3,805,000	3,884,559
Fannie Mae Pool AN5719
3.24%	06/01/29		3,405,000	3,476,196

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN6168
3.13%	07/01/32	$ 200,000	$ 198,600
Fannie Mae Pool AN6459
3.21%	08/01/29	780,205	796,532
Fannie Mae Pool AN9814
3.63%	08/01/28	135,274,192	142,400,240
Fannie Mae Pool AN9827
3.62%	08/01/28	37,930,000	39,875,346
Fannie Mae Pool AS8605
3.00%	01/01/32	313,539	317,148
Fannie Mae Pool AS8663
4.50%	01/01/47	50,746,964	53,186,401
Fannie Mae Pool AS9830
4.00%	06/01/47	212,938,499	220,661,459
Fannie Mae Pool AS9972
4.00%	07/01/47	185,051,855	191,763,409
Fannie Mae Pool AU3739
3.50%	08/01/43	43,608,067	44,819,468
Fannie Mae Pool BD2450
3.50%	01/01/47	184,531	187,637
Fannie Mae Pool BL0242
3.82%	11/01/30	250,000	265,346
Fannie Mae Pool BL0654
3.78%	01/01/29	39,164,000	41,770,339
Fannie Mae Pool BL0690
3.90%	12/01/30	17,950,000	19,216,627
Fannie Mae Pool BL0691
3.90%	12/01/30	34,968,000	37,435,489
Fannie Mae Pool BL0702
3.86%	11/01/28	39,100,000	41,825,821
Fannie Mae Pool BL0718
3.81%	01/01/29	42,300,000	45,109,642
Fannie Mae Pool BL0937
3.83%	12/01/28	94,564,911	100,336,580
Fannie Mae Pool BM5164
4.00%	11/01/48	124,778,033	130,391,889
Fannie Mae Pool CA1187
3.50%	02/01/48	207,561,874	210,682,264
Fannie Mae Pool CA1711
4.50%	05/01/48	46,818,693	48,865,182
Fannie Mae Pool CA2208
4.50%	08/01/48	113,333,424	118,334,391
Fannie Mae Pool CA2327
4.00%	09/01/48	69,949,492	73,096,532
Fannie Mae Pool FN0001
3.77%	12/01/20	31,653,467	32,130,352
Fannie Mae Pool MA1146
4.00%	08/01/42	63,984,507	66,516,394

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 160

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool MA1177
3.50%	09/01/42		$ 73,890,044	$ 75,348,988
Fannie Mae Pool MA1404
3.50%	04/01/43		5,683	5,793
Fannie Mae Pool MA1527
3.00%	08/01/33		69,283,748	69,835,711
Fannie Mae Pool MA1561
3.00%	09/01/33		43,296,867	43,641,904
Fannie Mae Pool MA1582
3.50%	09/01/43		22,020,312	22,448,207
Fannie Mae Pool MA1584
3.50%	09/01/33		70,070,271	72,001,219
Fannie Mae Pool MA1608
3.50%	10/01/33		48,214,146	49,542,797
Fannie Mae Pool MA2960
4.00%	04/01/47		118,388,584	122,608,368
Fannie Mae Pool MA3027
4.00%	06/01/47		88,333,212	91,481,717
Fannie Mae Pool MA3029
3.00%	06/01/32		68,485,396	69,121,117
Fannie Mae Pool MA3182
3.50%	11/01/47		126,550,237	128,613,930
Fannie Mae Pool MA3210
3.50%	12/01/47		223,337,684	226,979,718
Fannie Mae Pool MA3238
3.50%	01/01/48		182,764,415	185,638,592
Fannie Mae Pool MA3276
3.50%	02/01/48		77,872,440	78,954,384
Fannie Mae Pool MA3305
3.50%	03/01/48		88,150,277	89,353,640
Fannie Mae Pool MA3332
3.50%	04/01/48		289,707,593	293,662,469
Fannie Mae Pool MA3537
4.50%	12/01/48		101,638,476	105,879,702
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		3	3
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		1,094	1,116
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		548	575
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	21,702	20,859
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		2,186	2,267

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		$ 9,287	$ 10,057
Fannie Mae REMICS, Series 1997-34, Class SA (Cost of Funds 11th District of San Francisco * 5.542, 37.68% Cap)
6.46%	10/25/23	[2]	2,711	3,292
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		6,896	7,238
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		34,972	36,048
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		120,119	135,258
Fannie Mae REMICS, Series 2005-104, Class NI (IO) (-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
4.21%	03/25/35	[2]	6,513,269	217,549
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		6,340,246	6,619,036
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.11%	11/25/35	[2]	75,977	8,835
Fannie Mae REMICS, Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.61%	10/25/25	[2]	5,333,204	418,709
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		78,550	83,743
Fannie Mae REMICS, Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
19.06%	04/25/36	[2]	2,256,867	3,299,621
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
3.91%	03/25/37	[2]	1,746,096	202,220
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
3.62%	04/25/37	[2]	3,912,866	605,576
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.96%	07/25/37	[2]	5,390	5,409

See accompanying notes to Schedule of Portfolio Investments.

161 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		$ 539,668	$ 600,258
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.11%	10/25/40	[2]	5,008,614	681,139
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		12,229	12,313
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
3.86%	03/25/40	[2]	8,935,166	1,369,102
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
3.93%	05/25/40	[2]	15,854,338	2,780,670
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,783,343
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	26,253,094
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		31,032	31,338
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[9]	22,843,329	19,212,218
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[9]	13,943,211	11,768,245
Fannie Mae REMICS, Series 2018-29, Class AP
3.50%	11/25/46		274,001,955	278,194,985
Fannie Mae REMICS, Series 2018-55, Class PA
3.50%	01/25/47		78,017,459	79,306,044
Fannie Mae REMICS, Series 2018-86, Class JA
4.00%	05/25/47		6,573,053	6,818,728
Fannie Mae REMICS, Series 2018-94, Class KD
3.50%	12/25/48		32,711,474	33,240,801
Fannie Mae REMICS, Series 2019-1, Class AB
3.50%	02/25/49		5,505,758	5,557,397
Fannie Mae REMICS, Series 2019-1, Class KP
3.25%	02/25/49		14,500,615	14,586,244
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		3	3

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22	$ 29	$ 30
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23	2,156	2,282
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42	30,174	33,326
Freddie Mac Gold Pool (TBA)
3.50%	04/15/26	81,455,000	83,402,284
Freddie Mac Gold Pool A24156
6.50%	10/01/31	211,723	234,590
Freddie Mac Gold Pool A25162
5.50%	05/01/34	2,100,920	2,294,620
Freddie Mac Gold Pool A39012
5.50%	06/01/35	42,212	46,234
Freddie Mac Gold Pool A54856
5.00%	01/01/34	4,070,378	4,387,381
Freddie Mac Gold Pool A61164
5.00%	04/01/36	12,886	13,861
Freddie Mac Gold Pool A97038
4.00%	02/01/41	13,434,643	13,978,307
Freddie Mac Gold Pool C01492
5.00%	02/01/33	662,800	711,772
Freddie Mac Gold Pool C04546
3.00%	02/01/43	21,334,927	21,353,305
Freddie Mac Gold Pool C04573
3.00%	03/01/43	26,450,764	26,604,240
Freddie Mac Gold Pool C46104
6.50%	09/01/29	16,178	17,925
Freddie Mac Gold Pool C55789
7.50%	10/01/27	6,968	7,485
Freddie Mac Gold Pool C90573
6.50%	08/01/22	36,862	38,865
Freddie Mac Gold Pool E02402
6.00%	10/01/22	9,849	10,137
Freddie Mac Gold Pool G00992
7.00%	11/01/28	735	810
Freddie Mac Gold Pool G01515
5.00%	02/01/33	667,004	715,577
Freddie Mac Gold Pool G02579
5.00%	12/01/34	965,177	1,040,942
Freddie Mac Gold Pool G02884
6.00%	04/01/37	2,439,221	2,719,447
Freddie Mac Gold Pool G02955
5.50%	03/01/37	3,630,092	4,019,455
Freddie Mac Gold Pool G03357
5.50%	08/01/37	1,477,020	1,617,211

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 162

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G03676
5.50%	12/01/37	$ 2,669,585	$ 2,957,604
Freddie Mac Gold Pool G03783
5.50%	01/01/38	1,871,626	2,072,639
Freddie Mac Gold Pool G03985
6.00%	03/01/38	22,776	25,625
Freddie Mac Gold Pool G04438
5.50%	05/01/38	5,124,599	5,597,400
Freddie Mac Gold Pool G04703
5.50%	08/01/38	4,660,976	5,112,167
Freddie Mac Gold Pool G04706
5.50%	09/01/38	192,995	215,736
Freddie Mac Gold Pool G05866
4.50%	02/01/40	19,120,967	20,500,074
Freddie Mac Gold Pool G06361
4.00%	03/01/41	25,459	26,650
Freddie Mac Gold Pool G06498
4.00%	04/01/41	25,518,253	26,766,756
Freddie Mac Gold Pool G06499
4.00%	03/01/41	12,311,522	12,820,890
Freddie Mac Gold Pool G07408
3.50%	06/01/43	23,985,757	24,715,185
Freddie Mac Gold Pool G07786
4.00%	08/01/44	229,988,205	241,384,327
Freddie Mac Gold Pool G07848
3.50%	04/01/44	118,702,501	121,630,302
Freddie Mac Gold Pool G07849
3.50%	05/01/44	17,020,129	17,420,198
Freddie Mac Gold Pool G07924
3.50%	01/01/45	24,817,920	25,479,588
Freddie Mac Gold Pool G07925
4.00%	02/01/45	14,946,826	15,662,552
Freddie Mac Gold Pool G08676
3.50%	11/01/45	91,238,983	92,863,709
Freddie Mac Gold Pool G08681
3.50%	12/01/45	60,215,110	61,287,383
Freddie Mac Gold Pool G08710
3.00%	06/01/46	296,258,238	295,225,799
Freddie Mac Gold Pool G08711
3.50%	06/01/46	26,622,847	27,091,367
Freddie Mac Gold Pool G08715
3.00%	08/01/46	423,384,483	421,908,819
Freddie Mac Gold Pool G08721
3.00%	09/01/46	28,428,080	28,329,005
Freddie Mac Gold Pool G08722
3.50%	09/01/46	116,400,981	118,427,828
Freddie Mac Gold Pool G08726
3.00%	10/01/46	461,726,989	460,031,586

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08727
3.50%	10/01/46	$ 94,808,322	$ 96,426,730
Freddie Mac Gold Pool G08732
3.00%	11/01/46	274,414,367	273,406,751
Freddie Mac Gold Pool G08737
3.00%	12/01/46	160,654,983	160,065,078
Freddie Mac Gold Pool G08741
3.00%	01/01/47	158,455,804	157,875,805
Freddie Mac Gold Pool G08742
3.50%	01/01/47	145,386,669	147,865,687
Freddie Mac Gold Pool G08747
3.00%	02/01/47	51,364,760	51,176,749
Freddie Mac Gold Pool G08757
3.50%	04/01/47	73,428,823	74,673,606
Freddie Mac Gold Pool G08762
4.00%	05/01/47	60,309,330	62,506,152
Freddie Mac Gold Pool G08791
3.00%	12/01/47	298,174,064	296,918,897
Freddie Mac Gold Pool G08826
5.00%	06/01/48	50,699,796	53,829,402
Freddie Mac Gold Pool G08833
5.00%	07/01/48	28,196,613	29,938,698
Freddie Mac Gold Pool G08838
5.00%	09/01/48	15,474,913	16,430,928
Freddie Mac Gold Pool G08840
5.00%	08/01/48	5,561,658	5,890,357
Freddie Mac Gold Pool G08843
4.50%	10/01/48	42,329,273	44,202,547
Freddie Mac Gold Pool G08844
5.00%	10/01/48	47,266,987	50,089,261
Freddie Mac Gold Pool G08849
5.00%	11/01/48	18,928,663	20,047,409
Freddie Mac Gold Pool G11707
6.00%	03/01/20	15,387	15,416
Freddie Mac Gold Pool G12393
5.50%	10/01/21	1,062,751	1,082,857
Freddie Mac Gold Pool G12399
6.00%	09/01/21	670	686
Freddie Mac Gold Pool G12824
6.00%	08/01/22	848,245	878,939
Freddie Mac Gold Pool G12909
6.00%	11/01/22	2,204,725	2,290,903
Freddie Mac Gold Pool G13032
6.00%	09/01/22	311,938	320,592
Freddie Mac Gold Pool G13058
4.50%	10/01/20	27,259	27,309
Freddie Mac Gold Pool G16085
2.50%	02/01/32	5,783,269	5,757,383

See accompanying notes to Schedule of Portfolio Investments.

163 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G16524
3.50%	05/01/33	$ 56,041,430	$ 57,582,088
Freddie Mac Gold Pool G16584
3.50%	08/01/33	13,092,752	13,407,631
Freddie Mac Gold Pool G16607
3.50%	09/01/33	115,547,317	118,723,874
Freddie Mac Gold Pool G16623
2.50%	09/01/32	53,774,690	53,563,441
Freddie Mac Gold Pool G16755
3.50%	02/01/34	135,152,264	138,741,083
Freddie Mac Gold Pool G16756
3.50%	01/01/34	10,260,475	10,539,343
Freddie Mac Gold Pool G18596
3.00%	04/01/31	69,338,920	70,148,119
Freddie Mac Gold Pool G18691
3.00%	06/01/33	34,423,671	34,773,700
Freddie Mac Gold Pool G18692
3.50%	06/01/33	57,206,628	58,582,443
Freddie Mac Gold Pool G18713
3.50%	11/01/33	75,549,665	77,366,629
Freddie Mac Gold Pool G60023
3.50%	04/01/45	21,025,855	21,544,742
Freddie Mac Gold Pool G60080
3.50%	06/01/45	252,387,205	259,037,204
Freddie Mac Gold Pool G60138
3.50%	08/01/45	176,272,854	180,623,020
Freddie Mac Gold Pool G60238
3.50%	10/01/45	77,669,610	79,667,536
Freddie Mac Gold Pool G67700
3.50%	08/01/46	57,262,590	58,699,789
Freddie Mac Gold Pool G67703
3.50%	04/01/47	569,390,285	583,147,267
Freddie Mac Gold Pool G67706
3.50%	12/01/47	302,670,969	309,794,602
Freddie Mac Gold Pool G67707
3.50%	01/01/48	655,961,754	671,888,683
Freddie Mac Gold Pool G67708
3.50%	03/01/48	752,512,646	767,633,191
Freddie Mac Gold Pool G67709
3.50%	03/01/48	488,932,618	499,722,437
Freddie Mac Gold Pool G67710
3.50%	03/01/48	517,457,778	527,026,685
Freddie Mac Gold Pool G67711
4.00%	03/01/48	137,880,086	144,195,118
Freddie Mac Gold Pool G67713
4.00%	06/01/48	204,297,665	213,259,214
Freddie Mac Gold Pool G67717
4.00%	11/01/48	194,721,792	203,518,525

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G67718
4.00%	01/01/49		$315,926,738	$329,189,642
Freddie Mac Gold Pool H00790
5.50%	05/01/37		16,725	17,691
Freddie Mac Gold Pool H03161
6.50%	08/01/37		1,129	1,233
Freddie Mac Gold Pool H05069
5.50%	05/01/37		509,524	538,948
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		42,179,386	44,322,136
Freddie Mac Gold Pool U99097
3.50%	07/01/43		72,844,538	74,331,361
Freddie Mac Gold Pool V62078
3.50%	08/01/33		13,206,307	13,548,001
Freddie Mac Gold Pool V62129
3.50%	08/01/33		27,507,097	28,179,463
Freddie Mac Gold Pool V80356
3.50%	08/01/43		44,268,890	45,559,811
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		10	10
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		121	125
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		1,516	1,559
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		9	9
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		87,423	97,090
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		31,233	32,794
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		357,089	384,110
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		19,098	20,678
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		9,688	11,023
Freddie Mac REMICS, Series 2433, Class SA
(-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
14.47%	02/15/32	[2]	10,298	14,279

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 164

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		$ 40,038	$ 43,271
Freddie Mac REMICS, Series 2642,
Class BW (IO)
5.00%	06/15/23		3,849	48
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		1,508	1,515
Freddie Mac REMICS, Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.72%	08/15/35	[2]	1,597,916	325,861
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		4,111,904	4,501,535
Freddie Mac REMICS, Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.72%	08/15/35	[2]	706,474	123,093
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		11,736,018	970,078
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		13,761	13,774
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	70,692,367
Freddie Mac REMICS, Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
3.47%	07/15/41	[2]	7,384,911	585,420
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	19,470,784
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	10,428,427
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	33,868,521
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		18,072,835	17,965,871
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		27,363,434	26,989,389
Freddie Mac REMICS, Series 4818, Class CA
3.00%	04/15/48		8,035,718	7,950,817
Freddie Mac REMICS, Series 4846, Class PA
4.00%	06/15/47		2,983,923	3,096,876

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 4852, Class CA
4.00%	11/15/47		$80,141,545	$84,330,193
Freddie Mac REMICS, Series 4860, Class BH
3.50%	10/15/48		55,087,927	55,996,302
Freddie Mac REMICS, Series 4860, Class PA
3.50%	02/15/49		16,146,302	16,352,154
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[9]	33,405,361	27,720,370
Freddie Mac Strips, Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
2.98%	11/15/43	[2]	6,412,199	6,418,108
Ginnie Mae I Pool 782817
4.50%	11/15/39		19,752,999	20,796,269
Ginnie Mae II Pool (TBA)
5.00%	04/20/49		26,025,000	27,192,472
Ginnie Mae II Pool 2631
7.00%	08/20/28		2,119	2,358
Ginnie Mae II Pool 3388
4.50%	05/20/33		6,123	6,406
Ginnie Mae II Pool 3427
4.50%	08/20/33		2,006	2,103
Ginnie Mae II Pool 3554
4.50%	05/20/34		2,017	2,114
Ginnie Mae II Pool 4058
5.00%	12/20/37		1,201	1,266
Ginnie Mae II Pool 4342
5.00%	01/20/39		1,727	1,855
Ginnie Mae II Pool 4520
5.00%	08/20/39		33,766	35,930
Ginnie Mae II Pool 5175
4.50%	09/20/41		10,932	11,515
Ginnie Mae II Pool 5281
4.50%	01/20/42		21,370	22,508
Ginnie Mae II Pool 783591
4.50%	07/20/41		28,395	29,912
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.75%	07/20/34	[2]	16,102	16,599
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.38%	03/20/35	[2]	23,385	23,711

See accompanying notes to Schedule of Portfolio Investments.

165 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.75%	08/20/35	[2]	$ 29,629	$ 30,869
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
4.13%	10/20/35	[2]	24,960	25,941
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	05/20/25	[2]	4,889	5,009
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/25	[2]	6,819	6,933
Ginnie Mae II Pool MA0627
4.50%	12/20/42		84,050	88,556
Ginnie Mae II Pool MA0701
4.50%	01/20/43		106,058	111,183
Ginnie Mae II Pool MA1997
4.50%	06/20/44		24,116	25,447
Ginnie Mae II Pool MA2374
5.00%	11/20/44		603,746	645,836
Ginnie Mae II Pool MA2756
4.50%	04/20/45		53,385	56,199
Ginnie Mae II Pool MA2828
4.50%	05/20/45		2,288,419	2,387,841
Ginnie Mae II Pool MA2894
4.50%	06/20/45		877,482	918,946
Ginnie Mae II Pool MA3036
4.50%	08/20/45		96,849	101,967
Ginnie Mae II Pool MA3456
4.50%	02/20/46		633,209	663,511
Ginnie Mae II Pool MA3521
3.50%	03/20/46		85,930,872	87,974,273
Ginnie Mae II Pool MA3524
5.00%	03/20/46		25,424	27,209
Ginnie Mae II Pool MA3597
3.50%	04/20/46		216,815,085	221,970,514
Ginnie Mae II Pool MA3600
5.00%	04/20/46		16,583,740	17,745,751
Ginnie Mae II Pool MA3663
3.50%	05/20/46		63,373,563	64,880,379
Ginnie Mae II Pool MA3665
4.50%	05/20/46		262,101	275,264
Ginnie Mae II Pool MA3666
5.00%	05/20/46		9,117,661	9,756,717
Ginnie Mae II Pool MA3738
4.50%	06/20/46		1,131,080	1,187,885

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA3739
5.00%	06/20/46	$ 5,333,422	$ 5,706,011
Ginnie Mae II Pool MA3805
4.50%	07/20/46	9,190,668	9,652,242
Ginnie Mae II Pool MA3806
5.00%	07/20/46	401,214	429,274
Ginnie Mae II Pool MA3876
4.50%	08/20/46	9,513,373	9,991,155
Ginnie Mae II Pool MA3877
5.00%	08/20/46	1,918,934	2,059,129
Ginnie Mae II Pool MA3937
3.50%	09/20/46	50,169,537	51,363,432
Ginnie Mae II Pool MA3939
4.50%	09/20/46	5,139,987	5,483,741
Ginnie Mae II Pool MA4003
3.00%	10/20/46	26,150,680	26,319,443
Ginnie Mae II Pool MA4006
4.50%	10/20/46	5,746,692	6,038,895
Ginnie Mae II Pool MA4007
5.00%	10/20/46	11,559,933	12,367,963
Ginnie Mae II Pool MA4069
3.50%	11/20/46	156,572,819	160,297,187
Ginnie Mae II Pool MA4071
4.50%	11/20/46	16,996,495	17,953,961
Ginnie Mae II Pool MA4072
5.00%	11/20/46	2,817,504	3,058,709
Ginnie Mae II Pool MA4126
3.00%	12/20/46	433,891,882	436,691,556
Ginnie Mae II Pool MA4127
3.50%	12/20/46	162,503,854	166,368,371
Ginnie Mae II Pool MA4129
4.50%	12/20/46	49,997,413	52,539,637
Ginnie Mae II Pool MA4198
4.50%	01/20/47	447,740	465,603
Ginnie Mae II Pool MA4199
5.00%	01/20/47	9,350,990	10,003,974
Ginnie Mae II Pool MA4264
4.50%	02/20/47	145,965,389	152,885,550
Ginnie Mae II Pool MA4265
5.00%	02/20/47	2,588,324	2,765,812
Ginnie Mae II Pool MA4324
5.00%	03/20/47	14,034,073	14,999,306
Ginnie Mae II Pool MA4382
3.50%	04/20/47	118,420,525	121,131,917
Ginnie Mae II Pool MA4384
4.50%	04/20/47	7,483,306	7,838,087
Ginnie Mae II Pool MA4385
5.00%	04/20/47	24,312,783	25,719,042

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 166

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4453
4.50%	05/20/47	$399,363,179	$418,296,827
Ginnie Mae II Pool MA4454
5.00%	05/20/47	56,451,197	59,539,941
Ginnie Mae II Pool MA4511
4.00%	06/20/47	25,619,386	26,544,354
Ginnie Mae II Pool MA4512
4.50%	06/20/47	1,412,185	1,479,136
Ginnie Mae II Pool MA4513
5.00%	06/20/47	1,113,292	1,174,206
Ginnie Mae II Pool MA4586
3.50%	07/20/47	198,885,962	203,293,706
Ginnie Mae II Pool MA4589
5.00%	07/20/47	56,623,053	59,508,864
Ginnie Mae II Pool MA4652
3.50%	08/20/47	1,404,579	1,435,707
Ginnie Mae II Pool MA4655
5.00%	08/20/47	66,436,782	69,822,752
Ginnie Mae II Pool MA4719
3.50%	09/20/47	200,273,267	204,711,758
Ginnie Mae II Pool MA4720
4.00%	09/20/47	524,137	542,405
Ginnie Mae II Pool MA4722
5.00%	09/20/47	1,283,164	1,348,378
Ginnie Mae II Pool MA4781
5.00%	10/20/47	17,159,497	18,034,036
Ginnie Mae II Pool MA4836
3.00%	11/20/47	398,829,668	400,552,756
Ginnie Mae II Pool MA4837
3.50%	11/20/47	478,161,117	488,758,205
Ginnie Mae II Pool MA4838
4.00%	11/20/47	175,271,093	181,261,805
Ginnie Mae II Pool MA4840
5.00%	11/20/47	4,746,780	4,969,522
Ginnie Mae II Pool MA4900
3.50%	12/20/47	30,904,275	31,589,181
Ginnie Mae II Pool MA4901
4.00%	12/20/47	121,041,269	125,178,421
Ginnie Mae II Pool MA4961
3.00%	01/20/48	1,109,336	1,114,129
Ginnie Mae II Pool MA4963
4.00%	01/20/48	215,371,128	222,732,446
Ginnie Mae II Pool MA5137
4.00%	04/20/48	93,265,575	96,347,756
Ginnie Mae II Pool MA5399
4.50%	08/20/48	21,954,757	22,812,431
Ginnie Mae II Pool MA5466
4.00%	09/20/48	34,250,089	35,381,964

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA5528
4.00%	10/20/48		$162,947,714	$168,372,520
Ginnie Mae II Pool MA5530
5.00%	10/20/48		40,735,046	42,607,904
Ginnie Mae, Series 2000-22, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 10.80%, 10.80% Cap)
8.32%	05/16/30	[2]	1,953	34
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		8,382,312	8,976,215
Ginnie Mae, Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
4.27%	06/16/37	[2]	15,840,137	2,641,461
Ginnie Mae, Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
3.76%	03/20/36	[2]	12,930,834	1,329,689
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.31%	05/20/37	[2]	32,544,137	4,333,789
Ginnie Mae, Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
3.99%	12/20/39	[2]	5,356,192	972,891
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		10,309	10,406
Ginnie Mae, Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.32%	07/16/39	[2]	57,319	7,062
Ginnie Mae, Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
3.82%	08/16/38	[2]	92,654	7,841
Ginnie Mae, Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
3.92%	01/16/40	[2]	67,915	10,885
Ginnie Mae, Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
3.32%	01/16/40	[2]	12,348,091	1,685,315
Ginnie Mae, Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
4.02%	09/16/39	[2]	3,394,256	252,713
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		156,438	31,914
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	50,070,948
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		2,187,398	2,226,899
Ginnie Mae, Series 2019-1, Class NP
3.50%	01/20/49		44,892,159	45,356,074
Ginnie Mae, Series 2019-15, Class GT
3.50%	02/20/49		39,736,806	40,440,188

See accompanying notes to Schedule of Portfolio Investments.

167 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.93%	10/07/20	[2]	$ 9,269,140	$ 9,267,486
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
3.04%	12/08/20	[2]	7,291,491	7,329,656
NCUA Guaranteed Notes Trust,
Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
3.04%	12/08/20	[2]	19,283,940	19,356,351

				20,971,206,224

Total Mortgage-Backed (Cost $27,588,355,004)				27,874,030,832

MUNICIPAL BONDS — 0.72%*
California — 0.25%
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	439,495
Los Angeles Department of Water & Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27		12,625,000	14,898,889
Los Angeles Unified School District, Build America Bonds, Series KR
5.75%	07/01/34		2,765,000	3,402,360
Los Angeles Unified School District, Build America Bonds, Series RY
6.76%	07/01/34		12,165,000	16,201,347
San Jose Redevelopment Agency Successor Agency, Series A-T
3.08%	08/01/25		3,250,000	3,283,443
3.18%	08/01/26		450,000	455,166
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	4,672,769
7.95%	03/01/36		77,500,000	81,206,050
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,614,252
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47		17,800,000	17,750,160
University of California, Taxable Revenue Bonds, Series AP
3.93%	05/15/45		30,040,000	30,812,328

				178,736,259

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New Jersey — 0.00%
Jersey City Municipal Utilities Authority
5.47%	05/15/27	$ 400,000	$ 446,088
New Jersey Turnpike Authority
3.73%	01/01/36	300,000	303,972

			750,060

New York — 0.47%
City of New York, Build America Bonds
4.77%	10/01/23	4,420,000	4,807,104
5.21%	10/01/31	6,420,000	7,468,001
5.52%	10/01/37	6,075,000	7,520,425
5.82%	10/01/31	220,000	230,221
5.99%	12/01/36	14,055,000	17,570,858
City of New York, Build America Bonds, Series F1
6.65%	12/01/31	46,470,000	49,443,151
Fiscal Year 2005 Securitization Corp.,
Special Obligation, Series B
4.93%	04/01/20	15,000	15,046
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,555,000	3,713,304
New York City Transitional Finance Authority
Future Tax Secured Revenue
3.73%	08/01/29	22,505,000	23,454,261
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Subseries C-5
3.90%	05/01/31	15,000,000	15,625,800
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds, Public
Improvements, Subseries F-2
2.90%	05/01/26	7,235,000	7,253,305
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Subseries FI
4.00%	08/01/33	6,450,000	6,724,447
New York City Transitional Finance Authority
Future Tax Secured Revenue Bonds,
Subseries SU
3.88%	08/01/31	3,135,000	3,267,516
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Build America Bonds
5.51%	08/01/37	25,000,000	30,383,750
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Qualified School Construction Bonds
5.01%	08/01/27	5,225,000	5,946,363
New York City Transitional Finance Authority
Revenue, Future Tax Secured Revenue,
Qualified School Construction Bonds, Series G-3
5.27%	05/01/27	13,135,000	14,988,480

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 168

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Water and Sewer Authority,
Build America, Taxable Bonds
5.88%	06/15/44		$ 5,505,000	$ 7,536,620
New York City Water and Sewer Authority,
Build America, Taxable Bonds, Series SE
6.01%	06/15/42		3,945,000	5,389,422
New York State Dormitory Authority, Taxable, Build America Bonds
5.43%	03/15/39		21,400,000	25,710,174
New York State Dormitory Authority,
Build America Bonds
5.29%	03/15/33		44,990,000	52,696,787
5.50%	03/15/30		21,430,000	24,990,380
New York State Urban Development Corp., Economic Improvements, Revenue Bonds, Series D-2
3.32%	03/15/29		18,330,000	18,458,677
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22		5,870,000	5,967,735

				339,161,827

Texas — 0.00%
Texas Transportation Commission State
Highway Fund, Taxable, Fuel Sales Revenue Bonds, Series B
5.18%	04/01/30		3,075,000	3,615,032

Total Municipal Bonds (Cost $514,347,948)				522,263,178

U.S. TREASURY SECURITIES — 26.25%
U.S. Treasury Bonds — 7.05%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.00%	02/15/48	[10]	117,329,980	119,860,829
U.S. Treasury Bonds (WI)
3.00%	02/15/49		4,792,702,000	4,966,167,762

				5,086,028,591

U.S. Treasury Notes — 19.20%
U.S. Treasury Notes
2.13%	03/31/24		5,179,060,000	5,150,838,163
2.25%	03/31/21		13,675,000	13,669,658
2.38%	02/29/24		2,252,562,000	2,267,564,423
2.50%	01/31/21		2,098,216,000	2,105,616,492
2.50%	02/28/21		1,249,889,000	1,254,869,033
2.50%	01/31/24		513,133,000	519,124,962
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	07/15/24	[10]	12,429,438	12,276,277
0.38%	07/15/25	[10]	166,336,695	166,247,550
0.75%	07/15/28	[10]	258,945,297	264,742,153

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
U.S. Treasury Notes (WI)
2.63%	02/15/29	$2,052,247,000	$ 2,090,538,543

			13,845,487,254

Total U.S. Treasury Securities (Cost $18,667,853,616)			18,931,515,845

Total Bonds – 98.25% (Cost $70,026,446,879)			70,847,233,048

Issues		Shares	Value
COMMON STOCK — 0.01%
Electric — 0.01%
Homer City Holdings
LLC[3,4,5,6,11]		1,180,703	10,035,975

Total Common Stock (Cost $65,187,440)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.96%
Commercial Paper — 0.21%
Ford Motor Credit Co. LLC
3.14%[12]	04/04/19	28,825,000	28,810,434
3.14%[12]	04/05/19	125,000,000	124,926,233

			153,736,667

Money Market Funds — 5.77%
Dreyfus Government Cash Management Fund
2.32%[13]		2,030,568,000	2,030,568,000
Fidelity Investments Money Market Funds - Government Portfolio
2.31%[13,14]		24	24
JPMorgan U.S. Government
Money Market Fund
2.34%[13]		570,350,000	570,350,000
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[13]		1,559,886,000	1,559,886,000

			4,160,804,024

See accompanying notes to Schedule of Portfolio Investments.

169 / Annual Report March 2019

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Agency Discount Notes — 1.11%
Federal Home Loan Bank
0.00%[12]	04/09/19	$300,000,000	$ 299,841,300
0.00%[12]	05/03/19	300,000,000	299,357,334
0.00%[12]	05/29/19	200,000,000	199,201,630

			798,400,264

U.S. Treasury Bills — 1.87%
U.S. Treasury Bills
2.40%[12]	04/11/19	450,000,000	449,703,833
2.40%[12]	04/23/19	300,000,000	299,562,873
2.40%[12]	04/30/19	500,000,000	499,037,360
2.41%[12,15]	06/20/19	97,900,000	97,387,009

			1,345,691,075

Total Short-Term Investments
(Cost $6,458,663,011)			6,458,632,030

Total Investments – 107.22%
(Cost $76,550,297,330)			77,315,901,053

Liabilities in Excess of Other Assets – (7.22)%			(5,204,931,525)

Net Assets – 100.00%			$72,110,969,528

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[2]	Floating rate security. The rate disclosed was in effect at March 31, 2019.
[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $65,346,688, which is 0.09% of total net assets.
[6]	Non-income producing security.
[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2019.
[10]	Inflation protected security. Principal amount reflects original security face amount.
[11]	Affiliated investment.
[12]	Represents annualized yield at date of purchase.
[13]	Represents the current yield as of March 31, 2019.
[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged for swaps is $24.
[15]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged for futures is $97,381,130.
†

Fair valued security. The aggregate value of fair valued securities is $8,584,058, which is 0.01% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(SOFR): Secured Overnight Financing Rate

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 170

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	58,014	06/28/19	$6,719,652,844	$61,988,846	$61,988,846
U.S. Treasury Two Year Note	34,723	06/28/19	7,399,254,281	27,671,576	27,671,576
U.S. Treasury Ultra Bond	2,769	06/19/19	465,192,000	17,664,927	17,664,927

			14,584,099,125	107,325,349	107,325,349

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	11,374	06/06/19	(1,700,372,068)	(13,909,437)	(13,909,437)
U.S. Treasury Long Bond	2,000	06/19/19	(299,312,500)	(7,769,960)	(7,769,960)

			(1,999,684,568)	(21,679,397)	(21,679,397)

TOTAL FUTURES CONTRACTS			$12,584,414,557	$85,645,952	$85,645,952

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE

Interest Rate Swap[1]	Call	11/21/21	3.07%	Semi-annually	3-month USD LIBOR	Quarterly	$3,821,170	$59,953,011	$—	$59,953,011
Interest Rate Swap[1]	Call	11/21/24	3 month USD LIBOR	Quarterly	3.08%	Semi-annually	1,571,860	(59,761,960)	—	(59,761,960)

TOTAL SWAPS CONTRACTS							$5,393,030	$191,051	$—	$191,051

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

171 / Annual Report March 2019

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 77.50%
ASSET-BACKED SECURITIES — 2.40%**
Nelnet Student Loan Trust, Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/27/36	[1,2]	$434,877	$431,953
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
3.08%	12/15/27	[1,2]	358,133	358,515
SLM Student Loan Trust, Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
3.07%	07/25/25	[1]	348,221	346,812
SLM Student Loan Trust, Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
3.32%	01/25/28	[1]	366,416	367,250
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
3.15%	10/25/24	[1]	337,571	337,952
SLM Student Loan Trust, Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
3.24%	01/26/26	[1]	241,775	242,319
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
3.01%	03/25/26	[1]	224,397	224,674
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	06/25/43	[1]	152,705	152,116

Total Asset-Backed Securities
(Cost $2,464,510)				2,461,591

CORPORATES — 21.53%*
Banking — 5.31%
Bank of America Corp.
7.63%	06/01/19		500,000	503,848
Bank of America Corp. (GMTN)
2.37%	07/21/21	[3]	250,000	248,558
Bank of New York Mellon Corp., (The) Series G
2.20%	05/15/19		500,000	499,695
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 0.68%)
3.31%	06/01/21	[1]	400,000	400,452
(LIBOR USD 3-Month plus 1.00%)
3.79%	01/15/23	[1]	200,000	202,284

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank N.A. (BKNT)
3.09%	04/26/21	[3]	$250,000	$250,629
(LIBOR USD 3-Month plus 0.29%)
3.03%	02/01/21	[1]	500,000	500,217
Lloyds Bank PLC (United Kingdom)
2.40%	03/17/20	[4]	350,000	348,847
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[2,4]	150,000	153,472
US Bank N.A. (BKNT)
3.05%	07/24/20		550,000	553,444
Wells Fargo Bank N.A. (BKNT)
2.40%	01/15/20		1,000,000	996,782
3.33%	07/23/21	[3]	275,000	276,957
(SOFR Rate plus 0.48%)
2.94%	03/25/20	[1]	500,000	500,625

				5,435,810

Communications — 0.55%
Discovery Communications LLC
2.75%	11/15/19	[2]	200,000	199,551
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	368,750	368,215

				567,766

Consumer Discretionary — 0.61%
Constellation Brands, Inc.
2.00%	11/07/19		200,000	198,935
(LIBOR USD 3-Month plus 0.70%)
3.38%	11/15/21	[1]	125,000	125,077
Molson Coors Brewing Co.
1.45%	07/15/19		300,000	298,721

				622,733

Electric — 0.24%
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[1]	250,000	249,529

Finance — 4.76%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
4.63%	10/30/20	[4]	200,000	204,663
American Express Credit Corp. (GMTN)
2.25%	08/15/19		300,000	299,709
BMW U.S. Capital LLC
(LIBOR USD 3-Month plus 0.38%)
2.97%	04/06/20	[1,2]	375,000	375,446

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 172

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
8.50%	05/22/19		$1,050,000	$1,058,556
(LIBOR USD 3-Month plus 0.95%)
3.73%	07/24/23	[1]	308,000	308,644
Daimler Finance North America LLC
1.75%	10/30/19	[2]	200,000	198,730
Ford Motor Credit Co. LLC
2.60%	11/04/19		500,000	498,394
(LIBOR USD 3-Month plus 0.79%)
3.39%	06/12/20	[1]	250,000	248,016
GE Capital International Funding Co.
(Ireland)
2.34%	11/15/20	[4]	310,000	306,215
Morgan Stanley (GMTN)
5.50%	07/24/20		500,000	517,123
7.30%	05/13/19		350,000	351,813
Morgan Stanley (MTN)
5.63%	09/23/19		500,000	506,572

				4,873,881

Food — 1.69%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[1]	240,000	239,506
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
3.09%	10/09/20	[1]	325,000	323,392
(LIBOR USD 3-Month plus 0.75%)
3.51%	10/22/20	[1]	200,000	199,830
Danone SA (France)
1.69%	10/30/19	[2,4]	250,000	248,411
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
3.12%	08/09/19	[1]	350,000	350,138
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[2,4]	375,000	372,168

				1,733,445

Health Care — 2.06%
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	300,000	299,214
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
3.48%	12/29/20	[1]	243,000	243,026
Cigna Corp.
3.20%	09/17/20	[2]	200,000	201,164
CVS Health Corp.
2.25%	08/12/19		325,000	324,283

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	$250,000	$251,628
Humana, Inc.
2.63%	10/01/19		300,000	299,645
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[4]	250,000	248,949
Zimmer Biomet Holdings, Inc. (LIBOR USD 3-Month plus 0.75%)
3.38%	03/19/21	[1]	240,000	239,277

				2,107,186

Industrials — 1.69%
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	325,000	326,634
Bemis Co., Inc.
6.80%	08/01/19		300,000	303,849
General Electric Co. (GMTN)
2.20%	01/09/20		250,000	248,437
4.63%	01/07/21		310,000	318,122
6.00%	08/07/19		150,000	151,593
General Electric Co. (MTN)
5.55%	05/04/20		125,000	128,414
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
3.33%	08/16/21	[1]	250,000	250,167

				1,727,216

Information Technology — 0.38%
Analog Devices, Inc.
2.85%	03/12/20		120,000	120,074
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		275,000	273,607

				393,681

Materials — 0.24%
Georgia-Pacific LLC
2.54%	11/15/19	[2]	250,000	249,637

Real Estate Investment Trust (REIT) — 2.99%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		300,000	299,541
American Campus Communities Operating Partnership LP
3.35%	10/01/20		400,000	401,108
Digital Realty Trust LP
5.25%	03/15/21		250,000	259,184
GLP Capital LP/GLP Financing II, Inc.
4.88%	11/01/20		375,000	382,413

See accompanying notes to Schedule of Portfolio Investments.

173 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
HCP, Inc.
2.63%	02/01/20		$650,000	$648,429
Reckson Operating Partnership LP
7.75%	03/15/20		250,000	260,563
UDR, Inc.
3.70%	10/01/20		500,000	505,260
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	300,000	299,787

				3,056,285

Retail — 0.83%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[2,4]	300,000	298,689
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.47%	04/17/20	[1]	300,000	300,069
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		250,000	249,591

				848,349

Transportation — 0.18%
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		178,694	184,466

Total Corporates
(Cost $22,010,999)				22,049,984

MORTGAGE-BACKED — 31.53%**

Non-Agency Commercial
Mortgage-Backed — 1.64%
Commercial Mortgage Trust, Series 2013-CR7, Class XA (IO)
1.23%	03/10/46	[3]	3,276,546	123,284
Commercial Mortgage Trust,
Series 2015-CR25, Class XA (IO)
0.91%	08/10/48	[3]	4,336,632	186,688
Four Times Square Trust Commercial
Mortgage Pass-Through Certificates,
Series 2006-4TS, Class A
5.40%	12/13/28	[2]	141,925	148,143
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[2]	20,004	19,928
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class ASB
3.14%	05/15/45		429,083	432,767
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA (IO)
1.35%	02/15/46	[3]	4,254,143	182,289

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	$150,000	$151,862
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA (IO)
1.88%	11/15/45	[2,3]	1,676,982	93,735
WF-RBS Commercial Mortgage Trust, Series 2013-C12, Class XA (IO)
1.27%	03/15/48	[2,3]	2,163,854	85,203
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class XA (IO)
1.20%	05/15/45	[2,3]	2,706,716	111,316
WF-RBS Commercial Mortgage Trust, Series 2013-C13, Class XB (IO)
0.45%	05/15/45	[2,3]	8,000,000	143,426

				1,678,641

Non-Agency Mortgage-Backed — 2.38%
Aames Mortgage Trust, Series 2002-1, Class A3
(STEP-reset date 05/25/19)
7.40%	06/25/32		23,117	23,083
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
4.29%	05/25/35	[3]	142,203	137,258
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		4,707	5,010
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
4.18%	02/25/34	[3]	53,974	52,993
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		73,922	78,752
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
4.84%	11/25/32	[3]	23,471	23,734
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
3.22%	07/19/44	[1]	163,780	164,565
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
(LIBOR USD 1-Month plus 0.15%)
2.64%	07/25/36	[1]	151,729	151,851
Fremont Home Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.72%)
3.21%	07/25/35	[1]	10,166	10,194

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 174

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GE Mortgage Services LLC,
Series 1998-HE1, Class A7
6.47%	06/25/28		$7	$7
IndyMac Index Mortgage Loan Trust,
Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.27%	12/25/34	[1]	422,575	365,580
IndyMac Index Mortgage Loan Trust,
Series 2004-AR6, Class 6A1
4.66%	10/25/34	[3]	134,665	132,506
JPMorgan Mortgage Trust, Series 2005-A2,
Class 9A1
4.86%	04/25/35	[3]	183,592	188,301
MASTR Adjustable Rate Mortgages Trust,
Series 2004-1, Class 2A1
5.12%	01/25/34	[3]	11,737	11,750
MASTR Adjustable Rate Mortgages Trust,
Series 2004-12, Class 5A1
4.48%	10/25/34	[3]	286,385	289,364
MASTR Adjustable Rate Mortgages Trust,
Series 2004-5, Class 3A1
3.62%	06/25/34	[3]	5,883	5,860
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2[5]
0.00%	03/25/47	6,7,8,†	4,000,000	—
MASTR Seasoned Securitization Trust,
Series 2004-1, Class 4A1
4.63%	10/25/32	[3]	41,198	41,958
Merrill Lynch Mortgage Investors Trust,
Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
4.49%	12/25/32	[1]	167,225	168,277
Morgan Stanley ABS Capital I Trust,
Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
2.79%	12/25/35	[1]	136,168	135,981
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	5,636
Residential Asset Mortgage Products Trust,
Series 2004-SL1, Class A8
6.50%	11/25/31		48,909	51,534
Residential Asset Securitization Trust,
Series 2004-IP2, Class 2A1
4.46%	12/25/34	[3]	105,707	105,804
Terwin NIMs Trust, Series 2004-13AL,
Class 2PX (IO)
0.34%	08/25/34	[2,6,7]	2,038,309	33,152

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
3.80%	06/25/42	[1]	$29,131	$28,396
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
4.23%	06/25/33	[3]	73,411	74,609
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
2.99%	06/25/35	[1]	181,539	154,617

				2,440,772

U.S. Agency Commercial
Mortgage-Backed — 6.87%
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.57%	04/25/22	[3]	8,224,811	99,835
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.78%	10/25/21	[1]	50,433	50,341
Fannie Mae-Aces, Series 2016-M6, Class ASQ2
1.79%	06/25/19		1,131	1,128
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.85%	08/25/24	[1]	170,942	170,738
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20		261,532	260,933
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J22F, Class A1
3.45%	05/25/23		507,443	517,840
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		14,992	14,973
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K012, Class X3 (IO)
2.25%	01/25/41	[3]	2,950,450	113,796
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K025, Class X3 (IO)
1.75%	11/25/40	[3]	2,000,000	117,870

See accompanying notes to Schedule of Portfolio Investments.

175 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K031, Class X1 (IO)
0.23%	04/25/23	[3]	$13,439,223	$110,721
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K056, Class XAM (IO)
1.15%	05/25/26	[3]	1,400,000	104,125
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K504, Class A2
2.57%	09/25/20	[3]	1,187,981	1,186,229
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X3 (IO)
1.79%	01/25/42	[3]	4,000,000	112,064
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class A1
2.34%	02/25/21		122,087	121,793
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
2.84%	09/25/21	[1]	61,214	61,220
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF19, Class A
(LIBOR USD 1-Month plus 0.45%)
2.94%	06/25/23	[1]	515,987	516,261
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP02, Class A2
2.36%	04/25/21	[3]	356,966	355,733
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.71%	07/25/20	[1]	770,000	769,553
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class A
(LIBOR USD 1-Month plus 0.50%)
2.99%	01/25/23	[1]	564,294	564,965
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X (IO)
0.65%	09/25/25	[3]	3,500,000	131,244
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
3.14%	05/25/44	[1]	421,319	421,667

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
FRESB Mortgage Trust, Series 2016-SB15, Class A5H
(LIBOR USD 1-Month plus 2.06%)
2.06%	03/25/36	[1]	$521,889	$517,941
Ginnie Mae, Series 2011-165, Class IO (IO)
0.50%	10/16/51	[3]	9,245,592	115,524
Ginnie Mae, Series 2012-135, Class IO (IO)
0.58%	01/16/53	[3]	3,933,205	120,068
Ginnie Mae, Series 2013-74, Class IO (IO)
0.79%	12/16/53	[3]	2,961,834	133,084
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
3.04%	03/09/21	[1]	341,575	341,781

				7,031,427

U.S. Agency Mortgage-Backed — 20.64%
Fannie Mae Pool 111643
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year plus 1.57%)
2.37%	09/01/20	[1]	120	119
Fannie Mae Pool 254548
5.50%	12/01/32		124,143	134,301
Fannie Mae Pool 464321
4.36%	01/01/20		627,977	632,023
Fannie Mae Pool 468764
4.16%	07/01/21		630,000	649,812
Fannie Mae Pool 523829
8.00%	11/01/19		2,633	2,636
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.51%)
4.39%	11/01/32	[1]	15,615	15,884
Fannie Mae Pool 555424
5.50%	05/01/33		81,227	88,666
Fannie Mae Pool 567002
8.00%	05/01/23		19,514	20,544
Fannie Mae Pool 655133
7.00%	08/01/32		7,433	7,776
Fannie Mae Pool 655151
7.00%	08/01/32		14,115	14,740
Fannie Mae Pool 762525
6.50%	11/01/33		26,592	28,909
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
3.93%	04/01/34	[1]	127,016	128,300
Fannie Mae Pool 893489
(LIBOR USD 12-Month plus 1.62%)
4.37%	09/01/36	[1]	29,718	31,046

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 176

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AD0538
6.00%	05/01/24		$50,311	$52,607
Fannie Mae Pool AE0443
6.50%	10/01/39		89,632	95,693
Fannie Mae Pool AL0851
6.00%	10/01/40		82,171	90,688
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
7.84%	05/25/23	[1]	840	912
Fannie Mae REMICS, Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[1]	1,455	1,702
Fannie Mae REMICS, Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
3.44%	10/25/31	[1]	114,371	117,223
Fannie Mae REMICS, Series 2002-30, Class FB
(LIBOR USD 1-Month plus 1.00%)
3.49%	08/25/31	[1]	141,477	143,579
Fannie Mae REMICS, Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	18,026	20,923
Fannie Mae REMICS, Series 2003-134, Class FC
(LIBOR USD 1-Month plus 0.60%)
3.09%	12/25/32	[1]	468,068	471,613
Fannie Mae REMICS, Series 2004-60, Class FW
(LIBOR USD 1-Month plus 0.45%)
2.94%	04/25/34	[1]	434,143	434,449
Fannie Mae REMICS, Series 2004-79, Class F (LIBOR USD 1-Month plus 0.30%)
2.79%	08/25/32	[1]	13,058	13,060
Fannie Mae REMICS, Series 2004-96, Class MT
LIBOR USD 1-Month
7.00%	12/25/34	[1]	10,049	10,901
Fannie Mae REMICS, Series 2005-114, Class PF
(LIBOR USD 1-Month plus 0.38%)
2.86%	08/25/35	[1]	500,515	500,471
Fannie Mae REMICS, Series 2006-84, Class WF
(LIBOR USD 1-Month plus 0.30%)
2.79%	02/25/36	[1]	63,967	63,935

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
LIBOR USD 1-Month
4.21%	07/25/37	[1]	$111,317	$20,000
Fannie Mae REMICS, Series 2008-47, Class PF
(LIBOR USD 1-Month plus 0.50%)
2.99%	06/25/38	[1]	1,009	1,009
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		14,001	14,206
Fannie Mae REMICS, Series 2009-33, Class FB
(LIBOR USD 1-Month plus 0.82%)
3.31%	03/25/37	[1]	148,500	151,062
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
2.89%	10/25/40	[1]	85,160	85,267
Fannie Mae REMICS, Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
3.74%	11/25/36	[1]	466,310	72,990
Fannie Mae REMICS, Series 2011-124, Class DF
(LIBOR USD 1-Month plus 0.45%)
2.94%	08/25/40	[1]	406,109	406,583
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
2.99%	05/25/37	[1]	174,262	174,682
Fannie Mae REMICS, Series 2011-8, Class PF
(LIBOR USD 1-Month plus 0.50%)
2.99%	01/25/40	[1]	97,931	98,036
Fannie Mae REMICS, Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
2.99%	12/25/39	[1]	579,291	582,409
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
3.01%	04/25/42	[1]	624,158	628,733
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
2.74%	07/25/42	[1]	601,788	602,600
Fannie Mae REMICS, Series 2014-19, Class FA
(LIBOR USD 1-Month plus 0.40%)
2.89%	11/25/39	[1]	246,503	246,561

See accompanying notes to Schedule of Portfolio Investments.

177 / Annual Report March 2019

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March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS. Series 2004-92, Class FD
(LIBOR USD 1-Month plus 0.35%)
2.84%	05/25/34	[1]	$556,444	$557,245
Freddie Mac Gold Pool C90474
7.00%	08/01/21		11,385	11,645
Freddie Mac Gold Pool D93410
6.50%	04/01/19		61	61
Freddie Mac Gold Pool G13107
5.50%	07/01/20		5,221	5,233
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		1,996	2,102
Freddie Mac REMICS, Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
3.43%	10/15/31	[1]	72,246	73,992
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		523	7
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
3.08%	10/15/33	[1]	842,968	848,475
Freddie Mac REMICS, Series 2763, Class FC
(LIBOR USD 1-Month plus 0.35%)
2.83%	04/15/32	[1]	197,179	197,153
Freddie Mac REMICS, Series 2990, Class DE
(LIBOR USD 1-Month plus 0.38%)
2.86%	11/15/34	[1]	245,323	245,629
Freddie Mac REMICS, Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
2.80%	10/15/34	[1]	338,537	338,076
Freddie Mac REMICS, Series 3066, Class PF
(LIBOR USD 1-Month plus 0.30%)
2.78%	04/15/35	[1]	522,631	522,314
Freddie Mac REMICS, Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
3.18%	08/15/35	[1]	526,781	535,416
Freddie Mac REMICS, Series 3139, Class FL
(LIBOR USD 1-Month plus 0.30%)
2.78%	01/15/36	[1]	354,200	354,026

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3172, Class FK
(LIBOR USD 1-Month plus 0.45%)
2.93%	08/15/33	[1]	$74,908	$74,939
Freddie Mac REMICS, Series 3196, Class FA
(LIBOR USD 1-Month plus 0.35%)
2.83%	04/15/32	[1]	571,141	571,179
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.78%	08/15/35	[1]	490,256	488,432
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
2.78%	08/15/35	[1]	98,485	98,119
Freddie Mac REMICS, Series 3652, Class PF
(LIBOR USD 1-Month plus 0.75%)
3.23%	07/15/32	[1]	25,809	25,883
Freddie Mac REMICS, Series 3767, Class JF
(LIBOR USD 1-Month plus 0.30%)
2.78%	02/15/39	[1]	346,951	347,782
Freddie Mac REMICS, Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
2.88%	11/15/40	[1]	149,124	148,137
Freddie Mac REMICS, Series 3806, Class DF
(LIBOR USD 1-Month plus 0.40%)
2.88%	08/15/25	[1]	148,789	149,088
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
2.88%	04/15/29	[1]	24,759	24,769
Freddie Mac REMICS, Series 3845, Class FQ
(LIBOR USD 1-Month plus 0.25%)
2.73%	02/15/26	[1]	272,434	272,734
Freddie Mac REMICS, Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
2.98%	07/15/41	[1]	323,053	324,337
Freddie Mac REMICS, Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
2.83%	05/15/40	[1]	777,480	777,570

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 178

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
2.83%	10/15/39	[1]	$383,742	$383,375
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
2.88%	05/15/32	[1]	83,242	83,381
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
2.98%	06/15/42	[1]	497,179	498,903
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
4.13%	10/20/31	[1]	10,388	10,768
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/32	[1]	122,041	126,526
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.75%	07/20/32	[1]	15,794	16,435
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.63%	04/20/33	[1]	112,203	116,425
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
4.13%	12/20/23	[1]	13,606	13,893
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.75%	08/20/25	[1]	25,586	26,333
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.75%	08/20/42	[1]	154,419	159,157
Ginnie Mae, Series 2001-22, Class FK
(LIBOR USD 1-Month plus 0.35%)
2.83%	05/16/31	[1]	687,017	687,475
Ginnie Mae, Series 2001-51, Class FA
(LIBOR USD 1-Month plus 0.50%)
2.98%	10/16/31	[1]	515,112	515,972
Ginnie Mae, Series 2002-16, Class FV
(LIBOR USD 1-Month plus 0.40%)
2.88%	02/16/32	[1]	776,865	778,537

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
2.89%	10/20/32	[1]	$159,022	$159,094
Ginnie Mae, Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
2.89%	10/20/32	[1]	151,667	151,735
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
2.88%	07/16/31	[1]	768,528	770,116
Ginnie Mae, Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
3.89%	01/16/34	[1]	488,225	504,830
Ginnie Mae, Series 2009-66, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.48%	08/16/39	[1]	155,771	158,926
Ginnie Mae, Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
3.28%	10/16/39	[1]	164,878	166,955
Ginnie Mae, Series 2011-70, Class IL (IO)
(LIBOR USD 1-Month plus 7.10%)
0.60%	06/16/37	[1]	2,182,632	40,757
Ginnie Mae, Series 2012-10, Class FP
(LIBOR USD 1-Month plus 0.30%)
2.79%	01/20/41	[1]	111,173	111,200
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
2.79%	07/20/38	[1]	234,289	234,140
NCUA Guaranteed Notes Trust,
Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.93%	10/07/20	[1]	826,528	826,381
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
3.04%	12/08/20	[1]	559,787	562,717
NCUA Guaranteed Notes Trust, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
2.89%	03/11/20	[1]	176,110	176,543

				21,131,567

Total Mortgage-Backed
(Cost $32,328,466)				32,282,407

See accompanying notes to Schedule of Portfolio Investments.

179 / Annual Report March 2019

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 22.04%
U.S. Treasury Notes — 22.04%
U.S. Treasury Notes
2.25%	03/31/21	$2,945,000	$2,943,850
2.50%	01/31/21	12,555,000	12,599,282
2.50%	02/28/21	5,395,000	5,416,496
2.50%	01/15/22	1,595,000	1,605,997

Total U.S. Treasury Securities (Cost $22,486,383)			22,565,625

Total Bonds – 77.50% (Cost $79,290,358)			79,359,607

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 24.68%
Commercial Paper — 0.22%
Ford Motor Credit Co. LLC
3.14%[9]	04/04/19	225,000	224,886

Money Market Funds — 1.62%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[10]		1,657,000	1,657,000

U.S. Treasury Bills — 22.84%
U.S. Treasury Bills
2.37%[9]	04/04/19	600,000	599,882
2.38%[9]	04/09/19	2,200,000	2,198,840
2.40%[9]	04/16/19	5,900,000	5,894,075
2.41%[9,11]	06/20/19	26,000	25,864
2.42%[9]	04/11/19	4,200,000	4,197,236
2.43%[9]	04/23/19	6,600,000	6,590,383
2.43%[9]	07/18/19	900,000	893,638
U.S. Treasury Bills (WI)
2.41%[9]	05/07/19	1,500,000	1,496,429
2.41%[9]	07/11/19	1,500,000	1,490,052

			23,386,399

Total Short-Term Investments (Cost $25,267,983)			25,268,285

Total Investments – 102.18% (Cost $104,558,341)			104,627,892

Liabilities in Excess of Other
Assets – (2.18)%			(2,231,415)

Net Assets – 100.00%			$102,396,477

[1]	Floating rate security. The rate disclosed was in effect at March 31, 2019.
[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Non-income producing security.
[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $33,152, which is 0.03% of total net assets.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Represents annualized yield at date of purchase.
[10]	Represents the current yield as of March 31, 2019.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $25,862.
†

Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(SOFR): Secured Overnight Financing Rate

(USD): U.S. dollar

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 180

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	9	06/28/19	$1,917,844	$7,399	$7,399

See accompanying notes to Schedule of Portfolio Investments.

181 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.59%
ASSET-BACKED SECURITIES — 14.10%**
321 Henderson Receivables VI LLC
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$ 378,019	$ 446,361
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	07/25/56	[1,2]	4,218,634	4,107,902
AIMCO CLO, Series 2014-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
3.86%	07/20/26	[1,2,3]	2,342,038	2,342,056
AIMCO CLO, Series 2015-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.64%	01/15/28	[1,2,3]	10,000,000	9,956,860
ARES XXIX CLO Ltd., Series 2014-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.96%	04/17/26	[1,2,3]	4,736,132	4,736,349
Babson CLO Ltd., Series 2044-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.91%	07/20/25	[1,2,3]	4,611,867	4,613,923
Barings CLO Ltd., Series 2016-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.08%)
3.84%	07/20/28	[1,2,3]	5,800,000	5,800,394
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.71%	07/20/29	[1,2,3]	8,400,000	8,338,831
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
3.04%	01/25/35	[1,2]	647,289	641,968
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.45%)
2.94%	04/25/35	[1,2]	1,161,856	1,136,194
BlueMountain CLO Ltd., Series 2015-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
4.13%	04/13/27	[1,2,3]	6,285,000	6,286,654
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.45%	02/25/30	[2]	56,045	56,215
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
2.69%	03/25/42	[1,2]	2,886,100	2,787,582

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
2.90%	06/25/42	[1,2]	$2,579,697	$2,393,733
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.50%	11/15/28	[1,2,3]	7,500,000	7,444,973
Edsouth Indenture No. 3 LLC, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.73%)
3.22%	04/25/39	[1,2]	156,705	155,710
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.29%	04/26/32	[1,2]	3,465,000	3,476,702
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.54%	03/25/36	[2]	87,206	87,729
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
3.84%	03/25/36	[1,2]	6,400,000	6,528,212
Flagship CLO VIII Ltd., Series 2014-8A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.63%	01/16/26	[1,2,3]	7,935,000	7,914,603
Galaxy XXIX CLO Ltd. (Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
3.47%	11/15/26	[1,2,3]	3,481,897	3,473,124
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
3.14%	08/27/46	[1,2]	2,657,741	2,535,850
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	1,354,667	1,339,320
Goal Capital Funding Trust, Series 2006-1,
Class B
(LIBOR USD 3-Month plus 0.45%)
3.10%	08/25/42	[2]	459,982	428,622
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
3.70%	05/25/34	[1,2]	1,686,424	1,699,313
J.G. Wentworth XXXVIII LLC,
Series 2016-1A, Class A
3.41%	06/15/67	[1]	747,095	748,954
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	3,796,228	3,983,393

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 182

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM XIX LP, Series 19A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.24%)
0.00%	07/15/27	[1,2,3]	$ 9,500,000	$ 9,501,450
LCM XXI LP, Series 21A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.64%	04/20/28	[1,2,3]	3,575,000	3,554,215
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.96%	10/20/26	[1,2,3]	7,844,824	7,847,763
Mill Creek II CLO Ltd., Series 2016-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.51%	04/20/28	[1,2,3]	5,590,000	5,591,351
Navient Student Loan Trust, Series 2014-8,
Class A3
(LIBOR USD 1-Month plus 0.60%)
3.09%	05/27/49	[2]	6,120,000	6,087,046
Navient Student Loan Trust, Series 2015-1,
Class A2
(LIBOR USD 1-Month plus 0.60%)
3.09%	04/25/40	[2]	8,431,502	8,418,517
Navient Student Loan Trust, Series 2016-2A,
Class A3
(LIBOR USD 1-Month plus 1.50%)
3.99%	06/25/65	[1,2]	11,200,000	11,526,496
Navient Student Loan Trust, Series 2017-1A,
Class A3
(LIBOR USD 1-Month plus 1.15%)
3.64%	07/26/66	[1,2]	16,200,000	16,466,039
Navient Student Loan Trust, Series 2017-3A,
Class A3
(LIBOR USD 1-Month plus 1.05%)
3.54%	07/26/66	[1,2]	18,400,000	18,610,408
Navient Student Loan Trust, Series 2018-3A,
Class A3
(LIBOR USD 1-Month plus 0.80%)
3.29%	03/25/67	[1,2]	3,500,000	3,463,450
Nelnet Student Loan Trust, Series 2006-2,
Class B
(LIBOR USD 3-Month plus 0.20%)
2.97%	01/25/38	[2]	3,990,821	3,737,563
Nelnet Student Loan Trust, Series 2007-1,
Class A3
(LIBOR USD 3-Month plus 0.07%)
2.72%	05/27/25	[2]	1,855,245	1,847,503
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/27/36	[1,2]	129,665	128,793

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
3.44%	11/25/48	[1,2]	$ 1,865,000	$ 1,855,209
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
3.08%	04/25/46	[1,2]	2,499,845	2,479,688
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
3.39%	06/25/54	[1,2]	11,000,000	11,007,302
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.52%	01/29/46	[2]	135,000	134,666
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.56%	10/20/26	[1,2,3]	4,910,000	4,889,461
PHEAA Student Loan Trust, Series 2013-3A,
Class A
(LIBOR USD 1-Month plus 0.75%)
3.24%	11/25/42	[1,2]	3,955,836	3,970,775
Scholar Funding Trust, Series 2011-A,
Class A
(LIBOR USD 3-Month plus 0.90%)
3.66%	10/28/43	[1,2]	110,290	110,252
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
2.97%	08/15/31	[2]	595,907	554,167
SLC Student Loan Trust, Series 2005-2,
Class A4
(LIBOR USD 3-Month plus 0.16%)
2.77%	12/15/39	[2]	12,000,000	11,661,984
SLC Student Loan Trust, Series 2005-3,
Class A4
(LIBOR USD 3-Month plus 0.15%)
2.76%	12/15/39	[2]	13,800,000	13,109,100
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
2.77%	03/15/55	[2]	13,120,000	12,633,618
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
4.21%	12/15/32	[2]	3,584,485	3,683,530
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
3.20%	03/15/38	[2]	5,247,423	4,921,717

See accompanying notes to Schedule of Portfolio Investments.

183 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-4,
Class A5D
(LIBOR USD 3-Month plus 0.75%)
3.36%	03/15/33	[1,2]	$ 2,518,812	$ 2,487,932
SLM Student Loan Trust, Series 2003-7,
Class B
(LIBOR USD 3-Month plus 0.57%)
3.18%	09/15/39	[2]	3,691,638	3,495,147
SLM Student Loan Trust, Series 2004-10,
Class B
(LIBOR USD 3-Month plus 0.37%)
3.14%	01/25/40	[2]	10,618,654	9,913,234
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
3.24%	07/25/39	[2]	643,026	610,272
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
2.94%	01/25/41	[2]	13,048,433	12,761,690
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
2.93%	01/25/41	[2]	1,800,000	1,748,731
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
2.94%	07/25/25	[2]	12,800,000	11,814,672
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
2.83%	01/25/22	[2]	215,000	210,735
SLM Student Loan Trust, Series 2007-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
2.92%	01/25/28	[2]	12,800,000	11,750,771
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
3.52%	10/27/70	[2]	2,195,000	2,057,017
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
3.52%	04/25/23	[2]	15,886,095	15,791,227
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	01/25/83	[2]	1,000,000	964,269
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.97%	04/26/83	[2]	710,000	680,722

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
4.42%	07/25/22	[2]	$ 1,411,693	$ 1,428,495
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	04/25/73	[2]	710,000	721,566
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
4.47%	07/25/23	[2]	7,437,360	7,538,552
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/25/73	[2]	7,315,000	7,434,019
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
3.87%	07/25/23	[2]	10,628,073	10,636,677
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	710,000	723,707
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.62%	07/26/83	[2]	820,000	835,623
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	1,851,809	1,871,779
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/75	[2]	735,000	752,804
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
4.27%	04/25/23	[2]	2,620,610	2,652,318
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
5.02%	10/25/83	[2]	7,235,000	7,428,119
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
3.54%	01/25/45	[1,2]	9,111,269	9,077,288
SLM Student Loan Trust, Series 2011-1,
Class A2
(LIBOR USD 1-Month plus 1.15%)
3.64%	10/25/34	[2]	2,680,000	2,712,080

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 184

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
3.69%	10/25/34	[2]	$ 4,035,000	$ 4,105,834
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
3.44%	09/25/28	[2]	986,338	982,354
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
3.19%	01/25/29	[2]	1,443,487	1,421,219
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
3.14%	05/26/26	[2]	3,735,397	3,681,916
SLM Student Loan Trust, Series 2012-7,
Class B
(LIBOR USD 1-Month plus 1.80%)
4.29%	09/25/43	[2]	2,200,000	2,231,733
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
3.04%	06/25/43	[2]	1,366,307	1,361,036
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
3.09%	02/26/29	[2]	1,366,578	1,338,048
SLM Student Loan Trust, Series 2014-2,
Class A3
(LIBOR USD 1-Month plus 0.59%)
3.08%	03/25/55	[2]	12,642,671	12,610,805
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	1,†	1,804,986	2,078,268
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	1,211,252	1,402,646
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)
1.61%	07/01/42	[1,2]	150,000	141,654
TCI-Flatiron CLO Ltd., Series 2016-1,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.22%)
3.73%	07/17/28	[1,2,3]	6,300,000	6,303,868
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
3.49%	07/25/26	[1,2,3]	2,657,505	2,646,921

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2015-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.74%	07/23/27	[1,2,3]	$8,445,000	$ 8,402,168

Total Asset-Backed Securities
(Cost $431,856,257)				438,061,506

BANK LOANS — 1.19%*
Automotive — 0.03%
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
3.50%	03/18/26	[2]	1,000,000	989,990

Communications — 0.25%
CommScope, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.73%	02/06/26	[2]	1,000,000	1,000,830
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.73%	01/15/26	[2]	1,500,000	1,459,875
SBA Senior Finance II LLC, Term Loan B,
1st Lien
(LIBOR plus 2.00%)
4.50%	04/11/25	[2]	2,267,863	2,223,412
Sprint Communications, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.50%)
5.00%	02/02/24	[2]	494,949	483,071
(LIBOR plus 3.00%)
5.50%	02/02/24	[2]	997,500	983,784
Unitymedia Finance LLC,
Term Loan E, 1st Lien
(LIBOR plus 2.00%)
4.48%	06/01/23	[2]	1,600,000	1,583,632

				7,734,604

Consumer Discretionary — 0.02%
Reynolds Group Holdings, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.75%)
5.25%	02/05/23	[2]	804,421	796,470

Electric — 0.06%
Chief Power Finance LLC, Term Loan B,
1st Lien
(LIBOR plus 4.75%)
7.25%	12/31/20	[2,4,5]	1,383,122	1,306,552
Homer City Generation LP, Term Loan B,
1st Lien
(LIBOR plus 11.00%)
13.50%	04/05/23	[2,4,5]	711,415	683,670

				1,990,222

See accompanying notes to Schedule of Portfolio Investments.

185 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Energy — 0.00%
Vistra Operations Co., LLC, Term Loan B1,
1st Lien
(LIBOR plus 2.00%)
4.50%	08/04/23	[2]	$ 114,689	$ 113,593

Finance — 0.24%
Avolon TLB Borrower 1 (US) LLC,
Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.49%	01/15/25	[2]	356,970	354,594
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.35%	10/06/23	[2]	7,152,629	7,151,735

				7,506,329

Gaming — 0.05%
Las Vegas Sands LLC, Term Loan B,
1st Lien
(LIBOR plus 1.75%)
4.25%	03/27/25	[2]	1,584,000	1,558,418

Health Care — 0.20%
Bausch Health Cos., Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.48%	06/02/25	[2]	4,758,381	4,733,328
Gentiva Health Services, Inc., Term Loan,
1st Lien
(LIBOR plus 3.75%)
6.25%	07/02/25	[2]	1,458,733	1,464,203

				6,197,531

Industrials — 0.02%
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
4.16%	03/02/20	[2,4,5]	566,475	564,708

Information Technology — 0.23%
Dell International LLC,
Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.25%	09/07/21	[2]	1,718,687	1,715,120
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.49%	04/26/24	[2]	3,075,353	3,069,925
IQVIA, Inc., Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.60%	03/07/24	[2]	675,505	673,958
IQVIA, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.25%	06/11/25	[2]	744,375	737,627

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[2]	$ 559,254	$ 555,484
SS&C Technologies, Inc.,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.75%	04/16/25	[2]	402,102	399,392

				7,151,506

Materials — 0.02%
Berry Plastics Group, Inc. Term Loan S,
1st Lien
(LIBOR plus 1.75%)
4.24%	02/08/20	[2]	500,000	499,130

Real Estate Investment Trust (REIT) — 0.02%
MGM Growth Properties Operating
Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.50%	04/25/23	[2]	498,715	492,705

Retail — 0.05%
BC ULC/New Red Finance, Inc.,
Term Loan B-3, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.75%	02/17/24	[2,3]	1,488,477	1,467,385

Total Bank Loans
(Cost $37,235,106)				37,062,591

CORPORATES — 29.22%*
Automotive — 0.02%
Metalsa SA de CV, Series REGS (Mexico)
4.90%	04/24/23	[3]	500,000	495,860

Banking — 3.65%
Banco Internacional del Peru SAA Interbank,
Series REGS (Peru)
6.63%	03/19/29	[3,6]	250,000	275,525
Banco Nacional de Comercio Exterior
SNC/Cayman Islands (Mexico)
3.80%	08/11/26	[1,3,6]	2,000,000	1,965,800
Bank of America Corp.
2.74%	01/23/22	[6]	8,625,000	8,594,109
3.00%	12/20/23	[6]	1,515,000	1,509,678
3.42%	12/20/28	[6]	488,000	477,618
3.71%	04/24/28	[6]	5,940,000	5,950,639
Bank of America Corp. (GMTN)
3.59%	07/21/28	[6]	7,810,000	7,795,329
Bank of America Corp. (MTN)
3.09%	10/01/25	[6]	4,710,000	4,674,824
4.00%	04/01/24		544,000	567,756
4.27%	07/23/29	[6]	2,635,000	2,744,254

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 186

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Global Bank Corp. (Panama)
4.50%	10/20/21	[1,3]	$ 1,198,000	$ 1,211,777
JPMorgan Chase & Co.
3.22%	03/01/25	[6]	10,980,000	10,989,904
3.54%	05/01/28	[6]	5,359,000	5,378,046
3.90%	07/15/25		3,244,000	3,376,224
3.96%	01/29/27	[6]	940,000	971,506
4.02%	12/05/24	[6]	7,635,000	7,927,178
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,6]	5,780,000	5,638,309
3.90%	03/12/24	[3]	1,500,000	1,520,876
PNC Bank N.A. (BKNT)
1.45%	07/29/19		4,000,000	3,984,616
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	4,300,000	4,263,899
3.37%	01/05/24	[3,6]	3,000,000	2,934,948
4.80%	11/15/24	[3,6]	2,000,000	2,060,197
Santander UK PLC (United Kingdom)
2.50%	01/05/21	[3]	885,000	878,809
5.00%	11/07/23	[1,3]	3,100,000	3,175,280
Wells Fargo & Co.
3.00%	04/22/26		14,265,000	13,884,296
3.00%	10/23/26		9,405,000	9,179,514
Wells Fargo & Co. (MTN)
2.63%	07/22/22		1,525,000	1,514,710

				113,445,621

Communications — 3.87%
AMC Networks, Inc.
4.75%	08/01/25		1,580,000	1,576,050
AT&T, Inc.
3.40%	05/15/25		1,500,000	1,490,161
4.30%	02/15/30		4,115,000	4,169,692
4.35%	06/15/45		3,765,000	3,485,228
4.80%	06/15/44		4,662,000	4,569,710
5.15%	11/15/46		3,415,000	3,510,343
5.25%	03/01/37		3,170,000	3,345,116
CBS Corp.
2.50%	02/15/23		4,000,000	3,897,410
3.38%	02/15/28		2,625,000	2,502,960
Charter Communications Operating
LLC/Charter Communications Operating
Capital
3.58%	07/23/20		1,250,000	1,259,312
5.75%	04/01/48		4,000,000	4,194,800
6.48%	10/23/45		1,490,000	1,676,772

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[1,3]	$1,069,000	$ 1,101,070
Comcast Corp.
4.60%	10/15/38		9,360,000	10,036,422
CommScope Finance LLC
6.00%	03/01/26	[1]	2,198,000	2,279,040
CSC Holdings LLC
5.38%	02/01/28	[1]	1,345,000	1,351,725
6.50%	02/01/29	[1]	500,000	533,438
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	4,374,000	3,903,795
8.50%	10/15/24	[1,3]	2,020,000	1,965,713
9.75%	07/15/25	[1,3]	800,000	816,240
Koninklijke KPN NV (Netherlands)
8.38%	10/01/30	[3]	3,990,000	5,060,533
Level 3 Financing, Inc.
5.25%	03/15/26		843,000	843,000
5.38%	05/01/25		3,987,000	4,048,001
Qwest Corp.
6.75%	12/01/21		2,235,000	2,383,069
6.88%	09/15/33		2,000,000	2,000,000
SES GLOBAL Americas Holdings GP
5.30%	03/25/44	[1]	5,494,000	4,974,224
Sirius XM Radio, Inc.
3.88%	08/01/22	[1]	1,379,000	1,377,276
Sprint Capital Corp.
8.75%	03/15/32		2,272,000	2,394,120
Sprint Communications, Inc.
7.00%	03/01/20	[1]	1,400,000	1,440,250
Sprint Corp.
7.63%	02/15/25		541,000	553,173
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[1]	7,193,750	7,183,319
4.74%	03/20/25	[1]	6,625,000	6,716,094
Time Warner Cable LLC
5.50%	09/01/41		2,972,000	2,927,827
5.88%	11/15/40		965,000	1,001,787
T-Mobile USA, Inc.
4.50%	02/01/26		200,000	199,750
4.75%	02/01/28		2,481,000	2,465,494
6.50%	01/15/24		740,000	768,675
Verizon Communications, Inc.
4.02%	12/03/29	[1]	4,000,000	4,123,827
4.50%	08/10/33		4,755,000	5,039,877

See accompanying notes to Schedule of Portfolio Investments.

187 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/26	[1,3]	$ 840,000	$ 848,400
5.50%	08/15/26	[1,3]	983,000	1,002,660
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[3]	3,000,000	3,052,130
Warner Media LLC
3.80%	02/15/27		2,205,000	2,197,669

				120,266,152

Consumer Discretionary — 1.00%
Anheuser-Busch Cos LLC/Anheuser-Busch
InBev Worldwide, Inc.
4.90%	02/01/46	[1]	2,950,000	2,965,070
Anheuser-Busch InBev Worldwide, Inc.
4.75%	01/23/29		4,590,000	4,894,513
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	2,250,000	2,251,739
5.15%	05/15/38	[1,3]	1,500,000	1,434,641
BAT Capital Corp.
2.30%	08/14/20		3,000,000	2,969,834
4.54%	08/15/47		500,000	439,375
Central Garden & Pet Co.
5.13%	02/01/28		3,065,000	2,858,113
High Ridge Brands Co.
8.88%	03/15/25	[1,4,5]	2,175,000	880,875
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC
5.00%	06/01/24	[1]	464,000	474,440
Reynolds American, Inc.
4.45%	06/12/25		1,500,000	1,543,260
5.85%	08/15/45		2,000,000	2,056,156
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg S.A.
5.75%	10/15/20		5,383,393	5,393,487
Suntory Holdings Ltd. (Japan)
2.55%	09/29/19	[1,3]	3,015,000	3,002,688

				31,164,191

Consumer Products — 0.09%
Newell Brands, Inc.
3.85%	04/01/23		3,000,000	2,965,028

Electric — 2.14%
AES Panama SRL, Series REGS (Panama)
6.00%	06/25/22	[3]	250,000	259,378
Alabama Power Capital Trust V
5.69%	10/01/42	[6]	1,300,000	1,285,563
Cleco Power LLC
6.00%	12/01/40		1,380,000	1,600,348

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Consolidated Edison Co. of New York, Inc.
4.45%	03/15/44		$1,000,000	$ 1,054,458
Consolidated Edison Co. of New York, Inc.,
Series E
4.65%	12/01/48		3,000,000	3,307,582
Dominion Energy, Inc.
5.75%	10/01/54	[6]	2,515,000	2,569,638
Duke Energy Carolinas LLC
3.70%	12/01/47		1,810,000	1,768,580
Duke Energy Progress LLC
3.25%	08/15/25		2,625,000	2,685,665
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[1]	4,641,000	4,847,069
Entergy Corp.
4.00%	07/15/22		1,750,000	1,791,604
Eskom Holdings SOC Ltd., Series REGS
(South Africa)
7.13%	02/11/25	[3]	1,000,000	991,875
Interstate Power & Light Co.
3.25%	12/01/24		6,130,000	6,152,034
ITC Holdings Corp.
3.65%	06/15/24		1,251,000	1,271,707
Metropolitan Edison Co.
4.00%	04/15/25	[1]	2,625,000	2,703,841
MidAmerican Energy Co.
4.25%	05/01/46		2,900,000	3,077,845
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
3.18%	08/28/21	[2]	7,005,000	6,991,789
Perusahaan Gas Negara Persero TBK PT
(Indonesia)
5.13%	05/16/24	[1,3]	1,650,000	1,737,557
PNM Resources, Inc.
3.25%	03/09/21		1,073,000	1,072,003
Public Service Co. of New Mexico
3.85%	08/01/25		5,565,000	5,639,899
5.35%	10/01/21		45,000	47,463
Public Service Electric & Gas Co., Series CC
9.25%	06/01/21		6,935,000	7,871,440
Southern Co. Gas Capital Corp.
3.25%	06/15/26		2,935,000	2,863,150
Southwestern Electric Power Co.
3.55%	02/15/22		2,625,000	2,658,187
Southwestern Electric Power Co., Series M
4.10%	09/15/28		2,190,000	2,277,249

				66,525,924

Energy — 3.23%
Antero Resources Corp.
5.00%	03/01/25		1,983,000	1,958,213

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 188

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Centennial Resource Production LLC
5.38%	01/15/26	[1]	$ 400,000	$ 385,500
6.88%	04/01/27	[1]	2,000,000	2,024,600
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[1]	490,000	471,625
Enbridge Energy Partners LP
5.88%	10/15/25		2,190,000	2,477,895
Energy Transfer Operating LP
5.15%	03/15/45		3,826,000	3,655,865
5.50%	06/01/27		1,448,000	1,571,343
5.88%	01/15/24		1,745,000	1,913,602
EQM Midstream Partners LP
5.50%	07/15/28		1,205,000	1,218,966
EQT Corp.
3.90%	10/01/27		3,000,000	2,808,849
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[1]	1,375,000	1,382,056
Gulfport Energy Corp.
6.38%	05/15/25		315,000	286,256
Hess Corp.
7.88%	10/01/29		1,855,000	2,237,651
KazMunayGas National Co. JSC,
Series REGS (Kazakhstan)
5.38%	04/24/30	[3]	3,700,000	3,888,326
Kinder Morgan Energy Partners LP
5.80%	03/15/35		210,000	231,735
Kinder Morgan, Inc.
5.30%	12/01/34		875,000	949,107
5.63%	11/15/23	[1]	1,215,000	1,327,588
Matador Resources Co.
5.88%	09/15/26		1,543,000	1,546,858
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[1]	523,000	517,770
5.63%	10/15/27	[1]	143,000	142,235
Peru LNG SRL, Series REGS (Peru)
5.38%	03/22/30	[3]	950,000	987,620
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[3]	500,000	514,375
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[3]	60,000	58,911
5.38%	03/13/22	[3]	3,650,000	3,717,160
6.50%	03/13/27	[3]	1,560,000	1,570,920
6.50%	01/23/29	[3]	4,135,000	4,105,021
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		6,250,000	6,536,122
Rockies Express Pipeline LLC
5.63%	04/15/20	[1]	6,234,000	6,397,643

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Ruby Pipeline LLC
6.00%	04/01/22	[1]	$5,760,227	$ 5,697,725
Sabine Pass Liquefaction LLC
5.63%	03/01/25		2,280,000	2,512,275
Spectra Energy Partners LP
4.60%	06/15/21		3,335,000	3,427,130
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		5,150,000	5,130,748
Sunoco LP/Sunoco Finance Corp.
6.00%	04/15/27	[1]	2,793,000	2,813,948
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
6.88%	01/15/29	[1]	2,593,000	2,823,129
TC PipeLines LP
4.38%	03/13/25		3,000,000	3,072,345
4.65%	06/15/21		2,300,000	2,357,996
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		2,050,000	1,937,250
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[1,3]	1,001,700	1,021,734
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	1,533,735	1,560,575
Transocean Poseidon Ltd. (Cayman Islands)
6.88%	02/01/27	[1,3]	2,930,000	3,054,525
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	888,800	916,575
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26		1,709,000	1,762,406
6.88%	09/01/27	[1]	1,315,000	1,342,944
Williams Cos., Inc. (The)
3.60%	03/15/22		241,000	244,634
4.55%	06/24/24		2,625,000	2,776,880
6.30%	04/15/40		1,750,000	2,050,593
WPX Energy, Inc.
5.75%	06/01/26		939,000	956,606

				100,343,830

Finance — 3.56%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.95%	02/01/22	[3]	1,500,000	1,520,028
Air Lease Corp.
2.50%	03/01/21		3,450,000	3,416,890
3.88%	07/03/23		2,862,000	2,894,793
Alta Wind Holdings LLC
7.00%	06/30/35	[1,4,5]	1,735,562	1,848,896

See accompanying notes to Schedule of Portfolio Investments.

189 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
3.14%	01/24/23	[6]	$ 4,200,000	$ 4,216,311
3.67%	07/24/28	[6]	2,940,000	2,935,655
8.50%	05/22/19		3,050,000	3,074,853
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23	[3]	1,000,000	1,003,900
Ford Motor Credit Co. LLC
2.02%	05/03/19		515,000	514,369
2.34%	11/02/20		3,295,000	3,220,382
2.98%	08/03/22		3,015,000	2,881,498
3.20%	01/15/21		5,970,000	5,887,060
3.22%	01/09/22		630,000	612,632
3.34%	03/28/22		7,735,000	7,500,985
8.13%	01/15/20		7,780,000	8,063,764
(LIBOR USD 3-Month plus 0.88%)
3.68%	10/12/21	[2]	3,000,000	2,907,882
GE Capital International Funding Co.
(Ireland)
2.34%	11/15/20	[3]	13,500,000	13,335,165
4.42%	11/15/35	[3]	4,462,000	4,131,672
General Motors Financial Co., Inc.
2.40%	05/09/19		2,500,000	2,498,990
Goldman Sachs Group, Inc. (The)
3.27%	09/29/25	[6]	4,745,000	4,692,745
3.81%	04/23/29	[6]	5,175,000	5,131,293
4.22%	05/01/29	[6]	1,505,000	1,538,620
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		8,155,000	8,330,426
International Lease Finance Corp.
6.25%	05/15/19		3,000,000	3,011,055
Morgan Stanley
3.63%	01/20/27		2,290,000	2,297,520
(LIBOR USD 3-Month plus 0.93%)
3.69%	07/22/22	[2]	8,400,000	8,446,734
Nationwide Building Society
(United Kingdom)
3.77%	03/08/24	[1,3,6]	3,070,000	3,058,295
Raymond James Financial, Inc.
3.63%	09/15/26		1,540,000	1,525,592

				110,498,005

Food — 1.09%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
3.11%	03/16/20	[2]	5,000,000	4,989,716
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[1]	669,000	602,936
Conagra Brands, Inc.
3.80%	10/22/21		7,766,000	7,915,071

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Kraft Heinz Foods Co.
5.00%	06/04/42		$1,430,000	$ 1,355,032
5.20%	07/15/45		4,815,000	4,618,098
Kroger Co. (The)
4.50%	01/15/29		3,050,000	3,125,375
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	1,800,000	1,818,000
Post Holdings, Inc.
5.63%	01/15/28	[1]	955,000	951,419
Smithfield Foods, Inc.
5.20%	04/01/29	[1]	4,690,000	4,717,400
Tyson Foods, Inc.
4.00%	03/01/26		1,425,000	1,458,396
(LIBOR USD 3-Month plus 0.45%)
3.09%	08/21/20	[2]	2,185,000	2,177,153

				33,728,596

Gaming — 0.27%
Churchill Downs, Inc.
4.75%	01/15/28	[1]	1,700,000	1,625,625
5.50%	04/01/27	[1]	3,736,000	3,788,491
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[1]	1,735,000	1,739,338
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
5.25%	05/15/27	[1]	1,260,000	1,195,425

				8,348,879

Health Care — 3.96%
AbbVie, Inc.
3.20%	05/14/26		700,000	679,775
4.30%	05/14/36		875,000	831,283
4.40%	11/06/42		1,900,000	1,751,615
4.88%	11/14/48		615,000	605,232
Aetna, Inc.
2.80%	06/15/23		1,382,000	1,359,182
4.13%	06/01/21		4,380,000	4,475,124
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[3]	695,000	705,421
Amgen, Inc.
4.40%	05/01/45		3,570,000	3,505,192
Anthem, Inc.
3.50%	08/15/24		7,156,000	7,259,023
3.65%	12/01/27		3,385,000	3,382,744
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	[3]	646,000	630,253
3.38%	11/16/25	[3]	3,185,000	3,216,125

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 190

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	$6,400,000	$6,365,507
(LIBOR USD 3-Month plus 1.01%)
3.62%	12/15/23	[1,2]	1,000,000	982,116
Becton Dickinson and Co.
2.13%	06/06/19		2,920,000	2,916,101
2.89%	06/06/22		3,750,000	3,736,050
3.36%	06/06/24		1,350,000	1,349,537
(LIBOR USD 3-Month plus 0.88%)
3.48%	12/29/20	[2]	1,500,000	1,500,161
Biogen, Inc.
5.20%	09/15/45		2,998,000	3,168,316
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[1]	1,880,000	1,870,600
Celgene Corp.
2.75%	02/15/23		3,060,000	3,032,336
3.88%	08/15/25		1,400,000	1,432,780
5.00%	08/15/45		2,845,000	3,010,805
Centene Corp.
5.63%	02/15/21		1,206,000	1,225,598
6.13%	02/15/24		2,000,000	2,103,100
CHS/Community Health Systems, Inc.
6.25%	03/31/23		136,000	128,472
8.00%	03/15/26	[1]	658,000	633,325
Cigna Corp.
4.13%	11/15/25	[1]	4,380,000	4,537,323
4.38%	10/15/28	[1]	1,750,000	1,816,882
Cigna Holding Co.
3.05%	10/15/27		4,875,000	4,624,415
CVS Health Corp.
4.30%	03/25/28		6,880,000	6,977,475
5.05%	03/25/48		2,190,000	2,209,545
Elanco Animal Health, Inc.
4.27%	08/28/23	[1]	6,355,000	6,553,294
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[1]	1,015,000	1,027,192
5.63%	07/31/19	[1]	6,446,000	6,487,975
Gilead Sciences, Inc.
4.15%	03/01/47		1,750,000	1,691,273
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,739,220
HCA, Inc.
5.00%	03/15/24		533,000	565,703
5.25%	04/15/25		977,000	1,050,443
5.38%	02/01/25		658,000	699,125
5.88%	02/01/29		459,000	495,123
6.50%	02/15/20		1,698,000	1,748,091
Humana, Inc.
2.90%	12/15/22		4,795,000	4,768,213

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Molina Healthcare, Inc.
4.88%	06/15/25	[1]	$1,905,000	$1,890,713
5.38%	11/15/22		413,000	428,488
MPH Acquisition Holdings LLC
7.13%	06/01/24	[1]	1,025,000	1,025,000
Shire Acquisitions Investments Ireland DAC
(Ireland)
2.40%	09/23/21	[3]	5,450,000	5,385,245
Tenet Healthcare Corp.
4.50%	04/01/21		3,750,000	3,820,313
Teva Pharmaceutical Finance
Netherlands III BV (Netherlands)
1.70%	07/19/19	[3]	1,015,000	1,009,555
WellCare Health Plans, Inc.
5.25%	04/01/25		568,000	590,010

				122,996,389

Industrials — 1.66%
Amcor Finance USA, Inc.
3.63%	04/28/26	[1]	2,125,000	2,085,410
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
6.00%	02/15/25	[1,3]	900,000	902,250
BAE Systems Holdings, Inc.
2.85%	12/15/20	[1]	1,895,000	1,889,566
Ball Corp.
4.00%	11/15/23		1,000,000	1,011,250
Berry Global, Inc.
4.50%	02/15/26	[1]	1,345,000	1,281,382
Clean Harbors, Inc.
5.13%	06/01/21		3,000,000	3,015,000
Covanta Holding Corp.
6.00%	01/01/27		1,456,000	1,463,280
Crown Americas LLC/Crown Americas
Capital Corp. V
4.25%	09/30/26		1,000,000	970,000
General Electric Co. (GMTN)
2.20%	01/09/20		3,250,000	3,229,686
4.63%	01/07/21		3,220,000	3,304,359
General Electric Co. (MTN)
4.65%	10/17/21		2,060,000	2,135,911
5.55%	05/04/20		2,600,000	2,671,018
5.55%	01/05/26		4,550,000	4,878,981
(LIBOR USD 3-Month plus 0.48%)
3.16%	08/15/36	[2]	8,555,000	6,545,174
Graphic Packaging International LLC
4.88%	11/15/22		500,000	511,250
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[1,3]	700,000	723,889

.

See accompanying notes to Schedule of Portfolio Investments.

191 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
L3 Technologies, Inc.
4.40%	06/15/28		$4,210,000	$4,408,841
Northrop Grumman Corp.
2.93%	01/15/25		825,000	814,148
Sealed Air Corp.
5.25%	04/01/23	[1]	1,000,000	1,042,500
5.50%	09/15/25	[1]	563,000	594,078
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	1,670,000	1,448,725
WRKCo, Inc.
4.65%	03/15/26		6,215,000	6,591,479

				51,518,177

Information Technology — 0.36%
Broadcom Corp./Broadcom Cayman
Finance Ltd.
2.38%	01/15/20		5,297,000	5,270,165
IQVIA, Inc.
5.00%	10/15/26	[1]	1,800,000	1,839,330
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,3]	300,000	304,167
4.13%	06/01/21	[1,3]	800,000	817,360
SS&C Technologies, Inc.
5.50%	09/30/27	[1]	1,553,000	1,571,442
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[1]	1,531,000	1,531,459

				11,333,923

Insurance — 0.47%
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	176,156
Farmers Exchange Capital II
6.15%	11/01/53	[1,6]	2,500,000	2,616,743
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	3,800,000	3,293,669
8.63%	05/01/24	[1]	942,000	1,123,469
Nationwide Mutual Insurance Co.
4.90%	12/15/24	[1,6]	3,825,000	3,805,875
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,6]	3,425,000	3,523,969

				14,539,881

Materials — 0.40%
Axalta Coating Systems LLC
4.88%	08/15/24	[1]	1,000,000	1,007,500
Corp. Nacional del Cobre de Chile,
Series REGS (Chile)
3.63%	08/01/27	[3]	250,000	250,625

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Gold Fields Orogen Holdings BVI Ltd.,
Series REGS (British Virgin Islands)
4.88%	10/07/20	[3]	$250,000	$253,438
Indonesia Asahan Aluminum Persero PT
(Indonesia)
6.53%	11/15/28	[1,3]	4,000,000	4,574,044
International Flavors & Fragrances, Inc.
5.00%	09/26/48		4,525,000	4,751,343
SASOL Financing USA LLC
5.88%	03/27/24		1,200,000	1,273,500
Vale Overseas Ltd. (Cayman Islands)
4.38%	01/11/22	[3]	66,000	67,349
Volcan Cia Minera SAA, Series REGS (Peru)
5.38%	02/02/22	[3]	300,000	309,780

				12,487,579

Real Estate Investment Trust (REIT) — 2.09%
Alexandria Real Estate Equities, Inc.
3.45%	04/30/25		2,660,000	2,654,225
4.60%	04/01/22		875,000	918,397
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		1,735,000	1,739,805
3.63%	11/15/27		2,246,000	2,200,322
AvalonBay Communities, Inc. (GMTN)
3.63%	10/01/20		1,500,000	1,515,401
Boston Properties LP
2.75%	10/01/26		4,000,000	3,793,568
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		2,625,000	2,690,492
GLP Capital LP/GLP Financing II, Inc.
4.88%	11/01/20		1,650,000	1,682,618
5.30%	01/15/29		2,280,000	2,401,456
5.38%	04/15/26		2,680,000	2,807,032
5.75%	06/01/28		3,600,000	3,878,820
HCP, Inc.
3.88%	08/15/24		2,715,000	2,779,116
4.25%	11/15/23		5,325,000	5,542,348
Healthcare Realty Trust, Inc.
3.88%	05/01/25		2,190,000	2,202,317
Hudson Pacific Properties LP
3.95%	11/01/27		2,500,000	2,422,183
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		625,000	652,344
Piedmont Operating Partnership LP
3.40%	06/01/23		4,520,000	4,405,600
Post Apartment Homes LP
3.38%	12/01/22		90,000	90,689

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 192

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Reckson Operating Partnership LP
7.75%	03/15/20		$2,375,000	$2,475,345
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.66%	08/16/21	[2]	1,500,000	1,493,742
SL Green Realty Corp.
4.50%	12/01/22		3,000,000	3,103,129
UDR, Inc.
3.70%	10/01/20		4,628,000	4,676,686
Ventas Realty LP
3.25%	10/15/26		4,380,000	4,254,491
3.75%	05/01/24		875,000	896,574
Welltower, Inc.
4.95%	01/15/21		1,020,000	1,050,895
5.25%	01/15/22		2,500,000	2,639,394

				64,966,989

Retail — 0.43%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[1,3]	1,935,000	1,889,924
Home Depot, Inc. (The)
3.90%	12/06/28		1,715,000	1,815,635
Rite Aid Corp.
6.13%	04/01/23	[1]	5,285,000	4,379,944
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		5,099,000	5,181,690

				13,267,193

Services — 0.53%
DP World Crescent Ltd. (Cayman Islands)
4.85%	09/26/28	[1,3]	2,200,000	2,303,235
Gartner, Inc.
5.13%	04/01/25	[1]	500,000	506,600
GFL Environmental, Inc. (Canada)
5.38%	03/01/23	[1,3]	1,779,000	1,690,050
Hulk Finance Corp. (Canada)
7.00%	06/01/26	[1,3]	815,000	774,250
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	1,516,000	1,518,274
4.13%	08/01/23	[3]	3,000,000	3,063,270
4.75%	02/15/25	[1,3]	2,000,000	2,086,980
4.75%	08/01/28	[3]	1,750,000	1,833,230
Matthews International Corp.
5.25%	12/01/25	[1]	1,554,000	1,501,553
Waste Pro USA, Inc.
5.50%	02/15/26	[1]	1,378,000	1,333,215

				16,610,657

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.40%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		$967,704	$1,009,508
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		29,725	30,604
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		1,238,231	1,280,785
American Airlines Pass-Through Trust,
Series 2015-2, Class AA
3.60%	09/22/27		2,433,066	2,444,258
Avolon Holdings Funding Ltd.
(Cayman Islands)
5.13%	10/01/23	[1,3]	2,163,000	2,206,260
Continental Airlines Pass-Through Trust,
Series 1999-2, Class A
7.26%	03/15/20		158,634	160,871
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		268,041	276,699
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		213,864	224,459
Continental Airlines Pass-Through Trust,
Series 2001-1, Class A1
6.70%	06/15/21		18,766	19,854
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		2,222,583	2,340,380
Continental Airlines Pass-Through Trust,
Series 2012-1, Class B
6.25%	04/11/20		33,192	33,746
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		841,369	896,099
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		358,491	377,335
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		876,871	940,391
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		81,878	88,553

				12,329,802

Total Corporates
(Cost $897,541,827)				907,832,676

See accompanying notes to Schedule of Portfolio Investments.

193 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS — 1.45%
Foreign Government Obligations — 1.45%
Argentine Republic Government International Bond (Argentina)
6.88%	04/22/21	[3]	$2,500,000	$2,288,750
Bahrain Government International Bond, Series REGS (Bahrain)
7.00%	10/12/28	[3]	1,400,000	1,508,500
Brazilian Government International Bond (Brazil)
4.63%	01/13/28	[3]	3,450,000	3,483,672
Chile Government International Bond (Chile)
2.25%	10/30/22	[3]	3,900,000	3,867,513
Colombia Government International Bond (Colombia)
4.50%	01/28/26	[3]	4,500,000	4,751,438
Corp. Financiera de Desarrollo SA, Series REGS (Peru)
4.75%	07/15/25	[3]	2,000,000	2,104,200
Dominican Republic International Bond, Series REGS (Dominican Republic)
6.60%	01/28/24	[3]	3,750,000	4,061,625
Egypt Government International Bond (Egypt)
5.58%	02/21/23	[1,3]	1,600,000	1,591,840
Hazine Mustesarligi Varlik Kiralama AS, Series REGS (Turkey)
4.49%	11/25/24	[3]	270,000	241,391
Oman Government International Bond (Oman)
5.63%	01/17/28	[1,3]	3,120,000	2,936,700
Paraguay Government International Bond, Series REGS (Paraguay)
4.63%	01/25/23	[3]	950,000	982,476
Qatar Government International Bond (Qatar)
4.50%	04/23/28	[3]	2,700,000	2,899,125
Republic of Azerbaijan International Bond, Series REGS (Azerbaijan)
4.75%	03/18/24	[3]	1,200,000	1,245,208
Russian Foreign Bond - Eurobond, Series REGS (Russia)
4.88%	09/16/23	[3]	4,200,000	4,412,100
Saudi Government International Bond, Series REGS (EMTN) (Saudi Arabia)
4.50%	10/26/46	[3]	1,300,000	1,274,000
Saudi Government International Bond (Saudi Arabia)
4.00%	04/17/25	[1,3]	2,700,000	2,768,850
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[3]	900,000	910,125
Turkey Government International Bond (Turkey)
5.13%	03/25/22	[3]	2,250,000	2,174,443

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Uruguay Government International Bond (Uruguay)
4.38%	10/27/27	[3]	$ 1,357,835	$ 1,432,923

Total Foreign Government Obligations (Cost $44,605,571)				44,934,879

MORTGAGE-BACKED — 43.99%**
Non-Agency Commercial
Mortgage-Backed — 5.98%
Banc of America Commercial Mortgage Trust, Series 2007-5, Class AJ
5.76%	02/10/51	[6]	6,167,966	5,892,633
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[1,6]	5,910,000	6,332,630
Banc of America Merrill Lynch Trust, Series 2011-FSHN, Class A
4.42%	07/11/33	[1]	4,970,000	5,107,704
Bayview Commercial Asset Trust, Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.43%)
2.92%	08/25/34	[1,2]	961,382	947,525
BBCMS Trust, Series 2013-TYSN, Class A2
3.76%	09/05/32	[1]	4,675,000	4,734,223
BB-UBS Trust, Series 2012-SHOW, Class A
3.43%	11/05/36	[1]	3,490,000	3,547,044
CALI Mortgage Trust, Series 2019-101C, Class A
3.96%	03/10/39	[1]	7,630,000	8,048,368
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.79%	09/10/45	[1,6]	42,252,505	1,961,091
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A
2.78%	11/10/31	[1,6]	4,900,000	4,877,070
Commercial Mortgage Trust, Series 2012-CR4, Class XA (IO)
1.77%	10/15/45	[6]	47,929,956	2,396,036
Commercial Mortgage Trust, Series 2012-CR5, Class XA (IO)
1.55%	12/10/45	[6]	75,743,153	3,577,289
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[1]	2,840,000	2,999,648
Commercial Mortgage Trust, Series 2013-LC6, Class XA (IO)
1.36%	01/10/46	[6]	36,879,203	1,552,493
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[1,6]	6,275,000	6,520,717

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 194

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A
5.40%	12/13/28	[1]	$10,438,109	$10,895,446
GE Business Loan Trust, Series 2006-2A, Class A
(LIBOR USD 1-Month plus 0.18%)
2.66%	11/15/34	[1,2]	7,814,889	7,692,149
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
2.65%	04/15/35	[1,2]	3,429,398	3,365,218
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[1]	1,875,000	1,899,533
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A
5.37%	05/03/32	[1]	2,420,000	2,725,735
GS Mortgage Securities Trust, Series 2010-C1, Class X (IO)
1.35%	08/10/43	[1,6]	41,246,124	525,787
GS Mortgage Securities Trust, Series 2012-GC6, Class XA (IO)
1.94%	01/10/45	[1,6]	51,944,482	2,208,674
GS Mortgage Securities Trust, Series 2014-GC20, Class XA (IO)
1.06%	04/10/47	[6]	79,890,676	2,972,261
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA (IO)
0.54%	08/15/46	[6]	89,177,173	1,709,963
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA (IO)
1.09%	11/15/45	[6]	18,524,618	757,162
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2009-IWST, Class XA (IO)
2.08%	12/05/27	[1,6]	49,222,655	626,206
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A2
4.61%	06/15/43	[1]	11,357,042	11,488,872
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA (IO)
0.94%	02/15/46	[1,6]	17,576,676	266,500
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.27%	04/15/46	[6]	12,393,496	532,240
Key Commercial Mortgage Securities Trust, Series 2018-S1, Class A1
3.72%	10/15/53	[1]	6,129,734	6,218,701

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/37	[1,2]	$ 2,319,817	$ 2,262,884
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,182,307	1,184,277
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2013-C12, Class XA (IO)
0.62%	10/15/46	[6]	34,704,939	801,188
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		2,527,102	2,528,961
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/12/50	[1]	7,000,000	7,163,603
One Market Plaza Trust, Series 2017-1MKT, Class A
3.61%	02/10/32	[1]	5,600,000	5,729,901
RBS Commercial Funding, Inc., Trust, Series 2013-GSP, Class A
3.83%	01/15/32	[1,6]	3,460,000	3,563,887
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class XA (IO)
0.60%	01/05/43	[1,6]	28,685,000	1,647,081
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ
5.48%	08/15/39	[6]	360,042	360,874
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[1]	4,370,000	4,403,047
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[1]	21,025,000	21,345,240
Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class XA (IO)
1.32%	08/15/50	[6]	55,880,179	2,509,299
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[1]	120,268	120,303
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.73%	11/15/44	[1,6]	21,782,118	741,790
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA (IO)
1.56%	12/15/45	[1,6]	70,802,088	3,385,232
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA (IO)
1.83%	08/15/45	[1,6]	46,416,586	2,244,295
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA (IO)
1.88%	11/15/45	[1,6]	42,325,577	2,365,788

See accompanying notes to Schedule of Portfolio Investments.

195 / Annual Report March 2019

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2013-C14, Class XA (IO)
0.74%	06/15/46	[6]	$77,541,308	$1,960,632
WF-RBS Commercial Mortgage Trust,
Series 2014-C23, Class XA (IO)
0.60%	10/15/57	[6]	93,589,924	2,396,641
Worldwide Plaza Trust, Series 2017-WWP,
Class A
3.53%	11/10/36	[1]	6,500,000	6,600,063

				185,693,904

Non-Agency Mortgage-Backed — 25.75%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.56%)
3.05%	04/25/36	[2]	2,082,000	2,060,065
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.77%	04/25/36	[2]	4,690,044	4,573,389
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-OP2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.64%	08/25/36	[2]	542,112	533,382
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASP1, Class A2D
(LIBOR USD 1-Month plus 0.38%)
2.87%	03/25/37	[2]	2,985,022	1,853,082
Adjustable Rate Mortgage Trust,
Series 2005-4, Class 5A1
4.09%	08/25/35	[6]	2,914,073	2,652,445
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
(LIBOR USD 1-Month plus 0.23%)
2.72%	09/25/35	[2]	74,735	74,864
Adjustable Rate Mortgage Trust,
Series 2007-1, Class 1A1
4.62%	03/25/37	[6]	3,467,397	3,161,515
American Home Mortgage Investment Trust,
Series 2006-1, Class 12A1
(LIBOR USD 1-Month plus 0.40%)
2.89%	03/25/46	[2]	5,679,439	5,466,445
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.30%)
2.79%	05/25/37	[1,2]	5,663,476	5,526,469
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
3.49%	06/25/37	[2]	4,637,855	3,964,474

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month plus 0.98%)
3.46%	12/25/34	[2]	$1,831,114	$1,810,470
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE1, Class A4
(LIBOR USD 1-Month plus 0.30%)
2.79%	01/25/36	[2]	5,000,000	4,897,576
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A5
(LIBOR USD 1-Month plus 0.24%)
2.73%	07/25/36	[2]	9,754,000	9,121,789
Banc of America Alternative Loan Trust,
Series 2003-8, Class 1CB1
5.50%	10/25/33		1,130,026	1,162,992
Banc of America Alternative Loan Trust,
Series 2005-2, Class 4A1
5.50%	03/25/20		25,537	24,333
Banc of America Funding Trust,
Series 2004-B, Class 5A1
4.63%	11/20/34	[6]	396,866	388,266
Banc of America Funding Trust,
Series 2006-D, Class 3A1
3.93%	05/20/36	[6]	1,434,449	1,394,717
Banc of America Funding Trust,
Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.22%)
2.71%	07/20/36	[2]	1,291,746	1,288,396
Banc of America Funding Trust,
Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.29%)
2.78%	07/20/36	[2]	5,158,885	5,157,364
Banc of America Funding Trust,
Series 2015-R3, Class 6A2
2.66%	05/27/36	[1,6]	17,346,425	16,333,435
Banc of America Funding Trust,
Series 2016-R1, Class A1
2.50%	03/25/40	[1,6]	4,707,919	4,619,535
Banc of America Mortgage Securities, Inc.,
Series 2005-K, Class 2A1
4.50%	12/25/35	[6]	1,788,662	1,758,624
BCAP LLC Trust, Series 2007-AA1,
Class 2A1
(LIBOR USD 1-Month plus 0.18%)
2.67%	03/25/37	[2]	5,069,231	4,970,492
BCAP LLC Trust, Series 2014-RR2,
Class 6A1
(LIBOR USD 1-Month plus 0.24%)
2.73%	10/26/36	[1,2]	10,069,418	10,010,649
BCAP LLC Trust, Series 2014-RR3,
Class 4A1
2.79%	03/26/36	[1,6]	5,718,484	5,530,054

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 196

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust, Series 2005-1,
Class M1
(LIBOR USD 1-Month plus 0.75%)
3.24%	01/25/35	[2]	$14,935,000	$14,838,412
Bear Stearns ALT-A Trust, Series 2005-2,
Class 2A4
4.20%	04/25/35	[6]	2,198,363	2,192,409
Bear Stearns ALT-A Trust, Series 2005-8,
Class 11A1
(LIBOR USD 1-Month plus 0.54%)
3.03%	10/25/35	[2]	10,752,696	10,593,650
Bear Stearns ARM Trust, Series 2005-9,
Class A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.30%)
4.73%	10/25/35	[2]	3,156,579	3,203,789
Bear Stearns Asset-Backed Securities I
Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[6]	543,334	546,330
Bear Stearns Asset-Backed Securities I
Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		91,405	101,907
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
2.69%	09/25/47	[2]	11,198,814	10,454,023
Carrington Mortgage Loan Trust,
Series 2005-OPT2, Class M4
(LIBOR USD 1-Month plus 0.98%)
3.46%	05/25/35	[2]	2,960,000	2,972,642
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1
(LIBOR USD 1-Month plus 0.35%)
2.84%	02/25/36	[2]	3,620,000	3,582,913
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/36	[2]	2,912,127	2,900,691
Chase Mortgage Finance Trust,
Series 2007-A1, Class 8A1
4.69%	02/25/37	[6]	1,238,439	1,277,447
CIM Trust, Series 2016-4, Class A1
(LIBOR USD 1-Month plus 2.00%)
4.49%	10/25/57	[1,2]	7,801,259	8,118,202
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[1,6]	2,813,731	2,793,688
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[1,6]	14,293,549	14,104,894
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[1,6]	13,396,398	13,340,742

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[1,6]	$13,573,504	$13,582,765
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	11/25/35	[2]	73,143	59,211
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1
(LIBOR USD 1-Month plus 0.27%)
2.76%	08/25/36	[2]	8,972,899	8,863,380
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class M1
(LIBOR USD 1-Month plus 0.29%)
2.78%	10/25/36	[2]	8,343,078	8,375,322
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4
(LIBOR USD 1-Month plus 0.20%)
2.69%	01/25/37	[2]	1,919,038	1,927,254
Citigroup Mortgage Loan Trust,
Series 2006-AR3, Class 1A2A
4.22%	06/25/36	[6]	327,232	316,190
Citigroup Mortgage Loan Trust,
Series 2006-HE2, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.73%	08/25/36	[2]	1,516,030	1,490,277
Citigroup Mortgage Loan Trust,
Series 2007-WFHE2, Class A4
(LIBOR USD 1-Month plus 0.35%)
2.84%	03/25/37	[2]	4,710,869	4,717,329
Conseco Finance Corp., Series 1998-6,
Class A8
6.66%	06/01/30	[6]	21,853	22,712
Countrywide Alternative Loan Trust,
Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.48%)
3.88%	01/25/36	[2]	5,046,759	5,098,399
Countrywide Alternative Loan Trust,
Series 2006-HY12, Class A5
3.87%	08/25/36	[6]	5,503,771	5,661,697
Countrywide Asset-Backed Certificates,
Series 2004-15, Class MV4
(LIBOR USD 1-Month plus 1.28%)
3.76%	04/25/35	[2]	3,412,336	3,449,389
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-HYB7,
Class 3A
4.52%	11/20/34	[6]	16,510	16,831

See accompanying notes to Schedule of Portfolio Investments.

197 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-3,
Class 1A2
(LIBOR USD 1-Month plus 0.58%)
3.07%	04/25/35	[2]	$5,334,324	$4,907,800
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2005-9,
Class 1A1
(LIBOR USD 1-Month plus 0.60%)
3.09%	05/25/35	[2]	117,540	108,549
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-AR26,
Class 3A1
4.51%	11/25/33	[6]	1,047,070	1,047,065
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-11,
Class 1A1
6.50%	12/25/35		799,388	652,260
Credit Suisse First Boston Mortgage-Backed
Pass-Through Certificates, Series 2004-AR5,
Class 9A1
3.29%	06/25/34	[6]	99,774	98,241
Credit Suisse Mortgage Capital,
Mortgage-Backed Trust,
Series 2006-8, Class 3A1
6.00%	10/25/21		71,325	64,911
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2,
Class A2B (STEP-reset date 05/25/19)
4.04%	02/25/37		6,415,626	4,915,887
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB2,
Class A2C (STEP-reset date 05/25/19)
4.04%	02/25/37		1,535,527	1,176,436
Credit-Based Asset Servicing and
Securitization LLC, Mortgage Loan Trust,
Series 2007-CB3,
Class A3 (STEP-reset date 05/25/19)
3.82%	03/25/37		6,930,553	3,615,276
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF3 (STEP-reset date 05/25/19)
3.44%	12/25/36		909,154	830,894
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB9,
Class A2
(LIBOR USD 1-Month plus 0.11%)
2.60%	11/25/36	[2]	9,807,189	6,119,286
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1,
Class AF2 (STEP-reset date 05/25/19)
3.57%	01/25/37		2,628,792	1,247,873

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB4,
Class A1A
(LIBOR USD 1-Month plus 0.09%)
2.58%	04/25/37	[2]	$3,415,664	$3,203,575
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5,
Class A1
(LIBOR USD 1-Month plus 0.06%)
2.55%	04/25/37	[2]	1,936,178	1,430,040
DSLA Mortgage Loan Trust,
Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
2.84%	01/19/45	[2]	1,034,761	968,991
DSLA Mortgage Loan Trust,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
2.77%	10/19/45	[2]	5,633,748	5,481,856
DSLA Mortgage Loan Trust,
Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.68%	10/19/36	[2]	7,903,075	7,137,858
DSLA Mortgage Loan Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
2.62%	04/19/47	[2]	2,375,527	2,223,095
First Franklin Mortgage Loan Trust,
Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
2.65%	10/25/36	[2]	1,040,279	789,234
First Franklin Mortgage Loan Trust,
Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
2.70%	12/25/37	[2]	1,694,485	1,470,616
First Franklin Mortgage Loan Trust,
Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
3.05%	03/25/36	[2]	15,096,000	14,425,048
First Franklin Mortgage Loan Trust,
Series 2006-FF9, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
2.74%	06/25/36	[2]	8,650,000	7,642,996
First Franklin Mortgage Loan Trust,
Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.71%	01/25/38	[2]	5,725,692	4,294,066
First Franklin Mortgage Loan Trust,
Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.59%	03/25/37	[2]	743,184	501,295

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 198

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
4.39%	09/25/34	[6]	$616,721	$612,631
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A3
4.39%	09/25/34	[6]	948,324	942,036
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA10, Class 1A1
4.07%	12/25/35	[6]	1,802,667	1,660,164
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA12, Class 2A1
4.19%	02/25/36	[6]	2,560,385	2,303,254
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA2, Class 2A1
4.28%	04/25/35	[6]	3,148,076	3,152,321
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA3, Class 3A1
4.19%	05/25/35	[6]	3,145,813	3,139,727
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA7, Class 2A1
4.39%	09/25/35	[6]	3,793,340	3,654,521
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA8, Class 2A1
4.44%	10/25/35	[6]	4,204,711	3,481,432
First Horizon Alternative Mortgage Securities
Trust, Series 2005-AA9, Class 2A1
4.17%	11/25/35	[6]	2,481,938	2,330,916
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA1, Class 1A1
4.44%	03/25/36	[6]	3,075,316	2,643,838
First Horizon Alternative Mortgage Securities
Trust, Series 2006-AA7, Class A1
4.07%	01/25/37	[6]	4,393,743	3,970,704
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 1A1
4.37%	09/25/35	[6]	3,434,886	3,132,017
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4, Class 2A1
4.07%	10/25/35	[6]	169,554	163,578
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR5, Class 2A1
4.67%	11/25/35	[6]	1,632,991	1,550,160
First Horizon Mortgage Pass-Through Trust,
Series 2007-AR2, Class 1A2
4.52%	08/25/37	[6]	145,947	117,454
Ginnie Mae, Series 2018-134, Class ZP
4.50%	10/20/48		12,813,306	12,811,557
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 2A1
4.66%	09/19/35	[6]	1,895,435	1,621,336

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust,
Series 2005-AR5, Class 3A1
4.23%	09/19/35	[6]	$2,372,491	$2,264,736
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
4.25%	04/19/36	[6]	5,106,379	4,645,841
GreenPoint Mortgage Funding Trust,
Series 2005-HY1, Class 2A
(LIBOR USD 1-Month plus 0.29%)
2.78%	07/25/35	[2]	1,627,488	1,615,167
GreenPoint Mortgage Funding Trust,
Series 2006-AR8, Class 1A2A7
0.00%	01/25/47	4,8,†	1,060,000	—
GreenPoint Mortgage Funding Trust,
Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.69%	03/25/47	[2]	17,652,800	16,374,910
GSAMP Trust, Series 2005-HE5, Class M2
(LIBOR USD 1-Month plus 0.43%)
2.92%	11/25/35	[2]	6,841,300	6,866,513
GSR Mortgage Loan Trust,
Series 2005-7F, Class 3A3 (IO)
LIBOR USD 1-Month
3.01%	09/25/35	[2,4,5]	27,431	460
GSR Mortgage Loan Trust,
Series 2005-AR4, Class 5A1
4.30%	07/25/35	[6]	1,213,226	1,141,919
GSR Mortgage Loan Trust,
Series 2006-AR2, Class 2A1
4.20%	04/25/36	[6]	294,012	257,439
GSR Mortgage Loan Trust,
Series 2007-AR2, Class 5A1A
4.37%	05/25/37	[6]	1,190,631	1,072,085
HarborView Mortgage Loan Trust,
Series 2005-10, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
2.79%	11/19/35	[2]	3,637,338	3,366,723
HarborView Mortgage Loan Trust,
Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
2.69%	09/19/46	[2]	15,868,074	14,901,921
HarborView Mortgage Loan Trust,
Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
2.68%	08/19/37	[2]	16,794,406	15,333,884
Home Equity Mortgage Loan Asset-Backed
Trust, Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.35%)
2.84%	03/25/36	[2]	7,954,182	7,830,499

See accompanying notes to Schedule of Portfolio Investments.

199 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSI Asset Securitization Corp. Trust,
2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
3.12%	11/25/35	[2]	$6,273,212	$6,254,596
Impac CMB Trust, Series 2005-2,
Class 1A1
(LIBOR USD 1-Month plus 0.52%)
3.01%	04/25/35	[2]	5,220,775	5,198,834
IndyMac Index Mortgage Loan Trust,
Series 2005-AR14, Class 1A1A
(LIBOR USD 1-Month plus 0.28%)
2.77%	07/25/35	[2]	15,119,984	13,034,380
IndyMac Index Mortgage Loan Trust,
Series 2005-AR19, Class A1
3.86%	10/25/35	[6]	2,819,792	2,525,105
IndyMac Index Mortgage Loan Trust,
Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
2.76%	10/25/36	[2]	7,970,209	5,130,452
IndyMac Index Mortgage Loan Trust,
Series 2006-AR7, Class 3A1
4.06%	05/25/36	[6]	568,465	500,311
IndyMac Index Mortgage Loan Trust,
Series 2006-AR9, Class 3A3
3.66%	06/25/36	[6]	4,802,609	4,637,237
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1,
Class A4
6.49%	09/25/28		57,238	60,786
JPMorgan Mortgage Acquisition Trust,
Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
2.76%	05/25/36	[2]	8,497,000	8,456,082
JPMorgan Mortgage Acquisition Trust,
Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
2.78%	07/25/36	[2]	12,400,000	12,188,907
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
2.72%	11/25/36	[2]	6,713,503	6,722,838
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)
2.81%	11/25/36	[2]	14,417,000	14,345,301
JPMorgan Mortgage Acquisition Trust,
Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
2.65%	06/25/36	[2]	3,160,879	3,143,549
JPMorgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.32%	08/25/35	[6]	52,499	50,967

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2006-A3,
Class 2A1
4.26%	05/25/36	[6]	$47,313	$45,596
JPMorgan Mortgage Trust, Series 2006-S2,
Class 2A2
5.88%	06/25/21		207,183	196,640
JPMorgan Mortgage Trust, Series 2007-S1,
Class 1A2
5.50%	03/25/22		105,357	102,130
Legacy Mortgage Asset Trust,
Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
4.25%	01/28/70	[1,2]	15,835,187	16,132,749
Lehman ABS Manufactured Housing
Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		176	177
Lehman XS Trust, Series 2005-4,
Class 1A3
(LIBOR USD 1-Month plus 0.80%)
3.29%	10/25/35	[2]	97,265	96,566
Lehman XS Trust, Series 2005-5N,
Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
2.79%	11/25/35	[2]	5,389,349	5,313,112
Lehman XS Trust, Series 2006-GP2,
Class 1A5A
(LIBOR USD 1-Month plus 0.21%)
2.70%	06/25/46	[2]	8,428,366	8,051,969
Lehman XS Trust, Series 2007-18N,
Class 1A1
(LIBOR USD 1-Month plus 0.85%)
3.34%	10/25/37	[2]	8,393,374	8,161,637
MASTR Adjustable Rate Mortgages Trust,
Series 2003-7, Class 3A1
4.34%	11/25/33	[6]	349,640	355,526
MASTR Adjustable Rate Mortgages Trust,
Series 2004-15, Class 8A1
5.39%	10/25/34	[6]	565,132	567,623
MASTR Adjustable Rate Mortgages Trust,
Series 2004-3, Class 3A3
4.46%	04/25/34	[6]	82,345	82,821
MASTR Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.71%	02/25/36	[6]	63,551	62,207
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.15%)
2.64%	03/25/47	[2]	6,077,518	5,759,199
MASTR Adjustable Rate Mortgages Trust,
Series 2007-2, Class A2[7]
0.00%	03/25/47	4,5,8,†	20,725,600	—

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 200

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust,
Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.77%	05/25/37	[2]	$3,150,000	$2,720,068
Merrill Lynch Alternative Note Asset Trust,
Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.82%	04/25/37	[2,4,5]	883,581	81,964
Merrill Lynch First Franklin Mortgage Loan
Trust, Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
2.74%	07/25/37	[2]	1,281,257	869,816
Merrill Lynch Mortgage Investors Trust,
Series 2003-A6, Class 2A
4.58%	10/25/33	[6]	211,446	215,572
Merrill Lynch Mortgage-Backed Securities
Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 2.40%)
4.95%	08/25/36	[2]	1,999,179	1,958,685
Mid-State Capital Corp., Series 2004-1,
Class B
8.90%	08/15/37		63,752	72,905
Morgan Stanley Capital I, Inc., Trust,
Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.29%)
2.78%	02/25/36	[2]	3,145,685	3,064,823
Morgan Stanley Home Equity Loan Trust,
Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.77%	02/25/36	[2]	3,501,080	3,497,178
Morgan Stanley Mortgage Loan Trust,
Series 2004-7AR, Class 2A4
4.09%	09/25/34	[6]	509,539	504,266
Morgan Stanley Mortgage Loan Trust,
Series 2005-6AR, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.77%	11/25/35	[2]	30,961	31,075
Morgan Stanley Mortgage Loan Trust,
Series 2006-2, Class 1A
5.25%	02/25/21		161,094	158,246
Morgan Stanley Resecuritization Trust,
Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative
Average plus 0.84%)
3.17%	11/26/46	[1,2]	2,901,072	2,849,588
MortgageIT Trust, Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
4.14%	05/25/35	[2]	2,670,489	2,662,741
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.77%	10/25/35	[2]	$3,186,138	$3,182,370
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.75%	12/25/35	[2]	583,122	580,791
New Century Home Equity Loan Trust,
Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.82%	02/25/36	[2]	3,189,123	3,128,041
New York Mortgage Trust, Series 2005-3,
Class A1
(LIBOR USD 1-Month plus 0.48%)
2.97%	02/25/36	[2]	743,126	738,546
Nomura Asset Acceptance Corp.,
Series 2005-AR4, Class 4A1
4.70%	08/25/35	[6]	4,133,771	4,139,132
Nomura Resecuritization Trust,
Series 2016-2R, Class 1A1
2.64%	09/26/36	[1,6]	5,219,968	5,135,449
Nomura Resecuritization Trust,
Series 2011-2RA, Class 1A2
4.15%	12/26/46	[1,6]	6,169,620	6,201,482
Oakwood Mortgage Investors, Inc.,
Series 2000-A, Class A5
8.16%	09/15/29	[6]	10,788,072	5,755,179
Opteum Mortgage Acceptance Corp.
Asset-Backed Pass-Through Certificates,
Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.48%)
2.97%	07/25/35	[2]	11,301,000	10,757,619
Ownit Mortgage Loan Trust,
Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.21%)
2.70%	01/25/37	[2]	11,983,464	11,850,582
Popular ABS Mortgage Pass-Through Trust,
Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
2.80%	06/25/47	[2]	5,152,000	4,211,550
RAAC Trust,
Series 2005-SP1, Class 4A1
7.00%	09/25/34		115,948	118,382
Residential Accredit Loans Trust,
Series 2005-QA13, Class 2A1
4.83%	12/25/35	[6]	2,651,448	2,408,240
Residential Accredit Loans Trust,
Series 2005-QA4, Class A41
4.45%	04/25/35	[6]	126,743	119,582
Residential Accredit Loans Trust,
Series 2005-QA7, Class A21
4.42%	07/25/35	[6]	1,232,096	1,175,266
Residential Accredit Loans Trust,
Series 2005-QA8, Class CB21
4.60%	07/25/35	[6]	1,047,574	811,897

See accompanying notes to Schedule of Portfolio Investments.

201 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust,
Series 2006-QS13, Class 2A1
5.75%	09/25/21		$96,120	$92,710
Residential Accredit Loans Trust,
Series 2006-QS16, Class A6
6.00%	11/25/36		768,580	690,353
Residential Accredit Loans Trust,
Series 2007-QS1, Class 2AV (IO)
0.18%	01/25/37	[4,5,6]	3,104,943	24,398
Residential Asset Securities Trust,
Series 2004-KS9, Class AII4
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/25/34	[2]	14,571	13,435
Residential Asset Securities Trust,
Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
3.09%	10/25/35	[2]	5,465,000	5,427,282
Residential Asset Securitization Trust,
Series 2006-A9CB, Class A9
6.00%	09/25/36		5,666,857	3,304,189
Residential Funding Mortgage Securities
Trust, Series 2007-SA2, Class 1A
4.82%	04/25/37	[6]	286,816	191,458
Saxon Asset Securities Trust, Series 2005-4,
Class M1
(LIBOR USD 1-Month plus 0.44%)
2.93%	11/25/37	[2]	8,400,000	8,360,527
Saxon Asset Securities Trust, Series 2007-2,
Class A2C
(LIBOR USD 1-Month plus 0.24%)
2.73%	05/25/47	[2]	19,282,914	16,158,555
Securitized Asset-Backed Receivables LLC
Trust, Series 2006-CB1,
Class AF4 (STEP-reset date 05/25/19)
3.34%	01/25/36		5,246,426	4,781,796
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
2.72%	02/25/37	[2]	1,324,011	720,427
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
2.69%	05/25/37	[2]	2,691,689	1,732,846
Securitized Asset-Backed Receivables LLC
Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.64%	12/25/36	[2]	7,727,151	4,439,975
Soundview Home Loan Trust,
Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.22%)
2.71%	12/25/36	[2]	12,750,000	12,687,464

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Loan Trust,
Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
2.75%	02/25/37	[2]	$1,140,205	$442,405
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-12, Class 2A
4.44%	09/25/34	[6]	1,318,987	1,306,163
Structured Adjustable Rate Mortgage Loan
Trust, Series 2004-2, Class 4A2
4.44%	03/25/34	[6]	1,864,322	1,865,223
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-12, Class 3A1
4.40%	06/25/35	[6]	1,658,442	1,620,746
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-21, Class 2A
4.53%	11/25/35	[6]	1,499,753	1,372,066
Structured Adjustable Rate Mortgage Loan
Trust, Series 2005-7, Class 1A3
4.15%	04/25/35	[6]	3,839,929	3,795,243
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
2.65%	12/25/36	[2]	2,607,234	2,501,025
Structured Asset Investment Loan Trust,
Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
3.29%	07/25/34	[2]	16,065,873	15,853,929
Structured Asset Mortgage Investments II
Trust, Series 2006-AR3, Class 22A1
3.93%	05/25/36	[6]	555,846	378,575
Structured Asset Mortgage Investments II
Trust, Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.21%)
2.70%	05/25/36	[2]	498,351	461,434
Structured Asset Mortgage Investments II
Trust, Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.90%	08/25/47	[2]	11,820,402	11,206,743
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)
3.99%	02/25/35	[2]	153,452	152,485
Structured Asset Securities Corp. Mortgage
Loan Trust, Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
4.24%	03/25/35	[2]	2,068,352	2,017,561
Structured Asset Securities Corp. Mortgage
Pass-Through Certificates,
Series 2003-34A, Class 3A3
4.40%	11/25/33	[6]	76,852	77,320

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 202

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Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-4, Class 3A1
4.30%	10/25/37	[6]	$2,521,770	$2,375,671
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 2A1
4.92%	01/25/37	[6]	863,210	869,846
Suntrust Adjustable Rate Mortgage Loan
Trust, Series 2007-S1, Class 5A1
4.76%	01/25/37	[6]	551,150	558,532
WaMu Asset-Backed Certificates,
Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
2.60%	01/25/37	[2]	3,807,892	2,420,738
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
3.21%	11/25/34	[2]	237,504	238,215
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR14, Class A1
4.38%	01/25/35	[6]	834,170	855,938
WaMu Mortgage Pass-Through Certificates,
Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
2.91%	05/25/44	[2]	130,549	131,474
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.13%	01/25/45	[2]	256,112	264,005
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
2.81%	08/25/45	[2]	618,101	621,549
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR12, Class 1A6
4.02%	10/25/35	[6]	1,872,311	1,853,689
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.78%	10/25/45	[2]	1,472,984	1,450,498
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR14, Class 2A1
4.07%	12/25/35	[6]	38,572	37,392
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR16, Class 1A3
4.26%	12/25/35	[6]	2,122,935	2,125,262
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
2.82%	01/25/45	[2]	1,154,255	1,130,123
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.95%	04/25/45	[2]	$1,247,332	$1,215,093
WaMu Mortgage Pass-Through Certificates,
Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
3.13%	07/25/45	[2]	1,099,944	1,107,413
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative
Average plus 1.00%)
3.40%	02/25/46	[2]	7,104,663	7,102,526
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
3.27%	05/25/46	[2]	2,911,111	2,930,885
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative
Average plus 0.98%)
3.38%	07/25/46	[2]	5,956,112	5,641,800
WaMu Mortgage Pass-Through Certificates,
Series 2007-HY3, Class 1A1
3.58%	03/25/37	[6]	2,795,494	2,600,096
WaMu Mortgage Pass-Through Certificates,
Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.75%)
3.15%	06/25/47	[2]	2,248,211	2,089,908
Wells Fargo Alternative Loan Trust,
Series 2007-PA5, Class 1A1
6.25%	11/25/37		3,430,930	3,340,108
Wells Fargo Home Equity Asset-Backed
Securities, Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.25%)
2.74%	07/25/36	[2]	1,186,173	1,179,493
Wells Fargo Home Equity Asset-Backed
Securities, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
2.81%	03/25/37	[2]	4,690,000	3,883,832
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR4, Class 1A1
5.11%	04/25/36	[6]	191,010	193,048
Wells Fargo Mortgage-Backed Securities
Trust, Series 2005-AR16, Class 7A1
4.75%	10/25/35	[6]	1,112,487	1,115,090
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR10, Class 5A2
4.54%	07/25/36	[6]	189,410	190,357
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR14, Class 2A1
4.75%	10/25/36	[6]	864,872	857,461

See accompanying notes to Schedule of Portfolio Investments.

203 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR2, Class 2A1
4.95%	03/25/36	[6]	$1,524,317	$1,559,962
Wells Fargo Mortgage-Backed Securities
Trust, Series 2006-AR8, Class 3A2
5.00%	04/25/36	[6]	1,738,536	1,741,128

				799,786,005

U.S. Agency Commercial
Mortgage-Backed — 6.44%
Fannie Mae-Aces, Series 2010-M5,
Class X (IO)
0.90%	07/25/20	[6]	13,908,158	133,403
Fannie Mae-Aces, Series 2011-M5,
Class X (IO)
1.18%	07/25/21	[6]	55,844,164	1,196,869
Fannie Mae-Aces, Series 2012-M17,
Class X2 (IO)
0.35%	11/25/22	[6]	113,509,277	1,166,921
Fannie Mae-Aces, Series 2012-M2,
Class X (IO)
0.68%	02/25/22	[6]	64,273,094	983,038
Fannie Mae-Aces, Series 2012-M4,
Class X1 (IO)
0.57%	04/25/22	[6]	63,642,864	772,513
Fannie Mae-Aces, Series 2016-M11,
Class X2 (IO)
2.68%	07/25/39	[6]	77,655,882	3,017,001
Fannie Mae-Aces, Series 2016-M13,
Class FA
(LIBOR USD 1-Month plus 0.67%)
3.15%	11/25/23	[2]	4,838,149	4,842,213
Fannie Mae-Aces, Series 2016-M2,
Class X3 (IO)
2.01%	04/25/36	[6]	89,021,592	4,033,421
Fannie Mae-Aces, Series 2016-M4,
Class X2 (IO)
2.60%	01/25/39	[6]	62,452,079	5,519,043
Fannie Mae-Aces, Series 2018-M13,
Class A1
3.70%	03/25/30	[6]	8,476,210	9,030,233
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series 1510,
Class A3
3.79%	01/25/34		8,000,000	8,505,749
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K004,
Class AX1 (IO)
1.26%	08/25/19	[6]	78,286,473	238,187
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K007,
Class X1 (IO)
1.03%	04/25/20	[6]	48,667,031	370,361

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K011,
Class X3 (IO)
2.57%	12/25/43	[6]	$50,337,359	$2,093,823
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K015,
Class X3 (IO)
2.80%	08/25/39	[6]	32,027,257	1,981,366
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K021,
Class X3 (IO)
1.97%	07/25/40	[6]	19,350,000	1,166,952
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K022,
Class X3 (IO)
1.81%	08/25/40	[6]	37,280,187	2,130,894
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K056,
Class XAM (IO)
1.15%	05/25/26	[6]	38,290,000	2,847,819
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K063,
Class X3 (IO)
2.07%	02/25/45	[6]	16,600,000	2,252,818
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K157,
Class A3
3.99%	08/25/33	[6]	9,550,000	10,415,400
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K159,
Class A3
3.95%	11/25/33	[6]	10,175,000	11,011,269
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K712,
Class X3 (IO)
1.44%	05/25/40	[6]	79,541,384	776,722
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series K719,
Class X1 (IO)
0.44%	06/25/22	[6]	88,661,713	617,529
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KC01,
Class X1 (IO)
0.71%	12/25/22	[6]	97,139,215	1,380,465
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF19,
Class A
(LIBOR USD 1-Month plus 0.45%)
2.94%	06/25/23	[2]	14,700,797	14,708,591
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ05,
Class A1
1.42%	05/25/21		5,638,378	5,599,586

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 204

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ18,
Class A1
2.46%	03/25/22		$6,853,855	$6,829,559
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KJ20,
Class A1
3.21%	10/25/24		4,408,307	4,530,057
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS01,
Class X1 (IO)
1.31%	01/25/23	[6]	30,121,481	984,403
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS05,
Class A
(LIBOR USD 1-Month plus 0.50%)
2.99%	01/25/23	[2]	6,693,697	6,701,654
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KS07,
Class X (IO)
0.65%	09/25/25	[6]	104,500,000	3,918,583
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q004,
Class A2H
3.02%	01/25/46	[6]	16,533,317	16,568,113
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q006,
Class APT2
2.48%	09/25/26	[6]	14,728,099	14,829,355
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q007,
Class APT1
2.99%	10/25/47	[6]	12,255,821	12,379,176
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series Q007,
Class APT2
3.33%	10/25/47	[6]	14,303,077	14,552,222
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series X3FX,
Class XFX (IO)
0.09%	06/25/27	[6]	274,949,558	2,584,842
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[6]	285,058	284,950
Ginnie Mae, Series 2011-152, Class IO (IO)
0.35%	08/16/51	[6]	14,896,931	160,812
Ginnie Mae, Series 2012-112, Class IO (IO)
0.28%	02/16/53	[6]	63,030,699	1,227,901
Ginnie Mae, Series 2012-78, Class IO (IO)
0.49%	06/16/52	[6]	91,569,794	1,815,832
Ginnie Mae, Series 2014-103, Class IO (IO)
0.61%	05/16/55	[6]	42,504,293	1,357,375
Ginnie Mae, Series 2014-125, Class IO (IO)
0.97%	11/16/54	[6]	41,117,290	2,535,899

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2016-22, Class IX (IO)
1.29%	06/16/38	[6]	$5,194,203	$1,011,541
Ginnie Mae, Series 2017-105, Class IO (IO)
0.74%	05/16/59	[6]	24,573,296	1,786,939
Ginnie Mae, Series 2017-142, Class IO (IO)
0.81%	11/16/59	[6]	54,780,646	4,098,918
Ginnie Mae, Series 2017-148, Class IO (IO)
0.66%	07/16/59	[6]	36,861,148	2,114,654
Ginnie Mae, Series 2018-56, Class IO (IO)
0.63%	11/16/59	[6]	55,049,495	3,080,369

				200,145,340

U.S. Agency Mortgage-Backed — 5.82%
Fannie Mae Pool AN0026
3.48%	11/01/35		3,632,438	3,751,204
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	7,610,770
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	7,668,638
Fannie Mae Pool AN0976
3.26%	02/01/28		2,965,432	3,052,617
Fannie Mae Pool AN1151
3.20%	03/01/31		3,625,072	3,679,837
Fannie Mae Pool AN2799
2.21%	09/01/26		12,655,000	12,038,676
Fannie Mae Pool AN3516
(LIBOR USD 1-Month plus 0.65%)
3.14%	11/01/26	[2]	17,245,000	17,254,956
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
3.13%	11/01/26	[2]	15,000,000	14,989,101
Fannie Mae Pool AN6168
3.13%	07/01/32		5,800,000	5,759,400
Fannie Mae Pool AN7345
3.21%	11/01/37		16,605,623	16,220,200
Fannie Mae Pool AN9572
3.77%	07/01/30		6,384,000	6,798,322
Fannie Mae Pool AN9612
3.72%	07/01/33		4,059,000	4,265,763
Fannie Mae Pool BL0242
3.82%	11/01/30		15,550,000	16,504,551
Fannie Mae Pool BL0753
4.08%	01/01/34		6,000,000	6,491,719
Fannie Mae Pool BL1132
3.73%	01/01/29		9,468,400	10,064,246

See accompanying notes to Schedule of Portfolio Investments.

205 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool BL1137
3.73%	01/01/29		$21,436,800	$22,695,961
Fannie Mae REMICS, Series 2006-11,
Class PS
LIBOR USD 1-Month
15.45%	03/25/36	[2]	22,847	33,707
Fannie Mae REMICS, Series 2006-8,
Class HJ (IO)
4.11%	03/25/36	[2]	1,208,629	197,713
Fannie Mae REMICS, Series 2007-52,
Class LS (IO)
3.56%	06/25/37	[2]	48,420	5,122
Fannie Mae REMICS, Series 2007-77,
Class SK (IO)
3.38%	08/25/37	[2]	86,894	12,022
Fannie Mae REMICS, Series 2007-88,
Class JI (IO)
3.96%	04/25/37	[2]	1,227,552	211,164
Fannie Mae REMICS, Series 2008-18,
Class SM (IO)
4.51%	03/25/38	[2]	55,571	7,009
Fannie Mae REMICS, Series 2008-62,
Class SN (IO)
3.71%	07/25/38	[2]	225,290	36,478
Fannie Mae REMICS, Series 2010-116,
Class SE (IO)
4.11%	10/25/40	[2]	71,136	9,674
Fannie Mae REMICS, Series 2013-5,
Class GF
(LIBOR USD 1-Month plus 1.10%)
3.59%	10/25/42	[2]	342,759	342,788
Fannie Mae REMICS, Series 2014-49,
Class CF
(LIBOR USD 1-Month plus 1.00%)
3.50%	07/25/43	[2]	14,521,503	14,575,028
Freddie Mac REMICS, Series 2711,
Class FA
(LIBOR USD 1-Month plus 1.00%)
3.48%	11/15/33	[2]	83,298	84,872
Freddie Mac REMICS, Series 2733,
Class FB
(LIBOR USD 1-Month plus 0.60%)
3.08%	10/15/33	[2]	337,807	340,014
Freddie Mac REMICS, Series 3339,
Class JS
LIBOR USD 1-Month
26.69%	07/15/37	[2]	16,887	32,486
Freddie Mac REMICS, Series 3404,
Class AS (IO)
3.41%	01/15/38	[2]	75,120	11,578

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3439,
Class SC (IO)
3.42%	04/15/38	[2]	$54,930	$8,214
Freddie Mac REMICS, Series 3828,
Class TF
(LIBOR USD 1-Month plus 0.40%)
2.88%	04/15/29	[2]	12,674	12,679
Freddie Mac REMICS, Series 3885, Class
PO (PO)
0.00%	11/15/33	[9]	25,651	22,344
Freddie Mac REMICS, Series 4030,
Class HS (IO)
LIBOR USD 1-Month
4.13%	04/15/42	[2]	170,033	29,399
Freddie Mac REMICS, Series 4638,
Class UF
(LIBOR USD 1-Month plus 1.00%)
3.50%	09/15/44	[2]	4,976,000	5,016,133
Freddie Mac REMICS, Series 4824,
Class ZC
4.00%	09/15/48		272,210	273,169
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		135,472	27,637
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		170,948	10,451
Ginnie Mae, Series 2011-70, Class IL (IO)
(LIBOR USD 1-Month plus 7.10%)
0.60%	06/16/37	[2]	798,687	14,914
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	1,080,340	20,552
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		33,201	615
Ginnie Mae, Series 2013-135, Class CS (IO)
3.72%	09/16/43	[2]	3,222,734	457,225
Ginnie Mae, Series 2017-136, Class IO (IO)
5.00%	09/20/47		1,060,959	175,286

				180,814,234

Total Mortgage-Backed
(Cost $1,386,068,574)				1,366,439,483

MUNICIPAL BONDS — 0.64%*
California — 0.30%
Los Angeles Department of Water & Power,
Build America Bonds, Series SY
6.01%	07/01/39		1,950,000	2,448,615
State of California, Build America Bonds
7.95%	03/01/36		6,650,000	6,968,003

				9,416,618

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 206

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
New York — 0.34%
City of New York, Build America Bonds,
Series F1
6.65%	12/01/31	$3,000,000	$3,191,940
City of New York, General Purpose, Public
Improvements, Series B-3
3.05%	10/01/29	2,000,000	1,944,340
New York City Municipal Water Finance
Authority, Build America Bonds, Series SE
6.49%	06/15/42	1,650,000	1,723,475
New York State Dormitory Authority,
Build America Bonds
5.29%	03/15/33	3,100,000	3,631,030

			10,490,785

Total Municipal Bonds
(Cost $19,875,775)			19,907,403

U.S. TREASURY SECURITIES — 0.00%
U.S. Treasury Notes — 0.00%
U.S. Treasury Notes
2.50%	01/31/21	50,000	50,176

Total U.S. Treasury Securities
(Cost $49,957)

Total Bonds – 90.59%
(Cost $2,817,233,067)			2,814,288,714

Issues		Shares	Value
COMMON STOCK — 0.03%
Electric — 0.03%
Homer City Holdings
LLC[1,4,5,7]		112,222	953,887

Finance — 0.00%
Morgan Stanley Reremic Trust[4,7]		1,200,000	—

Total Common Stock
(Cost $5,519,754)			953,887

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.63%
Money Market Funds — 1.06%
Fidelity Investments Money Market Funds -
Government Portfolio
2.31%[10,11]		1	$1
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.39%[10]		33,022,000	33,022,000

			33,022,001

U.S. Treasury Bills — 8.57%
U.S. Treasury Bills
2.39%[12]	04/16/19	$124,000,000	123,875,479
2.40%[12]	04/11/19	80,000,000	79,947,348
2.40%[12]	04/23/19	15,000,000	14,978,144
2.41%[12,13]	06/20/19	2,598,000	2,584,387
U.S. Treasury Bills (WI)
2.39%[12]	05/07/19	20,000,000	19,952,380
2.42%[12]	07/11/19	25,000,000	24,834,192
			266,171,930

Total Short-Term Investments
(Cost $299,192,284)			299,193,931

Total Investments – 100.25%
(Cost $3,121,945,105)		3,114,436,532

Liabilities in Excess of Other
Assets – (0.25)%			(7,837,878)

Net Assets – 100.00%			$3,106,598,654

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2019.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $6,345,410, which is 0.20% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2019.

[10]	Represents the current yield as of March 31, 2019.

[11]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1.

[12]	Represents annualized yield at date of purchase.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,584,231.

†	Fair valued security. The aggregate value of fair valued securities is $2,078,268, which is 0.07% of total net assets. These securities were not valued utilizing an independent

See accompanying notes to Schedule of Portfolio Investments.

207 / Annual Report March 2019

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2019

quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale. See Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(USD): U.S. dollar

(WI): When issued

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	2,645	06/28/19	$306,365,391	$2,380,457	$2,380,457
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	1,363	06/19/19	(180,980,844)	(3,736,686)	(3,736,686)
U.S. Treasury Ultra Bond	459	06/19/19	(77,112,000)	(2,690,572)	(2,690,572)

			(258,092,844)	(6,427,258)	(6,427,258)

TOTAL FUTURES CONTRACTS			$48,272,547	$(4,046,801)	$(4,046,801)

			Received by the Fund		Paid by the Fund
Descriptions	Put/Call	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount (000’s)	Value	Premiums Paid	Unrealized Appreciation/ (Depreciation)
SWAPS: INTEREST RATE
Interest Rate					3-month
Swap[1]	Call	11/21/21	3.07%	Semi-annually	USD LIBOR	Quarterly	$168,440	$2,642,773	$—	$2,642,773
Interest Rate			3 month
Swap[1]	Call	11/21/24	USD LIBOR	Quarterly	3.08%	Semi-annually	69,245	(2,632,688)	—	(2,632,688)

TOTAL SWAPS CONTRACTS							$237,685	$10,085	$—	$10,085

[1]	Centrally cleared.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2019 / 208

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2019

	ALPHATRAK	CORPORATE BOND
ASSETS:	500 FUND	FUND
Investments, at value - Unaffiliated (Cost $21,064,852, $2,088,294, $5,174,427, $286,657,994, $486,638,689, and $836,550,136, respectively) (Note 2)	$21,068,129	$2,140,956
Investments, at value - Affiliated (Cost $0, $0, $0, $0, $27,171,821, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	95,634	18,141
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Unrealized appreciation on foreign currency transactions	—	—
Unrealized appreciation on swap contracts	—	—
Dividends and interest receivable	90,614	29,255
Due from Adviser (Note 6)	15,447	6,299
Receivable for securities sold	—	—
Receivable for capital stock sold	4,110	—
Receivable for daily variation margin on futures contracts (Note 3)	128,663	—
Other assets	16,001	325

Total assets	21,418,598	2,194,976

Liabilities:
Unrealized depreciation on swap contracts	—	—
Payable for securities purchased	109,342	4,975
Payable for terminated swaps (Note 3)	—	—
Payable for capital stock redeemed	22,912	—
Payable for daily variation margin on futures contracts (Note 3)	8,813	255
Line of credit commitment fee payable	—	4
Distributions payable	440	—
Administrative fees payable	24,996	17,175
Advisory fees payable (Note 6)	11,819	719
Audit fees payable	31,038	5,670
Transfer agent fees payable	2,379	3,017
Legal fees payable	11	1
Custodian fees payable	3,539	3,593
Accrued trustees fees and expenses	64	7
Accrued distribution (12b-1) and service fees payable	—	167
Net unrealized depreciation on unfunded commitments (Note 8)	—	—
Accrued other expenses	939	901

Total liabilities	216,292	36,484

Net assets	$21,202,306	$2,158,492

Class M Shares:
Net assets (Applicable to 1,976,652, 77,858, 102, 1,133,918, 19,395,315, and 3,409,753, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$21,202,306	$803,102

Net asset value, offering and redemption price per Class M share	$10.73	$10.31

Class I Shares:
Net assets (Applicable to 0, 131,400, 503,964, 26,508,328, 30,373,750, and 68,386,996, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,355,390

Net asset value, offering and redemption price per Class I share	N/A	$10.31

Net Assets Consist of:
Paid-in Capital (Note 9)	$21,216,413	$2,092,911
Accumulated Earnings (Loss)	(14,107)	65,581

Net assets	$21,202,306	$2,158,492

[1]	The net asset values of the Class M Shares of the Flexible Income Fund were calculated using unrounded net assets of $1,102.12 divided by the unrounded shares outstanding of 102.182.

See accompanying notes to financial statements.

209 / Annual Report March 2019

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2019

FLEXIBLE INCOME FUND		FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

$5,332,904		$284,071,199	$481,946,858	$842,606,895

—		—	4,274,718	—
17,891		296,950	234,791	539,819
—		—	—	119,941
—		—	—	71
—		—	—	603,191
68,587		611,909	4,523,122	4,058,077
13,422		1,963	4,271	—
607,526		1,274,509	13,714,051	16,883,780
—		100	2,069,388	764,253
—		—	69,750	—
754		13,584	21,857	23,846

6,041,084		286,270,214	506,858,806	865,599,873

—		—	—	600,905
576,249		10,352,209	16,302,048	119,721,441
—		—	—	—
—		2,046,660	9,169,607	609,100
—		—	294,971	219,239
6		473	843	1,231
—		17,651	124,756	32,604
13,727		36,383	26,775	44,230
1,252		126,936	206,381	214,578
5,670		9,063	34,339	39,082
3,030		23,550	42,803	84,909
2		140	250	365
4,183		5,158	6,339	13,015
10		954	1,801	2,486
—		2,392	40,978	6,333
—		7,072	—	—
900		5,575	26,798	22,618

605,029		12,634,216	26,278,689	121,612,136

$5,436,055		$273,635,998	$480,580,117	$743,987,737

$1,102		$11,228,848	$187,338,764	$35,343,208

$10.79	[1]	$9.90	$9.66	$10.37

$5,434,953		$262,407,150	$293,241,353	$708,644,529

$10.78		$9.90	$9.65	$10.36

$5,194,147		$278,422,985	$581,029,969	$761,525,498
241,908		(4,786,987)	(100,449,852)	(17,537,761)

$5,436,055		$273,635,998	$480,580,117	$743,987,737

See accompanying notes to financial statements.

Annual Report March 2019 / 210

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2019

	INVESTMENT GRADE	LOW DURATION
ASSETS:	CREDIT FUND	BOND FUND

Investments, at value - Unaffiliated (Cost $5,759,232, $2,322,917,163, $86,583,576, $76,485,109,890, $104,558,341, and $3,121,945,105, respectively) (Note 2)	$5,825,855	$2,328,220,957
Investments, at value - Affiliated (Cost $0, $0, $0, $65,187,440, $0, and $0, respectively) (Note 5)	—	—
Cash and cash equivalents (Note 2)	18,278	306,339
Cash on deposit with brokers for collateral on swaps (Note 2)	936	375,065
Unrealized appreciation on foreign currency transactions	—	246
Unrealized appreciation on swap contracts	4,785	1,886,294
Dividends and interest receivable	72,337	10,129,313
Due from Adviser (Note 6)	9,782	—
Receivable for securities sold	—	22,329,537
Receivable for capital stock sold	—	1,378,070
Receivable for daily variation margin on futures contracts (Note 3)	1,781	—
Other receivables	—	—
Other assets	325	47,647

Total assets	5,934,079	2,364,673,468

Liabilities:
Unrealized depreciation on swap contracts	4,752	1,879,134
Options written, at value (Premiums received $0, $540,000, $0, $0, $0, and $0, respectively) (Note 3)	—	1,257
Payable for securities purchased	9,949	197,284,812
Payable for capital stock redeemed	—	4,106,406
Payable for daily variation margin on futures contracts (Note 3)	4,140	978,943
Line of credit commitment fee payable	10	3,693
Distributions payable	—	166,399
Administrative fees payable	20,120	64,881
Advisory fees payable (Note 6)	1,724	551,324
Audit fees payable	5,670	40,127
Transfer agent fees payable	3,027	267,757
Legal fees payable	3	1,095
Custodian fees payable	4,202	18,805
Accrued trustees fees and expenses	20	7,650
Accrued distribution (12b-1) and service fees payable	167	95,181
Accrued other expenses	904	78,076

Total liabilities	54,688	205,545,540

Net assets	$5,879,391	$2,159,127,928

Class M Shares:
Net assets (Applicable to 77,458, 66,879,265, 2,269,164, 898,185,006, 8,068,983, and 38,551,315, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$798,745	$580,433,550

Net asset value, offering and redemption price per Class M share	$10.31	$8.68

Class I Shares:
Net assets (Applicable to 492,691, 181,809,771, 8,532,803, 3,846,257,449, 15,940,806, and 224,878,988, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$5,080,646	$1,578,279,200

Net asset value, offering and redemption price per Class I share	$10.31	$8.68

Administrative Class:
Net assets (Applicable to 0, 37,023, 0, 94,995,241, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$415,178

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.21

Plan Class:
Net assets (Applicable to 0, 0, 0, 2,058,158,463, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Paid-in Capital (Note 9)	$5,769,172	$2,231,238,716
Accumulated Earnings (Loss)	110,219	(72,110,788)

Net assets	$5,879,391	$2,159,127,928

See accompanying notes to financial statements.

211 / Annual Report March 2019

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2019

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$84,837,247	$77,305,865,078	$104,627,892	$3,114,436,532

—	10,035,975	—	—
44,445	12,262,546	20,219	116,533
14,910	11,960,536	—	525,424
—	7,373	—	—
74,761	59,953,011	—	2,642,773
630,849	341,944,126	387,471	18,159,993
—	—	19,217	—
35,251	1,664,558,389	485,684	7,918,836
7,998	166,321,761	43,923	7,935,825
35,242	750,000	—	542,824
—	—	—	—
17,298	409,183	13,977	69,762

85,698,001	79,574,067,978	105,598,383	3,152,348,502

74,519	59,761,960	—	2,632,688

—	—	—	—
50,000	6,997,889,410	2,943,915	27,393,720
166,837	335,727,589	143,709	10,909,696
375	22,288,535	1,969	568,765
146	121,739	177	5,322
1,070	14,319,365	2,956	1,842,668
39,895	799,776	27,443	98,638
83,484	21,138,827	21,767	1,771,873
35,741	151,403	34,088	9,775
11,510	5,592,234	12,240	268,784
43	36,090	53	1,578
8,033	344,297	4,364	28,029
294	244,108	363	10,725
3,850	2,027,277	4,745	97,057
4,323	2,655,840	4,117	110,530

480,120	7,463,098,450	3,201,906	45,749,848

$85,217,881	$72,110,969,528	$102,396,477	$3,106,598,654

$17,908,203	$9,560,055,820	$34,376,337	$454,967,720

$7.89	$10.64	$4.26	$11.80

$67,309,678	$40,927,699,586	$68,020,140	$2,651,630,934

$7.89	$10.64	$4.27	$11.79

N/A	$1,011,637,206	N/A	N/A

N/A	$10.65	N/A	N/A

N/A	$20,611,576,916	N/A	N/A

N/A	$10.01	N/A	N/A

$86,927,371	$72,953,755,526	$107,732,618	$3,126,923,531
(1,709,490)	(842,785,998)	(5,336,141)	(20,324,877)

$85,217,881	$72,110,969,528	$102,396,477	$3,106,598,654

See accompanying notes to financial statements.

Annual Report March 2019 / 212

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2019

	ALPHATRAK	CORPORATE BOND
	500 FUND	FUND[1]
Investment Income:
Interest	$536,769	$94,304
Dividends	16,617	729

Total investment income	553,386	95,033

Expenses:
Investment advisory fees (Note 6)	51,517	6,109
Administration fees	79,199	55,462
Commitment fee	—	10
Custodian fees	21,956	18,067
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	1,421
Insurance expense	214	—
Miscellaneous expenses	3,123	2,327
Professional fees	39,096	29,095
Registration and filing fees	26,342	950
Reports to shareholders	3,704	6,914
Transfer agent fees	26,249	27,090
Trustees’ fees and expenses	266	23

Total operating expenses	251,666	147,468
Expenses waived and reimbursed (Note 6)	(88,122)	(138,411)

Net expenses	163,544	9,057

Net investment income	389,842	85,976

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments - Unaffiliated	69,956	15,462
Futures contracts	(236,029)	3,329
Foreign currency exchange contracts	(15,903)	—
Foreign currency transactions	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	88,466	52,662
Futures contracts	1,423,249	1,063
Foreign currency exchange contracts	15,903	—
Foreign currency transactions	—	—
Swap contracts	—	—

Net realized and change in unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	1,345,642	72,516

Net Increase in Net Assets from Operations	$1,735,484	$158,492

[1]	For the period June 29, 2018 (commencement of operations) to March 31, 2019.
[2]	For the period November 30, 2018 (commencement of operations) to March 31, 2019.
[3]	Consolidated Statement of Operations.

See accompanying notes to financial statements.

213 / Annual Report March 2019

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2019

FLEXIBLE INCOME FUND[2]	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND[3]	INTERMEDIATE BOND FUND

$75,958	$13,810,641	$26,448,843	$22,999,419
2,658	136,625	384,914	426,885

78,616	13,947,266	26,833,757	23,426,304

4,586	1,477,851	2,587,690	2,554,498
23,454	149,116	127,372	151,746
7	1,837	3,311	4,777
8,212	28,377	33,979	61,544
1	41,381	475,503	88,527
—	2,711	6,482	8,859
2,234	5,047	25,922	8,713
29,089	42,584	52,835	53,674
521	57,722	56,746	66,557
9,774	10,920	54,070	37,401
12,064	139,988	371,369	474,968
14	3,967	7,666	10,800

89,956	1,961,501	3,802,945	3,522,064
(84,349)	(47,495)	(201,390)	—

5,607	1,914,006	3,601,555	3,522,064

73,009	12,033,260	23,232,202	19,904,240

83,569	(1,530,340)	3,676,845	701,666
—	—	1,004,882	537,733
—	274,724	—	176,311
—	(34,738)	—	(7,033)
—	—	(338,761)	37
—	—	(4,274,718)	—

158,477	(2,860,620)	5,610,324	7,888,043
—	—	391,668	543,965
—	—	—	192,824
—	—	—	(534)
—	—	308,527	2,286

242,046	(4,150,974)	6,378,767	10,035,298

$315,055	$7,882,286	$29,610,969	$29,939,538

See accompanying notes to financial statements.

Annual Report March 2019 / 214

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2019

	INVESTMENT GRADE	LOW DURATION
	CREDIT FUND[1]	BOND FUND
Investment Income:
Interest	$272,786	$67,509,304
Dividends	1,887	1,041,985

Total investment income	274,673	68,551,289

Expenses:
Investment advisory fees (Note 6)	12,327	7,024,015
Administration fees	59,436	263,033
Commitment fee	24	15,517
Custodian fees	21,357	100,621
Distribution (12b-1) and service fees - class specific (Note 7): Class M	1,424	1,393,825
Administrative Class	—	5,199
Interest expense (Note 3)	—	—
Insurance expense	—	27,656
Miscellaneous expenses	2,347	19,619
Professional fees	29,102	63,768
Registration and filing fees	950	98,832
Reports to shareholders	6,946	127,575
Transfer agent fees	27,133	1,861,360
Trustees’ fees and expenses	52	34,650
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	161,098	11,035,670
Expenses waived and reimbursed (Note 6)	(142,645)	—

Net expenses	18,453	11,035,670

Net investment income	256,220	57,515,619

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions and Options and Swaptions Written:
Net realized gain/(loss) on:
Investments - Unaffiliated	60,259	(3,071,666)
Futures contracts	(1,384)	810,690
Foreign currency exchange contracts	—	1,840,320
Foreign currency transactions	—	(50,311)
Options and swaptions written	—	—
Swap contracts	(6)	115

Net change in unrealized appreciation/(depreciation) on:
Investments - Affiliated	—	—
Investments - Unaffiliated	66,623	5,976,618
Futures contracts	(2,354)	2,832,473
Foreign currency exchange contracts	—	—
Foreign currency transactions	—	(1,325)
Options and swaptions written	—	13,962
Swap contracts	33	7,160

Net realized and change in unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and options and swaptions written	123,171	8,358,036

Net Increase in Net Assets from Operations	$379,391	$65,873,655

[1]	For the period June 29, 2018 (commencement of operations) to March 31, 2019.

See accompanying notes to financial statements.

215 / Annual Report March 2019

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2019

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$5,425,677	$2,423,342,213	$2,787,762	$139,772,268
26,877	24,681,940	58,666	1,140,870

5,452,554	2,448,024,153	2,846,428	140,913,138

900,905	255,406,402	274,021	20,325,854
121,147	4,242,468	96,171	339,033
605	495,013	726	21,246
33,361	1,986,079	26,855	141,600

54,742	21,431,884	63,764	1,314,441
—	3,873,158	—	—
—	228,795	—	60
1,095	833,445	1,248	35,229
4,217	475,941	4,343	24,310
44,169	556,824	42,601	77,726
46,377	786,636	51,965	138,083
11,314	4,657,181	10,072	190,430
127,108	39,187,253	111,034	1,936,468
1,347	1,075,869	1,617	46,228
117,930	—	—	194,740

1,464,317	335,236,948	684,417	24,785,448
—	—	(247,985)	—

1,464,317	335,236,948	436,432	24,785,448

3,988,237	2,112,787,205	2,409,996	116,127,690

(179,924)	79,099,664	(236,494)	(8,168,008)
(202,018)	95,774,401	17,403	465,638
96,350	2,837,382	305,114	458,759
(168)	(1,213,480)	(2,040)	—
—	393,890	—	—
5	4,362	—	161

—	(10,035,976)	—	—
(753,967)	855,211,319	138,562	2,609,894
(175,155)	65,079,365	2,130	(2,948,848)
62,621	21,112,610	—	(458,760)
—	(37,736)	(53,541)	—
—	—	—	—
242	191,051	—	10,085

(1,152,014)	1,108,416,852	171,134	(8,031,079)

$2,836,223	$3,221,204,057	$2,581,130	$108,096,611

See accompanying notes to financial statements.

Annual Report March 2019 / 216

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	YEAR	YEAR
	ENDED	ENDED
	MARCH 31,	MARCH 31,
	2019	2018
Operations:
Net investment income	$389,842	$192,222
Net realized gain/(loss) on investments	69,956	140,374
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(251,932)	3,191,693
Net change in unrealized appreciation/(depreciation) on investments	88,466	(64,166)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	1,439,152	(903,955)

Net increase in net assets resulting from operations	1,735,484	2,556,168

Distributions to Shareholders:[1]
Class M	(404,881)	(172,484)
Class I	—	—

Total Distributions	(404,881)	(172,484)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	9,433,378	14,818,508
Shares issued in reinvestment of distributions	403,721	171,610
Cost of shares redeemed	(8,114,043)	(19,939,388)

Total Class M capital share transactions	1,723,056	(4,949,270)

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Administrative Class:
Plan Class:
Net increase/(decrease) in net assets resulting from capital share transactions	1,723,056	(4,949,270)

Net increase/(decrease) in net assets	3,053,659	(2,565,586)
Net assets at beginning of period	18,148,647	20,714,233

Net assets at end of period	$21,202,306	$18,148,647

[1]

For the year ended March 31, 2018, the Metropolitan West AlphaTrak 500 Fund distributed to shareholders $172,484 for the M Class shares from net investment income; the Metropolitan West Floating Rate Income Fund distributed to shareholders $697,310 and $8,403,151 for the M Class and I Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 14.

[2]	For the period June 29, 2018 (commencement of operations) to March 31, 2019.
[3]	For the period November 30, 2018 (commencement of operations) to March 31, 2019.

See accompanying notes to financial statements.

217 / Annual Report March 2019

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND[2]	FLEXIBLE INCOME FUND[3]	FLOATING RATE INCOME FUND
PERIOD	PERIOD	YEAR	YEAR
ENDED	ENDED	ENDED	ENDED
MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
2019	2019	2019	2018

$85,976	$73,009	$12,033,260	$9,100,436
15,462	83,569	(1,530,340)	141,176

3,329	—	239,986	(176,133)
52,662	158,477	(2,860,620)	(328,106)

1,063	—	—	249,599

158,492	315,055	7,882,286	8,986,972

(33,698)	(23)	(700,543)	(697,310)
(59,213)	(73,124)	(11,347,124)	(8,403,151)

(92,911)	(73,147)	(12,047,667)	(9,100,461)

745,000	1,000	11,739,229	12,941,144
33,698	23	691,320	689,781
—	—	(16,600,875)	(22,886,374)

778,698	1,023	(4,170,326)	(9,255,449)

1,255,000	5,120,000	99,811,617	48,177,026
59,213	73,124	11,145,423	8,226,466
—	—	(82,545,663)	(24,822,189)

1,314,213	5,193,124	28,411,377	31,581,303

2,092,911	5,194,147	24,241,051	22,325,854

2,158,492	5,436,055	20,075,670	22,212,365
—	—	253,560,328	231,347,963

$2,158,492	$5,436,055	$273,635,998	$253,560,328

See accompanying notes to financial statements.

Annual Report March 2019 / 218

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]
	YEAR	YEAR
	ENDED	ENDED
	MARCH 31,	MARCH 31,
	2019	2018
Operations:
Net investment income	$23,232,202	$26,689,351
Net realized gain/(loss) on investments	3,676,845	5,004,368
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	666,121	(141,304)
Net change in unrealized appreciation/(depreciation) on investments	1,335,606	(5,744,616)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	700,195	118,950

Net increase in net assets resulting from operations	29,610,969	25,926,749

Distributions to Shareholders:[3]
Class M	(8,137,689)	(9,837,443)
Class I	(14,803,513)	(16,814,156)
Administrative Class	—	—
Tax Return of Capital:
Class M	—	—
Class I	—	—
Administrative Class	—	—

Total Distributions	(22,941,202)	(26,651,599)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	59,028,791	33,490,369
Shares issued in reinvestment of distributions	7,904,396	9,422,300
Cost of shares redeemed	(92,773,959)	(176,667,817)

Total Class M capital share transactions	(25,840,772)	(133,755,148)

Class I:
Proceeds from sale of shares	201,045,150	126,992,323
Shares issued in reinvestment of distributions	13,424,835	15,875,887
Cost of shares redeemed	(319,107,409)	(280,398,449)

Total Class I capital share transactions	(104,637,424)	(137,530,239)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(130,478,196)	(271,285,387)

Net increase/(decrease) in net assets	(123,808,429)	(272,010,237)
Net assets at beginning of period	604,388,546	876,398,783

Net assets at end of period	$480,580,117	$604,388,546

[1]	Consolidated Statement of Changes in Net Assets.
[2]	For the period June 29, 2018 (commencement of operations) to March 31, 2019.
[3]

For the year ended March 31, 2018, the Metropolitan West High Yield Bond Fund distributed to shareholders $9,837,443 and $16,814,156 for the M Class and I Class shares, respectively, from net investment income; the Metropolitan West Intermediate Bond Fund distributed to shareholders $1,240,600 and $20,051,776 for the M Class and I Class shares, respectively, from net investment income; the Metropolitan West Low Duration Bond Fund distributed to shareholders $17,150,706, $30,304,414 and $91,114 for the M Class, I Class and Admin Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 14.

See accompanying notes to financial statements.

219 / Annual Report March 2019

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND[2]	LOW DURATION BOND FUND
YEAR	YEAR	PERIOD	YEAR	YEAR
ENDED	ENDED	ENDED	ENDED	ENDED
MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
2019	2018	2019	2019	2018

$19,904,240	$21,291,507	$256,220	$57,515,619	$46,311,407

701,666	(9,045,000)	60,259	(3,071,666)	(11,993,670)
707,048	(1,971,891)	(1,390)	2,600,814	(8,486,088)
7,888,043	(5,963,919)	66,623	5,976,618	(9,892,436)

738,541	781,889	(2,321)	2,852,270	3,450,566

29,939,538	5,092,586	379,391	65,873,655	19,389,779

(1,049,701)	(1,240,600)	(42,783)	(16,667,480)	(17,150,706)
(18,870,200)	(20,051,776)	(226,389)	(40,401,619)	(30,304,414)
—	—	—	(26,762)	(91,114)

—	—	—	(23,477)	—
—	—	—	(51,488)	—
—	—	—	(32)	—

(19,919,901)	(21,292,376)	(269,172)	(57,170,858)	(47,546,234)

8,930,041	10,523,143	732,500	37,897,702	93,186,833
1,038,740	1,200,819	42,783	16,512,389	16,843,760
(27,862,526)	(50,649,695)	—	(450,522,739)	(408,872,573)

(17,893,745)	(38,925,733)	775,283	(396,112,648)	(298,841,980)

143,802,411	180,052,361	4,767,500	422,572,200	514,519,630
18,354,290	19,116,311	226,389	38,796,615	28,588,695
(231,490,840)	(480,040,328)	—	(576,061,745)	(656,688,777)

(69,334,139)	(280,871,656)	4,993,889	(114,692,930)	(113,580,452)

—	—	—	412,326	1,383,825
—	—	—	3,028	19,578
—	—	—	(5,361,196)	(3,182,586)

—	—	—	(4,945,842)	(1,779,183)

(87,227,884)	(319,797,389)	5,769,172	(515,751,420)	(414,201,615)

(77,208,247)	(335,997,179)	5,879,391	(507,048,623)	(442,358,070)
821,195,984	1,157,193,163	—	2,666,176,551	3,108,534,621

$743,987,737	$821,195,984	$5,879,391	$2,159,127,928	$2,666,176,551

See accompanying notes to financial statements.

Annual Report March 2019 / 220

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND
	YEAR ENDED	YEAR ENDED
	MARCH 31, 2019	MARCH 31, 2018
Operations:
Net investment income	$3,988,237	$3,490,316
Net realized gain/(loss) on investments	(179,924)	1,073,578
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(105,831)	205,473
Net change in unrealized appreciation/(depreciation) on investments	(753,967)	(1,767,819)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(112,292)	34,551

Net increase in net assets resulting from operations	2,836,223	3,036,099

Distributions to Shareholders:[1]
Class M	(901,447)	(1,280,849)
Class I	(3,111,962)	(2,592,698)
Administrative Class	—	—
Plan Class	—	—
Tax Return of Capital:
Class M	—	—
Class I	—	—

Total Distributions	(4,013,409)	(3,873,547)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	3,505,735	8,682,030
Shares issued in reinvestment of distributions	891,815	1,180,927
Cost of shares redeemed	(12,602,836)	(27,639,462)

Total Class M capital share transactions	(8,205,286)	(17,776,505)

Class I:
Proceeds from sale of shares	12,178,869	13,810,788
Shares issued in reinvestment of distributions	3,111,134	2,591,575
Cost of shares redeemed	(16,900,636)	(16,563,343)

Total Class I capital share transactions	(1,610,633)	(160,980)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(9,815,919)	(17,937,485)

Net (decrease) in net assets	(10,993,105)	(18,774,933)
Net assets at beginning of year	96,210,986	114,985,919

Net assets at end of year	$85,217,881	$96,210,986

[1]

For the year ended March 31, 2018, the Metropolitan West Strategic Income Fund distributed to shareholders $1,280,849 and $2,592,698 for the Class M and Class I shares, respectively, from net investment income; the Metropolitan West Total Return Bond Fund distributed to shareholders $265,786,055, $1,070,701,161, $17,022,659 and $389,468,587 for the Class M and Class I, Administrative Class and Plan Class shares, respectively, from net investment income; the Metropolitan West Ultra Short Bond Fund distributed to shareholders $684,925 and $889,848 for the Class M and Class I shares, respectively, from net investment income the Metropolitan West Unconstrained Bond Fund distributed to shareholders $34,139,078 and $67,290,044 for the Class M and Class I shares, respectively, from net investment income, and distributed to shareholders $2,650,045 and $4,617,611 for the Class M and Class I shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 14.

See accompanying notes to financial statements.

221 / Annual Report March 2019

Metropolitan West Funds

Statements of Changes in Net Assets

TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
MARCH 31, 2019	MARCH 31, 2018	MARCH 31, 2019	MARCH 31, 2018	MARCH 31, 2019	MARCH 31, 2018

$2,112,787,205	$1,729,777,007	$2,409,996	$1,574,913	$116,127,690	$96,725,079
79,099,664	(408,458,047)	(236,494)	(423,953)	(8,168,008)	4,241,998

97,796,555	(131,613,152)	320,477	(14,498)	924,558	1,147,114
845,175,343	(321,481,208)	138,562	(65,892)	2,609,894	(16,600,295)

86,345,290	34,120,058	(51,411)	106,416	(3,397,523)	1,923,577

3,221,204,057	902,344,658	2,581,130	1,176,986	108,096,611	87,437,473

(273,391,389)	(265,786,055)	(829,374)	(684,925)	(18,384,003)	(36,789,123)
(1,239,989,637)	(1,070,701,261)	(1,585,733)	(889,848)	(98,708,243)	(71,907,655)
(24,372,504)	(17,022,659)	—	—	—	—
(574,517,893)	(389,468,587)	—	—	—	—

—	—	—	—	(3,771)	—
—	—	—	—	(18,705)	—

(2,112,271,423)	(1,742,978,562)	(2,415,107)	(1,574,773)	(117,114,722)	(108,696,778)

1,476,031,777	2,126,082,296	5,620,754	17,336,598	120,030,558	499,552,793
270,744,373	261,630,926	794,098	607,170	17,699,507	32,139,335
(3,936,336,811)	(5,892,904,636)	(22,861,454)	(33,228,320)	(323,195,994)	(1,346,138,872)

(2,189,560,661)	(3,505,191,414)	(16,446,602)	(15,284,552)	(185,465,929)	(814,446,744)

10,831,780,423	14,656,574,863	24,210,837	37,487,086	1,122,095,700	1,184,471,297
1,110,511,508	945,922,333	1,582,264	762,162	80,100,104	53,530,492
(18,950,183,307)	(16,791,591,140)	(26,591,302)	(40,073,066)	(1,171,406,272)	(589,436,719)

(7,007,891,376)	(1,189,093,944)	(798,201)	(1,823,818)	30,789,532	648,565,070

402,509,711	392,932,270	—	—	—	—
24,072,798	16,813,716	—	—	—	—
(408,081,441)	(189,843,444)	—	—	—	—

18,501,068	219,902,542	—	—	—	—

7,224,408,177	8,302,903,199	—	—	—	—
553,494,749	354,804,133	—	—	—	—
(5,880,964,750)	(3,751,717,579)	—	—	—	—

1,896,938,176	4,905,989,753	—	—	—	—

(7,282,012,793)	431,606,937	(17,244,803)	(17,108,370)	(154,676,397)	(165,881,674)

(6,173,080,159)	(409,026,967)	(17,078,780)	(17,506,157)	(163,694,508)	(187,140,979)
78,284,049,687	78,693,076,654	119,475,257	136,981,414	3,270,293,162	3,457,434,141

$72,110,969,528	$78,284,049,687	$102,396,477	$119,475,257	$3,106,598,654	$3,270,293,162

See accompanying notes to financial statements.

Annual Report March 2019 / 222

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$9.98	$8.95	$7.22	$7.22	$6.48

Income from Investment Operations:
Net investment income[1]	0.22	0.09	0.12	0.02	0.04
Net realized and unrealized gain	0.76	1.03	1.77	0.02	0.76

Total Income from Investment Operations	0.98	1.12	1.89	0.04	0.80

Less Distributions:
From net investment income	(0.23)	(0.09)	(0.16)	(0.04)	(0.06)

Total Distributions	(0.23)	(0.09)	(0.16)	(0.04)	(0.06)

Net Asset Value, End of Year	$10.73	$9.98	$8.95	$7.22	$7.22

Total Return	9.93%	12.52%	26.38%	0.53%	12.37%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$21,202	$18,149	$20,714	$2,406	$9,735
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.39%	0.90%[2]	3.37%	2.64%	2.65%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets After expense waivers and reimbursements	2.15%	0.90%	1.49%	0.31%	0.54%
Portfolio Turnover Rate	140%	115%	505%	59%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%

See accompanying notes to financial statements.

223 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

CORPORATE BOND FUND CLASS M*
PERIOD
ENDED
MARCH 31,
2019

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.41
Net realized and unrealized gain/(loss)	0.34

Total Income from Investment Operations	0.75

Less Distributions:
From net investment income	(0.41)
From net capital gains	(0.03)

Total Distributions	(0.44)

Net Asset Value, End of Period	$10.31

Total Return	7.75%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$803
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	9.81%[3]
After expense waivers and reimbursements	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.47%[3]
Portfolio Turnover Rate	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

Annual Report March 2019 / 224

Metropolitan West Funds

Financial Highlights

CORPORATE BOND FUND CLASS I*
PERIOD
ENDED
MARCH 31,
2019

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment income[1]	0.43
Net realized and unrealized gain/(loss)	0.34

Total Income from Investment Operations	0.77

Less Distributions:

From net investment income	(0.43)
From net capital gains	(0.03)

Total Distributions	(0.46)

Net Asset Value, End of Period	$10.31

Total Return	7.95%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,355
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	9.56%[3]
After expense waivers and reimbursements	0.50%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.72%[3]
Portfolio Turnover Rate	159%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

225 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

FLEXIBLE INCOME FUND CLASS M*

PERIOD
ENDED
MARCH 31,
2019
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.23
Net realized and unrealized gain/(loss)	0.79

Total Income/(Loss) from Investment Operations	1.02

Less Distributions:
From net investment income	(0.23)

Total Distributions	(0.23)

Net Asset Value, End of Period	$10.79

Total Return	10.25%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	9.18%[3]
After expense waivers and reimbursements	0.80%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	6.76%[3]
Portfolio Turnover Rate	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class M Shares commenced operations on November 30, 2018.

See accompanying notes to financial statements.

Annual Report March 2019 / 226

Metropolitan West Funds

Financial Highlights

FLEXIBLE INCOME FUND CLASS I*

PERIOD
ENDED
MARCH 31,
2019
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.24
Net realized and unrealized gain/(loss)	0.78

Total Income/(Loss) from Investment Operations	1.02

Less Distributions:
From net investment income	(0.24)

Total Distributions	(0.24)

Net Asset Value, End of Period	$10.78

Total Return	10.24%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,435
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	8.82%[3]
After expense waivers and reimbursements	0.55%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.16%[3]
Portfolio Turnover Rate	80%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Flexible Income Fund Class I Shares commenced operations on November 30, 2018.

See accompanying notes to financial statements.

227 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.06	$10.06	$9.80	$10.13	$10.28

Income from Investment Operations:
Net investment income[1]	0.42	0.36	0.33	0.34	0.32
Net realized and unrealized gain/(loss)	(0.15)	—	0.26	(0.32)	(0.06)

Total Income from Investment Operations	0.27	0.36	0.59	0.02	0.26

Less Distributions:
From net investment income	(0.43)	(0.36)	(0.33)	(0.34)	(0.32)
From net capital gains	—	—	—	(0.01)	(0.09)

Total Distributions	(0.43)	(0.36)	(0.33)	(0.35)	(0.41)

Net Asset Value, End of Year	$9.90	$10.06	$10.06	$9.80	$10.13

Total Return	2.72%	3.61%	6.08%	0.23%	2.53%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$11,229	$15,802	$25,072	$8,206	$6,126
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%	1.04%	1.05%	1.07%	1.10%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.90%	0.88%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.23%	3.53%	3.28%	3.42%	3.15%
Portfolio Turnover Rate	52%	71%	40%	66%	49%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2019 / 228

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.05	$10.06	$9.80	$10.12	$10.28

Income from Investment Operations:
Net investment income[1]	0.45	0.38	0.35	0.36	0.34
Net realized and unrealized gain/(loss)	(0.15)	(0.01)	0.26	(0.31)	(0.07)

Total Income from Investment Operations	0.30	0.37	0.61	0.05	0.27

Less Distributions:
From net investment income	(0.45)	(0.38)	(0.35)	(0.36)	(0.34)
From net capital gains	—	—	—	(0.01)	(0.09)

Total Distributions	(0.45)	(0.38)	(0.35)	(0.37)	(0.43)

Net Asset Value, End of Year	$9.90	$10.05	$10.06	$9.80	$10.12

Total Return	3.03%	3.72%	6.29%	0.53%	2.63%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$262,407	$237,759	$206,276	$139,472	$138,190
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%	0.72%	0.75%	0.73%	0.74%
After expense waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.68%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.50%	3.77%	3.48%	3.61%	3.33%
Portfolio Turnover Rate	52%	71%	40%	66%	49%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

229 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net Asset Value, Beginning of Year	$9.55	$9.60	$9.09	$9.72	$10.37

Income from Investment Operations:
Net investment income[2]	0.41	0.34	0.34	0.39	0.45
Net realized and unrealized gain/(loss)	0.11	(0.05)	0.50	(0.63)	(0.51)

Total Income/(Loss) from Investment Operations	0.52	0.29	0.84	(0.24)	(0.06)

Less Distributions:
From net investment income	(0.41)	(0.34)	(0.33)	(0.39)	(0.45)
From net capital gains	—	—	—	—	(0.14)

Total Distributions	(0.41)	(0.34)	(0.33)	(0.39)	(0.59)

Net Asset Value, End of Year	$9.66	$9.55	$9.60	$9.09	$9.72

Total Return	5.57%	3.01%	9.35%	(2.52)%	(0.65)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$187,339	$211,021	$344,328	$498,128	$764,684
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.92%	0.91%	0.89%	0.87%	0.89%
After expense waivers and reimbursements	0.85%	0.85%	0.85%	0.85%	0.83%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.33%	3.47%	3.55%	4.19%	4.41%
Portfolio Turnover Rate	120%	167%	185%	139%	61%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2019 / 230

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019[1]	2018[1]	2017[1]	2016[1]	2015[1]

Net Asset Value, Beginning of Year	$9.55	$9.60	$9.09	$9.72	$10.37

Income from Investment Operations:
Net investment income[2]	0.44	0.36	0.36	0.42	0.47
Net realized and unrealized gain/(loss)	0.09	(0.05)	0.50	(0.64)	(0.51)

Total Income/(Loss) from Investment Operations	0.53	0.31	0.86	(0.22)	(0.04)

Less Distributions:
From net investment income	(0.43)	(0.36)	(0.35)	(0.41)	(0.47)
From net capital gains	—	—	—	—	(0.14)

Total Distributions	(0.43)	(0.36)	(0.35)	(0.41)	(0.61)

Net Asset Value, End of Year	$9.65	$9.55	$9.60	$9.09	$9.72

Total Return	5.72%	3.27%	9.62%	(2.28)%	(0.40)%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$293,241	$393,368	$532,071	$572,436	$755,786
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.63%	0.63%	0.62%	0.61%	0.60%
After expense waivers and reimbursements	0.60%	0.60%	0.60%	0.60%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.58%	3.74%	3.78%	4.44%	4.65%
Portfolio Turnover Rate	120%	167%	185%	139%	61%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

231 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.21	$10.37	$10.58	$10.65	$10.52

Income from Investment Operations:
Net investment income[1]	0.25	0.18	0.14	0.13	0.14
Net realized and unrealized gain/(loss)	0.17	(0.16)	(0.09)	(0.03)	0.16

Total Income from Investment Operations	0.42	0.02	0.05	0.10	0.30

Less Distributions:
From net investment income	(0.26)	(0.18)	(0.15)	(0.12)	(0.14)
From net capital gains	—	—	(0.11)	(0.05)	(0.03)

Total Distributions	(0.26)	(0.18)	(0.26)	(0.17)	(0.17)

Net Asset Value, End of Year	$10.37	$10.21	$10.37	$10.58	$10.65

Total Return	4.15%	0.19%	0.43%	1.03%	2.87%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$35,343	$52,942	$92,642	$199,031	$163,048
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.69%	0.70%[2]	0.70%[3]	0.70%	0.72%
After expense waivers and reimbursements	0.69%	0.70%	0.70%	0.70%	0.68%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.49%	1.71%	1.35%	1.20%	1.30%
Portfolio Turnover Rate	277%	251%	252%	309%	253%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying notes to financial statements.

Annual Report March 2019 / 232

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.21	$10.37	$10.58	$10.65	$10.52

Income from Investment Operations:
Net investment income[1]	0.28	0.20	0.17	0.15	0.15
Net realized and unrealized gain/(loss)	0.15	(0.15)	(0.10)	(0.02)	0.17

Total Income from Investment Operations	0.43	0.05	0.07	0.13	0.32

Less Distributions:
From net investment income	(0.28)	(0.21)	(0.17)	(0.15)	(0.16)
From net capital gains	—	—	(0.11)	(0.05)	(0.03)

Total Distributions	(0.28)	(0.21)	(0.28)	(0.20)	(0.19)

Net Asset Value, End of Year	$10.36	$10.21	$10.37	$10.58	$10.65

Total Return	4.29%	0.43%	0.68%	1.28%	3.09%

Ratios/Supplemental Data:
Net Assets, end of the year (in thousands)	$708,645	$768,254	$1,064,551	$1,094,444	$1,051,372
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.47%	0.46%	0.45%	0.46%	0.48%[2]
After expense waivers and reimbursements	0.47%	0.46%	0.45%	0.46%	0.48%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.74%	1.97%	1.63%	1.44%	1.38%
Portfolio Turnover Rate	277%	251%	252%	309%	253%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.

See accompanying notes to financial statements.

233 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

INVESTMENT GRADE CREDIT FUND CLASS M*

PERIOD
ENDED
MARCH 31,
2019

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.55
Net realized and unrealized gain	0.33

Total Income from Investment Operations	0.88

Less Distributions:
From net investment income	(0.55)
From net capital gains	(0.02)

Total Distributions	(0.57)

Net Asset Value, End of Period	$10.31

Total Return	9.02%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$799
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.78%[3]
After expense waivers and reimbursements	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.20%[3]
Portfolio Turnover Rate	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

Annual Report March 2019 / 234

Metropolitan West Funds

Financial Highlights

INVESTMENT GRADE CREDIT FUND CLASS I*

PERIOD
ENDED
MARCH 31,
2019

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.55
Net realized and unrealized gain	0.34

Total Income from Investment Operations	0.89

Less Distributions:
From net investment income	(0.56)
From net capital gains	(0.02)

Total Distributions	(0.58)

Net Asset Value, End of Period	$10.31

Total Return	9.20%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,081
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	4.53%[3]
After expense waivers and reimbursements	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.29%[3]
Portfolio Turnover Rate	199%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

235 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$8.63	$8.72	$8.73	$8.81	$8.81

Income from Investment Operations:
Net investment income[1]	0.20	0.13	0.10	0.10	0.11
Net realized and unrealized gain/(loss)	0.05	(0.09)	(0.00)[2]	(0.08)	(0.00)[2]

Total Income from Investment Operations	0.25	0.04	0.10	0.02	0.11

Less Distributions:
From net investment income	(0.20)	(0.13)	(0.10)	(0.10)	(0.11)
From net capital gains	—	—	(0.01)	—	—
Return of Capital	(0.00)[2]	—	—	—	—

Total Distributions	(0.20)	(0.13)	(0.11)	(0.10)	(0.11)

Net Asset Value, End of Year	$8.68	$8.63	$8.72	$8.73	$8.81

Total Return	2.93%	0.48%	1.25%	0.22%	1.24%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$580,434	$975,388	$1,284,692	$1,492,411	$1,749,130
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.62%	0.61%	0.62%	0.62%
After expense waivers and reimbursements	0.62%	0.62%	0.61%	0.62%	0.61%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.29%	1.45%	1.19%	1.16%	1.21%
Portfolio Turnover Rate	174%	200%	95%	119%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2019 / 236

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$8.64	$8.72	$8.73	$8.81	$8.81

Income from Investment Operations:
Net investment income[1]	0.22	0.15	0.12	0.12	0.13
Net realized and unrealized gain/(loss)	0.04	(0.08)	(0.00)[2]	(0.08)	(0.00)[2]

Total Income from Investment Operations	0.26	0.07	0.12	0.04	0.13

Less Distributions:
From net investment income	(0.22)	(0.15)	(0.12)	(0.12)	(0.13)
From net capital gains	—	—	(0.01)	—	—
Return of Capital	(0.00)[2]	—	—	—	—

Total Distributions	(0.22)	(0.15)	(0.13)	(0.12)	(0.13)

Net Asset Value, End of Year	$8.68	$8.64	$8.72	$8.73	$8.81

Total Return	3.03%	0.81%	1.46%	0.44%	1.46%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,578,279	$1,685,415	$1,816,633	$1,915,270	$1,915,434
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.41%	0.40%	0.40%	0.39%	0.39%
After expense waivers and reimbursements	0.41%	0.40%	0.40%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.53%	1.68%	1.40%	1.39%	1.42%
Portfolio Turnover Rate	174%	200%	95%	119%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

237 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$11.16	$11.27	$11.27	$11.37	$11.38

Income from Investment Operations:
Net investment income[1]	0.23	0.15	0.12	0.12	0.12
Net realized and unrealized gain/(loss)	0.06	(0.10)	(0.01)	(0.11)	(0.00)[2]

Total Income from Investment Operations	0.29	0.05	0.13	0.01	0.12

Less Distributions:
From net investment income	(0.24)	(0.16)	(0.12)	(0.11)	(0.13)
From net capital gains	—	—	(0.01)	—	—
Return of Capital	(0.00)[2]	—	—	—	—

Total Distributions	(0.24)	(0.16)	(0.13)	(0.11)	(0.13)

Net Asset Value, End of Year	$11.21	$11.16	$11.27	$11.27	$11.37

Total Return	2.68%	0.43%	1.22%	0.13%	1.04%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$415	$5,374	$7,210	$7,359	$4,599
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.72%	0.72%	0.72%	0.72%
After expense waivers and reimbursements	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.02%	1.35%	1.08%	1.07%	1.09%
Portfolio Turnover Rate	174%	200%	95%	119%	30%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2019 / 238

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$7.99	$8.05	$7.99	$8.32	$8.29

Income from Investment Operations:
Net investment income[1]	0.32	0.25	0.27	0.28	0.18
Net realized and unrealized gain/(loss)	(0.09)	(0.03)	0.04	(0.33)	0.02

Total Income/(Loss) from Investment Operations	0.23	0.22	0.31	(0.05)	0.20

Less Distributions:
From net investment income	(0.33)	(0.28)	(0.25)	(0.28)	(0.17)

Total Distributions	(0.33)	(0.28)	(0.25)	(0.28)	(0.17)

Net Asset Value, End of Year	$7.89	$7.99	$8.05	$7.99	$8.32

Total Return	3.01%	2.78%	3.91%	(0.57)%	2.37%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$17,908	$26,420	$44,430	$59,072	$73,453
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.84%[2]	2.45%	2.09%	1.87%	2.41%
After expense waivers and reimbursements	1.84%	2.35%	2.09%	1.87%	2.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.10%	3.15%	3.36%	3.46%	2.20%
Portfolio Turnover Rate	36%	32%	42%	20%	32%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.67%.

See accompanying notes to financial statements.

239 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$7.98	$8.05	$7.98	$8.31	$8.29

Income from Investment Operations:
Net investment income[1]	0.35	0.27	0.29	0.31	0.20
Net realized and unrealized gain/(loss)	(0.09)	(0.04)	0.05	(0.33)	—

Total Income/(Loss) from Investment Operations	0.26	0.23	0.34	(0.02)	0.20

Less Distributions:
From net investment income	(0.35)	(0.30)	(0.27)	(0.31)	(0.18)

Total Distributions	(0.35)	(0.30)	(0.27)	(0.31)	(0.18)

Net Asset Value, End of Year	$7.89	$7.98	$8.05	$7.98	$8.31

Total Return	3.41%	2.90%	4.32%	(0.25)%	2.49%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$67,310	$69,791	$70,556	$61,018	$90,718
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.53%[2]	2.22%	1.84%	1.54%	2.10%
After expense waivers and reimbursements	1.53%	2.10%	1.84%	1.54%	2.10%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.45%	3.40%	3.64%	3.78%	2.37%
Portfolio Turnover Rate	36%	32%	42%	20%	32%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.41%.

See accompanying notes to financial statements.

Annual Report March 2019 / 240

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.46	$10.57	$10.83	$11.02	$10.68

Income from Investment Operations:
Net investment income[1]	0.28	0.21	0.18	0.18	0.19
Net realized and unrealized gain/(loss)	0.18	(0.11)	(0.11)	(0.07)	0.38

Total Income from Investment Operations	0.46	0.10	0.07	0.11	0.57

Less Distributions:
From net investment income	(0.28)	(0.21)	(0.18)	(0.18)	(0.20)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)

Total Distributions	(0.28)	(0.21)	(0.33)	(0.30)	(0.23)

Net Asset Value, End of Year	$10.64	$10.46	$10.57	$10.83	$11.02

Total Return	4.49%	0.94%	0.70%	0.99%	5.38%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,560,056	$11,617,735	$15,223,666	$16,488,095	$16,558,422
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.67%	0.67%	0.67%	0.66%	0.68%
After expense waivers and reimbursements	0.67%	0.67%	0.67%	0.66%	0.68%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.68%	1.96%	1.71%	1.64%	1.79%
Portfolio Turnover Rate	255%	291%	313%	303%	246%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

241 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.46	$10.57	$10.83	$11.01	$10.68

Income from Investment Operations:
Net investment income[1]	0.30	0.23	0.21	0.20	0.21
Net realized and unrealized gain/(loss)	0.18	(0.11)	(0.11)	(0.06)	0.38

Total Income from Investment Operations	0.48	0.12	0.10	0.14	0.59

Less Distributions:
From net investment income	(0.30)	(0.23)	(0.21)	(0.20)	(0.23)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)

Total Distributions	(0.30)	(0.23)	(0.36)	(0.32)	(0.26)

Net Asset Value, End of Year	$10.64	$10.46	$10.57	$10.83	$11.01

Total Return	4.72%	1.17%	0.93%	1.31%	5.54%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$40,927,700	$47,327,297	$49,013,553	$46,277,563	$40,277,552
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.44%	0.44%	0.44%	0.43%	0.44%
After expense waivers and reimbursements	0.44%	0.44%	0.44%	0.43%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.91%	2.19%	1.94%	1.87%	1.94%
Portfolio Turnover Rate	255%	291%	313%	303%	246%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2019 / 242

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$10.47	$10.58	$10.84	$11.02	$10.68

Income from Investment Operations:
Net investment income[1]	0.27	0.20	0.17	0.16	0.16
Net realized and unrealized gain/(loss)	0.18	(0.11)	(0.11)	(0.06)	0.40

Total Income from Investment Operations	0.45	0.09	0.06	0.10	0.56

Less Distributions:
From net investment income	(0.27)	(0.20)	(0.17)	(0.16)	(0.19)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)

Total Distributions	(0.27)	(0.20)	(0.32)	(0.28)	(0.22)

Net Asset Value, End of Year	$10.65	$10.47	$10.58	$10.84	$11.02

Total Return	4.36%	0.83%	0.59%	0.96%	5.25%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,011,637	$975,897	$768,125	$291,168	$281,479
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.80%
After expense waivers and reimbursements	0.78%	0.78%	0.78%	0.78%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.58%	1.87%	1.62%	1.51%	1.45%
Portfolio Turnover Rate	255%	291%	313%	303%	246%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

243 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$9.84	$9.95	$10.20	$10.38	$10.07

Income from Investment Operations:
Net investment income[1]	0.29	0.23	0.20	0.20	0.18
Net realized and unrealized gain/(loss)	0.17	(0.11)	(0.10)	(0.07)	0.38

Total Income from Investment Operations	0.46	0.12	0.10	0.13	0.56

Less Distributions:
From net investment income	(0.29)	(0.23)	(0.20)	(0.19)	(0.22)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)

Total Distributions	(0.29)	(0.23)	(0.35)	(0.31)	(0.25)

Net Asset Value, End of Year	$10.01	$9.84	$9.95	$10.20	$10.38

Total Return	4.80%	1.18%	1.03%	1.33%	5.60%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$20,611,577	$18,363,121	$13,687,733	$10,702,029	$7,179,308
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%	0.37%	0.37%	0.38%	0.40%
After expense waivers and reimbursements	0.37%	0.37%	0.37%	0.38%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.00%	2.28%	2.01%	1.93%	1.77%
Portfolio Turnover Rate	255%	291%	313%	303%	246%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2019 / 244

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$4.25	$4.27	$4.27	$4.29	$4.30

Income from Investment Operations:
Net investment income[1]	0.09	0.05	0.04	0.03	0.03
Net realized and unrealized gain/(loss)	0.01	(0.02)	0.01	(0.02)	(0.01)

Total Income from Investment Operations	0.10	0.03	0.05	0.01	0.02

Less Distributions:
From net investment income	(0.09)	(0.05)	(0.04)	(0.03)	(0.03)
From net capital gains	—	—	(0.01)	—	—

Total Distributions	(0.09)	(0.05)	(0.05)	(0.03)	(0.03)

Net Asset Value, End of Year	$4.26	$4.25	$4.27	$4.27	$4.29

Total Return	2.37%	0.68%	1.14%	0.18%	0.42%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$34,376	$50,777	$66,238	$78,212	$69,868
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%	0.69%	0.67%	0.68%	0.65%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.08%	1.14%	0.97%	0.66%	0.63%
Portfolio Turnover Rate	172%	183%	63%	37%	16%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

245 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$4.26	$4.27	$4.28	$4.30	$4.31

Income from Investment Operations:
Net investment income[1]	0.10	0.06	0.05	0	0.03
Net realized and unrealized gain/(loss)	0.01	(0.01)	(0.00)[2]	(0.03)	(0.00)[2]

Total Income from Investment Operations	0.11	0.05	0.05	0.01	0.03

Less Distributions:
From net investment income	(0.10)	(0.06)	(0.05)	(0.03)	(0.04)
From net capital gains	—	—	(0.01)	—	—

Total Distributions	(0.10)	(0.06)	(0.06)	(0.03)	(0.04)

Net Asset Value, End of Year	$4.27	$4.26	$4.27	$4.28	$4.30

Total Return	2.53%	1.08%	1.06%	0.34%	0.59%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$68,020	$68,698	$70,744	$74,751	$80,530
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.56%	0.52%	0.49%	0.50%	0.46%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.27%	1.30%	1.13%	0.83%	0.79%
Portfolio Turnover Rate	172%	183%	63%	37%	16%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2019 / 246

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$11.83	$11.90	$11.72	$11.95	$11.87

Income from Investment Operations:
Net investment income[1]	0.41	0.29	0.25	0.23	0.21
Net realized and unrealized gain/(loss)	(0.03)	(0.03)	0.22	(0.23)	0.08

Total Income/(Loss) from Investment Operations	0.38	0.26	0.47	—	0.29

Less Distributions:
From net investment income	(0.41)	(0.31)	(0.25)	(0.23)	(0.21)
From net capital gains	—	(0.02)	(0.04)	—	—
Return of Capital	(0.00)[2]	—	—	—	—

Total Distributions	(0.41)	(0.33)	(0.29)	(0.23)	(0.21)

Net Asset Value, End of Year	$11.80	$11.83	$11.90	$11.72	$11.95

Total Return	3.31%	2.18%	4.11%	(0.02)%	2.47%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$454,968	$642,999	$1,460,884	$827,053	$738,090
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.03%[3]	1.05%	1.04%[4]	1.04%	1.04%
After expense waivers and reimbursements	1.03%	1.04%	1.04%	1.04%	1.03%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.46%	2.39%	2.13%	1.95%	1.76%
Portfolio Turnover Rate	43%	62%	33%	23%	18%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.99%.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying notes to financial statements.

247 / Annual Report March 2019

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I

	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2017	2016	2015

Net Asset Value, Beginning of Year	$11.82	$11.89	$11.71	$11.94	$11.86

Income from Investment Operations:
Net investment income[1]	0.44	0.33	0.29	0.27	0.24
Net realized and unrealized gain/(loss)	(0.02)	(0.04)	0.22	(0.24)	0.08

Total Income from Investment Operations	0.42	0.29	0.51	0.03	0.32

Less Distributions:
From net investment income	(0.45)	(0.34)	(0.29)	(0.26)	(0.24)
From net capital gains	—	(0.02)	(0.04)	—	—
Return of Capital	(0.00)[2]	—	—	—	—

Total Distributions	(0.45)	(0.36)	(0.33)	(0.26)	(0.24)

Net Asset Value, End of Year	$11.79	$11.82	$11.89	$11.71	$11.94

Total Return	3.60%	2.49%	4.43%	0.29%	2.72%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,651,631	$2,627,294	$1,996,550	$1,395,583	$1,299,022
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%	0.73%	0.73%	0.73%	0.79%[3]
After expense waivers and reimbursements	0.75%	0.73%	0.73%	0.73%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.76%	2.77%	2.46%	2.25%	2.00%
Portfolio Turnover Rate	43%	62%	33%	23%	18%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%.

See accompanying notes to financial statements.

Annual Report March 2019 / 248

Notes to Financial Statements

March 31, 2019

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of twelve separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), Metropolitan West Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Flexible Income Fund (the “Flexible Income Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operation on June 29, 2018 with Class M and Class I shares. The Flexible Income Fund commenced investment operation on November 30, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operation on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Flexible Income Fund seeks a high level of current income with a secondary objective of long-term capital appreciation by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation, by investing normally at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

249 / Annual Report March 2019

Notes to Financial Statements (Continued)

The Investment Grade Credit Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of investment grade fixed-income securities of varying maturities. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund. The U.S. Subsidiary liquidated during the year and there was no material impact to the financial statements.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of

Annual Report March 2019 / 250

Notes to Financial Statements (Continued)

the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

251 / Annual Report March 2019

Notes to Financial Statements (Continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Annual Report March 2019 / 252

Notes to Financial Statements (Continued)

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be Level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in Level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

253 / Annual Report March 2019

Notes to Financial Statements (Continued)

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2019, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value as of March 31, 2019 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$ —	$ 99,949	$ —	$ 99,949

Money Market Funds	5,000	—	—	5,000

U.S. Treasury Bills	6,077,848	—	—	6,077,848

Long-Term Investments:

Asset-Backed Securities	—	1,827,246	—	1,827,246

Bank Loans	—	—	6,804	6,804

Corporates	—	6,420,814	—	6,420,814

Mortgage-Backed	—	5,238,831	130,732	5,369,563

Mutual Funds	968,906	—	—	968,906

U.S. Treasury Securities	291,999	—	—	291,999

Other Financial Instruments *

Assets:

Equity contracts	428,715	—	—	428,715

Total	$7,772,468	$13,586,840	$137,536	$21,496,844

*Other financial instruments include futures. Equity contracts include futures.

Annual Report March 2019 / 254

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

U.S. Treasury Bills	$14,921	$—	$—	$14,921

Long-Term Investments:

Corporates	—	1,783,823	—	1,783,823

Mortgage-Backed	—	275,461	49,677	325,138

Municipal Bonds	—	17,074	—	17,074

Other Financial Instruments *

Assets:

Interest rate contracts	1,063	—	—	1,063

Total	$15,984	$2,076,358	$49,677	$2,142,019

*Other financial instruments include futures. Interest rate contracts include futures.

FLEXIBLE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Money Market Funds	$400,000	$—	$—	$400,000

U.S. Treasury Bills	1,027,771	—	—	1,027,771

Long-Term Investments:

Asset-Backed Securities	—	163,383	—	163,383

Corporates	—	811,230	—	811,230

Mortgage-Backed	—	2,748,133	182,387	2,930,520

Total	$1,427,771	$3,722,746	$182,387	$5,332,904

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Money Market Funds	$8,592,000	$—	$—	$8,592,000

U.S. Treasury Bills	19,974,071	—	—	19,974,071

Long-Term Investments:

Bank Loans	—	236,113,134	2,478,928	238,592,062

Corporates	—	16,493,938	—	16,493,938

Municipal Bonds	—	419,128	—	419,128

Total	$28,566,071	$253,026,200	$2,478,928	$284,071,199

255 / Annual Report March 2019

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Money Market Funds	$11,952,000	$ —	$ —	$ 11,952,000

U.S. Agency Discount Notes	—	8,984,938	—	8,984,938

U.S. Treasury Bills	41,135,472	—	—	41,135,472

Long-Term Investments:

Bank Loans	—	89,696,037	—	89,696,037

Common Stock	—	—	4,378,741	4,378,741

Corporates	—	329,642,330	376,362	330,018,692

Warrant	—	—	55,696	55,696

Other Financial Instruments *

Assets:

Interest rate contracts	1,182,324	—	—	1,182,324

Liabilities:

Interest rate contracts	(746,994)	—	—	(746,994)

Total	$ 53,522,802	$ 428,323,305	$ 4,810,799	$ 486,656,906

*Other financial instruments include futures. Interest rate contracts include futures.

Annual Report March 2019 / 256

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$—	$1,354,315	$ —	$1,354,315

Money Market Funds	79,726,018	—	—	79,726,018

U.S. Agency Discount Notes	—	2,994,979	—	2,994,979

U.S. Treasury Bills	28,776,207	—	—	28,776,207

Long-Term Investments:

Asset-Backed Securities	—	44,462,813	—	44,462,813

Bank Loans	—	5,661,844	290,291	5,952,135

Common Stock	—	—	68,119	68,119

Corporates	—	224,292,187	—	224,292,187

Mortgage-Backed	—	124,407,880	—	124,407,880

Municipal Bonds	—	13,155,568	—	13,155,568

U.S. Agency Securities	—	219,927	—	219,927

U.S. Treasury Securities	315,300,990	1,895,757	—	317,196,747

Other Financial Instruments *

Assets:

Interest rate contracts	861,831	603,191	—	1,465,022
Liabilities:

Interest rate contracts	(133,298)	(600,905)	—	(734,203)

Total	$424,531,748	$418,447,556	$358,410	$843,337,714

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

257 / Annual Report March 2019

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

U.S. Treasury Bills	$26,859	$ —	$ —	$ 26,859

Long-Term Investments:

Asset-Backed Securities	—	492,561	—	492,561

Corporates	—	2,910,628	—	2,910,628

Mortgage-Backed	—	1,820,494	109,178	1,929,672

Municipal Bonds	—	10,795	—	10,795

U.S. Treasury Securities	455,340	—	—	455,340

Other Financial Instruments *

Assets:

Interest rate contracts	18,440	4,785	—	23,225

Liabilities:

Interest rate contracts	(20,794)	(4,752)	—	(25,546)

Total	$479,845	$5,234,511	$109,178	$5,823,534

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Annual Report March 2019 / 258

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$—	$5,996,968	$—	$5,996,968

Money Market Funds	49,961,000	—	—	49,961,000

U.S. Treasury Bills	151,467,964	—	—	151,467,964

Long-Term Investments:

Asset-Backed Securities	—	167,348,681	—	167,348,681

Bank Loans	—	14,562,336	2,276,685	16,839,021

Common Stock	—	—	905,259	905,259

Corporates	—	744,139,102	—	744,139,102

Mortgage-Backed	—	665,419,065	2,104,368	667,523,433

Purchased Swaptions	—	3,615	—	3,615

U.S. Treasury Securities	524,035,914	—	—	524,035,914

Other Financial Instruments *

Assets:

Interest rate contracts	3,766,741	1,886,294	—	5,653,035

Liabilities:

Interest rate contracts	(463,484)	(1,880,391)	—	(2,343,875)

Total	$728,768,135	$1,597,475,670	$5,286,312	$2,331,530,117

*Other financial instruments include futures, swaps and written swaptions. Interest rate contracts include futures, swaps and written swaptions.

259 / Annual Report March 2019

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Money Market Funds	$ 838,000	$ —	$ —	$ 838,000

U.S. Treasury Bills	6,962,332	—	—	6,962,332

Long-Term Investments:

Asset-Backed Securities	—	10,887,595	130,567	11,018,162

Common Stock	—	—	—	—

Corporates	—	29,767,788	—	29,767,788

Foreign Government Obligations	—	968,354	—	968,354

Mortgage-Backed	—	34,211,066	407,696	34,618,762

Municipal Bonds	—	663,849	—	663,849

Other Financial Instruments *

Assets:

Interest rate contracts	6,685	74,761	—	81,446

Liabilities:

Interest rate contracts	(200,634)	(74,519)	—	(275,153)

Total	$7,606,383	$76,498,894	$538,263	$84,643,540

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

Annual Report March 2019 / 260

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$—	$153,736,667	$—	$153,736,667

Money Market Funds	4,160,804,024	—	—	4,160,804,024

U.S. Agency Discount Notes	—	798,400,264	—	798,400,264

U.S. Treasury Bills	1,345,691,075	—	—	1,345,691,075

Long-Term Investments:

Asset-Backed Securities	—	3,848,988,773	8,584,058	3,857,572,831

Bank Loans	—	769,663,982	11,389,405	781,053,387

Common Stock	—	—	10,035,975	10,035,975

Corporates	—	18,755,569,176	20,247,152	18,775,816,328

Foreign Government Obligations	—	104,980,647	—	104,980,647

Mortgage-Backed	—	27,858,940,734	15,090,098	27,874,030,832

Municipal Bonds	—	522,263,178	—	522,263,178

U.S. Treasury Securities	18,368,389,036	563,126,809	—	18,931,515,845

Other Financial Instruments *

Assets:

Interest rate contracts	107,325,349	59,953,011	—	167,278,360

Liabilities:

Interest rate contracts	(21,679,397)	(59,761,960)	—	(81,441,357)

Total	$23,960,530,087	$53,375,861,281	$65,346,688	$77,401,738,056

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

261 / Annual Report March 2019

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Commercial Paper	$—	$224,886	$—	$224,886

Money Market Funds	1,657,000	—	—	1,657,000

U.S. Treasury Bills	23,386,399	—	—	23,386,399

Long-Term Investments:

Asset-Backed Securities	—	2,461,591	—	2,461,591

Corporates	—	22,049,984	—	22,049,984

Mortgage-Backed	—	32,249,255	33,152	32,282,407

U.S. Treasury Securities	22,565,625	—	—	22,565,625

Other Financial Instruments *

Assets:

Interest rate contracts	7,399	—	—	7,399

Total	$47,616,423	$56,985,716	$33,152	$104,635,291

*Other financial instruments include futures. Interest contracts include futures.

Annual Report March 2019 / 262

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets

Short-Term Investments:

Money Market Funds	$33,022,001	$—	$—	$33,022,001

U.S. Treasury Bills	266,171,930	—	—	266,171,930

Long-Term Investments:

Asset-Backed Securities	—	438,061,506	—	438,061,506

Bank Loans	—	34,507,661	2,554,930	37,062,591

Common Stock	—	—	953,887	953,887

Corporates	—	905,102,905	2,729,771	907,832,676

Foreign Government Obligations	—	44,934,879	—	44,934,879

Mortgage-Backed	—	1,366,332,661	106,822	1,366,439,483

Municipal Bonds	—	19,907,403	—	19,907,403

U.S. Treasury Securities	50,176	—	—	50,176

Other Financial Instruments *

Assets:

Interest rate contracts	2,380,457	2,642,773	—	5,023,230
Liabilities:

Interest rate contracts	(6,427,258)	(2,632,688)	—	(9,059,946)

Total	$295,197,306	$2,808,857,100	$6,345,410	$3,110,399,816

*Other financial instruments include futures and swaps. Interest rate contracts include futures and swaps.

263 / Annual Report March 2019

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

There were no financial assets and/or liabilities transferred from Level 1 to Level 2 or from Level 2 to Level 1 for the year ended March 31, 2019.

For the year ended March 31, 2019, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	BANK LOANS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$32,613	$77,800
Accrued discounts/premiums	(14)	(9,621)
Realized (loss)	(35)	—
Change in unrealized appreciation/depreciation*	59	(2,507)
Purchases	—	90,212
Sales	(25,819)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	(25,152)

Balance as of March 31, 2019	$6,804	$130,732

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $3,936 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $25,152 transferred from level 3 to level 2 in the disclosure hierarchy.

CORPORATE BOND FUND	MORTGAGE- BACKED SECURITIES

Balance as of June 29, 2018***	$—
Accrued discounts/premiums	(347)
Realized (loss)	—
Change in unrealized depreciation*	(8,622)
Purchases	58,646
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of March 31, 2019	$49,677

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(8,622) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended March 31, 2019.

*** Commencement of Operations.

Annual Report March 2019 / 264

Notes to Financial Statements (Continued)

FLEXIBLE INCOME FUND	MORTGAGE- BACKED SECURITIES

Balance as of December 3, 2018***	$—

Accrued discounts/premiums	(497)

Realized (loss)	—

Change in unrealized appreciation*	15,394

Purchases	167,490

Sales	—

Transfers into Level 3**	—

Transfers out of Level 3**	—

Balance as of March 31, 2019	$182,387

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $15,394 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended March 31, 2019.

*** Commencement of Operations.

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2018	$5,584,745

Accrued discounts/premiums	4,206

Realized gain	711

Change in unrealized appreciation*	106,994

Purchases	—

Sales	(3,217,728)

Transfers into Level 3**	—

Transfers out of Level 3**	—

Balance as of March 31, 2019	$2,478,928

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $62,546 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2019.

265 / Annual Report March 2019

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT

Balance as of April 1, 2018	$3,644,646	$9,106,394	$1,474,110	$83,507

Accrued discounts/premiums	6,065	—	2,939	—

Realized gain/(loss)	(349,873)	—	141,600	—

Change in unrealized appreciation/ (depreciation)*	172,289	(4,727,653)	(374,119)	(27,811)

Purchases	—	—	347,000	—

Sales	(3,473,127)	—	(1,571,168)	—

Transfers into Level 3**	—	—	356,000	—

Transfers out of Level 3**	—	—	—	—

Balance as of March 31, 2019	$—	$4,378,741	$376,362	$55,696

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(4,387,646) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $356,000 transferred from level 2 to level 3 in the disclosure hierarchy.

INTERMEDIATE BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$1,391,498	$136,238	$402,435

Accrued discounts/premiums	250	—	(25,757)

Realized gain	574	—	—

Change in unrealized (depreciation)*	(431)	(68,119)	(87,082)

Purchases	—	—	—

Sales	(1,101,600)	—	—

Transfers into Level 3**	—	—	—

Transfers out of Level 3**	—	—	(289,596)

Balance as of March 31, 2019	$290,291	$68,119	$—

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(68,550) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $289,596 transferred from level 3 to level 2 in the disclosure hierarchy.

Annual Report March 2019 / 266

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	MORTGAGE- BACKED SECURITIES

Balance as of June 29, 2018***	$—

Accrued discounts/premiums	252

Realized gain	869

Change in unrealized appreciation*	548

Purchases	111,334

Sales	(3,825)

Transfers into Level 3**	—

Transfers out of Level 3**	—

Balance as of March 31, 2019	$109,178

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $548 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended March 31, 2019.

*** Commencement of Operations.

LOW DURATION BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$7,723,606	$1,810,517	$3,501,547

Accrued discounts/premiums	(607)	—	(107,560)

Realized (loss)	(36,583)	—	—

Change in unrealized appreciation/ (depreciation)*	140,752	(905,258)	(488,608)

Purchases	—	—	—

Sales	(5,550,483)	—	—

Transfers into Level 3**	—	—	—

Transfers out of Level 3**	—	—	(801,011)

Balance as of March 31, 2019	$2,276,685	$905,259	$2,104,368

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(1,012,215) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $801,011 transferred from level 3 to level 2 in the disclosure hierarchy.

267 / Annual Report March 2019

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2018	$211,574	$1,238,386
Accrued discounts/premiums	284	13,133
Realized gain/(loss)	579	(51,803)
Change in unrealized (depreciation)*	(30,925)	(308,030)
Purchases	—	276,613
Sales	(50,945)	(56,605)
Corporate action	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	(703,998)

Balance as of March 31, 2019	$130,567	$407,696 ***

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(155,175) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $703,998 transferred from level 3 to level 2 in the disclosure hierarchy.

***As of March 31, 2019, GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2018	$10,392,233	$24,876,384	$20,071,951	$23,600,001	$16,652,349
Accrued discounts/premiums	—	71,539	—	(54,437)	(1,037,759)
Realized (loss)	—	(11,624)	—	—	—
Change in unrealized appreciation/ (depreciation)*	(1,808,175)	427,560	(10,035,976)	(1,433,139)	(515,650)
Purchases	—	(353,122)	—	—	—
Sales	—	(13,621,332)	—	(1,865,273)	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	(8,842)

Balance as of March 31, 2019	$8,584,058	$11,389,405	$10,035,975	$20,247,152	$15,090,098 ***

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(13,407,379) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $8,842 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of March 31, 2019, GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

Annual Report March 2019 / 268

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$31,324

Accrued discounts/premiums	(5,360)

Realized (loss)	—

Change in unrealized appreciation*	7,188

Purchases	—

Sales	—

Transfers into Level 3**	—

Transfers out of Level 3**	—

Balance as of March 31, 2019	$33,152	***

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $7,188 and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2019.

*** As of March 31, 2018 and March 31, 2019, MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value.

UNCONSTRAINED BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2018	$5,782,639	$1,907,774	$2,155,066	$38,334,680

Accrued discounts/premiums	10,777	—	(8,452)	(1,773,105)
Realized (loss)	(117,529)	—	(22,455)	(263,273)

Change in unrealized appreciation/ (depreciation)*	332,926	(953,887)	(1,159,808)	(8,044,157)

Purchases	—	—	—	2,061,515

Sales	(3,453,883)	—	(170,330)	(513,382)

Transfers into Level 3**	—	—	1,935,750	—

Transfers out of Level 3**	—	—	—	(29,695,456)

Balance as of March 31, 2019	$2,554,930	$953,887	$2,729,771	$106,822 ***

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2019 was $(1,834,907) and is included in the related net realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used observable inputs in determining the value of certain investments. As of March 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,935,750 transferred from level 2 to level 3 in the disclosure hierarchy. As of March 31, 2018, the Fund used significant unobservable inputs in determining the value of certain other investments. As of March 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $29,695,456 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of March 31, 2018 and March 31, 2019, Master Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value. As of March 31, 2019, GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

269 / Annual Report March 2019

Notes to Financial Statements (Continued)

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2019, are as follows:

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
ALPHATRAK 500 FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$6,804	Third-party Vendor	Vendor Prices	$99.69	$99.69
Mortgage-Backed Securities -
Commercial Mortgage-Backed	$82,929	Third-party Vendor	Vendor Prices	0.81 - 4.36	2.78
Mortgage-Backed Securities-Non
Agency	$47,803	Third-party Vendor	Vendor Prices	1.63	1.63

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
CORPORATE BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$49,677	Third-party Vendor	Vendor Prices	$0.81 - $4.61	$2.49

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FLEXIBLE INCOME FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$28,743	Third-party Vendor	Vendor Prices	$3.06	$3.06
Mortgage-Backed Securities-Non- Agency	$153,644	Third-party Vendor	Vendor Prices	3.57 - 24.31	13.98

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FLOATING RATE INCOME FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,478,928	Third-party Vendor	Vendor Prices	$94.46 - $100.00	$97.91

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
HIGH YIELD BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Common Stock	$4,378,741	Broker Quote	Offered Quote	$8.50 - $29.00	$8.99
Corporate Securities	$376,362	Third-party Vendor	Vendor Prices	40.50 - 105.06	77.27
Warrant	$55,696	Third-party Vendor	Vendor Prices	3.50 - 4.25	4.14

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
INTERMEDIATE BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$290,291	Third-party Vendor	Vendor Prices	$99.69	$99.69
Common Stock	$68,119	Third-party Vendor	Vendor Prices	8.50	8.50

INVESTMENT GRADE CREDIT	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$29,877	Third-party Vendor	Vendor Prices	$0.81	$0.81
Mortgage-Backed Securities-Non
Agency	$79,301	Third-party Vendor	Vendor Prices	82.69	82.69

Annual Report March 2019 / 270

Notes to Financial Statements (Continued)

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
LOW DURATION BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,276,685	Third-party Vendor	Vendor Prices	$94.46 - $99.69	$97.59
Common Stock	$905,259	Broker Quote	Offered Quote	8.50	8.50
Mortgage-Backed Securities-Non-
Agency	$2,104,368	Third-party Vendor	Vendor Prices	1.84	1.84

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
STRATEGIC INCOME FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$130,567	Benchmark Pricing	Offered Quote	$8.54 - $28.00	$22.65
Mortgage-Backed Securities-
Commercial Mortgage Backed	$250,360	Third-party Vendor	Vendor Prices	3.06 - 4.91	4.29
Mortgage-Backed Securities-Non-
Agency	$157,336	Third-party Vendor	Vendor Prices	0.00 - 9.28	9.28

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
TOTAL RETURN BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Asset-Backed Securities	$8,584,058	Benchmark Pricing	Offered Quote	$28.00 - $31.00	$29.73
Bank Loans	$11,389,405	Third-party Vendor	Vendor Prices	96.10 - 99.69	97.25
Common Stock	$10,035,975	Broker Quote	Offered Quote	8.50	8.50
Corporate Securities	$20,247,152	Third-party Vendor	Vendor Prices	106.53	106.53
Mortgage-Backed Securities-Non-
Agency	$15,090,098	Third-party Vendor	Vendor Prices	0.00 - 3.23	2.19

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
ULTRA SHORT BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities - Non- Agency	$33,152	Third-party Vendor	Vendor Prices	$0.00 - $1.63	$1.63

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
UNCONSTRAINED BOND FUND	AT 3/31/19	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,554,930	Third-party Vendor	Vendor Prices	$94.46 - $99.69	$96.06
Common Stock	$953,887	Broker Quote	Offered Quote	8.50	8.50
Corporate Securities	$2,729,771	Third-party Vendor	Vendor Prices	40.50 - 106.53	85.22
Mortgage-Backed Securities-Non-
Agency	$106,822	Third-party Vendor	Vendor Prices	0.00 - 9.28	7.30

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process.

271 / Annual Report March 2019

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES

	ASSET	LIABILITY
DERIVATIVE TYPE	DERIVATIVES	DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received on swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	Investments, at value	Options written
Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts
	Premiums paid for swap contracts	Premiums received for swap contracts
	Receivable for daily variation margin	Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2019:

		ASSET DERIVATIVE INVESTMENTS

		CORPORATE	FLEXIBLE
	ALPHATRAK	BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND
Equity contracts:
Futures[1]	$428,715	$—	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	1,063	—	—	1,182,324	861,831
Swaps	—	—	—	—	—	603,191

Total	$428,715	$1,063	$—	$—	$1,182,324	$1,465,022

		ASSET DERIVATIVE INVESTMENTS

	INVESTMENT
	GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND
Interest contracts:
Futures[1]	$18,440	$3,766,741	$6,685	$107,325,349	$7,399	$2,380,457
Swaps	4,785	1,886,294	74,761	59,953,011	—	2,642,773

Total	$23,225	$5,653,035	$81,446	$167,278,360	$7,399	$5,023,230

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Annual Report March 2019 / 272

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS

		CORPORATE	FLEXIBLE
	ALPHATRAK	BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND

Interest contracts:
Futures[1]	$—	$—	$—	$—	$(746,994)	$(133,298)
Swaps	—	—	—	—	—	(600,905)

Total	$—	$—	$—	$—	$(746,994)	$(734,203)

[1]Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments.

		LIABILITY DERIVATIVE INVESTMENTS

	INVESTMENT
	GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND

Interest contracts:
Futures[1]	$(20,794)	$(463,484)	$(200,634)	$(21,679,397)	$—	$(6,427,258)
Options and swaptions written	—	(1,257)	—	—	—	—
Swaps	(4,752)	(1,879,134)	(74,519)	(59,761,960)	—	(2,632,688)

Total	$(25,546)	$(2,343,875)	$(275,153)	$(81,441,357)	$—	$(9,059,946)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

		CORPORATE	FLEXIBLE
	ALPHATRAK	BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND
Credit contracts:
Swap contracts	$—	$—	$—	$—	$(338,761)	$—
Equity contracts:
Futures	(236,029)	—	—	—	—	—
Interest contracts:
Futures	—	3,329	—	—	1,004,882	537,733
Swap contracts	—	—	—	—	—	37
Foreign currency exchange contracts	(15,903)	—	—	274,724	—	176,311
Foreign currency transactions	—	—	—	(34,738)	—	(7,033)

Total	$(251,932)	$3,329	$—	$239,986	$666,121	$707,048

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT
	GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND
Interest contracts:
Futures	$(1,384)	$810,690	$(202,018)	$95,774,401	$17,403	$465,638
Options and swaptions written	—	—	—	393,890	—	—
Swap contracts	(6)	115	5	4,362	—	161
Foreign currency exchange contracts	—	1,840,320	96,350	2,837,382	305,114	458,759
Foreign currency transactions	—	(50,311)	(168)	(1,213,480)	(2,040)	—

Total	$(1,390)	$2,600,814	$(105,831)	$97,796,555	$320,477	$924,558

273 / Annual Report March 2019

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED
		IN THE STATEMENTS OF OPERATIONS

		CORPORATE	FLEXIBLE
	ALPHATRAK	BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND
Equity contracts:
Futures	$1,423,249	$—	$—	$—	$—	$—
Interest contracts:
Futures	—	1,063	—	—	391,668	543,965
Swap contracts	—			—	308,527	2,286
Foreign currency exchange contracts	15,903	—	—	—	—	192,824
Foreign currency transactions	—	—	—	—	—	(534)

Total	$1,439,152	$1,063	$—	$—	$700,195	$738,541

		CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED
			IN THE STATEMENTS OF OPERATIONS

	INVESTMENT
	GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND
Interest contracts:
Futures	$(2,354)	$2,832,473	$(175,155)	$65,079,365	$2,130	$(2,948,848)
Options and swaptions written	—	13,962	—	—	—	—
Swap contracts	33	7,160	242	191,051	—	10,085
Foreign currency exchange contracts	—	—	62,621	21,112,610	—	(458,760)
Foreign currency transactions	—	(1,325)	—	(37,736)	(53,541)	—

Total	$(2,321)	$2,852,270	$(112,292)	$86,345,290	$(51,411)	$(3,397,523)

Annual Report March 2019 / 274

Notes to Financial Statements (Continued)

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

		CORPORATE	FLEXIBLE
	ALPHATRAK	BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND
Financial futures contracts:
Average number of contracts purchased	129	2	—	—	1,064	1,262
Average number of contracts sold	—	—	—	—	103	119
Average value of contracts purchased	$534,165	$1,796	$—	$—	$859,485	$1,121,307
Average value of contracts sold	$—	$—	$—	$—	$300,833	$95,749
Credit default swaps:
Average number of contracts - buy protection	—	—	—	—	2	—
Average notional value - buy protection	$—	$—	$—	$—	$14,812,500	$—
Interest Rate Swaps:
Average number of contracts - pays fixed rate	—	—	—	—	—	1
Average notional value - pays fixed rate	$—	$—	$—	$—	$—	$7,903
Average number of contracts - receives fixed rate	—	—	—	—	—	1
Average notional value - receives fixed rate	$—	$—	$—	$—	$—	$19,223
Foreign currency exchange contracts:
Average number of contracts sold	—	—	—	1	—	2
Average value of contracts sold	$—	$—	$—	$173,864	$—	$144,378

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]

	INVESTMENT GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND
Financial futures contracts:
Average number of contracts purchased	14	6,386	1	124,719	31	2,620
Average number of contracts sold	5	410	96	16,521	—	1,269
Average value of contracts purchased	$15,056	$4,640,732	$3,692	$130,001,083	$22,527	$2,619,589
Average value of contracts sold	$13,691	$330,260	$126,142	$20,170,094	$—	$4,141,100
Written options:
Average number of contracts	—	—	—	1	—	—
Average notional value	$—	$—	$—	$1,459,430	$—	$—
Interest rate swaps:
Average number of contracts - pays fixed rate	1	1	1	1	—	1
Average number of contracts - receives fixed rate	1	1	1	1	—	1
Average notional value - pays fixed rate	$63	$24,713	$980	$785,930	$—	$34,623
Average notional value - receives fixed rate	$153	$60,113	$2,383	$1,910,585	$—	$84,220
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	1	1	3	1	—
Average value of contracts sold	$—	$483,466	$3,167	$22,448,786	$19,054	$—

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2019.

275 / Annual Report March 2019

Notes to Financial Statements (Continued)

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Annual Report March 2019 / 276

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2019:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International Swaptions	$3,615	$(2,358)	$(1,257)	$—

Total Goldman Sachs International	3,615	(2,358)	(1,257)	—

Total	$3,615	$(2,358)	$(1,257)	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2019:

		LOW DURATION BOND FUND

COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International Swaptions	$1,257	$—	$1,257	$—

Total Goldman Sachs International	1,257	—	1,257	—

Total	$1,257	$—	$1,257	$—

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

277 / Annual Report March 2019

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2019, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in

Annual Report March 2019 / 278

Notes to Financial Statements (Continued)

accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2019, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the year ended March 31, 2019, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2019, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

279 / Annual Report March 2019

Notes to Financial Statements (Continued)

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements held on March 31, 2019.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

Annual Report March 2019 / 280

Notes to Financial Statements (Continued)

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2019, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2019, for which a portfolio is the seller of protection are also disclosed. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

281 / Annual Report March 2019

Notes to Financial Statements (Continued)

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2019, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2019, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Annual Report March 2019 / 282

Notes to Financial Statements (Continued)

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

283 / Annual Report March 2019

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2019, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$11,782,270	$9,604,255
Corporate Bond Fund*	2,315,081	398,629
Flexible Income Fund**	4,466,536	1,503,665
Floating Rate Income Fund	155,080,742	129,022,773
High Yield Bond Fund	540,595,015	657,443,187
Intermediate Bond Fund	160,217,502	352,734,361
Investment Grade Credit Fund*	6,104,567	1,836,146
Low Duration Bond Fund	542,376,684	736,973,573
Strategic Income Fund	22,451,174	32,833,584
Total Return Bond Fund	16,334,679,317	22,856,921,182
Ultra Short Bond Fund	15,786,203	21,861,313
Unconstrained Bond Fund	978,884,024	1,341,857,597

* The Fund commenced operations on June 29, 2018.

** The Fund commenced operations on November 30, 2018.

Investment transactions in U.S. government securities for the year ended March 31, 2019 were as follows:

PORTFOLIO	PURCHASES	SALES
AlphaTrak 500 Fund	$7,893,150	$9,247,937
Corporate Bond Fund*	2,856,059	2,713,717
Flexible Income Fund**	1,412,466	669,602
Floating Rate Income Fund	—	—
High Yield Bond Fund	19,284,880	36,748,284
Intermediate Bond Fund	1,805,551,400	1,721,689,093
Investment Grade Credit Fund*	9,053,388	7,650,341
Low Duration Bond Fund	3,334,521,834	3,619,927,144
Strategic Income Fund	8,198,281	7,183,734
Total Return Bond Fund	169,401,407,279	172,527,375,539
Ultra Short Bond Fund	141,415,325	159,137,939
Unconstrained Bond Fund	289,334,564	257,766,912

* The Fund commenced operations on June 29, 2018.

** The Fund commenced operations on November 30, 2018.

Purchases include the Intermediate Bond Fund, Low Duration Bond Fund, Total Return Bond Fund and Unconstrained Bond Fund’s purchase of certain securities from affiliated investment accounts for a total of $1,233,924, $1,662,744, $19,937,135 and $26,028,220, respectively. These trades are in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

During the year ended March 31, 2019, the Intermediate Bond Fund permitted an in-kind purchase of its shares, accepting payment for such shares in the form of securities that are permissible investments of the Fund. The purchase in-kind occurred on March 27, 2019 and totaled $21,104,488.

During the year ended March 31, 2019, the Total Return Bond Fund permitted an in-kind purchase of its shares, accepting payment for such shares in the form of securities that are permissible investments of the Fund and cash. The purchase in-kind occurred on June 27, 2018 and totaled $161,197,777, of which $7,400,000 was in cash.

Annual Report March 2019 / 284

Notes to Financial Statements (Continued)

Investment transactions in the shares of affiliated issuers for the year ended March 31, 2019 were as follows:

	VALUE AT BEGINNING OF PERIOD	PURCHASES	SALES	DIVIDEND/ INTEREST	VALUE AT END OF PERIOD	REALIZED GAIN/ LOSS	CHANGE IN UNREALIZED APP/DEP
High Yield Bond Fund
Homer City Holdings LLC	$8,549,436	$—	$—	$—	$ 4,274,718	—	$ (4,274,718)

Total Return Bond Fund
Homer City Holdings LLC	20,071,951	—	—	—	10,035,975	—	(10,035,976)

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.45%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index over the same period. Under this agreement, the basic fee was decreased by 0.21% resulting in $900,905 of total management fees for the year ended March 31, 2019. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee decreased by 0.07% resulting in $51,517 total management fees for the year ended March 31, 2019.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

285 / Annual Report March 2019

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2019, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A
Corporate Bond Fund	0.40%	0.40%	N/A	N/A	0.75%	0.50%	N/A	N/A
Flexible Income Fund	0.45%	0.45%	N/A	N/A	0.80%	0.55%	N/A	N/A
Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A
Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A

1 The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2019, unless approved by the Board.

At March 31, 2019, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2019	2020	2021	2022	TOTAL

AlphaTrak 500 Fund	$120,243	$131,176	$—	$88,122	$339,541
Corporate Bond Fund	—	—	—	138,411	138,411
Flexible Income Fund	—	—	—	84,349	84,349
Floating Rate Income Fund	60,249	101,217	69,036	47,495	277,997
High Yield Bond Fund	173,972	239,308	252,493	201,390	867,163
Investment Grade Credit Fund	—	—	—	142,645	142,645
Ultra Short Bond Fund	256,571	227,293	233,733	247,985	965,582

Total	$611,035	$698,994	$555,262	$950,397	$2,815,688

During the year ended March 31, 2019, the Adviser recouped $117,930 and $194,740 from the Strategic Income Fund and the Unconstrained Bond Fund, respectively.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $120,000 and $10,000 for each meeting of the Board attended in person and $2,500 for each meeting attended telephonically. The chairman of the Board receives an annual retainer of $51,000. The respective chairman of the Audit Committee and the Nominating and Governance Committee each receive additional annual retainer of $34,000 and $17,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Corporate Bond Fund, the Flexible Income Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Strategic Income Fund, the Total Return Bond Fund, the Ultra Short Bond Fund, the Unconstrained Bond Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays TCW Funds Distributors, Inc., as the Trust’s distribution coordinator,

Annual Report March 2019 / 286

Notes to Financial Statements (Continued)

an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2019. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2019, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of March 31, 2019:

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN
Pearl Intermediate Parent LLC, Delayed-Draw Term Loan, 1st Lien	February	2025	$102,577	$(5,257)
Premise Health Holding Corp., Term Loan, 1st Lien	July	2025	55,219	(207)
GlobalLogic Holdings, Inc., Term Loan B, 1st Lien	August	2025	62,344	156
VT Topco, Inc., Term Loan, 1st Lien	August	2025	84,482	(451)
NMN Holdings III Corp. Term Loan, 1st Lien	November	2025	260,531	(1,313)

Total Unfunded Commitments			$565,153	$(7,072)

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of year	1,819,250	2,314,322

Shares sold	905,645	1,580,421
Shares issued through reinvestment of distributions	39,091	17,635
Shares redeemed	(787,334)	(2,093,128)

Net increase/(decrease) in fund shares	157,402	(495,072)

Shares outstanding at end of year	1,976,652	1,819,250

287 / Annual Report March 2019

Notes to Financial Statements (Continued)

	CORPORATE BOND FUND
	CLASS M	CLASS I
	PERIOD ENDED MARCH 31, 2019*	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	74,500	125,500
Shares issued through reinvestment of distributions	3,358	5,900
Shares redeemed	—	—

Net increase in fund shares	77,858	131,400

Shares outstanding at end of period	77,858	131,400

*The Fund commenced operations on June 29, 2018.

	FLEXIBLE INCOME FUND
	CLASS M	CLASS I
	PERIOD ENDED MARCH 31, 2019*	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	100	497,008
Shares issued through reinvestment of distributions	2	6,956
Shares redeemed	—	—

Net increase in fund shares	102	503,964

Shares outstanding at end of period	102	503,964

*The Fund commenced operations on November 30, 2018.

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2019	2018

Change in Fund shares:
Shares outstanding at beginning of year	1,570,979	2,491,449	23,648,073	20,507,647

Shares sold	1,172,386	1,285,551	10,035,268	4,790,545
Shares issued through reinvestment of distributions	69,340	68,549	1,119,702	817,832
Shares redeemed	(1,678,787)	(2,274,570)	(8,294,715)	(2,467,951)

Net increase/(decrease) in fund shares	(437,061)	(920,470)	2,860,255	3,140,426

Shares outstanding at end of year	1,133,918	1,570,979	26,508,328	23,648,073

Annual Report March 2019 / 288

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	22,090,985	35,874,114	41,195,325	55,451,183

Shares sold	6,210,384	3,456,370	21,328,208	13,075,188

Shares issued through reinvestment of distributions	832,077	971,536	1,413,478	1,637,526

Shares redeemed	(9,738,131)	(18,211,035)	(33,563,261)	(28,968,572)

Net (decrease) in fund shares	(2,695,670)	(13,783,129)	(10,821,575)	(14,255,858)

Shares outstanding at end of year	19,395,315	22,090,985	30,373,750	41,195,325
	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	5,183,235	8,930,814	75,238,162	102,657,569

Shares sold	877,124	1,015,450	14,148,475	17,352,718

Shares issued through reinvestment of distributions	102,117	115,749	1,804,025	1,844,006

Shares redeemed	(2,752,723)	(4,878,778)	(22,803,666)	(46,616,131)

Net (decrease) in fund shares	(1,773,482)	(3,747,579)	(6,851,166)	(27,419,407)

Shares outstanding at end of year	3,409,753	5,183,235	68,386,996	75,238,162

	INVESTMENT GRADE CREDIT FUND
	CLASS M	CLASS I
	PERIOD ENDED MARCH 31, 2019*	PERIOD ENDED MARCH 31, 2019*

Change in Fund shares:

Shares outstanding at beginning of period	—	—

Shares sold	73,250	470,417

Shares issued through reinvestment of distributions	4,208	22,274

Shares redeemed	—	—

Net increase in fund shares	77,458	492,691

Shares outstanding at end of period	77,458	492,691

*The Fund commenced operations on June 29, 2018.

289 / Annual Report March 2019

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	112,971,343	147,299,850	195,150,136	208,222,371

Shares sold	4,407,081	10,695,919	49,100,128	59,084,070

Shares issued through reinvestment of distributions	1,918,661	1,935,913	4,506,861	3,285,628

Shares redeemed	(52,417,820)	(46,960,339)	(66,947,354)	(75,441,933)

Net (decrease) in fund shares	(46,092,078)	(34,328,507)	(13,340,365)	(13,072,235)

Shares outstanding at end of year	66,879,265	112,971,343	181,809,771	195,150,136

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	481,657	639,733

Shares sold	37,099	122,944

Shares issued through reinvestment of distributions	272	1,721

Shares redeemed	(482,005)	(282,741)

Net (decrease) in fund shares	(444,634)	(158,076)

Shares outstanding at end of year	37,023	481,657

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	3,308,284	5,516,252	8,744,185	8,764,620

Shares sold	443,336	1,079,210	1,543,100	1,716,900

Shares issued through reinvestment of distributions	113,226	146,807	395,079	322,338

Shares redeemed	(1,595,682)	(3,433,985)	(2,149,561)	(2,059,673)

Net (decrease) in fund shares	(1,039,120)	(2,207,968)	(211,382)	(20,435)

Shares outstanding at end of year	2,269,164	3,308,284	8,532,803	8,744,185

Annual Report March 2019 / 290

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	1,110,357,245	1,440,045,438	4,524,412,707	4,637,417,821

Shares sold	142,096,374	200,011,154	1,043,356,270	1,379,650,099

Shares issued through reinvestment of distributions	26,052,285	24,632,131	106,872,162	89,111,567

Shares redeemed	(380,320,898)	(554,331,478)	(1,828,383,690)	(1,581,766,780)

Net (decrease) in fund shares	(212,172,239)	(329,688,193)	(678,155,258)	(113,005,114)

Shares outstanding at end of year	898,185,006	1,110,357,245	3,846,257,449	4,524,412,707

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	93,216,336	72,617,898	1,865,273,582	1,376,039,895

Shares sold	38,817,475	36,885,884	738,797,642	830,381,527

Shares issued through reinvestment of distributions	2,314,392	1,583,326	56,600,596	35,548,697

Shares redeemed	(39,352,962)	(17,870,772)	(602,513,357)	(376,696,537)

Net increase in fund shares	1,778,905	20,598,438	192,884,881	489,233,687

Shares outstanding at end of year	94,995,241	93,216,336	2,058,158,463	1,865,273,582

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	11,940,212	15,523,122	16,126,155	16,555,337

Shares sold	1,322,640	4,065,009	5,690,787	8,775,321

Shares issued through reinvestment of distributions	186,878	142,392	371,629	178,509

Shares redeemed	(5,380,747)	(7,790,311)	(6,247,765)	(9,383,012)

Net (decrease) in fund shares	(3,871,229)	(3,582,910)	(185,349)	(429,182)

Shares outstanding at end of year	8,068,983	11,940,212	15,940,806	16,126,155

291 / Annual Report March 2019

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2019	YEAR ENDED MARCH 31, 2018

Change in Fund shares:

Shares outstanding at beginning of year	54,336,734	122,812,923	222,210,891	167,977,081

Shares sold	10,228,971	41,799,083	95,778,587	99,192,116

Shares issued through reinvestment of distributions	1,506,781	2,690,178	6,826,781	4,489,214

Shares redeemed	(27,521,171)	(112,965,450)	(99,937,271)	(49,447,520)

Net increase/(decrease) in fund shares	(15,785,419)	(68,476,189)	2,668,097	54,233,810

Shares outstanding at end of year	38,551,315	54,336,734	224,878,988	222,210,891

10. LITIGATION

From time to time, a Fund may become a party to certain legal proceedings incidental to the normal course of its business. The Metropolitan West High Yield Bond Fund (“Fund”) was served in May of 2015 with a complaint naming it as a defendant along with others in a lawsuit brought by a trust (the “Avoidance Trust”), created pursuant to the General Motors Corporation (“GM”) Chapter 11 reorganization in 2009. The action involves a secured term loan to GM (“Term Loan”) that was paid off after GM’s bankruptcy filing, and seeks recovery of the amount paid to each Term Loan lender because of a purportedly unperfected lien on the date of bankruptcy. The Avoidance Trust seeks to recover (i) cash paid to Term Loan lenders both immediately before and after the GM bankruptcy filing, and (ii) unspecified interest on the amounts recovered. The approximate amount the Fund received on account of the Term Loan after the GM’s bankruptcy filing is $3.5 million. The Fund has engaged counsel and the parties began mediation in December 2017, and, on February 1, 2019, disclosed that they had reached agreement in principle on a settlement that would resolve all claims and cross-claims in the litigation. On February 1, 2019, the Bankruptcy Court entered an order staying all deadlines in light of the potential settlement. The terms of the proposed settlement were not made public. On April 12, 2019, the parties alerted the Bankruptcy Court that a final settlement agreement was in the process of being signed.

11. FEDERAL	TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2019, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	AMOUNT UTILIZED IN CURRENT YEAR	AMOUNT EXPIRED IN CURRENT YEAR	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*
AlphaTrak 500 Fund	$ 1,277,145	$11,340,051	$ —	$ —
Floating Rate Income Fund	—	—	—	1,774,429
High Yield Bond Fund	4,109,489	—	—	74,502,190
Intermediate Bond Fund	1,344,987	—	20,396,478	3,552,876
Low Duration Bond Fund	1,876,208	42,081,240	14,924,352	61,286,771
Strategic Income Fund	—	41,345,040	12,034	21,572
Total Return Bond Fund	148,036,888	—	1,448,532,077	113,389,593
Ultra Short Bond Fund	—	10,083,524	564,706	4,859,839
Unconstrained Bond Fund	—	—	830,022	1,977,075

*Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2019 / 292

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2019, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

		CORPORATE	FLEXIBLE INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	ALPHATRAK 500 FUND	BOND FUND	FUND	INCOME FUND	BOND FUND	BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$12,244	$10,284	$83,432	$284,140	$2,249,832	$419,181
Undistributed long-term gains	—	2,635	—	—	—	—
Other temporary differences	(892)	—	—	(662,353)	(181,092)	(60,314)
Accumulated capital loss carryforwards and post-October losses	—	—	—	(1,774,429)	(74,502,190)	(23,949,354)
Net unrealized appreciation/ (depreciation)	(25,459)	52,662	158,477	(2,634,345)	(28,016,402)	6,052,726

Total accumulated earnings/(losses)	$(14,107)	$65,581	$241,909	$(4,786,987)	$(100,449,852)	$(17,537,761)

	INVESTMENT GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$43,595	$—	$547,122	$33,304,755	$29,164	$—
Other temporary differences	—	(1,496,233)	(472,873)	(16,245,303)	(8,290)	(9,955,411)
Accumulated capital loss carryforwards and post-October losses	—	(76,211,123)	(33,606)	(1,561,921,670)	(5,424,545)	(2,807,097)
Net unrealized appreciation/ (depreciation)	66,623	5,596,569	(1,750,133)	702,076,220	67,530	(7,562,369)

Total accumulated earnings/(losses)	$110,218	$(72,110,787)	$(1,709,490)	$(842,785,998)	$(5,336,141)	$(20,324,877)

Permanent differences incurred during the fiscal year ended March 31, 2019, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) ACCUMULATED EARNINGS/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$ 11,340,051	$ (11,340,051)
High Yield Bond Fund	(532,153)	532,153
Low Duration Bond Fund	42,156,237	(42,156,237)
Strategic Income Fund	41,345,040	(41,345,040)
Ultra Short Bond Fund	10,083,524	(10,083,524)
Unconstrained Bond Fund	22,476	(22,476)

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

293 / Annual Report March 2019

Notes to Financial Statements (Continued)

Tax Basis of Distributions to Shareholders:

			CORPORATE
	ALPHATRAK 500		BOND
	FUND		FUND
	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2019
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$404,612	$172,470	$92,911
Total taxable distributions	$404,612	$172,470	$92,911

	FLEXIBLE INCOME	FLOATING RATE INCOME
	FUND	FUND
	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2019	2018
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$73,147	$12,044,339	$9,097,841
Total taxable distributions	$73,147	$12,044,339	$9,097,841

	HIGH YIELD		INTERMEDIATE
	BOND FUND		BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2019	2018
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$22,898,195	$26,729,019	$19,975,909	$21,257,599
Total taxable distributions	$22,898,195	$26,729,019	$19,975,909	$21,257,599

	INVESTMENT GRADE	LOW DURATION
	CREDIT FUND	BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2019	2018
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$269,172	$57,080,447	$47,578,780
Return of Capital	—	74,997	—
Total taxable distributions	$269,172	$57,155,444	$47,578,780

	STRATEGIC INCOME		TOTAL RETURN
	FUND		BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2019	2018
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$4,012,968	$3,883,583	$2,110,133,981	$1,745,362,589
Total taxable distributions	$4,012,968	$3,883,583	$2,110,133,981	$1,745,362,589

	ULTRA SHORT		UNCONSTRAINED
	BOND FUND		BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2019	2018	2019	2018
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$2,419,646	$1,586,800	$116,943,189	$105,370,055
Net long-term capital gains	—	—	—	3,040,227
Return of Capital	—	—	22,476	—
Total taxable distributions	$2,419,646	$1,586,800	$116,965,665	$108,410,282

Annual Report March 2019 / 294

Notes to Financial Statements (Continued)

Tax Cost

As of March 31, 2019, gross unrealized appreciation/(depreciation) based on cost for federal income tax purposes were as follows:

		CORPORATE	FLEXIBLE
		BOND	INCOME	FLOATING RATE	HIGH YIELD	INTERMEDIATE
	ALPHATRAK 500 FUND	FUND	FUND	INCOME FUND	BOND FUND	BOND FUND

Tax Cost	$21,093,588	$2,088,294	$5,174,427	$286,698,472	$514,237,978	$836,554,239

Gross unrealized appreciation	104,328	75,244	175,907	600,867	6,221,595	9,122,846
Gross unrealized (depreciation)	(129,787)	(22,582)	(17,430)	(3,235,212)	(34,237,997)	(3,070,190)

Net unrealized appreciation/ (depreciation)	$ (25,459)	$ 52,662	$ 158,477	$ (2,634,345)	$ (28,016,402)	$ 6,052,656

	INVESTMENT
	GRADE	LOW DURATION	STRATEGIC	TOTAL RETURN	ULTRA SHORT	UNCONSTRAINED
	CREDIT FUND	BOND FUND	INCOME FUND	BOND FUND	BOND FUND	BOND FUND

Tax Cost	$5,759,232	$2,322,623,378	$86,587,380	$76,613,832,206	$104,560,362	$3,121,998,901

Gross unrealized appreciation	166,492	20,213,281	3,122,246	1,226,412,070	359,518	65,551,223
Gross unrealized (depreciation)	(99,869)	(14,616,959)	(4,872,379)	(524,343,223)	(291,988)	(73,113,592)

Net unrealized appreciation/ (depreciation)	$ 66,623	$ 5,596,322	$ (1,750,133)	$ 702,068,847	$ 67,530	$ (7,562,369)

12.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 13, 2019. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the year ended March 31, 2019. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

13.	INDEMNIFICATIONS

Under the Funds ‘organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

14.	SEC SIMPLIFICATION

In August 2018, the Securities and Exchange Commission adopted the Disclosure Update and Simplification rule, which amends certain disclosure requirements. The amendment requires presentation of the total, rather than the components, of accumulated or undistributed earnings on the Statements of Assets and Liabilities; the amendment also provides the presentation of the distributions on the Statements of Changes in Net Assets at the total level rather than components and to remove the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

15.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB released Accounting Standards Update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting — Chapter 8 Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management is currently evaluating the impact of the ASU to the financial statements.

295 / Annual Report March 2019

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Metropolitan West Funds (the “Funds”), comprising Metropolitan West AlphaTrak 500 Fund, Metropolitan West Corporate Bond Fund, Metropolitan West Flexible Income Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Investment Grade Credit Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Strategic Income Fund, Metropolitan West Total Return Bond Fund, Metropolitan West Ultra Short Bond Fund, and Metropolitan West Unconstrained Bond Fund, including the schedules of portfolio investments, as of March 31, 2019, the related statements of operations (as to Metropolitan West High Yield Bond Fund, consolidated statement of operations) for the year then ended, the statements of changes in net assets (as to Metropolitan West High Yield Bond Fund, consolidated statements of changes in net assets) for each of the two years in the period then ended, and the financial highlights (as to Metropolitan West High Yield Bond Fund, consolidated financial highlights) for each of the five years in the period then ended for the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund; the related statements of operations, changes in net assets, and financial highlights for the period from June 29, 2018 (commencement of operations) through March 31, 2019, for Metropolitan West Corporate Bond Fund; the related statements of operations, changes in net assets, and financial highlights for the period from June 29, 2018 (commencement of operations) through March 31, 2019, for Metropolitan West Investment Grade Credit Fund; the related statements of operations, changes in net assets, and financial highlights for the period from December 3, 2018 (commencement of operations) through March 31, 2019, for Metropolitan West Flexible Income Fund, and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds, except Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five year years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Metropolitan West Corporate Bond Fund, Metropolitan West Investment Grade Credit Fund, and Metropolitan West Flexible Income Fund as of March 31, 2019; the results of operations, changes in net assets, and financial highlights for Metropolitan West Corporate Bond Fund for the period from June 29, 2018 (commencement of operations) through March 31, 2019; the results of operations, changes in net assets, and financial highlights for Metropolitan West Investment Grade Credit Fund for the period from June 29, 2018 (commencement of operations) through March 31, 2019; and the results of operations, changes in net assets, and financial highlights for Metropolitan West Flexible Income Fund for the period from December 3, 2018 (commencement of operations) through March 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Annual Report March 2019 / 296

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

May 23, 2019

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

297 / Annual Report March 2019

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended on June 29, 2018 for the purpose of adding the Corporate Bond Fund, the Flexible Income Fund and the Investment Grade Credit Fund. Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020 with respect to each Fund except for the Corporate Bond Fund, the Flexible Income Fund and the Investment Grade Credit Fund, for which the Agreement remains in the initial two-year term. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional financial, profitability and service information from the Adviser, which the Adviser provided and the Trustees considered.

Review process - The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2. Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s recent hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management,

Annual Report March 2019 / 298

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Adviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized the Adviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third (Class I)/fourth (Class M) quintile for the five-year period, the fourth quintile for the three-year period and the third quintile for the one-year period.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period and the third quintile for the three- and one-year periods. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group. They also considered the limitations of using the alternative credit focus funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the second quintile for the one-year period.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the fourth quintile for the one-year period.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-year period, the fifth quintile for the five-year period, the third quintile for the three-year period and the second quintile for the one-year period.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

299 / Annual Report March 2019

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the fourth quintile for the ten- and five-year periods, the third quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees also considered that the peer group funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period and the third quintile for the five-, three- and one-year periods. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the ten-, five- and three-year periods and the third quintile for the one-year period.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund and the Floating Rate Income Fund. The Board and the Independent Trustees considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison for either the Unconstrained Bond Fund or the Strategic Income Fund given the significant differences in the strategies used by the Fund as compared to those used by funds in the peer group. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board and the Independent Trustees further noted that the AlphaTrak 500 Fund and the Strategic Income Fund each employ a fulcrum fee that adjusts upward from a basic fee only if the Fund has favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board and the Independent Trustees noted that such a fee structure is designed so that the advisory fee payable to the Adviser by either Fund would be on the higher end of the fee range only if the Fund had favorable relative net performance. The Board and the Independent Trustees also noted the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may potentially recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it occurs within three years and does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the

Annual Report March 2019 / 300

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its contractual advisory fee and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

301 / Annual Report March 2019

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Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2019 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2019 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2019, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLEXIBLE INCOME FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Net Investment Income Distributions	100.00%	92.41%	99.81%	100.00%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	7.59%	0.19%	0.00%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.56%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.56%	0.00%
U.S. Government Interest (3)	21.07%	3.42%	2.53%	2.46%	3.22%	31.38%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	95.14%	96.22%	96.68%	98.56%	84.42%	91.39%
Qualified Short-Term Capital Gain (6)	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Net Investment Income Distributions	95.17%	100.00%	100.00%	100.00%	100.00%	99.71%
Short-Term Capital Gain Distributions	4.83%	0.00%	0.00%	0.00%	0.00%	0.29%
Long-Term Capital Gain Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	2.71%	24.20%	4.06%	18.80%	32.27%	6.22%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	96.79%	92.87%	81.59%	92.50%	97.75%	81.18%
Qualified Short-Term Capital Gain (6)	100.00%	0.00%	0.00%	0.00%	0.00%	100.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

303 / Annual Report March 2019

Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries
TCW Investment Management Company LLC
TCW Asset Management Company LLC
Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

Effective May 2018

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Annual Report March 2019 / 304

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

305 / Annual Report March 2019

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees of the Trust*
Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership.	12	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 - June 2017), Athletic Director (2010 - June 2016), University of Southern California.	32	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Martin Luther King III (1957)	Trustee and Chairman of the Nominating and Governance Committee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	12	None

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts); Co-founder and Managing Partner (since 2000) Willowbrook Capital Group, LLC (investment advisory firm).	32	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Keppel-KBS U.S. REIT (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW DL VII Financing LLC (business development company)

Annual Report March 2019 / 306

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Robert G. Rooney (1957)	Trustee and Chairman of the Audit Committee	Indefinite term, since 2009	Chief Financial and Administrative Officer (since November 2018), ParkJockey Global, Inc. (real estate services and technology company); Chief Financial Officer (January 2018 - November 2018), Citizens Parking Inc. (parking services company); Chief Financial Officer (September 2015 - July 2017), Noveltex Enterprise Solutions, Inc. (document management company); Executive Vice President and Chief Operating Officer (2006 - 2011), Affinion Group, Inc. (customer engagement and loyalty company).	12	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Employee (since 2003), Cowen & Co. (broker-dealer); Chief Executive Officer (since 2001), Meadowbrook Capital Management (asset management company).	32	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company)
Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	12	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is President for the Adviser and Group Managing Director of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	12	None

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser (since February 2013), and the Chief Executive Officer and President of The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has served as Chief Executive Officer with the Adviser since June 2008.	1	TCW Strategic Income Fund, Inc. (closed-end fund)

307 / Annual Report March 2019

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Operating Officer of the Adviser, TCW Investment Management Company LLC, The TCW Group, Inc., TCW LLC and TCW Asset Management Company LLC; President and Chief Executive Officer, TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018)	20	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund)

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Ms. Khan is Managing Director of Operations for the Adviser, The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC and TCW LLC. He has been with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle is a Group Managing Director for the Adviser, The TCW Group, Inc., TCW Investment Management Company LLC, TCW Asset Management Company LLC and TWC LLC.	N/A	N/A

Jeffrey Engelsman (1967)	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, since 2014	Mr. Engelsman is a Managing Director and Global Chief Compliance Officer of the Adviser, TCW Investment Management Company LLC, TCW Asset Management Company LLC, and TCW LLC (since January 2016). He is the Chief Compliance Officer of The TCW Group, Inc. Prior to joining TCW, he was a Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds. Mr. Engelsman holds the Series 7, 24 and 63 FINRA licenses. He is Chief Compliance Officer and Anti-Money Laundering Officer for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

Annual Report March 2019 / 308

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Meredith Jackson (1959)	Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary of the Adviser, The TCW Group, Inc., TCW LLC, TCW Investment Management Company LLC and TCW Asset Management Company LLC (since February 2013); before then she was Partner, Irell & Manella LLP (law firm). She is Senior Vice President, Secretary and General Counsel for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President, Associate General Counsel and Assistant Secretary of the Adviser, TCW Investment Management Company LLC, TCW LLC and TCW Asset Management Company LLC (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm). He is Vice President and Assistant Secretary for the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and TCW Alternative Funds (2015 - 2018).	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

309 / Annual Report March 2019

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MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.TCW.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting

Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road, 400

Berwyn Park Berwyn, PA 19312

Legal Counsel

Paul Hastings LLP

101 California Street, 48th Floor

San Francisco, CA 94111

For Additional Information about the MetWest Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.TCW.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Such filings occur no later than 60 days after the end of the Funds’ first and third quarters and is available on the SEC’s website at www.sec.gov.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDap 5/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $535,203 in 2019 and $475,203 in 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2019 and $0 in 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $100,800 in 2019 and $48,600 in 2018.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2019 and $0 in 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $971,061 in 2019 and $1,015,932 in 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	June 6, 2019

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer, Principal Financial Officer and Principal Accounting Officer
(principal financial officer)

Date	June 6, 2019

* Print the name and title of each signing officer under his or her signature.